SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                        ------------------------------

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported) December 29, 1998

Residential Asset Securities Corporation (as company under a Pooling and Servicing Agreement dated as of December 1, 1998 providing for, inter alia, the issuance of Home Equity Mortgage Asset-Backed Pass-Through Certificates, Series 1998-KS4)

           Residential Asset Securities Corporation
---------------------------------------------------------------
    (Exact name of registrant as specified in its charter)




        Delaware             333-30789           75-2006294
===================================================================
(State or other jurisdiction(Commission       (I.R.S. employer
   of incorporation)       file number)     identification no.)



8400 Normandale Lake Blvd., Suite 600, Minneapolis, MN   55437
---------------------------------------------------------------
(Address of principal executive offices)   (Zip code)



Registrant's telephone number, including area code (612) 832-7000



---------------------------------------------------------------
(Former name or former address, if changed since last report)



                       Exhibit Index Located on Page 2

Items 1 through 6 and Item 8 are not included because they are not applicable.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

      (a)   Not applicable

      (b)   Not applicable

      (c) Exhibits (executed copies) - The following execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed:

                         Sequentially
                             Numbered
Exhibit                       Exhibit
Number                                                                    Page

10.1 Pooling and Servicing Agreement, dated as of December 1, 1998 among Residential Asset Securities Corporation, as company, Residential Funding Corporation, as master servicer, and The First National Bank of Chicago, as trustee.

10.2 Certificate Guaranty Insurance Policies issued by Ambac Assurance Corporation in connection with the Residential Asset Securities Corporation,
     Home Equity Mortgage Asset-Backed Pass-Through Certificates, Series 1998-KS4, Class A Certificates.

                                  SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                          RESIDENTIAL ASSET SECURITIES
                                    CORPORATION

                                    By:
                                          Name: Timothy A. Kruse
                                          Title: Vice President

Dated:  January 12, 1999

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         RESIDENTIAL ASSET SECURITIES
                                         CORPORATION

                                          By:    /s/ Timothy A. Kruse
                                          Name: Timothy A. Kruse
                                          Title: Vice President

Dated:  January 12, 1999

                                 Exhibit 10.1

                       Pooling and Servicing Agreement


                                 EXECUTION COPY







                  RESIDENTIAL ASSET SECURITIES CORPORATION,

                                  Depositor,

                       RESIDENTIAL FUNDING CORPORATION,

                               Master Servicer,

                                     and

                     THE FIRST NATIONAL BANK OF CHICAGO,

                                   Trustee




                       POOLING AND SERVICING AGREEMENT

                         Dated as of December 1, 1998




         Home Equity Mortgage Asset-Backed Pass-Through Certificates


                               Series 1998-KS4

            This Pooling and Servicing Agreement, effective as of December 1, 1998, among RESIDENTIAL ASSET SECURITIES CORPORATION, as the depositor (together with its permitted successors and assigns, the "Depositor"), RESIDENTIAL FUNDING CORPORATION, as master servicer (together with its permitted successors and assigns, the "Master Servicer"), and THE FIRST NATIONAL BANK OF CHICAGO, a national banking association, as trustee (together with its permitted successors and assigns, the "Trustee"),

                            PRELIMINARY STATEMENT:

            The Depositor intends to sell mortgage pass-through certificates (collectively, the "Certificates"), to be issued hereunder in thirteen classes, which in the aggregate will evidence the entire beneficial ownership interest in the Mortgage Loans (as defined herein). As provided herein, the Master Servicer will make an election to treat the entire segregated pool of assets relating to the Group I Loans, as described in the definition of REMIC I below, as a real estate mortgage investment conduit (a "REMIC") for federal income tax purposes, and such segregated pool of assets will be designated as "REMIC I." The Class R-I Certificates will represent the sole class of "residual interests" in REMIC I for purposes of the REMIC Provisions (as defined herein) under federal income tax law. Section 1.03 irrevocably sets forth the designation, the REMIC I Remittance Rate, the initial Uncertificated Balance, and solely for purposes of satisfying Treasury Regulation Section 1.860G-1(a)(4)(iii), the "latest possible maturity date" for each of the REMIC I Regular Interests. None of the REMIC I Regular Interests will be certificated.

            As provided herein, the REMIC Administrator will make an election to treat the entire segregated pool of assets relating to the Group II Loans, as described in the definition of REMIC II, as a real estate mortgage investment conduit (a "REMIC") for federal income tax purposes, and such segregated pool of assets will be designated as "REMIC II." The Class R-II Certificates will represent the sole class of "residual interests" in REMIC II for purposes of the REMIC Provisions under federal income tax law. Section 1.03 irrevocably sets forth the designation, the REMIC II Remittance Rate, the initial Uncertificated Balance, and solely for purposes of satisfying Treasury Regulation Section 1.860G-1(a)(4)(iii), the "latest possible maturity date" for each of the REMIC II Regular Interests. None of the REMIC II Regular Interests will be certificated.

            As provided herein, the REMIC Administrator will elect to treat the segregated pool of assets consisting of the REMIC I Regular Interests and REMIC II Regular Interests as a REMIC for federal income tax purposes, and such segregated pool of assets will be designated as REMIC III. The Class R-III Certificates will represent the sole class of "residual interests" in REMIC III for purposes of the REMIC Provisions under federal income tax law. The following table irrevocably sets forth the designation, Pass-Through Rate and initial Certificate Principal Balance for each of the "regular interests" in REMIC III (the "REMIC III Regular Interests"). The "latest possible maturity date" (determined solely for purposes of satisfying Treasury regulation Section 1.860G-1(a)(4)(iii)) for each REMIC III Regular Interest shall be the first Distribution Date that follows the stated maturity date for the Mortgage Loan included in the Trust Fund as of the Closing Date with the longest remaining term to stated maturity.

                   Initial Ratings






                                    Aggregate Initi        Features         Maturity Date S&P   Moody's
                        Pass-Through Certificate
Designation     Type       Rate     Principal Balance

Class A-I      Senior      6.6062%  $350,000,000.00      Senior        December 25, 2029  AAA   Aaa
Class A-II-1   Senior   Adjustable R$300,000,000.00      Senior        December 25, 2029 AAA    Aaa
Class A-II-2   Senior   Adjustable R$175,000,000.00      Senior        December 25, 2029 AAA    Aaa
Class SB-I   SubordinateAdjustable Rate   $88,694     Subordinate      December 25, 2029 N/A    N/A
Class SB-II  SubordinateAdjustable Rate   $90,412     Subordinate      December 25, 2029 N/A    N/A


     The Mortgage Loans have an aggregate Cut-off Date Principal Balance equal to $825,179,106. The Mortgage Loans are comprised of two Loan Groups. The Group I Loans are fixed-rate first and junior lien mortgage loans having terms to maturity at origination or modification of not more than 30 years and the Group II Loans are fixed and adjustable rate first lien and junior lien mortgage loans having terms to maturity at origination or modification of not more than 30 years.

            In consideration of the mutual agreements herein contained, the Depositor, the Master Servicer and the Trustee agree as follows:

                                  ARTICLE I

                                 DEFINITIONS

            Section.1.01. Definitions Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article.

            Accrued  Certificate  Interest:  With  respect to each  Distribution
Date, as to any Class A Certificate, interest accrued during the related Interest Accrual Period at the related Pass-Through Rate on the Certificate Principal Balance thereof immediately prior to such Distribution Date in each case reduced by (i) the interest portion (adjusted to the Net Mortgage Rate (or the Modified Net Mortgage Rate in the case of a Modified Mortgage Loan)) of Realized Losses with respect to Mortgage Loans in the related Loan Group (including Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses and Extraordinary Losses) not allocated to one or more specific Classes of Certificates pursuant to Section 4.05, (ii) the interest portion of Advances with respect to the related Loan Group previously made with respect to a Mortgage Loan or REO Property which remained unreimbursed following the Cash Liquidation or REO Disposition of such Mortgage Loan or REO Property that were made with respect to delinquencies that were ultimately determined to be Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses and (iii) any other interest shortfalls with respect to the related Loan Group not covered by the subordination provided by the Class SB Certificates, including interest that is not collectible from the Mortgagor for the related Due Period pursuant to the Relief Act or similar legislation or regulations as in effect from time to time (but without reduction for any Group I Prepayment Interest Shortfalls, Group II Prepayment Interest Shortfalls, or Class A-II Basis Risk Shortfalls), with all such reductions allocated among all of the Class A-I Certificates in the case of any of such reductions that derive from Loan Group I, in proportion to their respective amounts of Accrued Certificate Interest which would have resulted absent such reductions, and among all of the Class A-II Certificates in the case of any of such reductions that derive from Loan Group II, in proportion to their respective amounts of Accrued Certificate Interest which would have resulted absent such reductions. Accrued Certificate Interest will be calculated on the Class A-I Certificates on the basis of a 360-day year consisting of twelve 30-day months, and on the Class A-II Certificates on the basis of the actual number of days in the related Interest Accrual Period and a 360-day year. With respect to each Distribution Date and the Class SB Certificates, calculated as provided in Section 1.03 hereof.

     Adjustable Group II Loan : Each Mortgage Loan in Group II the interest rate on which is not fixed for the life of such Mortgage Loan.

     Adjusted Mortgage Rate: With respect to any Mortgage Loan and any date of determination, the Mortgage Rate borne by the related Mortgage Note, less the rate at which the related Subservicing Fee accrues.

     Adjustment Date: As to each Adjustable Group II Loan, each date set forth in the related Mortgage Note on which an adjustment to the interest rate on such Mortgage Loan becomes effective.

     Advance: As to any Mortgage Loan, any advance made by the Master Servicer, pursuant to Section 4.04.

     Affiliate: With respect to any Person, any other Person controlling, controlled by or under common control with such first Person. For the purposes of this definition, "control" means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     Agreement: This Pooling and Servicing Agreement and all amendments hereof and supplements hereto.

            Amount Held for Future Distribution: As to any Distribution Date and each Loan Group, the total of the amounts held in the Custodial Account at the close of business on the preceding Determination Date on account of (i) Liquidation Proceeds, Insurance Proceeds, Principal Prepayments, Mortgage Loan purchases made pursuant to Section 2.02, 2.03, 2.04, 3.21 or 4.07 and Mortgage Loan substitutions made pursuant to Section 2.03 or 2.04 received or made in the month of such Distribution Date (other than such Liquidation Proceeds, Insurance Proceeds and purchases of Mortgage Loans that the Master Servicer has deemed to have been received in the preceding month in accordance with Section 3.07(b)) and (ii) payments which represent early receipt of scheduled payments of principal and interest due on a date or dates subsequent to the Due Date in the related Due Period, in each case with respect to the Mortgage Loans in the related Loan Group.

     Applicable Group II Spread: With respect to each Class of Class A-II Certificates, (i) 0.55% per annum, with respect to the Class A-II-1 Certificates (or 1.10% per annum on each Distribution Date following the Loan Group II Optional Termination Date); (ii) 0.63% per annum, with respect to the Class A-II-2 Certificates (or 1.26% per annum on each Distribution Date following the Loan Group II Optional Termination Date).

            Appraised Value: As to any Mortgaged Property, the lesser of (i) the appraised value of such Mortgaged Property based upon the appraisal made at the time of the origination of the related Mortgage Loan, and (ii) the sales price of the Mortgaged Property at such time of origination, except in the case of a Mortgaged Property securing a refinanced or modified Mortgage Loan as to which it is either the appraised value based upon the appraisal made at the time of origination of the loan which was refinanced or modified or the appraised value determined in an appraisal at the time of refinancing or modification, as the case may be.

            Assignment:  An assignment  of the  Mortgage,  notice of transfer or equivalent instrument, in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect of record the sale of the Mortgage Loan to the Trustee for the benefit of Certificateholders, which assignment, notice of transfer or equivalent instrument may be in the form of one or more blanket assignments covering Mortgages secured by Mortgaged Properties located in the same county, if permitted by law and accompanied by an Opinion of Counsel to that effect.

     Assignment Agreement: The Assignment and Assumption Agreement, dated December 29, 1998, between Residential Funding and the Depositor relating to the transfer and assignment of the Mortgage Loans.

            Available Distribution Amount: As to any Distribution Date and each Loan Group, an amount equal to (a) the sum of (i) the amount relating to the Mortgage Loans on deposit in the Custodial Account as of the close of business on the immediately preceding Determination Date and amounts deposited in the Custodial Account in connection with the substitution of Qualified Substitute Mortgage Loans, (ii) the amount of any Advance made on the immediately preceding Certificate Account Deposit Date, (iii) any amount deposited in the Certificate Account on the related Certificate Account Deposit Date pursuant to the second paragraph of Section 3.12(a), (iv) any amount that the Master Servicer is not permitted to withdraw from the Custodial Account pursuant to Section 3.16(e) and
(v) any amount deposited in the Certificate Account pursuant to Section 4.07 or 9.01, reduced by (b) the sum as of the close of business on the immediately preceding Determination Date of (w) aggregate Foreclosure Profits, (x) the Amount Held for Future Distribution, (y) amounts permitted to be withdrawn by the Master Servicer from the Custodial Account in respect of the Mortgage Loans pursuant to clauses (ii)-(x), inclusive, of Section 3.10(a) and (z) the Certificate Insurer Premium payable on such Distribution Date, in each case with respect to the related Loan Group.

            Bankruptcy Amount: As of any date of determination and with respect to each of Loan Group I and Loan Group II, an amount equal to the excess, if any, of (A) $138,083 and $222,450, respectively, over (B) the aggregate amount of Bankruptcy Losses with respect to the related Loan Group allocated to the Class SB Certificates or the Loan Group I Excess Cash Flow or Loan Group II Excess Cash Flow in accordance with Section 4.05. The Bankruptcy Amount for any Loan Group may be further reduced by the Master Servicer (including accelerating the manner in which such coverage is reduced) provided that prior to any such reduction, the Master Servicer shall (i) obtain written approval from the Insurer and written confirmation from each Rating Agency that such reduction shall not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency without taking into account the related Policy, and (ii) provide a copy of such written confirmation to the Trustee and the Insurer.

            Bankruptcy Code:  The Bankruptcy Code of 1978, as amended.

            Bankruptcy Loss: With respect to any Mortgage Loan, a Deficient Valuation or Debt Service Reduction; provided, however, that neither a Deficient Valuation nor a Debt Service Reduction shall be deemed a Bankruptcy Loss hereunder so long as the Master Servicer has notified the Trustee and the Insurer in writing that the Master Servicer is diligently pursuing any remedies that may exist in connection with the representations and warranties made regarding the related Mortgage Loan and either (A) the related Mortgage Loan is not in default with regard to payments due thereunder or (B) delinquent payments of principal and interest under the related Mortgage Loan and any premiums on any applicable primary hazard insurance policy and any related escrow payments in respect of such Mortgage Loan are being advanced on a current basis by the Master Servicer or a Subservicer, in either case without giving effect to any Debt Service Reduction.

     Basis Risk Reserve Fund: The separate Eligible Account created and maintained with the Trustee pursuant to Section 5.07 hereof.

     Basis Risk Shortfall: The amount by which the Accrued Certificate Interest, calculated at a rate equal to One-Month LIBOR plus the Applicable Class A-II Spread, exceeds the Accrued Certificate Interest calculated at the then-applicable Pass-Through Rate.

     Book-Entry Certificate: Any Certificate registered in the name of the Depository or its nominee.

     Business Day: Any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in the State of New York, the State of Michigan, the State of California or the State of Illinois (and such other state or states in which the Custodial Account or the Certificate Account are at the time located) are required or authorized by law or executive order to be closed.

            Buydown Funds: Any amount contributed by the seller of a Mortgaged Property, the Depositor or other source in order to enable the Mortgagor to reduce the payments required to be made from the Mortgagor's funds in the early years of a Mortgage Loan. Buydown Funds are not part of the Trust Fund prior to deposit into the Custodial or Certificate Account.

     Buydown Mortgage Loan: Any Mortgage Loan as to which a specified amount of interest is paid out of related Buydown Funds in accordance with a related buydown agreement.

     Cash Liquidation: As to any defaulted Mortgage Loan other than a Mortgage Loan as to which an REO Acquisition occurred, a determination by the Master Servicer that it has received all Insurance Proceeds, Liquidation Proceeds and other payments or cash recoveries which the Master Servicer reasonably and in good faith expects to be finally recoverable with respect to such Mortgage Loan.

     Certificate: Any Class A Certificate, Class SB Certificate or Class R Certificate.

            Certificate Account: The account or accounts created and maintained pursuant to Section 4.01, which shall be entitled "The First National Bank of Chicago, as trustee, in trust for the registered holders of Residential Asset Securities Corporation, Home Equity Mortgage Asset-Backed Pass-Through Certificates, Series 1998-KS4" and which must be an Eligible Account. Any such account or accounts created and maintained subsequent to the Closing Date shall be subject to the approval of the Insurer, which approval shall not be unreasonably withheld.

     Certificate Account Deposit Date: As to any Distribution Date, the Business Day prior thereto.

            Certificateholder or Holder: The Person in whose name a Certificate is registered in the Certificate Register, except that neither a Disqualified Organization nor a Non-United States Person shall be a holder of a Class R Certificate for any purpose hereof. Solely for the purpose of giving any consent or direction pursuant to this Agreement, any Certificate, other than a Class R Certificate, registered in the name of the Depositor, the Master Servicer or any Subservicer or any Affiliate thereof shall be deemed not to be outstanding and the Percentage Interest or Voting Rights evidenced thereby shall not be taken into account in determining whether the requisite amount of Percentage Interests or Voting Rights necessary to effect any such consent or direction has been obtained. All references herein to "Holders" or "Certificateholders" shall reflect the rights of Certificate Owners as they may indirectly exercise such rights through the Depository and participating members thereof, except as otherwise specified herein; provided, however, that the Trustee shall be required to recognize as a "Holder" or "Certificateholder" only the Person in whose name a Certificate is registered in the Certificate Register. Unless otherwise indicated in this Agreement, the Custodial Agreement or the Assignment Agreement, whenever reference is made to the actions taken by the Trustee on behalf of the Certificateholders, such reference shall include the Insurer as long as there is no Insurer Default continuing.

     Certificate Insurer Premium: The premium payable to the Insurer on each Distribution Date in an amount equal to one-twelfth of the product of the Certificate Insurer Premium Rate and the Certificate Principal Balance of the Class A Certificates immediately prior to such Distribution Date.

     Certificate Insurer Premium Rate: The per annum rate specified in the Insurance Agreement for the purpose of calculating the Certificate Insurer Premium.

     Certificate Owner: With respect to a Book-Entry Certificate, the Person who is the beneficial owner of such Certificate, as reflected on the books of an indirect participating brokerage firm for which a Depository Participant acts as agent, if any, and otherwise on the books of a Depository Participant, if any, and otherwise on the books of the Depository.

            Certificate Principal Balance: With respect to each Class A Certificate, on any date of determination, an amount equal to (i) the initial Certificate Principal Balance of such Certificate as specified on the face thereof, minus (ii) the sum of (x) the aggregate of all amounts previously distributed with respect to such Certificate (or any predecessor Certificate) (including such amounts paid pursuant to the related Policy) to reduce the Certificate Principal Balance thereof pursuant to Section 4.02(c) and (y) the aggregate of all reductions in Certificate Principal Balance deemed to have occurred in connection with Realized Losses that were previously allocated to such Certificate (or any predecessor Certificate) pursuant to Section 4.05 (other than any such amounts included in an Insured Amount paid pursuant to the related Policy). With respect to each Class SB-I Certificate, on any date of determination, an amount equal to the Percentage Interest evidenced by such Certificate times the excess, if any, of (A) the then aggregate Stated Principal Balance of the Group I Loans over (B) the then aggregate Certificate Principal Balance of all Class A-I Certificates then outstanding. With respect to each Class SB-II Certificate, on any date of determination, an amount equal to the Percentage Interest evidenced by such Certificate times the excess, if any, of
(A) the then aggregate Stated Principal Balance of the Group II Loans over (B) the then aggregate Certificate Principal Balance of all Class A-II Certificates then outstanding.

     Certificate Register and Certificate Registrar: The register maintained and the registrar appointed pursuant to Section 5.02.

     Class: Collectively, all of the Certificates bearing the same designation.

     Class A Certificate: Any one of the Class A-I Certificates or Class A-II Certificates.

     Class A-I Certificate: Any one of the Class A-I Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit A-1, senior to the Class SB-I and Class R Certificates with respect to distributions and the allocation of Realized Losses in respect of Loan Group I as set forth in Section 4.05, and evidencing an interest designated as a "regular interest" in REMIC III for purposes of the REMIC Provisions.

     Class A-I Percentage: With respect to any Distribution Date, a fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of the Class A-I Certificates and the denominator of which is the aggregate Stated Principal Balance of the Group I Loans (or related REO Properties), in each case prior to giving effect to distributions to be made on such Distribution Date.

            Class A-II Basis Risk Shortfalls: With respect to any Distribution Date and the Class A-II Certificates, the amount by which the Unadjusted Accrued Certificate Interest on the Class A-II Certificates for such Distribution Date exceeds an amount equal to (x) one-twelfth of the product of the aggregate Stated Principal Balance of the Group II Loans multiplied by (y) the weighted average of the Net Mortgage Rates on the Group II Loans as of the Due Date immediately preceding the related Due Period, weighted on the basis of the Stated Principal Balance of such Mortgage Loans immediately preceding such Distribution Date, to be allocated between the Class A-II Certificates in proportion to the amount of the difference between the Pass-Through Rate on each such Certificate for such Distribution Date (if larger) and the per annum rate calculated pursuant to clause (y) above.

     Class A-II Certificate: Any one of the Class A-II-1 or Class A-II-2 Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit A-1, senior to the Class SB-II Certificates and Class R Certificates with respect to distributions and the allocation of Realized Losses in respect of Loan Group II as set forth in Section 4.05, and evidencing an interest designated as a "regular interest" in REMIC III for purposes of the REMIC Provisions.

     Class A-II Percentage: With respect to any Distribution Date, a fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of the Class A-II Certificates and the denominator of which is the aggregate Stated Principal Balance of the Group II Loans (or related REO Properties), in each case prior to giving effect to distributions to be made on such Distribution Date.

     Class R Certificate: Any one of the Class R-I, Class R-II or Class R-III Certificates.

     Class R-I Certificate: Any one of the Class R-I Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit B and evidencing an interest designated as a "residual interest" in REMIC I for purposes of the REMIC Provisions.

     Class R-II Certificate: Any one of the Class R-II Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit B and evidencing an interest designated as a "residual interest" in REMIC II for purposes of the REMIC Provisions.

     Class R-III Certificate: Any one of the Class R-III Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit B and evidencing an interest designated as a "residual interest" in REMIC III for purposes of the REMIC Provisions.

     Class  SB   Certificate:   Any  one  of  the  Class  SB-I  or  Class  SB-II
Certificates.

     Class SB-I Certificate: Any one of the Class SB-I Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit A-2, subordinate to the Class A-I Certificates with respect to distributions and the allocation of Realized Losses in respect of Loan Group I as set forth in Section 4.05, and evidencing ownership of interests designated as a "regular interest" in REMIC III for purposes of the REMIC Provisions.

     Class SB-II Certificate: Any one of the Class SB-II Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit A-2, subordinate to the Class A-II Certificates with respect to distributions and the allocation of Realized Losses in respect of Loan Group II as set forth in Section 4.05, and evidencing ownership of interests designated as "regular interests" in REMIC III for purposes of the REMIC Provisions.

     Closing Date: December 29, 1998.

            Code:  The Internal Revenue Code of 1986, as amended.

            Combined Loan-to-Value Ratio: The ratio, expressed as a percentage, equal to the sum of (i) the Cut-off Date Principal Balance of such Junior Mortgage Loan and (ii) the principal balance of any related mortgage loans that constitute liens senior to the lien of the Junior Mortgage Loan on the related Mortgaged Property, at the time of the origination of such Junior Mortgage Loan (or, if appropriate, at the time of an appraisal subsequent to origination), to the lesser of (A) the appraised value of the related Mortgaged Property determined in the appraisal used in the origination of such Junior Mortgage Loan (or, if appropriate, the value determined in an appraisal obtained subsequent to origination) and (B) if applicable under the corresponding program, the sales price of each Mortgaged Property.

            Compensating Interest: With respect to any Distribution Date and each Loan Group, an amount equal to Prepayment Interest Shortfalls resulting from Principal Prepayments in Full or Curtailments during the related Prepayment Period, but not more than the lesser of (a) one-twelfth of 0.125% of the Stated Principal Balance of the Mortgage Loans immediately preceding such Distribution Date and (b) the sum of the Servicing Fee, all income and gain on amounts held in the Custodial Account and the Certificate Account and payable to the Certificateholders with respect to such Distribution Date and servicing compensation to which the Master Servicer may be entitled pursuant to Section 3.10(a)(v) and (vi), in each case with respect to the related Loan Group; provided that for purposes of this definition the amount of the Servicing Fee will not be reduced pursuant to Section 7.02 except as may be required pursuant to the last sentence of such Section.

     Corporate Trust Office: The principal office of the Trustee at which at any particular time its corporate trust business with respect to this Agreement shall be administered, which office at the date of the execution of this instrument is located at One First National Plaza, Suite 0126, Chicago, Illinois 60670-0126, Attention: Residential Funding Corporation Series 1998-KS4.

     Curtailment: Any Principal Prepayment made by a Mortgagor which is not a Principal Prepayment in Full.

     Custodial Account: The custodial account or accounts created and maintained pursuant to Section 3.07 in the name of a depository institution, as custodian for the holders of the Certificates and for the Insurer, for the holders of certain other interests in mortgage loans serviced or sold by the Master
Servicer  and for the  Master  Servicer,  into  which the  amounts  set forth in
Section 3.07 shall be deposited directly. Any such account or accounts shall be an Eligible Account.

     Custodial Agreement: An agreement that may be entered into among the Depositor, the Master Servicer, the Trustee and a Custodian in substantially the form of Exhibit C hereto.

     Custodian:  A custodian  appointed  pursuant to a Custodial  Agreement  and
reasonably  acceptable  to  the  Insurer.   Norwest  Bank  Minnesota,   National
Association is acceptable to the Insurer.

     Cut-off Date: December 1, 1998.

     Cut-off Date Principal Balance: As to any Mortgage Loan, the unpaid principal balance thereof at the Cut-off Date after giving effect to all installments of principal due in or prior to the month of the Cut-off Date, whether or not received.

     Debt Service Reduction: With respect to any Mortgage Loan, a reduction in the scheduled Monthly Payment for such Mortgage Loan by a court of competent jurisdiction in a proceeding under the Bankruptcy Code, except such a reduction constituting a Deficient Valuation.

            Deficiency Amount: With respect to the Class A-I Certificates or Class A-II Certificates as of any Distribution Date, (i) any shortfall in amounts available in the Certificate Account to pay interest for the related Interest Accrual Period on the Certificate Principal Balance of such Class A Certificates at the then-applicable Pass-Through Rate, net of any interest shortfalls relating to the Relief Act and any Group I Prepayment Interest Shortfalls, any Group II Prepayment Interest Shortfalls and any Class A-II Basis Risk Shortfalls allocated to such Class A Certificates, (ii) the principal portion of any Realized Losses allocated to such Class A Certificates with respect to such Distribution Date and (iii) the Certificate Principal Balance of such Class A Certificates to the extent unpaid on the Final Distribution Date or earlier termination of the Trust Fund pursuant to Section 9.01(a) hereof.

     Deficient Valuation: With respect to any Mortgage Loan, a valuation by a court of competent jurisdiction of the Mortgaged Property in an amount less than the then outstanding indebtedness under the Mortgage Loan, or any reduction in the amount of principal to be paid in connection with any scheduled Monthly Payment that constitutes a permanent forgiveness of principal, which valuation or reduction results from a proceeding under the Bankruptcy Code.

     Definitive Certificate: Any definitive, fully registered Certificate.

     Deleted Mortgage Loan: A Mortgage Loan replaced or to be replaced with a Qualified Substitute Mortgage Loan.

            Delinquency Ratio: With respect to any Distribution Date, the percentage equivalent of a fraction (a) the numerator of which equals the sum of
(i) 100% of the aggregate Stated Principal Balance of all Mortgage Loans that are 90 or more days Delinquent, 75% of the aggregate Stated Principal Balance of all Mortgage Loans that are in foreclosure and (iii) 100% of the aggregate Stated Principal Balance of all Mortgage Loans that are converted to REO Properties, in each case as of the last day of the related Due Period and (b) the denominator of which is the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of such Due Period.

     Delinquent: A Mortgage Loan is "delinquent" if any payment due thereon is not made by the close of business on the day such payment is scheduled to be due. A Mortgage Loan is "30 days delinquent" if such payment has not been received by the close of business on the corresponding day of the month immediately succeeding the month in which such payment was due, or, if there is no such corresponding day (e.g., as when a 30-day month follows a 31-day month in which a payment was due on the 31st ---- day of such month) then on the last day of such immediately succeeding month. Similarly for "60 days delinquent," "90 days delinquent" and so on.

     Depository: The Depository Trust Company, or any successor Depository hereafter named. The nominee of the initial Depository for purposes of registering those Certificates that are to be Book-Entry Certificates is Cede & Co. The Depository shall at all times be a "clearing corporation" as defined in
Section 8-102(a)(5) of the Uniform Commercial Code of the State of New York and a "clearing agency" registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934, as amended.

            Depository Participant: A broker, dealer, bank or other financial institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

     Destroyed Mortgage Note: A Mortgage Note the original of which was permanently lost or destroyed and has not been replaced.

     Determination Date: With respect to any Distribution Date, the 20th day (or if such 20th day is not a Business Day, the Business Day immediately following such 20th day) of the month of the related Distribution Date.

            Disqualified Organization: Any organization defined as a "disqualified organization" under Section 860E(e)(5) of the Code, which includes any of the following: (i) the United States, any State or political subdivision thereof, any possession of the United States, or any agency or instrumentality of any of the foregoing (other than an instrumentality which is a corporation if all of its activities are subject to tax and, except for the FHLMC, a majority of its board of directors is not selected by such governmental unit), (ii) a foreign government, any international organization, or any agency or instrumentality of any of the foregoing, (iii) any organization (other than certain farmers' cooperatives described in Section 521 of the Code) which is exempt from the tax imposed by Chapter 1 of the Code (including the tax imposed by Section 511 of the Code on unrelated business taxable income), (iv) rural electric and telephone cooperatives described in Section 1381(a)(2)(C) of the Code. A Disqualified Organization also includes any "electing large partnership" as defined in Section 775(a) of the Code and any other Person so designated by the Trustee based upon an Opinion of Counsel that the holding of an Ownership Interest in a Class R Certificate by such Person may cause the related REMIC or any Person having an Ownership Interest in any Class of Certificates (other than such Person) to incur a liability for any federal tax imposed under the Code that would not otherwise be imposed but for the Transfer of an Ownership Interest in a Class R Certificate to such Person. The terms "United States", "State" and "international organization" shall have the meanings set forth in
Section 7701 of the Code or successor provisions.

     Distribution Date: The 25th day of any month beginning in the month immediately following the month of the initial issuance of the Certificates or, if such 25th day is not a Business Day, the Business Day immediately following such 25th day.

     Due Date: With respect to each Mortgage Loan, the date on which the monthly payment is due.

     Due Period: With respect to any Distribution Date, the calendar month in which such Distribution Date occurs.

            Eligible Account: An account that is any of the following: (i) maintained with a depository institution the debt obligations of which have been rated by each Rating Agency in its highest rating available, or (ii) an account or accounts in a depository institution in which such accounts are fully insured to the limits established by the FDIC, provided that any deposits not so insured shall, to the extent acceptable to each Rating Agency, as evidenced in writing, be maintained such that (as evidenced by an Opinion of Counsel delivered to the Trustee and each Rating Agency) the registered Holders of Certificates have a claim with respect to the funds in such account or a perfected first security interest against any collateral (which shall be limited to Permitted Investments) securing such funds that is superior to claims of any other depositors or creditors of the depository institution with which such account is maintained, or (iii) in the case of the Custodial Account, either (A) a trust account or accounts maintained in the corporate trust department of The First National Bank of Chicago, or (B) an account or accounts maintained in the corporate asset services department of The First National Bank of Chicago as long as its short term debt obligations are rated P-1 (or the equivalent) or better by each Rating Agency, and its long term debt obligations are rated A2 (or the equivalent) or better, by each Rating Agency, or (iv) in the case of the Certificate Account, a trust account or accounts maintained in the corporate trust division of The First National Bank of Chicago, or (v) an account or accounts of a depository institution acceptable to each Rating Agency (as evidenced in writing by each Rating Agency that use of any such account as the Custodial Account or the Certificate Account will not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency).

            Event of Default:  As defined in Section 7.01.

     Excess Bankruptcy Loss: With respect to the Mortgage Loans in a Loan Group, any Bankruptcy Loss, or portion thereof, which exceeds the then applicable Bankruptcy Amount with respect to the related Loan Group.

     Excess Fraud Loss: With respect to the Mortgage Loans in a Loan Group, any Fraud Loss, or portion thereof, which exceeds the then applicable Fraud Loss Amount with respect to the related Loan Group.

     Excess Special Hazard Loss: With respect to the Mortgage Loans in a Loan Group, any Special Hazard Loss, or portion thereof, that exceeds the then applicable Special Hazard Amount with respect to the related Loan Group.

     Extraordinary Events: Any of the following conditions with respect to a Mortgaged Property or Mortgage Loan causing or resulting in a loss which causes the liquidation of such Mortgage Loan:

     (a) losses that are of the type that would be covered by the fidelity bond and the errors and omissions insurance policy required to be maintained pursuant to Section 3.12(b) but are in excess of the coverage maintained thereunder;

     (b) nuclear reaction or nuclear radiation or radioactive contamination, all whether controlled or uncontrolled, and whether such loss be direct or indirect, proximate or remote or be in whole or in part caused by, contributed to or aggravated by a peril covered by the definition of the term "Special Hazard Loss";

     (c) hostile or warlike action in time of peace or war, including action in hindering, combatting or defending against an actual, impending or expected attack;

     1. by any government or sovereign power, de jure or de facto, or by any authority maintaining or using military, naval or air forces; or

     2. by military, naval or air forces; or

     3. by an agent of any such government, power, authority or forces;

            (d) any weapon of war employing atomic fission or radioactive force whether in time of peace or war; or

     (e) insurrection, rebellion, revolution, civil war, usurped power or action taken by governmental authority in hindering, combatting or defending against such an occurrence, seizure or destruction under quarantine or customs regulations, confiscation by order of any government or public authority; or risks of contraband or illegal transportation or trade.

     Extraordinary Losses: Any loss incurred on a Mortgage Loan caused by or resulting from an Extraordinary Event.

     FASIT: A "financial asset securitization investment trust" within the meaning of Section 860L of the Code.

     FDIC: Federal Deposit Insurance Corporation or any successor thereto.

     FHLMC: Federal Home Loan Mortgage Corporation, a corporate instrumentality of the United States created and existing under Title III of the Emergency Home Finance Act of 1970, as amended, or any successor thereto.

     Final Distribution Date: The Distribution Date on which the final distribution in respect of the Certificates will be made pursuant to Section 9.01, which Final Distribution Date shall in no event be later than the end of the 90-day liquidation period described in Section 9.02.

     Fitch IBCA: Fitch IBCA, Inc. or its successor in interest.

     FNMA: Federal National Mortgage Association, a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act, or any successor thereto.

            Foreclosure Profits: As to any Distribution Date or related Determination Date and any Mortgage Loan, the excess, if any, of Liquidation Proceeds, Insurance Proceeds and REO Proceeds (net of all amounts reimbursable therefrom pursuant to Section 3.10(a)(ii)) in respect of each Mortgage Loan or REO Property for which a Cash Liquidation or REO Disposition occurred in the related Prepayment Period over the sum of the unpaid principal balance of such Mortgage Loan or REO Property (determined, in the case of an REO Disposition, in accordance with Section 3.14) plus accrued and unpaid interest at the Mortgage Rate on such unpaid principal balance from the Due Date to which interest was last paid by the Mortgagor to the first day of the month following the month in which such Cash Liquidation or REO Disposition occurred.

            Fraud Loss Amount: As of any date of determination after the Cut-off Date and with respect to each of Loan Group I and Loan Group II, an amount equal to (X) prior to the first anniversary of the Cut-off Date an amount equal to 3.00% of the aggregate outstanding principal balance of all of the Mortgage Loans in the related Loan Group as of the Cut-off Date minus the aggregate amount of Fraud Losses with respect to such Loan Group allocated to the Class SB Certificates or the Loan Group I Excess Cash Flow or Loan Group II Excess Cash Flow in accordance with Section 4.05 since the Cut-off Date up to such date of determination, (Y) from the first to the second anniversary of the Cut-off Date, an amount equal to (1) the lesser of (a) the Fraud Loss Amount as of the most recent anniversary of the Cut-off Date and (b) 2.00% of the aggregate outstanding principal balance of all of the Mortgage Loans in the related Loan Group as of the most recent anniversary of the Cut-off Date minus (2) the Fraud Losses with respect to such Loan Group allocated to the Class SB Certificates or the Loan Group I Excess Cash Flow or Loan Group II Excess Cash Flow in accordance with Section 4.05 since the most recent anniversary of the Cut-off Date up to such date of determination and (Z) from the second to the fifth anniversary of the Cut-off Date, an amount equal to (1) the lesser of (a) the Fraud Loss Amount as of the most recent anniversary of the Cut-off Date and (b) 1.00% of the aggregate outstanding principal balance of all of the Mortgage Loans in the related Loan Group as of the most recent anniversary of the Cut-off Date minus (2) the Fraud Losses with respect to such Loan Group allocated to the Class SB Certificates or the Loan Group I Excess Cash Flow or Loan Group II Excess Cash Flow in accordance with Section 4.05 since the most recent anniversary of the Cut-off Date up to such date of determination. On and after the fifth anniversary of the Cut-off Date the Fraud Loss Amount with respect to each Loan Group shall be zero.

            The Fraud Loss Amount may be further reduced by the Master Servicer (including accelerating the manner in which such coverage is reduced) provided that prior to any such reduction, the Master Servicer shall (i) obtain written approval from the Insurer and written confirmation from each Rating Agency that such reduction shall not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency, without taking into account the related Policy; and (ii) provide a copy of such written confirmation to the Trustee and the Insurer.

     Fraud Losses: Losses on Mortgage Loans as to which there was fraud in the origination of such Mortgage Loan.

     Gross Margin: As to each Adjustable Group II Loan, the fixed percentage set forth in the related Mortgage Note and indicated in Exhibit D-2 hereto as the "NOTE MARGIN," which percentage is added to the Index on each Adjustment Date to determine (subject to rounding in accordance with the related Mortgage Note, the Periodic Cap, the Maximum Mortgage Rate and the Minimum Mortgage Rate) the interest rate to be borne by such Mortgage Loan until the next Adjustment Date.

     Group I Available Excess Cash Flow: For any Distribution Date, the excess, if any, of the Loan Group I Excess Cash Flow over the sum of the amounts payable therefrom pursuant to clauses first through eleventh of Section 4.02(d)(i).

            Group I Cumulative Insurance Payment: As of any time of determination, the aggregate amount of all Insured Amounts previously paid by the Insurer under the Group I Policy in respect of the Class A-I Certificates minus (a) the sum of (i) the aggregate of all payments previously made to the Insurer pursuant to Section 4.02 hereof as reimbursement for such Insured Amounts, (ii) any payments made by the Insurer and related to Loan Group I attributable to Excess Bankruptcy Losses, Excess Fraud Losses, Excess Special Hazard Losses and Extraordinary Losses and (iii) any payments made by the Insurer attributable to Realized Losses in excess of 8.50% of the aggregate Cut-off Date Principal Balance of the Mortgage Loans, plus (b) interest thereon from the date such amounts became due until paid in full, at a rate of interest equal to the Late Payment Rate.

     Group I Loans: The Mortgage Loans designated on the Mortgage Loan Schedule attached hereto as Exhibit D-1.

     Group I Policy: The Certificate Guaranty Insurance Policy No. AB0219BE issued by the Insurer in respect of the Class A-I Certificates, a copy of which is attached hereto as Exhibit O-1.

     Group I REO Properties: The REO Properties related to the Group I Loans.

            Group I Prepayment Interest Shortfall: With respect to any Distribution Date, the amount of any Prepayment Interest Shortfalls with respect to Loan Group I for such Distribution Date, to the extent not offset by the Master Servicer with a payment of Compensating Interest as provided in Section
3.16 or by Loan Group I Excess Cash Flow or Loan Group II Excess Cash Flow as provided in Section 4.02(d), to be allocated among the Class A-I Certificates in proportion to their respective amounts of Accrued Certificate Interest for such Distribution Date.

     Group II Available Excess Cash Flow: For any Distribution Date, the excess, if any, of the Loan Group II Excess Cash Flow over the sum of the amounts payable therefrom pursuant to clauses first through eleventh of Section 4.02(d)(ii).

            Group II Cumulative Insurance Payment: As of any time of determination, the aggregate amount of all Insured Amounts previously paid by the Insurer under the Group II Policy in respect of the Class A-II Certificates minus (a) the sum of (i) the aggregate of all payments previously made to the Insurer pursuant to Section 4.02 hereof as reimbursement for such Insured Amounts, (ii) any payments made by the Insurer and related to Loan Group II attributable to Excess Bankruptcy Losses, Excess Fraud Losses, Excess Special Hazard Losses and Extraordinary Losses and (iii) any payments made by the Insurer attributable to Realized Losses in excess of 8.50% of the aggregate Cut-off Date Principal Balance of the Mortgage Loans, plus (b) interest thereon from the date such amounts became due until paid in full, at a rate of interest equal to the Late Payment Rate.

            Group II Loans: The Mortgage Loans designated on the Mortgage Loan Schedule attached hereto as Exhibit D-2-A and Exhibit D-2-B.

     Group II Policy: The Certificate Guaranty Insurance Policy No. AB0220BE issued by the Insurer in respect of the Class A-II Certificates, a copy of which is attached hereto as Exhibit O-2.

     Group II Prepayment  Interest  Shortfall:  With respect to any Distribution
Date, the amount of any Prepayment Interest Shortfalls with respect to Loan Group II for such Distribution Date, to the extent not offset by the Master Servicer with a payment of Compensating Interest as provided in Section 3.16 or by Loan Group II Excess Cash Flow or Loan Group I Excess Cash Flow as provided in Section 4.02(d), to be allocated to the Class A-II Certificates for such Distribution Date.

            Group II REO Properties: The REO Properties related to the Group II Loans.

            High Cost Loan: The Mortgage Loans set forth hereto as Exhibit M that are subject to special rules, disclosure requirements and other provisions that were added to the Federal Truth in Lending Act by the Home Ownership and Equity Protection Act of 1994.

            Independent: When used with respect to any specified Person, means such a Person who (i) is in fact independent of the Depositor, the Master Servicer and the Trustee, or any Affiliate thereof, (ii) does not have any direct financial interest or any material indirect financial interest in the Depositor, the Master Servicer or the Trustee or in an Affiliate thereof, and
(iii) is not connected with the Depositor, the Master Servicer or the Trustee as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

            Index: With respect to any Group II Loan and as to any Adjustment Date therefor, (i) a per annum rate equal to the weekly average yield on U.S. Treasury securities adjusted to a constant maturity of one year as reported by the Federal Reserve Board in statistical Release No. H.15(519) as most recently available as of the date forty-five days prior to the Adjustment Date (or 25 days with respect to 27 Group II Loans), or (ii) a per annum rate equal to an average of interbank offered rates for six-month U.S. dollar-denominated deposits in the London market based on quotations of major banks, as published in The Wall Street Journal and as most recently available (A) as of the first Business Day of the month immediately preceding the month in which such
Adjustment Date occurs or (B) as most recently available as of the date forty-five days prior to such Adjustment Date, or as published by Fannie Mae and as most recently available as of the date forty-five days prior to the Adjustment Date; each as provided in the related Mortgage Note, or, in the event that such index is no longer available, an index selected by the Master Servicer and reasonably acceptable to the Trustee that is based on comparable information.

     Initial Basis Risk Reserve Fund Deposit: $10,000.

     Initial Certificate Principal Balance: With respect to each Class of Certificates, the Certificate Principal Balance of such Class of Certificates as of the Cut-off Date as set forth in the Preliminary Statement hereto.

     Insurance Account: The account or accounts created and maintained pursuant to Section 4.08, which shall be entitled "The First National Bank of Chicago, as trustee, in trust for the registered holders of Residential Asset Securities Corporation, Home Equity Mortgage Asset-Backed Pass-Through Certificates, Series 1998-KS4, Class A," and which must be an Eligible Account.

     Insurance Agreement: The Insurance and Indemnity Agreement, dated as of December 29, 1998, among the Insurer, the Trustee, the Master Servicer and the Depositor.

            Insurance Proceeds: Proceeds paid in respect of the Mortgage Loans pursuant to any Primary Insurance Policy or any other related insurance policy (excluding the Policies) covering a Mortgage Loan, to the extent such proceeds are payable to the mortgagee under the Mortgage, any Subservicer, the Master Servicer or the Trustee and are not applied to the restoration of the related Mortgaged Property or released to the Mortgagor in accordance with the procedures that the Master Servicer would follow in servicing mortgage loans held for its own account.

     Insured Amount: With respect to the Class A Certificates, as of any Distribution Date, the Deficiency Amount, if any, for such Distribution Date.

     Insurer: Ambac Assurance Corporation, a Wisconsin-domiciled stock insurance corporation or its successors in interest.

     Insurer Account: An account of the Insurer maintained at Citibank, N.A. (ABA No. 021-000089), Account No. 40609486, Attention: Pamela Dottin, or such other account as may be designated by the Insurer to the Trustee in writing not less than five Business Days prior to the related Distribution Date.

            Insurer Default: The existence and continuance of any of the following: (a) a failure by the Insurer to make a payment required under either of the Policies in accordance with its terms; or (b)(i) the Insurer (A) files any petition or commences any case or proceeding under any provision or chapter of the Bankruptcy Code or any other similar federal or state law relating to insolvency, bankruptcy, rehabilitation, liquidation or reorganization, (B) makes a general assignment for the benefit of its creditors, or (C) has an order for relief entered against it under the Bankruptcy Code or any other similar federal or state law relating to insolvency, bankruptcy, rehabilitation, liquidation or reorganization which is final and nonappealable; or (ii) a court of competent jurisdiction, the Wisconsin insurance department or other competent regulatory authority enters a final and nonappealable order, judgment or decree (A) appointing a custodian, trustee, agent or receiver for the Insurer or for all or any material portion of its property or (B) authorizing the taking of possession by a custodian, trustee, agent or receiver of the Insurer (or the taking of possession of all or any material portion of the property of the Insurer).

            Interest Accrual Period: With respect to any Class A-I Certificate and any Distribution Date, the calendar month preceding the month in which such Distribution Date occurs. With respect to the Class A-II Certificates, Class SB-I Certificates and Class SB-II Certificates, (i) with respect to the Distribution Date in January 1999, the period commencing the Closing Date and ending on the day preceding the Distribution Date in January 1999 and (ii) with respect to any Distribution Date after the Distribution Date in January 1999, the period commencing on the Distribution Date of the month immediately preceding the month in which such Distribution Date occurs and ending on the day preceding such Distribution Date. Notwithstanding the foregoing, the distributions of interest on any Distribution Date and the calculation of Accrued Certificate Interest for all Classes of Certificates will reflect interest accrued, and receipts with respect thereto, on the Mortgage Loans for the preceding calendar month, as may be reduced in accordance with the definition of Accrued Certificate Interest.

     Junior Mortgage Loan: Any Mortgage Loan that is secured by a junior lien on the related Mortgaged Property.

     Late Collections: With respect to any Mortgage Loan, all amounts received during any Due Period, whether as late payments of Monthly Payments or as Insurance Proceeds, Liquidation Proceeds or otherwise, which represent late payments or collections of Monthly Payments due but delinquent for a previous Due Period and not previously recovered.

     Late Payment Rate: As defined in the Insurance Agreement.

     LIBOR: With respect to any Distribution Date, the arithmetic mean of the London interbank offered rate quotations for one-month U.S. Dollar deposits, expressed on a per annum basis, determined in accordance with Section 1.02.

     LIBOR Business Day: Any day other than (i) a Saturday or Sunday or (ii) a day on which banking institutions in London, England are required or authorized to by law to be closed.

     LIBOR Rate Adjustment Date: With respect to each Distribution Date and the Class A-II Certificates, the second LIBOR Business Day immediately preceding the commencement of the related Interest Accrual Period.

     Liquidation Proceeds: Amounts (other than Insurance Proceeds) received by the Master Servicer in connection with the taking of an entire Mortgaged Property by exercise of the power of eminent domain or condemnation or in connection with the liquidation of a defaulted Mortgage Loan through trustee's sale, foreclosure sale or otherwise, other than REO Proceeds.

     Loan-to-Value Ratio: As of any date, the fraction, expressed as a percentage, the numerator of which is the current principal balance of the related Mortgage Loan at the date of determination and the denominator of which is the Appraised Value of the related Mortgaged Property.

     Loan Group: Either or both of Loan Group I or Loan Group II.

     Loan Group I: The group of Mortgage Loans comprised of the Group I Loans.

     Loan Group I Excess Cash Flow: As of any  Distribution  Date, the excess of
(x) the Available Distribution Amount for Loan Group I for such Distribution Date over (y) the sum of (1) the amount payable on such Distribution Date in respect of the Class A-I Certificates pursuant to Section 4.02(c)(i) and (2) the sum of the amounts relating to the Group I Loans described in clauses (1)-(3) of the definition of Principal Distribution Amount.

     Loan Group I Optional Termination Date: Any Distribution Date on or after which the Loan Group I Stated Principal Balance (before giving effect to distributions to be made on such Distribution Date) is less than 10% of the aggregate Cut-off Date Principal Balance of the Group I Loans.

     Loan Group I Stated Principal Balance: As of any date of determination, the aggregate of the Stated Principal Balances of each Group I Loan that was an Outstanding Mortgage Loan on the Due Date in the Due Period preceding such date of determination.

     Loan Group II: The group of Mortgage Loans comprised of the Group II Loans.

     Loan Group II Excess Cash Flow: As of any Distribution  Date, the excess of
(x) the Available Distribution Amount for Loan Group II for such Distribution Date over (y) the sum of (1) the amount payable on such Distribution Date in respect of the Class A-II Certificates pursuant to Section 4.02(c)(i) and (2) the sum of the amounts relating to the Group II Loans described in clauses
(1)-(3) of the definition of Principal Distribution Amount.

     Loan Group II Optional Termination Date: Any Distribution Date on or after which the Loan Group II Stated Principal Balance (before giving effect to distributions to be made on such Distribution Date) is less than 10% of the aggregate Cut-off Date Principal Balance of the Group II Loans.

     Loan Group II Stated Principal Balance: As to any date of determination, the aggregate of the Stated Principal Balances of each Group II Loan that was an Outstanding Mortgage Loan on the Due Date in the Due Period preceding such date of determination.

     Maturity Date: The latest  possible  maturity date,  solely for purposes of
Section 1.860G-1(a)(4)(iii) of the Treasury Regulations.

     Maximum Group II Rate: With respect to the Class A-II Certificates and each Interest Accrual Period, a per annum rate equal to the weighted average of the Net Mortgage Rates on the Group II Loans as of the Due Date immediately preceding the related Due Period, weighted on the basis of the respective Stated Principal Balances immediately preceding the related Distribution Date.

     Maximum Mortgage Rate: As to any Adjustable Group II Loan, the rate indicated in Exhibit D hereto as the "NOTE CEILING," which rate is the maximum interest rate that may be applicable to such Group II Loan at any time during the life of such Mortgage Loan. As to any other Group II Loan, the Mortgage Rate thereon.

     Maximum Net Mortgage Rate: As to any Adjustable Group II Loan, the rate per annum indicated in Exhibit D as the "MAX NET MTG RT" for such Group II Loan. As to any other Group II Loan, the Net Mortgage Rate thereof.

     Minimum  Mortgage Rate: As to any Adjustable  Group II Loan, the greater of
(i) the Note Margin and (ii) the rate indicated in Exhibit D hereto as the "NOTE FLOOR", which rate may be applicable to such Group II Loan at any time during the life of such Group II Loan. As to any other Group II Loan, the Mortgage Rate thereon.

     Modified Mortgage Loan: Any Mortgage Loan that has been the subject of a Servicing Modification.

     Modified Net Mortgage Rate: As to any Mortgage Loan that is the subject of a Servicing Modification, the Net Mortgage Rate minus the rate per annum by which the Mortgage Rate on such Mortgage Loan was reduced.

            Monthly Payment: With respect to any Mortgage Loan (including any REO Property) and the Due Date in any Due Period, the payment of principal and interest due thereon in accordance with the amortization schedule at the time applicable thereto (after adjustment, if any, for Curtailments and for Deficient Valuations occurring prior to such Due Date but before any adjustment to such amortization schedule by reason of any bankruptcy, other than a Deficient
Valuation, or similar proceeding or any moratorium or similar waiver or grace period and before any Servicing Modification that constitutes a reduction of the interest rate on such Mortgage Loan).

     Moody's: Moody's Investors Service, Inc. or its successor in interest.

     Mortgage: With respect to each Mortgage Note related to a Mortgage Loan, the mortgage, deed of trust or other comparable instrument creating a first or junior lien on an estate in fee simple or leasehold interest in real property securing a Mortgage Note.

     Mortgage File: The mortgage documents listed in Section 2.01 pertaining to a particular Mortgage Loan and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

     Mortgage Loan Schedule: The list of the Mortgage Loans attached hereto as Exhibit D-1 (with respect to the Group I Loans) and Exhibit D-2 (with respect to Group II Loans) (each as amended from time to time to reflect the addition of Qualified Substitute Mortgage Loans), which lists shall set forth at a minimum the following information as to each Mortgage Loan in the related Loan Group:

            (i)   the Mortgage Loan identifying number ("RFC LOAN #");

            (ii) the street address of the Mortgaged Property including state and zip code ("ADDRESS");

            (iii) the maturity of the Mortgage Note ("MATURITY DATE" for the Group I Loans and "MATURITY DT" for the Group II Loans);

            (iv) the Mortgage Rate as of the Cut-off Date ("ORIG RATE" for the Group I Loans and "CURR RATE" for the Group II Loans);

            (v)   the Subservicer pass-through-rate ("CURR NET");

            (vi) the Net Mortgage Rate as of the Cut-off Date ("NET MTG RT");

     (vii) the scheduled monthly payment of principal, if any, and interest as of the Cut-off Date ("ORIGINAL P & I" for the Group I Loans and "CURRENT P & I" for the Group II Loans);

     (viii) the Cut-off Date Principal Balance ("PRINCIPAL BAL");

     (ix)  the  Loan-to-Value  Ratio  [or  Combined   Loan-to-Value   Ratio]  at
origination ("LTV");

     (x) the rate at which the Subservicing Fee accrues as of the Cut-off Date ("SUBSERV FEE") and at which the Servicing Fee accrues ("MSTR SERV FEE");

     (xi) a code "T", "BT" or "CT" under the column "LN FEATURE," indicating that the Mortgage Loan is secured by a second or vacation residence (the absence of any such code means the Mortgage Loan is secured by a primary residence);

     (xii) a code "N" under the column "OCCP CODE", indicating that the Mortgage Loan is secured by a non-owner occupied residence (the absence of any such code means the Mortgage Loan is secured by an owner occupied residence);

            (xiii) the Maximum Mortgage Rate for the Group II Loans ("NOTE CEILING");

            (xiv) the Maximum Net Mortgage Rate for the Group II Loans ("NET CEILING");

            (xv) the Note Margin for the Adjustable Group II Loans ("NOTE MARGIN");

            (xvi) the first Adjustment Date after the Cut-off Date for the Adjustable Group II Loans ("NXT INT CHG DT");

            (xvii) the Periodic Cap for the Adjustable Group II Loans ("PERIODIC DECR" or "PERIODIC INCR"); and

            (xviii) the rounding of the semi-annual or annual adjustment to the Mortgage Rate with respect to the Adjustable Group II Loans ("NOTE METHOD").

            Such schedules may consist of multiple reports that collectively set forth all of the information required.

            Mortgage Loans: Such of the mortgage loans transferred and assigned to the Trustee pursuant to Section 2.01 as from time to time are held or deemed to be held as a part of the Trust Fund, the Mortgage Loans originally so held being identified in the initial Mortgage Loan Schedule, and Qualified Substitute Mortgage Loans held or deemed held as part of the Trust Fund including, without limitation, with respect to each Mortgage Loan, each related Mortgage Note, Mortgage and Mortgage File and all rights appertaining thereto.

     Mortgage  Note:   The  originally   executed  note  or  other  evidence  of
indebtedness evidencing the indebtedness of a Mortgagor under a Mortgage Loan, together with any modification thereto.

            Mortgage Rate: As to any Mortgage Loan, the interest rate borne by the related Mortgage Note, or any modification thereto other than a Servicing Modification. The Mortgage Rate on the Adjustable Group II Loans will adjust:
(a) semi-annually commencing (i) six months after the date of origination, (ii) one year after the date of origination, (iii) two years after the date of origination, or (iv) three years after the date of origination, or (b) annually commencing (i) one year after the date of origination or (ii) three years after the date of origination, each as specified in the related Mortgage Note, in each case, on the Adjustment Date to equal the sum (rounded to the nearest multiple of one-eighth of one percent (0.125%) or up to the nearest one-eighth of one percent with respect to 2.3% of the Group II Loans, which are indicated by a "U" on Exhibit D-2 hereto, or up to the nearest one-quarter of one percent with respect to none of the Group II Loans, which are indicated by an "X" on Exhibit D-2 hereto under the heading "NOTE METHOD"), of the related Index plus the Note Margin, in each case subject to the applicable Periodic Cap, Maximum Mortgage Rate and Minimum Mortgage Rate.

     Mortgaged Property: The underlying real property securing a Mortgage Loan.

            Mortgagor:  The obligor on a Mortgage Note.

            Net Mortgage Rate: As to any Group I Loan or Group II Loan that is not an Adjustable Group II Loan, a per annum rate equal to the Adjusted Mortgage Rate for such Mortgage Loan minus the sum of the Servicing Fee Rate and the Certificate Insurer Premium Rate. With respect to each Adjustable Group II Loan and each Due Date occurring on or prior to the first Adjustment Date for such Group II Loan, the rate designated as the "NET MTG RT" for such Group II Loan on Exhibit D-2 hereto and with respect to each Adjustable Group II Loan and each Due Date occurring after each Adjustment Date, a rate equal to the Adjusted Mortgage Rate minus the sum of the Servicing Fee Rate and the Certificate Insurer Premium Rate; provided that (i) the Net Mortgage Rate becoming effective on any Adjustment Date shall not be greater or less than the Net Mortgage Rate immediately prior to such Adjustment Date plus or minus the Periodic Cap applicable to such Group II Loan and (ii) the Net Mortgage Rate for any Group II Loan shall not exceed a rate equal to the Maximum Net Mortgage Rate for such Group II Loan.

     Non-Primary Residence Loans: The Mortgage Loans designated as secured by second or vacation residences, or by non-owner occupied residences, on the Mortgage Loan Schedule.

     Non-United States Person: Any Person other than a United States Person.

     Nonrecoverable Advance: Any Advance previously made or proposed to be made by the Master Servicer in respect of a Mortgage Loan (other than a Deleted Mortgage Loan) which, in the good faith judgment of the Master Servicer, will not, or, in the case of a proposed Advance, would not, be ultimately recoverable by the Master Servicer from related Late Collections, Insurance Proceeds, Liquidation Proceeds or REO Proceeds.

     Nonsubserviced Mortgage Loan: Any Mortgage Loan that, at the time of reference thereto, is not subject to a Subservicing Agreement.

     Note Margin: As to each Adjustable Group II Loan, the fixed percentage set forth in the related Mortgage Note and indicated in Exhibit D-2 hereto as the "NOTE MARGIN," which percentage is added to the Index on each Adjustment Date to determine (subject to rounding in accordance with the related Mortgage Note, the Periodic Cap, the Maximum Mortgage Rate and the Minimum Mortgage Rate) the interest rate to be borne by such Group II Loan until the next Adjustment Date.

     Notice: As defined in Section 4.04.

     Officers' Certificate: A certificate signed by the Chairman of the Board, the President or a Vice President or Assistant Vice President, or a Director or Managing Director, and by the Treasurer, the Secretary, or one of the Assistant Treasurers or Assistant Secretaries of the Depositor or the Master Servicer, as the case may be, and delivered to the Trustee and the Insurer, as required by this Agreement.

     Opinion of Counsel: A written opinion of counsel acceptable to the Trustee and the Master Servicer, and reasonably acceptable to the Insurer, who may be counsel for the Depositor or the Master Servicer, provided that any opinion of counsel (i) referred to in the definition of "Disqualified Organization" or (ii) relating to the qualification of the Trust Fund as a REMIC or compliance with the REMIC Provisions must, unless otherwise specified, be an opinion of Independent counsel.

     Outstanding Mortgage Loan: As to the Due Date in any Due Period, a Mortgage Loan (including an REO Property) that was not the subject of a Principal Prepayment in Full, Cash Liquidation or REO Disposition and that was not purchased, deleted or substituted for prior to such Due Date pursuant to Section 2.02, 2.03, 2.04, 3.21 or 4.07.

     Ownership Interest: As to any Certificate, any ownership or security interest in such Certificate, including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

     Pass-Through Rate: With respect to the Class A-I Certificates and any Distribution Date, the per annum rate set forth in the Preliminary Statement hereto. With respect to the Class A-II Certificates and each Interest Accrual Period, a per annum rate equal to the lesser of (i) LIBOR plus the Applicable Group II Spread, and (ii) the Maximum Group II Rate. With respect to the Class SB-I Certificates and any Distribution Date, a rate per annum equal to the interest distributable thereon as provided in Section 1.03 divided by the Certificate Principal Balance thereof, converted to a per annum rate.

            With respect to the Class SB-II Certificates and any Distribution Date, a rate per annum equal to the interest distributable thereon as provided in Section 1.03 divided by the Certificate Principal Balance thereof, converted to a per annum rate.

     Paying Agent: The First National Bank of Chicago or any successor Paying Agent appointed by the Trustee.

     Percentage Interest: With respect to any Class A Certificate, the undivided percentage ownership interest in the related Class evidenced by such Certificate, which percentage ownership interest shall be equal to the Initial Certificate Principal Balance thereof divided by the aggregate Initial Certificate Principal Balance of all of the Certificates of the same Class. The Percentage Interest with respect to a Class SB or Class R Certificate shall be stated on the face thereof.

     Periodic Cap: With respect to each Adjustable Group II Loan, the periodic rate cap that limits the increase or the decrease of the related Mortgage Rate on any Adjustment Date pursuant to the terms of the related Mortgage Note.

            Permitted Investments:  One or more of the following:

     (i) obligations of or guaranteed as to principal and interest by the United States or any agency or instrumentality thereof when such obligations are backed by the full faith and credit of the United States;

     (ii) repurchase agreements on obligations specified in clause (i) maturing not more than one month from the date of acquisition thereof, provided that the unsecured obligations of the party agreeing to repurchase such obligations are at the time rated by each Rating Agency in its highest short-term rating available;

            (iii) federal funds, certificates of deposit, demand deposits, time deposits and bankers' acceptances (which shall each have an original maturity of not more than 90 days and, in the case of bankers' acceptances, shall in no event have an original maturity of more than 365 days or a remaining maturity of more than 30 days) denominated in United States dollars of any U.S. depository institution or trust company incorporated under the laws of the United States or any state thereof or of any domestic branch of a foreign depository institution or trust company; provided that the debt obligations of such depository institution or trust company (or, if the only Rating Agency is Standard & Poor's, in the case of the principal depository institution in a depository institution holding company, debt obligations of the depository institution holding company) at the date of acquisition thereof have been rated by each Rating Agency in its highest short-term rating available; and provided further that, if the only Rating Agency is Standard & Poor's and if the depository or trust company is a principal subsidiary of a bank holding company and the debt obligations of such subsidiary are not separately rated, the applicable rating shall be that of the bank holding company; and, provided further that, if the original maturity of such short-term obligations of a domestic branch of a foreign depository institution or trust company shall exceed 30 days, the short-term rating of such institution shall be A-1+ in the case of Standard & Poor's if Standard & Poor's is the Rating Agency;

     (iv) commercial paper and demand notes (having original maturities of not more than 365 days) of any corporation incorporated under the laws of the United States or any state thereof which on the date of acquisition has been rated by each Rating Agency in its highest short-term rating available; provided that such commercial paper or demand notes shall have a remaining maturity of not more than 30 days;

            (v) a money market fund or a qualified investment fund rated by each Rating Agency in its highest rating available; and

     (vi) other obligations or securities that are acceptable to the Insurer and each Rating Agency as a Permitted Investment hereunder and will not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency, as evidenced in writing;

provided, however, that no instrument shall be a Permitted Investment if it represents, either (1) the right to receive only interest payments with respect to the underlying debt instrument or (2) the right to receive both principal and interest payments derived from obligations underlying such instrument and the principal and interest payments with respect to such instrument provide a yield to maturity greater than 120% of the yield to maturity at par of such underlying obligations. References herein to the highest rating available on unsecured long-term debt shall mean AAA in the case of Standard & Poor's and Fitch IBCA and Aaa in the case of Moody's, and references herein to the highest rating available on unsecured commercial paper and short-term debt obligations shall mean the following: A-1 in the case of Standard & Poor's, P-1 in the case of Moody's and either A-1 by Standard & Poor's, P-1 by Moody's or F-1 by Fitch IBCA in the case of Fitch IBCA.

     Permitted Transferee: Any Transferee of a Class R Certificate, other than a Disqualified Organization or Non-United States Person.

            Person: Any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

     Policy  or  Policies:  Either  or both of the  Group I  Policy  or Group II
Policy.

            Prepayment Assumption: With respect to the Class A-I Certificates, the prepayment assumption to be used for determining the accrual of original issue discount and premium and market discount on such Certificates for federal income tax purposes, which assumes a constant prepayment rate of one-tenth of 25% per annum of the then outstanding principal balance of the Group I Loans in the first month of the life of such Group I Loans and an additional one-tenth of 25% per annum in each month thereafter until the tenth month, and beginning in the tenth month and in each month thereafter during the life of the Group I Loans, a constant prepayment rate of 25% per annum each month ("25% HEP"). With respect to the Class A-II Certificates, a prepayment assumption of 28% of the constant prepayment rate (and 25% HEP for the Group II Fixed Rate Loans), used for determining the accrual of original issue discount and premium and market discount on the Class A-II Certificates for federal income tax purposes. The constant prepayment rate assumes that the stated percentage of the outstanding principal balance of the Group II Loans is prepaid over the course of a year.

            Prepayment Interest Shortfall: As to any Distribution Date and any Mortgage Loan (other than a Mortgage Loan relating to an REO Property) that was the subject of (a) a Principal Prepayment in Full during the related Prepayment Period, an amount equal to the excess of one month's interest at the related Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage
Loan) on the Stated Principal Balance of such Mortgage Loan over the amount of interest (adjusted to the related Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan)) paid by the Mortgagor for such Prepayment Period to the date of such Principal Prepayment in Full or (b) a Curtailment during the prior calendar month, an amount equal to one month's interest at the related Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) on the amount of such Curtailment.

     Prepayment Period: As to any Distribution Date, the calendar month preceding the month of distribution.

     Primary  Insurance  Policy:   Each  primary  policy  of  mortgage  guaranty
insurance as indicated on Exhibit D with the exception of either code "23" or "96" under the column "MI CO CODE."

     Principal Distribution Amount: With respect to any Distribution Date and each Loan Group, the sum of:

     (1) the principal portion of each Monthly Payment received or Advanced with respect to the related Due Period on each Outstanding Mortgage Loan in such Loan Group;

     (2) the Stated Principal Balance of any Mortgage Loan in such Loan Group repurchased during the related Prepayment Period (or deemed to have been so repurchased in accordance with Section 3.07(b)) pursuant to Section 2.02, 2.03, 2.04, 3.21 or 4.07 and the amount of any shortfall deposited in the Custodial Account in connection with the substitution of a Deleted Mortgage Loan in such Loan Group pursuant to Section 2.03 or 2.04 during the related Prepayment Period;

     (3) the principal portion of all other unscheduled collections including, without limitation, Principal Prepayments in Full, Curtailments, Insurance Proceeds, Liquidation Proceeds and REO Proceeds) received during the related Prepayment Period (or deemed to have been so received) to the extent applied by the Master Servicer as recoveries of principal of the Mortgage Loans in such Loan Group pursuant to Section 3.14;

     (4) the principal portion of any Realized Losses incurred (or deemed to have been incurred) on any Mortgage Loans in such Loan Group in the related Prepayment Period to the extent covered by (i) Loan Group I Excess Cash Flow for such Distribution Date and, to the extent remaining after application in accordance with Section 4.05, Loan Group II Excess Cash Flow (in the case of Realized Losses on the Group I Loans); and (ii) Loan Group II Excess Cash Flow for such Distribution Date and, to the extent remaining after application in accordance with Section 4.05, Loan Group I Excess Cash Flow (in the case of Realized Losses on the Group II Loans); and

            (5) the amount of any related Subordination Increase Amount for such Distribution Date; minus

            (6) the amount of any related Subordination Reduction Amount for such Distribution Date.

     Principal Prepayment: Any payment of principal or other recovery on a Mortgage Loan, including a recovery that takes the form of Liquidation Proceeds or Insurance Proceeds, which is received in advance of its scheduled Due Date and is not accompanied by an amount as to interest representing scheduled interest on such payment due on any date or dates in any month or months subsequent to the month of prepayment.

     Principal Prepayment in Full: Any Principal Prepayment made by a Mortgagor of the entire principal balance of a Mortgage Loan.

            Program Guide: The AlterNet Seller Guide or the Residential Funding Seller Guide, as applicable, for mortgage collateral sellers that participate in Residential Funding's AlterNet Mortgage Program, and Residential Funding's Servicing Guide and any other subservicing arrangements which Residential Funding has arranged to accommodate the servicing of the Mortgage Loans and including, for purposes of this Agreement, such arrangements as Residential Funding has made with Ocwen Federal and Equity Lending Inc., and in each case all supplements and amendments thereto published by Residential Funding from time to time.

            Purchase Price: With respect to any Mortgage Loan (or REO Property) required to be or otherwise purchased on any date pursuant to Section 2.02, 2.03, 2.04, 3.21 or 4.07, an amount equal to the sum of (i) 100% of the Stated Principal Balance thereof plus the principal portion of any related unreimbursed Advances and (ii) unpaid accrued interest at the Adjusted Mortgage Rate (or Modified Net Mortgage Rate plus the rate per annum at which the Servicing Fee and the Certificate Insurer Premium Rate is calculated in the case of a Modified Mortgage Loan) (or at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) plus the Certificate Insurer Premium Rate in the case of a purchase made by the Master Servicer) on the Stated Principal Balance thereof to the first day of the month following the month of purchase from the Due Date to which interest was last paid by the Mortgagor.

            Qualified Substitute Mortgage Loan: A Mortgage Loan substituted by Residential Funding or the Depositor for a Deleted Mortgage Loan which must, on the date of such substitution, as confirmed in an Officers' Certificate delivered to the Trustee, (i) have an outstanding principal balance, after deduction of the principal portion of the monthly payment due in the month of substitution (or in the case of a substitution of more than one Mortgage Loan for a Deleted Mortgage Loan, an aggregate outstanding principal balance, after such deduction), not in excess of the Stated Principal Balance of the Deleted Mortgage Loan (the amount of any shortfall to be deposited by Residential
Funding, in the Custodial Account in the month of substitution); (ii) have a Mortgage Rate and a Net Mortgage Rate no lower than and not more than 1% per annum higher than the Mortgage Rate and Net Mortgage Rate, respectively, of the Deleted Mortgage Loan as of the date of substitution; (iii) have a Loan-to-Value Ratio at the time of substitution no higher than that of the Deleted Mortgage Loan at the time of substitution; (iv) have a remaining term to stated maturity not greater than (and not more than one year less than) that of the Deleted Mortgage Loan; (v) comply with each representation and warranty set forth in Sections 2.03 and 2.04 hereof and Section 4 of the Assignment Agreement and (vi) in the case of the Adjustable Group II Loans, (w) have a Mortgage Rate that adjusts with the same frequency and based upon the same Index as that of the Deleted Mortgage Loan, (x) have a Note Margin not less than that of the Deleted Mortgage Loan; (y) have a Periodic Rate Cap that is equal to that of the Deleted Mortgage Loan; and (z) have a next Adjustment Date no later than that of the Deleted Mortgage Loan.

     Rating Agency: With respect to the Class A Certificates, Standard & Poor's and Moody's. If either agency or a successor is no longer in existence, "Rating Agency" shall be such statistical credit rating agency, or other comparable Person, designated by the Depositor and the Insurer, notice of which designation shall be given to the Trustee and the Master Servicer.

            Realized Loss: With respect to each Mortgage Loan (or REO Property) as to which a Cash Liquidation or REO Disposition has occurred, an amount (not less than zero) equal to (i) the Stated Principal Balance of the Mortgage Loan (or REO Property) as of the date of Cash Liquidation or REO Disposition, plus
(ii) interest (and REO Imputed Interest, if any) at the sum of the Net Mortgage Rate and the Certificate Insurer Premium Rate from the Due Date as to which interest was last paid or advanced to Certificateholders up to the last day of the month in which the Cash Liquidation (or REO Disposition) occurred on the Stated Principal Balance of such Mortgage Loan (or REO Property) outstanding during each Due Period that such interest was not paid or advanced, minus (iii) the proceeds, if any, received during the month in which such Cash Liquidation (or REO Disposition) occurred, to the extent applied as recoveries of interest at the sum of the Net Mortgage Rate and the Certificate Insurer Premium Rate and to principal of the Mortgage Loan, net of the portion thereof reimbursable to the Master Servicer or any Subservicer with respect to related Advances or expenses as to which the Master Servicer or Subservicer is entitled to reimbursement thereunder but which have not been previously reimbursed. With respect to each Mortgage Loan which is the subject of a Servicing Modification,
(a) the amount by which the interest portion of a Monthly Payment or the principal balance of such Mortgage Loan was reduced, and (b) any such amount with respect to a Monthly Payment that was or would have been due in the month immediately following the month in which a Principal Prepayment or the Purchase Price of such Mortgage Loan is received or is deemed to have been received. With respect to each Mortgage Loan which has become the subject of a Deficient Valuation, the difference between the principal balance of the Mortgage Loan outstanding immediately prior to such Deficient Valuation and the principal balance of the Mortgage Loan as reduced by the Deficient Valuation. With respect to each Mortgage Loan which has become the object of a Debt Service Reduction, the amount of such Debt Service Reduction. Notwithstanding the above, neither a Deficient Valuation nor a Debt Service Reduction shall be deemed a Realized Loss hereunder so long as the Master Servicer has notified the Trustee and the Insurer in writing that the Master Servicer is diligently pursuing any remedies that may exist in connection with the representations and warranties made regarding the related Mortgage Loan and either (A) the related Mortgage Loan is not in default with regard to payments due thereunder or (B) delinquent payments of principal and interest under the related Mortgage Loan and any premiums on any applicable primary hazard insurance policy and any related escrow payments in respect of such Mortgage Loan are being advanced on a current basis by the Master Servicer or a Subservicer, in either case without giving effect to any Debt Service Reduction.

     Record Date: With respect to each Distribution Date, the close of business on the last Business Day of the month next preceding the month in which the related Distribution Date occurs.

     Relief Act: The Soldiers' and Sailors' Civil Relief Act of 1940, as amended.

     REMIC: A "real estate  mortgage  investment  conduit" within the meaning of
Section 860D of the Code. As used herein, the term "the REMICs" shall mean the REMICs created under this Agreement.

     REMIC Administrator: Residential Funding Corporation. If Residential Funding Corporation is found by a court of competent jurisdiction to no longer be able to fulfill its obligations as REMIC Administrator under this Agreement the Master Servicer or Trustee acting as Master Servicer shall appoint a successor REMIC Administrator, acceptable to the Insurer, subject to assumption of the REMIC Administrator obligations under this Agreement.

     REMIC I: That segregated pool of assets subject hereto, constituting a part of the primary trust created hereby and to be administered hereunder, with respect to which a separate REMIC election is to be made, consisting of:

      (i)   the Group I Loans and the related Mortgage Files,

     (ii) all payments on and collections in respect of the Group I Mortgage Loans due after the Cut-off Date as shall be on deposit in the Custodial Account or in the Certificate Account and identified as belonging to the Trust Fund,

     (iii) property which secured a Group I Loan and which has been acquired for the benefit of the Certificateholders by foreclosure or deed in lieu of foreclosure,

      (iv)  the  hazard  insurance   policies  and  Primary  Insurance  Policies
pertaining to Group I Loans, if any, and

      (v) all proceeds of clauses (i) through (iv) above.

     REMIC I Interest: The REMIC I Regular Interests and the Class R-I Certificates.

            REMIC I Regular Interest: As defined in Section 1.03.

     REMIC II Interest: The REMIC II Regular Interests and the Class R-II Certificates.

            REMIC II Regular Interest: As defined in Section 1.03.

            REMIC I Remittance Rate: The per annum rate at which interest accrues on each REMIC I Regular Interest as set forth in Section 1.03.

     REMIC II: That segregated pool of assets subject hereto, constituting a part of the primary trust created hereby and to be administered hereunder, with respect to which a separate REMIC election is to be made, consisting of:

      (i)   the Group II Loans and the related Mortgage Files,

     (ii) all payments on and collections in respect of the Group II Loans due after the Cut-off Date as shall be on deposit in the Custodial Account or in the Certificate Account and identified as belonging to the Trust Fund,

     (iii) property which secured a Group II Loan and which has been acquired for the benefit of the Certificateholders by foreclosure or deed in lieu of foreclosure,

      (iv)  the  hazard  insurance   policies  and  Primary  Insurance  Policies
pertaining to Group II Loans, if any, and

      (v) all proceeds of clauses (i) through (iv) above.

            REMIC II Remittance Rate: The per annum rate at which interest accrues on each REMIC II Regular Interest as set forth in Section 1.03.

     REMIC III: The segregated pool of assets consisting of all of the REMIC I Regular Interests and REMIC II Regular Interests, with respect to which a separate REMIC election is to be made.

     REMIC III Certificate: Any Certificate, other than a Class R-I Certificate or Class R-II Certificate.

     REMIC III Regular Certificate: Any REMIC III Certificate, other than a Class R-III Certificate.

     REMIC III Regular Interest: Any of the five certificated beneficial ownership interests in REMIC III issued hereunder and, hereby, designated as a "regular interest" in REMIC III, as follows: Class A-I Certificates, Class A-II-1 Certificates, Class A-II-2 Certificates, Class SB-I Certificates and Class SB-II Certificates.

     REMIC Provisions: Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Sections 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and temporary and final regulations (or, to the extent not inconsistent with such temporary or final regulations, proposed regulations) and published rulings, notices and announcements promulgated thereunder, as the foregoing may be in effect from time to time.

     REO Acquisition: The acquisition by the Master Servicer on behalf of the Trustee for the benefit of the Certificateholders of any REO Property pursuant to Section 3.14.

     REO Disposition: As to any REO Property, a determination by the Master Servicer that it has received substantially all Insurance Proceeds, Liquidation Proceeds, REO Proceeds and other payments and recoveries (including proceeds of a final sale) which the Master Servicer expects to be finally recoverable from the sale or other disposition of the REO Property.

     REO Imputed Interest: As to any REO Property, for any period, an amount equivalent to interest (at the sum of the Net Mortgage Rate and the Certificate Insurer Premium Rate that would have been applicable to the related Mortgage Loan had it been outstanding) on the unpaid principal balance of the Mortgage Loan as of the date of acquisition thereof for such period.

     REO Proceeds: Proceeds, net of expenses, received in respect of any REO Property (including, without limitation, proceeds from the rental of the related Mortgaged Property) which proceeds are required to be deposited into the Custodial Account only upon the related REO Disposition.

            REO Property: A Mortgaged Property acquired by the Master Servicer through foreclosure or deed in lieu of foreclosure in connection with a defaulted Mortgage Loan.

     Request for Release: A request for release, the forms of which are attached as Exhibit E hereto, or an electronic request in a form acceptable to the Custodian.

     Required Insurance Policy: With respect to any Mortgage Loan, any insurance policy which is required to be maintained from time to time under this Agreement, the Program Guide or the related Subservicing Agreement in respect of such Mortgage Loan.

     Residential   Funding:   Residential   Funding   Corporation,   a  Delaware
corporation, in its capacity as seller of the Mortgage Loans to the Depositor and any successor thereto.

     Responsible Officer: When used with respect to the Trustee, any officer of the Corporate Trust Department of the Trustee, including any Senior Vice President, any Vice President, any Assistant Vice President, any Assistant Secretary, any Trust Officer or Assistant Trust Officer, or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers to whom, with respect to a particular matter, such matter is referred.

            Rolling Six Month Delinquency Rate: As of any Distribution Date, the fraction, expressed as a percentage, equal to the average of the Delinquency Ratio for each of the six (or one, two, three, four and five in the case of the first, second, third, fourth and fifth Distribution Dates) immediately preceding Due Periods.

     Seller: As to any Mortgage Loan, a Person, including any Subservicer, that executed a Seller's Agreement applicable to such Mortgage Loan.

     Seller's Agreement: An agreement for the origination and sale of Mortgage Loans generally in the form of the seller contract referred to or contained in the Program Guide, or in such other form as has been approved by the Master Servicer and the Depositor, each containing representations and warranties in respect of one or more Mortgage Loans.

     Servicing Accounts: The account or accounts created and maintained pursuant to Section 3.08.

            Servicing Advances: All customary, reasonable and necessary "out of pocket" costs and expenses incurred in connection with a default, delinquency or other unanticipated event by the Master Servicer in the performance of its servicing obligations, including, but not limited to, the cost of (i) the preservation, restoration and protection of a Mortgaged Property, (ii) any enforcement or judicial proceedings, including foreclosures, (iii) the management and liquidation of any REO Property and (iv) compliance with the obligations under Sections 3.01, 3.08, 3.12(a) and 3.14, including, if the Master Servicer or any Affiliate of the Master Servicer provides services such as appraisals and brokerage services that are customarily provided by Persons other than servicers of mortgage loans, reasonable compensation for such services.

     Servicing Fee: With respect to any Mortgage Loan and Distribution Date, the fee payable monthly to the Master Servicer in respect of master servicing compensation that accrues at an annual rate equal to the Servicing Fee Rate multiplied by the Stated Principal Balance of such Mortgage Loan as of the related Due Date in the related Due Period, as may be adjusted pursuant to
Section 3.16(e).

     Servicing Fee Rate: The per annum rate designated on the Mortgage Loan Schedule as the "MSTR SERV FEE".

     Servicing Officer: Any officer of the Master Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name and specimen signature appear on a list of servicing officers furnished to the Trustee and the Insurer by the Master Servicer, as such list may from time to time be amended.

     Servicing Modification: Any reduction of the interest rate on or the outstanding principal balance of a Mortgage Loan that is in default or, in the judgment of the Master Servicer, default is reasonably foreseeable pursuant to a modification of such Mortgage Loan in accordance with Section 3.07(a).

            Special Hazard Amount: As of any Distribution Date and with respect to Loan Group I and Loan Group II, an amount equal to $3,500,887 and $4,750,904, respectively, minus the sum of (i) the aggregate amount of Special Hazard Losses allocated to the Class SB Certificates or the related Loan Group I Excess Cash Flow or Loan Group II Excess Cash Flow in accordance with Section 4.05 and (ii) the Adjustment Amount (as defined below) as most recently calculated. For each anniversary of the Cut-off Date, the "Adjustment Amount" shall be equal to the amount, if any, by which the amount calculated in accordance with the preceding sentence (without giving effect to the deduction of the Adjustment Amount for such anniversary) exceeds the greater of (A) the greatest of (i) twice the outstanding principal balance of the Mortgage Loan in the related Loan Group that has the largest outstanding principal balance on the Distribution Date immediately preceding such anniversary, (ii) the product of 1.00% multiplied by the outstanding principal balance of all Mortgage Loans in the related Loan Group on the Distribution Date immediately preceding such anniversary and (iii) the aggregate outstanding principal balance (as of the immediately preceding Distribution Date) of the Mortgage Loans in the related Loan Group in any single five-digit California zip code area with the largest amount of Mortgage Loans by aggregate principal balance as of such anniversary and (B) the greater of (i) the product of 0.50% multiplied by the outstanding principal balance of all Mortgage Loans in the related Loan Group on the Distribution Date immediately preceding such anniversary multiplied by a fraction, the numerator of which is equal to the aggregate outstanding principal balance (as of the immediately preceding Distribution Date) of all of the Mortgage Loans in such Loan Group secured by Mortgaged Properties located in the State of California divided by the aggregate outstanding principal balance (as of the immediately preceding Distribution Date) of all of the Mortgage Loans in the related Loan Group, expressed as a percentage, and the denominator of which is equal to 4.7% in the case of Loan Group I and 12.6% with respect to Loan Group II (which percentage is equal to the percentage of Mortgage Loans in such Loan Group initially secured by Mortgaged Properties located in the State of California) and (ii) the aggregate outstanding principal balance (as of the immediately preceding Distribution Date) of the largest Mortgage Loan in the related Loan Group secured by a Mortgaged Property (or, with respect to a Cooperative Loan, the related Cooperative Apartment) located in the State of California.

            The Special Hazard Amount may be further reduced by the Master Servicer (including accelerating the manner in which coverage is reduced) provided that prior to any such reduction, the Master Servicer shall (i) obtain written approval of the Insurer and written confirmation from each Rating Agency that such reduction shall not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency, without taking into account the related Policy, and (ii) provide a copy of such written confirmation to the Trustee and the Insurer.

     Special Hazard Loss: Any Realized Loss not in excess of the lesser of the cost of repair or the cost of replacement of a Mortgaged Property suffered by such Mortgaged Property on account of direct physical loss, exclusive of (i) any loss of a type covered by a hazard policy or a flood insurance policy required to be maintained in respect of such Mortgaged Property pursuant to Section 3.12(a), except to the extent of the portion of such loss not covered as a result of any coinsurance provision and (ii) any Extraordinary Loss.

     Standard & Poor's: Standard & Poor's, a division of The McGraw-Hill Companies, or its successor in interest.

     Startup Date: The day designated as such pursuant to Article X hereof.

            Stated Principal Balance: With respect to any Mortgage Loan or related REO Property, at any given time, (i) the Cut-off Date Principal Balance of the Mortgage Loan, minus (ii) the sum of (a) the principal portion of the Monthly Payments due with respect to such Mortgage Loan or REO Property during each Due Period in which the most recent Distribution Date occurs which were received or with respect to which an Advance was made, and (b) all Principal Prepayments with respect to such Mortgage Loan or REO Property, and all Insurance Proceeds, Liquidation Proceeds and REO Proceeds, to the extent applied by the Master Servicer as recoveries of principal in accordance with Section
3.14 with respect to such Mortgage Loan or REO Property, in each case which were distributed pursuant to Section 4.02 on any previous Distribution Date, and (c) any Realized Loss allocated to Certificateholders with respect thereto for any previous Distribution Date.

            Sub-Group:  Either of Sub-Group II-A or Sub-Group II-B.

            Sub-Group II-A: The Mortgage Loans designated on the Mortgage Loan Schedule attached hereto as Exhibit D-2-A.

            Sub-Group II-B: The Mortgage Loans designated on the Mortgage Loan Schedule attached hereto as Exhibit D-2-B.

            Subordinated Amount: As of any Distribution Date with respect to each Loan Group, the excess, if any, of (a) the aggregate Stated Principal Balances of the Mortgage Loans in such Loan Group immediately following such Distribution Date over (b) the Certificate Principal Balance of the Class A-I or Class A-II Certificates (as applicable) as of such Distribution Date (after taking into account the payment of the amounts described in clauses (b) (1)-(4) of the definition of Principal Distribution Amount on such Distribution Date).

     Subordination Deficiency Amount: With respect to any Distribution Date and each Loan Group, the excess, if any, of (a) the related Targeted Subordinated Amount applicable to such Distribution Date over (b) the related Subordinated Amount applicable to such Distribution Date prior to taking into account the payment of any related Subordination Increase Amounts on such Distribution Date.

     Subordination Increase Amount: With respect to any Distribution Date and each Loan Group, the lesser of (a) the Subordination Deficiency Amount as of such Distribution Date (after taking into account the payment of the related Principal Distribution Amount on such Distribution Date (exclusive of the payment of any related Subordination Increase Amount)) and (b)

      (i) with respect to Loan Group I, the amount of Loan Group I Excess Cash Flow on such Distribution Date as reduced by the sum of (1) any Realized Losses included in clause (b)(4) of the definition of Principal Distribution Amount with respect to such Distribution Date that is attributable to Loan Group I, (2) any Realized Losses included in clause
      (b)(4) of the Principal Distribution Amount with respect to such Distribution Date that is attributable to Loan Group II, (3) Group I Cumulative Insurance Payments for such Distribution Date, and (4) Group II Cumulative Insurance Payments for such Distribution Date covered by Loan Group I Excess Cash Flow; and

      (ii) with respect to Loan Group II, the amount of Loan Group II Excess Cash Flow on such Distribution Date as reduced by (1) any Realized Losses included in clause (b)(4) of the definition of Principal Distribution Amount with respect to such Distribution Date that is attributable to Loan Group II, (2) any Realized Losses included in clause (b)(4) of the Principal Distribution Amount with respect to such Distribution Date that is attributable to Loan Group I, (3) Group II Cumulative Insurance Payments for such Distribution Date, and (4) Group I Cumulative Insurance Payments for such Distribution Date covered by Loan Group II Excess Cash Flow.

            Subordination Reduction Amount: With respect to any Distribution Date and a Loan Group, an amount equal to the lesser of (a) the excess, if any, of (x) the related Subordinated Amount that would exist following such Distribution Date following payment of the related Principal Distribution Amount (exclusive of any reductions thereto attributable to the related Subordinated Reduction Amount) over (y) the related Targeted Subordinated Amount for such Distribution Date and (b) the sum of the amounts for such Distribution Date specified in clauses (b)(1)-(3) of the definition of Principal Distribution Amount for such Loan Group.

     Subserviced Mortgage Loan: Any Mortgage Loan that, at the time of reference thereto, is subject to a Subservicing Agreement.

     Subservicer: Any Person with whom the Master Servicer has entered into a Subservicing Agreement and who generally satisfied the requirements set forth in the Program Guide in respect of the qualification of a Subservicer as of the date of its approval as a Subservicer by the Master Servicer.

     Subservicer Advance: Any delinquent installment of principal and interest on a Mortgage Loan which is advanced by the related Subservicer (net of its Subservicing Fee) pursuant to the Subservicing Agreement.

     Subservicing Account: An account established by a Subservicer in accordance with Section 3.08.

     Subservicing Agreement: The written contract between the Master Servicer and any Subservicer relating to servicing and administration of certain Mortgage Loans as provided in Section 3.02, generally in the form of the servicer contract referred to or contained in the Program Guide or in such other form as has been approved by the Master Servicer and the Depositor.

     Subservicing Fee: As to any Mortgage Loan, the fee payable monthly to the related Subservicer (or, in the case of a Nonsubserviced Mortgage Loan, to the Master Servicer) in respect of subservicing and other compensation that accrues with respect to each Distribution Date at an annual rate designated as "SUBSERV FEE" in Exhibit D-1 and Exhibit D-2.

            Targeted Subordinated Amount:  With respect to:

            (A) Loan Group I and any Distribution Date, an amount equal to 1.0% of the aggregate Cut-off Date Principal Balance of the Group I Loans; provided, however, that so long as (x) the Rolling Six Month Delinquency Rate does not exceed 5.00%, (y) the aggregate amount of all Realized Losses on the Mortgage Loans do not exceed 2.00% of the aggregate Cut-off Date Principal Balance of the Mortgage Loans and (z) no claim has been made on the Group I Policy by the Trustee, which has not been reimbursed as Group I Cumulative Insurance Payments and Group II Cumulative Insurance Payments pursuant to Section 4.02 within six months from the date such claim representing an Insured Amount has been paid by the Insurer, then with respect to any Distribution Date after the later to occur of (a) the Distribution Date in December 2000 and (b) the last Distribution Date on which the Stated Principal Balance of the Group I Loans, after giving effect to distributions to be made on such Distribution Date, is greater than 50% of the aggregate Cut-off Date Principal Balance of the Group I Loans, the Targeted Subordinated Amount will equal the greater of (i) 2.00% of the Stated Principal Balance of the Group I Loans immediately preceding such Distribution Date, and
(ii) 0.50% of the aggregate Cut-off Date Principal Balance of the Group I Loans. Notwithstanding the foregoing, if the Targeted Subordinated Amount is not reduced pursuant to the previous sentence, on or after the first Distribution Date on which the Stated Principal Balance of the Group I Loans, after giving effect to distributions to be made on such Distribution Date, is equal to or less than 33% of the aggregate Cut-off Date Principal Balance of the Group I Loans and the amount of Realized Losses with respect to any Distribution Date does not exceed 4.25% of the aggregate Cut-off Date Principal Balance of the Mortgage Loans, the Targeted Subordination Amount shall be 3.00% of the then outstanding aggregate Stated Principal Balance of the Group I Loans. In addition, if the Targeted Subordinated Amount was reduced pursuant to the first sentence of this definition and the aggregate amount of Realized Losses with respect to any Distribution Date (i) exceeds 3.75% of the aggregate Cut-off Date Principal Balance of the Mortgage Loans, the Targeted Subordination Amount in respect of Loan Group I shall be 3.00% of the then outstanding aggregate Stated Principal Balance of the Group I Loans or (ii) exceeds 4.50% of the aggregate Cut-off Date Principal Balance of the Mortgage Loans, the Targeted Subordination Amount in respect of Loan Group I shall be 4.00% of the then outstanding aggregate Stated Principal Balance of the Group I Loans; and

            (B) Loan Group II and any Distribution Date, an amount equal to 3.0% of the aggregate Cut-off Date Principal Balance of the Group II Loans; provided however, that so long as (x) the Rolling Six Month Delinquency Rate does not exceed 9.00%, (y) the aggregate amount of all Realized Losses on the Mortgage Loans do not exceed 2.50% of the aggregate Cut-off Date Principal Balance of the Mortgage Loans, and (z) no claim has been made on the Group II Policy by the Trustee, which has not been reimbursed as Group I Cumulative Insurance Payments and Group II Cumulative Insurance Payments pursuant to Section 4.02 within six months from the date such claim representing an Insured Amount has been paid by the Insurer, then with respect to any Distribution Date after the later to occur of (a) the Distribution Date in December 2000 and (b) the last Distribution Date on which the Stated Principal Balance of the Group II Loans, after giving effect to distributions to be made on such Distribution Date, is greater than 50% of the aggregate Cut-off Date Principal Balance of the Group II Loans, the Targeted Subordinated Amount will equal the greater of (i) 6.00% of the Stated Principal Balance of the Group II Loans immediately preceding such Distribution Date and
(ii) 0.50% of the aggregate Cut-off Date Principal Balance of the Group II Loans. Notwithstanding the foregoing, if the Targeted Subordinated Amount is not reduced pursuant to the previous sentence, on or after the first Distribution Date on which the Stated Principal Balance of the Group II Loans, after giving effect to distributions to be made on such Distribution Date, is equal to or less than 33% of the aggregate Cut-off Date Principal Balance of the Group II Loans and the amount of Realized Losses with respect to any Distribution Date does not exceed 4.25% of the aggregate Cut-off Date Principal Balance of the Mortgage Loans, the Targeted Subordination Amount shall be 9.00% of the then outstanding aggregate Stated Principal Balance of the Group II Loans. In addition, if the Targeted Subordinated Amount was reduced pursuant to the first sentence of this definition and the aggregate amount of Realized Losses with respect to any Distribution Date (i) exceeds 3.75% of the aggregate Cut-off Date Principal Balance of the Mortgage Loans, the Targeted Subordination Amount in respect of Loan Group II shall be 9.00% of the then outstanding aggregate Stated Principal Balance of the Group II Loans or (ii) exceeds 4.50% of the aggregate Cut-off Date Principal Balance of the Mortgage Loans, the Targeted Subordination Amount in respect of Loan Group II shall be 12.00% of the then outstanding aggregate Stated Principal Balance of the Group II Loans.

The Targeted Subordinated Amount may be reduced with the prior written consent of the Insurer and the Rating Agencies.

            Tax Returns: The federal income tax returns on Internal Revenue Service Form 1066, U.S. Real Estate Mortgage Investment Conduit Income Tax Return, including Schedule Q thereto, Quarterly Notice to Residual Interest Holders of REMIC Taxable Income or Net Loss Allocation, or any successor forms, to be filed on behalf of the Trust Fund due to their classification as REMICs under the REMIC Provisions, together with any and all other information, reports or returns that may be required to be furnished to the Certificateholders or filed with the Internal Revenue Service or any other governmental taxing authority under any applicable provisions of federal, state or local tax laws.

     Transfer: Any direct or indirect transfer, sale, pledge, hypothecation or other form of assignment of any Ownership Interest in a Certificate.

     Transferee: Any Person who is acquiring by Transfer any Ownership Interest in a Certificate.

     Transferor: Any Person who is disposing by Transfer of any Ownership Interest in a Certificate.

     Trigger Event: As of any Distribution Date, for purposes of Section 7.05, "Trigger Events; Removal of Master Servicer," the occurrence of any of the following scenarios:

                  (a) The aggregate Rolling Six-Month Delinquency Rate is greater than 12% for the then-current Distribution Date;

     (b) The aggregate Rolling Six-Month Delinquency Rate is greater than 10% for the then-current and two preceding Distribution Dates;

     (c) The aggregate 12 Month Loss Amount is greater than or equal to 2.75% of the aggregate Stated Principal Balance of the Mortgage Loans; or

                  (d) the aggregate Realized Losses on the Mortgage Loans exceed
                  (a) with respect to the first 12 Distribution Dates, 2.25% of the aggregate Cut-off Date Principal Balance, (b) with respect to the next 12 Distribution Dates, 3.75% of the aggregate Cut-off Date Principal Balance, (c) with respect to the next 12 Distribution Dates, 5.25% of the aggregate Cut-off Date Principal Balance, (d) with respect to the next 12 Distribution Dates, 6.75% of the aggregate Cut-off Date Principal Balance, and (e) with respect to all Distribution Dates thereafter, 8.00% of the aggregate Cut-off Date Principal Balance.

     Trust Fund: Collectively, the Basis Risk Reserve Fund and the assets of REMIC I, REMIC II and REMIC III consisting of the segregated pool of assets, with respect to which a REMIC election is to be made, consisting of:

            (i)   the Mortgage Loans and the related Mortgage Files,

     (ii) all payments on and collections in respect of the Mortgage Loans due after the Cut-off Date as shall be on deposit in the Custodial Account or in the Certificate Account and identified as belonging to the Trust Fund,

     (iii) property which secured a Mortgage Loan and which has been acquired for the benefit of the Certificateholders by foreclosure or deed in lieu of foreclosure,

     (iv) the hazard insurance policies and Primary Insurance Policies, if any,

     (v) the Policies,

     (vi) any amounts on deposit in the Insurance Account, and

     (vii) all proceeds of clauses (i) through (vi) above.

     12 Month Loss Amount: With respect to any Distribution Date, an amount equal to the aggregate of all Realized Losses on the Mortgage Loans during the 12 preceding Due Periods.

     Unadjusted Accrued Certificate Interest: With respect to each Distribution Date, as to any Class A Certificate, interest accrued during the related Interest Accrual Period at the related Pass-Through Rate on the Certificate Principal Balance thereof immediately prior to such Distribution Date.

            Uniform Single Attestation Program for Mortgage Bankers: The Uniform Single Attestation Program for Mortgage Bankers, as published by the Mortgage Bankers Association of America and effective with respect to fiscal periods ending on or after December 15, 1995.

     Uninsured Cause: Any cause of damage to property subject to a Mortgage such that the complete restoration of such property is not fully reimbursable by the hazard insurance policies.

            United States Person: A citizen or resident of the United States, a corporation or partnership (or other entity treated as a corporation or partnership for United States federal income tax purposes) created or organized in, or under the laws of, the United States or any political subdivision thereof, an estate whose income from sources without the United States is includable in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States, or a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States Persons have the authority to control all substantial decisions of the trust. The term "United States" shall have the meaning set forth in Section 7701 of the Code or successor provisions.

            Voting Rights: The portion of the voting rights of all of the Certificates which is allocated to any Certificate. 97% of all of the Voting Rights shall be allocated among Holders of each Class of Class A Certificates in proportion to the outstanding Certificate Principal Balances of their respective Certificates; 1% and 1% of all of the Voting Rights shall be allocated among the Holders of the Class SB-I and Class SB-II Certificates, respectively; and 1/3 of 1% of all of the Voting Rights shall be allocated among the Holders of each of the Class R-I, Class R-II and Class R-III Certificates; in each case to be allocated among the Certificates of such Class in accordance with their respective Percentage Interest.

            Section 1.02.     Determination of LIBOR

            LIBOR applicable to the calculation of the Pass-Through Rate on the Class A-II-1 and Class A-II-2 Certificates for any Interest Accrual Period will be determined on each LIBOR Rate Adjustment Date.

            On each LIBOR Rate Adjustment Date, LIBOR shall be established by the Trustee and, as to any Interest Accrual Period, will equal the rate for one month United States dollar deposits that appears on the Telerate Screen Page 3750 as of 11:00 a.m., London time, on such LIBOR Rate Adjustment Date. "Telerate Screen Page 3750" means the display designated as page 3750 on the Telerate Service (or such other page as may replace page 3750 on that service for the purpose of displaying London interbank offered rates of major banks). If such rate does not appear on such page (or such other page as may replace that page on that service, or if such service is no longer offered, LIBOR shall be so established by use of such other service for displaying LIBOR or comparable rates as may be selected by the Trustee after consultation with the Master Servicer), the rate will be the Reference Bank Rate. The "Reference Bank Rate" will be determined on the basis of the rates at which deposits in U.S. Dollars are offered by the reference banks (which shall be any three major banks that are engaged in transactions in the London interbank market, selected by the Trustee after consultation with the Master Servicer) as of 11:00 a.m., London time, on the LIBOR Rate Adjustment Date to prime banks in the London interbank market for a period of one month in amounts approximately equal to the Certificate Principal Balance of the Class A-II Certificates then outstanding. The Trustee will request the principal London office of each of the reference banks to provide a quotation of its rate. If at least two such quotations are provided, the rate will be the arithmetic mean of the quotations rounded up to the next multiple of 1/16%. If on such date fewer than two quotations are provided as requested, the rate will be the arithmetic mean of the rates quoted by one or more major banks in New York City, selected by the Trustee after consultation with the Master Servicer, as of 11:00 a.m., New York City time, on such date for loans in U.S. Dollars to leading European banks for a period of one month in amounts approximately equal to the Certificate Principal Balance of the Class A-II Certificates then outstanding. If no such quotations can be obtained, the rate will be LIBOR for the prior Distribution Date.

            The establishment of LIBOR by the Trustee on any LIBOR Rate Adjustment Date and the Trustee's subsequent calculation of the Pass-Through Rate applicable to the Class A-II Certificates for the relevant Interest Accrual Period, in the absence of manifest error, will be final and binding.

     Promptly following each LIBOR Rate Adjustment Date the Trustee shall supply the Master Servicer with the results of its determination of LIBOR on such date. Furthermore, the Trustee will supply to any Certificateholder so requesting by telephone the Pass-Through Rate on the Class A-II-1 and Class A-II-2 Certificates, respectively, for the current and the immediately preceding Interest Accrual Period.

            Section 1.03.     Certain REMIC Matters.

     (a) The Trustee shall elect that each of REMIC I, REMIC II and REMIC III shall be treated as a REMIC under Section 860D of the Code. Any inconsistencies or ambiguities in this Agreement or in the administration of this Agreement shall be resolved in a manner that preserves the validity of such REMIC elections. The REMIC I and REMIC II Regular Interests (as defined below) shall constitute the assets of REMIC III.

            (b) REMIC I will be evidenced by (x) the Class IA and Class IM Interests (the "REMIC I Regular Interests"), which will be uncertificated and non-transferable and are hereby designated as the "regular interests" in REMIC I and (y) the Class R-I Certificates, which are hereby designated as the single "residual interest" in REMIC I (the REMIC I Regular Interests, together with the Class R-1 Certificates, the "REMIC I Interests"). The REMIC I Regular Interests shall be recorded on the records of REMIC I as being issued to and held by the Trustee on behalf of REMIC III.

            (c) The REMIC I Interests will have the following designations, initial principal balances and pass-through rates:

                                                Pass-           Allocations
     REMIC I               Initial             Through               of
    Interests              Balance               Rate             Interest


       I-A              $  3,500,000               (1)                (2)
         I-M            $346,588,694               (1)                (2)
         R-I            $          0              0% (3)



     (1) The pass-through rate on these REMIC I Regular Interests shall at any time of determination equal the weighted average of the Net Mortgage Rates of the Mortgage Loans in Loan Group I.

     (2) Any interest with respect to this REMIC I Regular Interest in excess of the product of (i) 100 times the weighted average Pass-Through Rate of the Class I-A and Class I-M Interests, where the Class I-A Interest is first subject to a cap and floor equal to the Pass-Through Rate on the Class A-I Certificates and the Class I-M Interest is subject to a cap equal to 0%, and (ii) the principal balance of this REMIC I Regular Interest, shall be allocated to the Class SB-I Certificates. The Class SB-I Certificates will also be entitled to a portion of the principal paid on the Group I Regular Interests in an amount equal to their Initial Certificate Principal Balance.

     (3) On each Distribution Date, available funds, if any remaining in REMIC I after payments of interest and principal, as designated above, will be distributed to the Class R-I Certificates. It is expected that there will not be any distributions on the Class R-I Certificates.

            (d) The Subordination Increase Amount for Loan Group I will not be paid directly as principal to the REMIC I Regular Interests, but instead a portion of the interest payable with respect to the Class I-M Interest which equals 1% of the such Subordination Increase Amount will be payable as a reduction of the principal balance of the Class I-A Interest (and will be accrued and added to the principal balance of the Class I-M Interest). Principal payments on the Group I Loans shall be allocated 99% to the Class I-M Interest, and 1% to the Class I-A Interest, until paid in full. Notwithstanding the above, principal payments that are attributable to the Subordination Reduction Amount for Loan Group I shall be allocated to the Class I-M Interest, until paid in full. Realized losses shall be applied such that after all distributions have been made on each Distribution Date (i) the principal balance of the Class I-A Interest is 1% of the principal balance of the Class A-I Certificates; and (ii) the principal balance of the Class I-M Interest is equal to the Loan Group I Stated Principal Balance, less an amount equal to the amount described in (i).

            (e) REMIC II will be evidenced by (x) the Class II-A-1, Class II-A-2 and Class II-M Interests (the "REMIC II Regular Interests"), which will be uncertificated and non-transferable and are hereby designated as the "regular interests" in REMIC II and (y) the Class R-II Certificates, which are hereby designated as the single "residual interest" in REMIC II (the REMIC II Regular Interests, together with the Class R-II Certificates, the "REMIC II Interests"). The REMIC II Regular Interests shall be recorded on the records of REMIC II as being issued to and held by the Trustee on behalf of REMIC III.

     (f) The REMIC II Interests will have the following designations and pass-through rates, and distributions of principal and interest thereon shall be allocated in the following manner:

                                               Pass-        Allocation
       REMIC II              Initial          Through           of
       Interests             Balance            Rate         Interest

        II-A-1              $   3,000,000         (1)          (2),(3)
          II-A-2            $   1,750,000         (1)          (2),(3)
           II-M             $ 470,340,412         (1)          (2),(3)
           R-II             $           0         0%             N/A


---------------

(1) The pass-through rate on these REMIC II Regular Interests shall at any time of determination equal the weighted average of the Net Mortgage Rates of the Mortgage Loans in Loan Group II. (2) Except as provided in note (3), interest will be allocated among the Class II-A-1 and Class II-A-2 Certificates in the same proportion as interest is payable on such Certificates.

     (3) Any interest with respect to this REMIC II Regular Interest in excess of the product of (i) 100 times the weighted average pass-through rate of the Class II-A-1, Class II-A-2 and Class II-M Interests, where each of such classes, other than the Class II-M Interest is first subject to a cap and floor equal to the Pass-Through Rates on the Class A-II-1 and Class A-II-2 Certificates, respectively, and the Class II-M Interest is subject to a cap equal to 0%, and
(ii) the principal balance of this REMIC II Regular Interest, shall be allocated to the Class SB-II Certificates. The Class SB-II Certificates will also be entitled to a portion of the principal paid on the Group II Regular Interests in an amount equal to their Initial Certificate Principal Balance.

            (g) The Subordination Increase Amount for Group II will not be paid directly as principal to the REMIC II Regular Interests, but instead a portion of the interest payable with respect to the Class II-M Interest which equals 1% of such Subordinated Increase Amount will be payable as a reduction of the principal balances of the Class II-A-1 and Class II-A-2 Interests in the same manner in which such Subordinated Increase Amount is allocated among the Class A-II-1 and Class A-II-2 Certificates, respectively (and will be accrued and added to principal on the Class II-M Interest). Principal payments on the Group II Loans shall be allocated 99% to the Class II-M Interest, and 1% to the Class II-A-1 and Class II-A-2 Interests, until paid in full. The aggregate amount of principal allocated to the Class II-A-1, and Class II-A-2 Interests shall be apportioned among such classes in the same manner as principal is payable with respect to the Class II-A-1 and Class II-A-2 Certificates, respectively. Notwithstanding the above, principal payments that are attributable to the Subordination Reduction Amount for Loan Group II shall be allocated to the Class II-M Interests (until paid in full). Realized losses shall be applied such that after all distributions have been made on such Distribution Date (i) the principal balances of the Class II-A-1 and Class II-A-2 Interests are each 1% of the principal balances of the Class A-II-1 and Class A-II-2 Certificates, respectively; and (ii) the aggregate principal balance of the Class II-M Interest is equal to the Loan Group II Stated Principal Balance less the amount computed in (i).

            (h) The Maturity Dates of the REMIC I Regular Interests, REMIC II Regular Interests and REMIC III Regular Interests is December 25, 2029.

                                  ARTICLE II

                        CONVEYANCE OF MORTGAGE LOANS;
                      ORIGINAL ISSUANCE OF CERTIFICATES

            Section 2.01.     Conveyance of Mortgage Loans.

     (a) The Depositor, concurrently with the execution and delivery hereof, does hereby assign to the Trustee without recourse all the right, title and interest of the Depositor in and to the Mortgage Loans, including all interest and principal received on or with respect to the Mortgage Loans after the Cut-off Date (other than payments of principal and interest due on each Mortgage Loan on or before the Due Date in the month of the Cut-off Date).

     (b) In connection with such assignment, and contemporaneously with the delivery of this Agreement the Depositor delivered or caused to be delivered hereunder to the Trustee the Policies, and except as set forth in Section 2.01(c) below, the Depositor does hereby deliver to, and deposit with, the Trustee, or to and with one or more Custodians, as the duly appointed agent or agents of the Trustee for such purpose, the following documents or instruments (or copies thereof as permitted by this Section): with respect to each Mortgage Loan so assigned:

     (i) The original Mortgage Note, endorsed without recourse to the order of the Trustee and showing an unbroken chain of endorsements from the originator thereof to the Person endorsing it to the Trustee, or with respect to any Destroyed Mortgage Note, an original lost note affidavit from the related Seller or Residential Funding stating that the original Mortgage Note was lost, misplaced or destroyed, together with a copy of the related Mortgage Note;

     (ii) The original Mortgage with evidence of recording indicated thereon or a copy of the Mortgage certified by the public recording office in which such Mortgage has been recorded;

     (iii) An original Assignment of the Mortgage to the Trustee with evidence of recording indicated thereon or a copy of such assignment certified by the public recording office in which such assignment has been recorded;

     (iv) The original recorded assignment or assignments of the Mortgage showing an unbroken chain of title from the originator thereof to the Person assigning it to the Trustee or a copy of such assignment or assignments of the Mortgage certified by the public recording office in which such assignment or assignments have been recorded;

     (v) The original of each modification, assumption agreement or preferred loan agreement, if any, relating to such Mortgage Loan or a copy of each modification, assumption agreement or preferred loan agreement certified by the public recording office in which such document has been recorded; and

     (vi) With respect to any High Cost Loan, the notice to assignees that the Mortgage Loan is subject to special truth in lending rules, to the extent required by applicable law.

            (c) The Depositor may, in lieu of delivering the documents set forth in Section 2.01(b)(iv) and (v) to the Trustee or the Custodian or Custodians, deliver such documents to the Master Servicer, and the Master Servicer shall hold such documents in trust for the use and benefit of all present and future Certificateholders and the Insurer until such time as is set forth below. Within ten Business Days following the earlier of (i) the receipt of the original of each of the documents or instruments set forth in Section 2.01(b)(iv) and (v) (or copies thereof as permitted by such Section) for any Mortgage Loan and (ii) a written request by the Trustee to deliver those documents with respect to any or all of the Mortgage Loans then being held by the Master Servicer, the Master Servicer shall deliver a complete set of such documents to the Trustee or the Custodian or Custodians that are the duly appointed agent or agents of the Trustee.

     On the Closing Date, the Master Servicer shall certify that it has in its possession an original or copy of each of the documents referred to in Section 2.01(b)(iv) and (v) which has been delivered to it by the Depositor. Every six months after the Closing Date, for so long as the Master Servicer is holding documents pursuant to this Section 2.01(c), the Master Servicer shall deliver to
(i) Moody's, if it is one of the Rating Agencies, (ii) the Trustee, (iii) the Insurer and (iv) each Custodian a report setting forth the status of the documents which it is holding pursuant to this Section 2.01(c).

            (d) In the event that in connection with any Mortgage Loan the Depositor cannot deliver the Mortgage, any assignment, modification, assumption agreement or preferred loan agreement (or copy thereof certified by the public recording office) with evidence of recording thereon concurrently with the execution and delivery of this Agreement solely because of a delay caused by the public recording office where such Mortgage, assignment, modification, assumption agreement or preferred loan agreement, as the case may be, has been delivered for recordation, the Depositor shall deliver or cause to be delivered to the Trustee or the respective Custodian a true and correct photocopy of such Mortgage, assignment, modification, assumption agreement or preferred loan agreement.

            The Depositor shall promptly cause to be recorded in the appropriate public office for real property records the Assignment referred to in clause
(iii) of Section 2.01(b), except in states where, in the opinion of counsel acceptable to the Trustee, the Insurer and the Master Servicer, such recording is not required to protect the Trustee's interests in the Mortgage Loan against the claim of any subsequent transferee or any successor to or creditor of the Depositor or the originator of such Mortgage Loan.

            Any of the items set forth in Section 2.01(b) that may be delivered as a copy rather than the original may be delivered in microfiche form.

     The Depositor shall deliver to the Trustee or the Custodian within 120 days of the Closing Date the original or a copy of the title insurance policy, with respect to each Mortgaged Property that is delivered to the Seller at origination of the Mortgage Loan, to the extent the Depositor has such title insurance policy in its possession as of the Closing Date. The Depositor or the Master Servicer shall hold in trust for the use and benefit of all present and future Certificateholders and the Insurer, the original or a copy of the title insurance binder with respect to each Mortgaged Property that is delivered to the Seller at origination of the Mortgage Loan, to the extent the Depositor or the Master Servicer, as applicable, has such title insurance binder in its possession as of the Closing Date.

            (e) It is intended that the conveyances by the Depositor to the Trustee of the Mortgage Loans as provided for in this Section 2.01 be and be construed as a sale by the Depositor to the Trustee of the Mortgage Loans for the benefit of the Certificateholders. Further, it is not intended that any such conveyance be deemed to be a pledge of the Mortgage Loans by the Depositor to the Trustee to secure a debt or other obligation of the Depositor. However, in the event that the Mortgage Loans are held to be property of the Depositor or of Residential Funding, or if for any reason this Agreement is held or deemed to create a security interest in the Mortgage Loans, then it is intended that (a) this Agreement shall also be deemed to be a security agreement within the meaning of Articles 8 and 9 of the New York Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction; (b) the conveyances provided for in this Section 2.01 shall be deemed to be (1) a grant by the Depositor to the Trustee of a security interest in all of the Depositor's right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to (A) the Mortgage Loans, including with respect to each Mortgage Loan, the Mortgage Notes, the Mortgages, (B) any related insurance policies and all other documents in the related Mortgage Files, (C) all amounts payable pursuant to the Mortgage Loans in accordance with the terms thereof and (D) any and all general intangibles, accounts, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit and investment property consisting of, arising from or relating to any of the foregoing, and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including without limitation all amounts from time to time held or invested in the Certificate Account or the Custodial Account, whether in the form of cash, instruments, securities or other property and (2) an assignment by the Depositor to the Trustee of any security interest in any and all of Residential Funding's right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to the property described in the foregoing clauses (1)(A), (B), (C) and (D) granted by Residential Funding to the Depositor pursuant to the Assignment Agreement;
(c) the possession by the Trustee, the Custodian or any other agent of the Trustee of Mortgage Notes or such other items of property as constitute instruments, money, negotiable documents, goods, letters of credit, advices of credit, certificated securities or chattel paper shall be deemed to be "possession by the secured party," or possession by a purchaser for purposes of perfecting the security interest pursuant to the Minnesota Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction (including, without limitation, Section 9-305, and 9-115 thereof); and (d) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, securities intermediaries, bailees or agents of, or persons holding for (as applicable) the Trustee for the purpose of perfecting such security interest under applicable law.

            The Depositor and, at the Depositor's direction, Residential Funding and the Trustee shall, to the extent consistent with this Agreement, take such reasonable actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans and the other property described above, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement. Without limiting the generality of the foregoing, the Depositor shall prepare and deliver to the Trustee not less than 15 days prior to any filing date and, the Trustee shall forward for filing, or shall cause to be forwarded for filing, at the expense of the Depositor, all filings necessary to maintain the effectiveness of any original filings necessary under the Uniform Commercial Code as in effect in any jurisdiction to perfect the Trustee's security interest in or lien on the Mortgage Loans as evidenced by an Officer's Certificate of the Depositor, with a copy delivered to the Insurer, including without limitation (x) continuation statements, and (y) such other statements as may be occasioned by (1) any change of name of Residential Funding, the Depositor or the Trustee (such preparation and filing shall be at the expense of the Trustee, if occasioned by a change in the Trustee's name), (2) any change of location of the place of business or the chief executive office of Residential Funding or the Depositor or (3) any transfer of any interest of Residential Funding or the Depositor in any Mortgage Loan.

            Section 2.02.     Acceptance by Trustee.

            The Trustee acknowledges receipt (or, with respect to Mortgage Loans subject to a Custodial Agreement, and based solely upon a receipt or certification executed by the Custodian, receipt by the respective Custodian as the duly appointed agent of the Trustee) of the documents referred to in Section 2.01(b)(i) through (iii) above (except that for purposes of such acknowledgment only, a Mortgage Note may be endorsed in blank and an Assignment of Mortgage may be in blank) and declares that it, or a Custodian as its agent, holds and will hold such documents and the other documents constituting a part of the Mortgage Files delivered to it, or a Custodian as its agent, in trust for the use and benefit of all present and future Certificateholders. The Trustee or Custodian (such Custodian being so obligated under a Custodial Agreement) agrees, for the benefit of Certificateholders, to review each Mortgage File delivered to it pursuant to Section 2.01(b) within 45 days after the Closing Date to ascertain that all required documents (specifically as set forth in Section 2.01(b)), have been executed and received, and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule, as supplemented, that have been conveyed to it. Upon delivery of the Mortgage Files by the Depositor or the Master Servicer, the Trustee shall acknowledge receipt (or, with respect to Mortgage Loans subject to a Custodial Agreement, and based solely upon a receipt or certification executed by the Custodian, receipt by the respective Custodian as the duly appointed agent of the Trustee) of the documents referred to in
Section 2.01(c) above. The Trustee or Custodian (such Custodian being so obligated under a Custodial Agreement) agrees to review each Mortgage File delivered to it pursuant to Section 2.01(c) within 45 days after receipt thereof to ascertain that all documents required to be delivered pursuant to such Section have been received, and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule, as supplemented, that have been conveyed to it.

            If the Custodian, as the Trustee's agent, finds any document or documents constituting a part of a Mortgage File to be missing or defective in any material respect, the Trustee shall promptly so notify the Master Servicer and the Depositor. Pursuant to Section 2.3 of the Custodial Agreement, the Custodian will notify the Master Servicer, the Depositor and the Trustee of any such omission or defect found by it in respect of any Mortgage File held by it. The Master Servicer shall promptly notify the related Subservicer or Seller of such omission or defect and request that such Subservicer or Seller correct or cure such omission or defect within 60 days from the date the Master Servicer was notified of such omission or defect and, if such Subservicer or Seller does not correct or cure such omission or defect within such period, that such Subservicer or Seller purchase such Mortgage Loan from REMIC I or REMIC II, as applicable, at its Purchase Price, in either case within 90 days from the date the Master Servicer was notified of such omission or defect; provided that if the omission or defect would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure or repurchase must occur within 90 days from the date such breach was discovered. The Purchase Price for any such Mortgage Loan, whether purchased by the Seller or the Subservicer, shall be deposited or caused to be deposited by the Master Servicer in the Custodial Account maintained by it pursuant to
Section 3.07 and, upon receipt by the Trustee of written notification of such deposit signed by a Servicing Officer, the Trustee or any Custodian, as the case may be, shall release to the Master Servicer the related Mortgage File and the Trustee shall execute and deliver such instruments of transfer or assignment prepared by the Master Servicer, in each case without recourse, as shall be necessary to vest in the Seller or its designee or the Subservicer or its designee, as the case may be, any Mortgage Loan released pursuant hereto and thereafter such Mortgage Loan shall not be part of the Trust Fund. It is understood and agreed that the obligation of the Seller or the Subservicer, as the case may be, to so cure or purchase any Mortgage Loan as to which a material defect in or omission of a constituent document exists shall constitute the sole remedy respecting such defect or omission available to Certificateholders or the Trustee on behalf of Certificateholders (except for the Insurer's rights, under the Insurance Agreement).



     Section 2.03. Representations, Warranties and Covenants of the Master Servicer and the Depositor.

            (a) The Master Servicer hereby represents and warrants to the Trustee for the benefit of the Certificateholders and the Insurer that:

     (i) The Master Servicer is a corporation duly organized, validly existing and in good standing under the laws governing its creation and existence and is or will be in compliance with the laws of each state in which any Mortgaged Property is located to the extent necessary to ensure the enforceability of each Mortgage Loan in accordance with the terms of this Agreement;

                  (ii) The  execution  and  delivery  of this  Agreement  by the
      Master Servicer and its performance and compliance with the terms of this Agreement will not violate the Master Servicer's Certificate of Incorporation or Bylaws or constitute a material default (or an event which, with notice or lapse of time, or both, would constitute a material default) under, or result in the material breach of, any material contract, agreement or other instrument to which the Master Servicer is a party or which may be applicable to the Master Servicer or any of its assets;

                  (iii) This Agreement, assuming due authorization, execution and delivery by the Trustee and the Depositor, constitutes a valid, legal and binding obligation of the Master Servicer, enforceable against it in accordance with the terms hereof subject to applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally and to general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law;

     (iv) The Master Servicer is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Master Servicer or its properties or might have consequences that would materially adversely affect its performance hereunder;

     (v) No litigation is pending or, to the best of the Master Servicer's knowledge, threatened against the Master Servicer which would prohibit its entering into this Agreement or performing its obligations under this Agreement;

     (vi) The Master Servicer will comply in all material respects in the performance of this Agreement with all reasonable rules and requirements of each insurer under each Required Insurance Policy;

     (vii) No information, certificate of an officer, statement furnished in writing or report delivered to the Depositor, any Affiliate of the Depositor or the Trustee by the Master Servicer will, to the knowledge of the Master Servicer, contain any untrue statement of a material fact or omit a material fact necessary to make the information, certificate, statement or report not misleading; and

     (viii) The Master Servicer has examined each existing, and will examine each new, Subservicing Agreement and is or will be familiar with the terms thereof. The terms of each existing Subservicing Agreement and each designated Subservicer are acceptable to the Master Servicer and any new Subservicing Agreements will comply with the provisions of Section 3.02.

It is understood and agreed that the representations and warranties set forth in this Section 2.03(a) shall survive delivery of the respective Mortgage Files to the Trustee or any Custodian.

            Upon discovery by either the Depositor, the Master Servicer, the Insurer, the Trustee or any Custodian of a breach of any representation or warranty set forth in this Section 2.03(a) which materially and adversely affects the interests of the Certificateholders or the Insurer in any Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement). Within 90 days of its discovery or its receipt of notice of such breach, the Master Servicer shall either (i) cure such breach in all material respects or
(ii) to the extent that such breach is with respect to a Mortgage Loan or a related document, purchase such Mortgage Loan from the Trust Fund at the Purchase Price and in the manner set forth in Section 2.02; provided that if the breach would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure must occur within 90 days from the date such breach was discovered. The obligation of the Master Servicer to cure such breach or to so purchase such Mortgage Loan shall constitute the sole remedy in respect of a breach of a representation and warranty set forth in this Section 2.03(a) available to the Certificateholders or the Trustee on behalf of the Certificateholders (except for the Insurer's rights under Section 3.03 of the Insurance Agreement).

            (b) The Depositor hereby represents and warrants to the Trustee for the benefit of Certificateholders and the Insurer that, immediately prior to the assignment of the Mortgage Loans to the Trustee, the Depositor had good title to, and was the sole owner of, each Mortgage Loan free and clear of any pledge, lien, encumbrance or security interest (other than rights to servicing and related compensation) and such assignment validly transfers ownership of the Mortgage Loans to the Trustee free and clear of any pledge, lien, encumbrance or security interest.

It is understood and agreed that the representations and warranties set forth in this Section 2.03(b) shall survive delivery of the respective Mortgage Files to the Trustee or any Custodian.

            Upon discovery by any of the Depositor, the Master Servicer, the Insurer, the Trustee or any Custodian of a breach of any of the representations and warranties set forth in this Section 2.03(b) which materially and adversely affects the interests of the Certificateholders or the Insurer in any Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (including the Insurer) (any Custodian being so obligated under a Custodial Agreement). Within 90 days of its discovery or its receipt of notice of breach, the Depositor shall either (i) cure such breach in all material respects or (ii) purchase such Mortgage Loan from the Trust Fund at the Purchase Price and in the manner set forth in Section 2.02; provided that the Depositor shall have the option to substitute a Qualified Substitute Mortgage Loan or Loans for such Mortgage Loan if such substitution occurs within two years following the Closing Date; provided that if the breach would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure or repurchase must occur within 90 days from the date such breach was discovered. Any such substitution shall be effected by the Depositor under the same terms and conditions as provided in Section 2.04 for substitutions by Residential Funding. It is understood and agreed that the obligation of the Depositor to cure such breach or to so purchase or substitute for any Mortgage Loan as to which such a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to
Certificateholders (other than the Insurer) or the Trustee on behalf of Certificateholders (other than the Insurer). Notwithstanding the foregoing, the Depositor shall not be required to cure breaches or purchase or substitute for Mortgage Loans as provided in this Section 2.03(b) if the substance of the breach of a representation set forth above also constitutes fraud in the origination of the Mortgage Loan.

     Section  2.04.  Representations  and  Warranties  of  Sellers;   Additional
Representations and Warranties of Residential Funding.

            The Depositor, as assignee of Residential Funding under the Assignment Agreement, hereby assigns to the Trustee for the benefit of the Certificateholders all of its right, title and interest in respect of the Assignment Agreement and each Seller's Agreement applicable to a Mortgage Loan. Insofar as the Assignment Agreement or such Seller's Agreement relates to the representations and warranties made by Residential Funding or the related Seller in respect of such Mortgage Loan and any remedies provided thereunder for any breach of such representations and warranties, such right, title and interest may be enforced by the Master Servicer on behalf of the Trustee and the Certificateholders. Upon the discovery by the Depositor, the Master Servicer, the Trustee, the Insurer or any Custodian of a breach of any of the representations and warranties made in a Seller's Agreement or the Assignment Agreement in respect of any Mortgage Loan which materially and adversely affects the interests of the Certificateholders or the Insurer in such Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (including the Insurer) (any Custodian being so obligated under a
Custodial Agreement). The Master Servicer shall promptly notify the related Seller and Residential Funding, of such breach and request that such Seller or Residential Funding, as the case may be, either (i) cure such breach in all material respects within 90 days from the date the Master Servicer was notified of such breach or (ii) purchase such Mortgage Loan from the Trust Fund at the Purchase Price and in the manner set forth in Section 2.02. Residential Funding hereby additionally represents and warrants to the Trustee for the benefit of the Certificateholders and the Insurer each of the representations and warranties set forth in Exhibit N hereto. Upon the discovery by the Depositor, the Master Servicer, the Trustee, the Insurer or any Custodian of a breach of any of such representations and warranties in respect of any Mortgage Loan which materially and adversely affects the interests of the Certificateholders or the Insurer in such Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties and the Insurer (any Custodian being so obligated under a Custodial Agreement) at the same time as notice is given pursuant to the preceding paragraph of corresponding breach of representation or warranty made in Seller's Agreement. The Master Servicer shall promptly notify Residential Funding of such breach and request that Residential Funding either
(i) cure such breach in all material respects within 90 days from the date the Master Servicer was notified of such breach or (ii) purchase such Mortgage Loan from the Trust Fund within 90 days of the date of such written notice of such breach at the Purchase Price and in the manner set forth in Section 2.02 in the event that the Mortgage Loan has not been purchased by the Seller due to a breach of representation and warranty of the related Seller's Agreement as set forth in the preceding paragraph; provided that Residential Funding shall have the option to substitute a Qualified Substitute Mortgage Loan or Loans for such Mortgage Loan if such substitution occurs within two years following the Closing Date; provided that if the breach would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure or substitution must occur within 90 days from the date the breach was discovered. In the event that Residential Funding elects to substitute a Qualified Substitute Mortgage Loan or Loans for a Deleted Mortgage Loan pursuant to this Section 2.04, Residential Funding shall deliver to the Trustee for the benefit of the Certificateholders with respect to such Qualified Substitute Mortgage Loan or Loans, the original Mortgage Note, the Mortgage, an Assignment of the Mortgage in recordable form, and such other documents and agreements as are required by Section 2.01, with the Mortgage Note endorsed as required by
Section 2.01. No substitution will be made in any calendar month after the Determination Date for such month. Monthly Payments due with respect to Qualified Substitute Mortgage Loans in the month of substitution shall not be part of the Trust Fund and will be retained by the Master Servicer and remitted by the Master Servicer to Residential Funding on the next succeeding Distribution Date. For the month of substitution, distributions to the Certificateholders will include the Monthly Payment due on a Deleted Mortgage Loan for such month and thereafter Residential Funding shall be entitled to retain all amounts received in respect of such Deleted Mortgage Loan. The Master Servicer shall amend or cause to be amended the Mortgage Loan Schedule for the benefit of the Certificateholders to reflect the removal of such Deleted Mortgage Loan and the substitution of the Qualified Substitute Mortgage Loan or Loans and the Master Servicer shall deliver the amended Mortgage Loan Schedule to the Trustee. Upon such substitution, the Qualified Substitute Mortgage Loan or Loans shall be subject to the terms of this Agreement and the related Subservicing Agreement in all respects, the related Seller shall be deemed to have made the representations and warranties with respect to the Qualified Substitute Mortgage Loan made in the related Seller Agreements as of the date of substitution, Residential Funding shall be deemed to have made the representations and warranties with respect to the Qualified Substitute Mortgage Loan contained in Exhibit N hereto, as of the date of substitution, and the covenants, representations and warranties set forth in this Section 2.04, and in
Section 2.03(b) hereof.

            In connection with the substitution of one or more Qualified Substitute Mortgage Loans for one or more Deleted Mortgage Loans, the Master Servicer will determine the amount (if any) by which the aggregate principal balance of all such Qualified Substitute Mortgage Loans as of the date of substitution is less than the aggregate Stated Principal Balance of all such Deleted Mortgage Loans (in each case after application of the principal portion of the Monthly Payments due in the month of substitution that are to be distributed to Certificateholders in the month of substitution). Residential Funding shall deposit the amount of such shortfall into the Custodial Account on the day of substitution, without any reimbursement therefor. Residential Funding shall give notice in writing to the Trustee of such event, which notice shall be accompanied by an Officers' Certificate as to the calculation of such shortfall and (subject to Section 10.01(f)) by an Opinion of Counsel to the effect that such substitution will not cause (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(1) of the Code or on "contributions after the startup date" under Section 860G(d)(1) of the Code or (b) any portion of the Trust Fund to fail to qualify as a REMIC at any time that any Certificate is outstanding.

            It is understood and agreed that the obligation of the Seller or Residential Funding, as the case may be, to cure such breach or purchase (or in the case of Residential Funding to substitute for) such Mortgage Loan as to which such a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to Certificateholders (other than the Insurer) or the Trustee on behalf of Certificateholders (other than the Insurer). If the Master Servicer is Residential Funding, then the Trustee shall also have the right to give the notification and require the purchase or substitution provided for in the second preceding paragraph in the event of such a breach of a representation or warranty made by Residential Funding in the Assignment Agreement. In connection with the purchase of or substitution for any such Mortgage Loan by Residential Funding, the Trustee shall assign to Residential Funding all of the right, title and interest in respect of the Seller's Agreement and the Assignment Agreement applicable to such Mortgage Loan.

            Section 2.05.     Execution and Authentication of Certificates.

     The Trustee acknowledges the assignment to it of the Mortgage Loans and the delivery of the Mortgage Files to it, or any Custodian on its behalf, subject to any exceptions noted, together with the assignment to it of all other assets included in the Trust Fund, receipt of which is hereby acknowledged. Concurrently with such delivery and in exchange therefor, the Trustee, pursuant to the written request of the Depositor executed by an officer of the Depositor, has executed and caused to be authenticated and delivered to or upon the order of the Depositor the Certificates in authorized denominations which evidence ownership of the entire Trust Fund.

                                 ARTICLE III

                         ADMINISTRATION AND SERVICING
                              OF MORTGAGE LOANS

            Section 3.01.     Master Servicer to Act as Servicer.

            (a) The Master  Servicer  shall service and  administer the Mortgage
Loans in accordance with the terms of this Agreement and the respective Mortgage Loans and in a manner consistent with industry practice and shall have full power and authority, acting alone or through Subservicers as provided in Section 3.02, to do any and all things which it may deem necessary or desirable in connection with such servicing and administration. Without limiting the generality of the foregoing, the Master Servicer in its own name or in the name of a Subservicer is hereby authorized and empowered by the Trustee when the Master Servicer or the Subservicer, as the case may be, believes it appropriate in its best judgment, to execute and deliver, on behalf of the Certificateholders and the Trustee or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, or of consent to assumption or modification in connection with a proposed conveyance, or of assignment of any Mortgage and Mortgage Note in connection with the repurchase of a Mortgage Loan and all other comparable instruments, or with respect to the modification or re-recording of a Mortgage for the purpose of correcting the Mortgage, the subordination of the lien of the Mortgage in favor of a public utility company or government agency or unit with powers of eminent domain, the taking of a deed in lieu of foreclosure, the completion of judicial or non-judicial foreclosure, the conveyance of a Mortgaged Property to the related insurer, the acquisition of any property acquired by foreclosure or deed in lieu of foreclosure, or the management, marketing and conveyance of any property acquired by foreclosure or deed in lieu of foreclosure with respect to the Mortgage Loans and with respect to the Mortgaged Properties. If the Mortgage relating to a Mortgage Loan did not have a lien senior to the Mortgage Loan on the related Mortgaged Property as of the Cut-off Date, then the Master Servicer, in such capacity, may not consent to the placing of a lien senior to that of the Mortgage on the related Mortgaged Property. If the Mortgage relating to a Mortgage Loan had a lien senior to the Mortgage Loan on the related Mortgaged Property as of the Cut-off Date, then the Master Servicer, in such capacity, may consent to the refinancing of the prior senior lien; provided that (i) the resulting Combined Loan-to-Value Ratio of such Mortgage Loan is no higher than the greater of the Combined Loan-to-Value Ratio prior to such refinancing or 70% (or 80% for those borrowers with a FICO "credit score" of 670 or greater), (ii) the interest rate for the loan evidencing the refinanced senior lien is no higher than the interest rate on the loan evidencing the existing senior lien immediately prior to the date of such refinancing; provided, however, if the loan evidencing the existing senior lien prior to the date of refinancing has an adjustable rate and the loan evidencing the refinanced senior lien has a fixed rate, then the loan evidencing the refinanced senior lien may be up to 2.0% higher than the then-current mortgage rate of the loan evidencing the existing senior lien and (iii) the loan evidencing the refinanced senior lien is not subject to negative amortization.

            The Master Servicer will, to the extent consistent with the servicing standards set forth herein, take whatever actions as may be necessary to file a claim under or enforce or allow the Trustee to file a claim under or enforce any title insurance policy with respect to any Mortgage Loan including, without limitation, joining in or causing any Seller or Subservicer (or any other party in possession of any title insurance policy) to join in any claims process, negotiations, actions or proceedings necessary to make a claim under or enforce any title insurance policy. Notwithstanding anything in this Agreement to the contrary, the Master Servicer shall not (unless the Mortgagor is in default with respect to the Mortgage Loan or such default is, in the judgment of the Master Servicer, reasonably foreseeable) make or permit any modification, waiver, or amendment of any term of any Mortgage Loan that would both (i) effect an exchange or reissuance of such Mortgage Loan under Section 1001 of the Code (or final, temporary or proposed Treasury regulations promulgated thereunder) (other than in connection with a proposed conveyance or assumption of such Mortgage Loan that is treated as a Principal Prepayment in Full pursuant to
Section 3.13(d) hereof) and (ii) cause any REMIC to fail to qualify as a REMIC under the Code or the imposition of any tax on "prohibited transactions" or "contributions" after the startup date under the REMIC Provisions. The Trustee shall furnish the Master Servicer with any powers of attorney and other documents necessary or appropriate to enable the Master Servicer to service and administer the Mortgage Loans. In servicing and administering any Nonsubserviced Mortgage Loan, the Master Servicer shall act reasonably and in good faith and, to the extent not inconsistent with this Agreement, comply with the Program Guide as if it were the originator of such Mortgage Loan and had retained the servicing rights and obligations in respect thereof.

            In connection with servicing and administering the Mortgage Loans, the Master Servicer and any Affiliate of the Master Servicer may perform services such as appraisals and brokerage services that are not customarily provided by servicers of mortgage loans, and shall be entitled to reasonable compensation therefor in accordance with Section 3.10.

     (b) All costs incurred by the Master Servicer or by Subservicers in effecting the timely payment of taxes and assessments on the properties subject to the Mortgage Loans shall not, for the purpose of calculating monthly distributions to the Certificateholders, be added to the amount owing under the related Mortgage Loans, notwithstanding that the terms of such Mortgage Loan so permit, and such costs shall be recoverable to the extent permitted by Section 3.10(a)(ii).

     Section  3.02.   Subservicing   Agreements   Between  Master  Servicer  and
Subservicers; Enforcement of Subservicers' and Sellers' Obligations.

            (a) The Master Servicer may continue in effect Subservicing Agreements entered into by Residential Funding and Subservicers prior to the execution and delivery of this Agreement, and may enter into new Subservicing Agreements with Subservicers, for the servicing and administration of all or some of the Mortgage Loans. Each Subservicer shall be either (i) an institution the accounts of which are insured by the FDIC or (ii) another entity that engages in the business of originating or servicing mortgage loans, and in either case shall be authorized to transact business in the state or states in which the related Mortgaged Properties it is to service are situated, if and to the extent required by applicable law to enable the Subservicer to perform its obligations hereunder and under the Subservicing Agreement, and in either case shall be a FHLMC, FNMA or HUD approved mortgage servicer. Each Subservicer of a Mortgage Loan shall be entitled to receive and retain, as provided in the related Subservicing Agreement and in Section 3.07, the related Subservicing Fee from payments of interest received on such Mortgage Loan after payment of all amounts required to be remitted to the Master Servicer in respect of such Mortgage Loan. For any Mortgage Loan that is a Nonsubserviced Mortgage Loan, the Master Servicer shall be entitled to receive and retain an amount equal to the Subservicing Fee from payments of interest. Unless the context otherwise requires, references in this Agreement to actions taken or to be taken by the Master Servicer in servicing the Mortgage Loans include actions taken or to be taken by a Subservicer on behalf of the Master Servicer. Each Subservicing Agreement will be upon such terms and conditions as are generally required by, permitted by or consistent with the Program Guide and are not inconsistent with this Agreement and as the Master Servicer and the Subservicer have agreed. With the approval of the Master Servicer, a Subservicer may delegate its servicing obligations to third-party servicers, but such Subservicer will remain obligated under the related Subservicing Agreement. The Master Servicer and a Subservicer may enter into amendments thereto or a different form of Subservicing Agreement, and the form referred to or included in the Program Guide is merely provided for information and shall not be deemed to limit in any respect the discretion of the Master Servicer to modify or enter into different Subservicing Agreements; provided, however, that any such amendments or different forms shall be consistent with and not violate the provisions of either this Agreement or the Program Guide in a manner which would materially and adversely affect the interests of the Certificateholders or the Insurer.

            (b) As  part  of its  servicing  activities  hereunder,  the  Master
Servicer,   for   the   benefit   of  the   Trustee,   the   Insurer   and   the
Certificateholders, shall use its best reasonable efforts to enforce the obligations of each Subservicer under the related Subservicing Agreement and of each Seller under the related Seller's Agreement, to the extent that the non-performance of any such obligation would have a material and adverse effect on a Mortgage Loan, including, without limitation, the obligation to purchase a Mortgage Loan on account of defective documentation, as described in Section 2.02, or on account of a breach of a representation or warranty, as described in
Section 2.04. Such enforcement, including, without limitation, the legal prosecution of claims, termination of Subservicing Agreements or Seller's Agreements, as appropriate, and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Master Servicer would employ in its good faith business judgment and which are normal and usual in its general mortgage servicing activities. The Master Servicer shall pay the costs of such enforcement at its own expense, and shall be reimbursed therefor only (i) from a general recovery resulting from such enforcement to the extent, if any, that such recovery exceeds all amounts due in respect of the related Mortgage Loan or (ii) from a specific recovery of costs, expenses or attorneys fees against the party against whom such enforcement is directed.

            Section 3.03.     Successor Subservicers.

            The Master Servicer shall be entitled to terminate any Subservicing Agreement that may exist in accordance with the terms and conditions of such Subservicing Agreement and without any limitation by virtue of this Agreement; provided, however, that in the event of termination of any Subservicing Agreement by the Master Servicer or the Subservicer, the Master Servicer shall either act as servicer of the related Mortgage Loan or enter into a Subservicing Agreement with a successor Subservicer which will be bound by the terms of the related Subservicing Agreement. If the Master Servicer or any Affiliate of Residential Funding acts as servicer, it will not assume liability for the representations and warranties of the Subservicer which it replaces. If the Master Servicer enters into a Subservicing Agreement with a successor
Subservicer, the Master Servicer shall use reasonable efforts to have the successor Subservicer assume liability for the representations and warranties made by the terminated Subservicer in respect of the related Mortgage Loans and, in the event of any such assumption by the successor Subservicer, the Master Servicer may, in the exercise of its business judgment, release the terminated Subservicer from liability for such representations and warranties.

            Section 3.04.     Liability of the Master Servicer.

            Notwithstanding any Subservicing Agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Master Servicer or a Subservicer or reference to actions taken through a Subservicer or otherwise, the Master Servicer shall remain obligated and liable to the Trustee, the Insurer and Certificateholders for the servicing and administering of the Mortgage Loans in accordance with the provisions of Section 3.01 without diminution of such obligation or liability by virtue of such Subservicing Agreements or arrangements or by virtue of indemnification from the Subservicer or the Depositor and to the same extent and under the same terms and conditions as if the Master Servicer alone were servicing and administering the Mortgage Loans. The Master Servicer shall be entitled to enter into any agreement with a Subservicer or Seller for indemnification of the Master Servicer and nothing contained in this Agreement shall be deemed to limit or modify such indemnification

     Section 3.05. No Contractual Relationship Between Subservicer and Trustee or Certificateholders.

            Any Subservicing Agreement that may be entered into and any other transactions or services relating to the Mortgage Loans involving a Subservicer in its capacity as such and not as an originator shall be deemed to be between the Subservicer and the Master Servicer alone and the Trustee and Certificateholders shall not be deemed parties thereto and shall have no claims, rights, obligations, duties or liabilities with respect to the Subservicer in its capacity as such except as set forth in Section 3.06. The foregoing provision shall not in any way limit a Subservicer's obligation to cure an omission or defect or to repurchase a Mortgage Loan as referred to in Section
2.02 hereof.

     Section 3.06. Assumption or Termination of Subservicing Agreements by Trustee.

     (a) In the event the Master Servicer shall for any reason no longer be the master servicer (including by reason of an Event of Default), the Trustee, its designee or its successor shall thereupon assume all of the rights and obligations of the Master Servicer under each Subservicing Agreement that may have been entered into. The Trustee, its designee or the successor servicer for the Trustee shall be deemed to have assumed all of the Master Servicer's interest therein and to have replaced the Master Servicer as a party to the Subservicing Agreement to the same extent as if the Subservicing Agreement had been assigned to the assuming party except that the Master Servicer shall not thereby be relieved of any liability or obligations under the Subservicing Agreement.

     (b) The Master Servicer shall, upon request of the Trustee but at the expense of the Master Servicer, deliver to the assuming party all documents and records relating to each Subservicing Agreement and the Mortgage Loans then being serviced and an accounting of amounts collected and held by it and otherwise use its best efforts to effect the orderly and efficient transfer of each Subservicing Agreement to the assuming party.

     (c) Unless an Insurer Default exists, the Master Servicer will if it is authorized to do so under the relevant Subservicing Agreement, upon the request of the Insurer at a time when the Insurer may, under the terms hereof, remove the Master Servicer, terminate any Subservicing Agreement.

     Section 3.07. Collection of Certain Mortgage Loan Payments; Deposits to Custodial Account.

            (a) The Master Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Mortgage Loans, and shall, to the extent such procedures shall be consistent with this Agreement and the terms and provisions of any related Primary Insurance Policy, follow such collection procedures as it would employ in its good faith business judgment and which are normal and usual in its general mortgage servicing activities. Consistent with the foregoing, the Master Servicer may in its discretion (i) waive any late payment charge or any prepayment charge or penalty interest in connection with the prepayment of a Mortgage Loan and (ii) extend the Due Date for payments due on a Mortgage Loan in accordance with the Program Guide, provided, however, that the Master Servicer shall first determine that any such waiver or extension will not impair the coverage of any related Primary
Insurance Policy or materially adversely affect the lien of the related Mortgage. In the event of any such arrangement, the Master Servicer shall make timely advances on the related Mortgage Loan during the scheduled period in accordance with the amortization schedule of such Mortgage Loan without modification thereof by reason of such arrangements unless otherwise agreed to by the Holders of the Classes of Certificates affected thereby; provided, however, that no such extension shall be made if any advance would be a Nonrecoverable Advance. Consistent with the terms of this Agreement, the Master Servicer may also waive, modify or vary any term of any Mortgage Loan or consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any Mortgagor if in the Master Servicer's determination such waiver, modification, postponement or indulgence is not materially adverse to the interests of the Certificateholders or the Insurer (taking into account any estimated Realized Loss that might result absent such action), provided, however, that the Master Servicer may not modify materially or permit any Subservicer to modify any Mortgage Loan, including without limitation any modification that would change the Mortgage Rate, forgive the payment of any principal or interest (unless in connection with the liquidation of the related Mortgage Loan or except in connection with prepayments to the extent that such reamortization is not inconsistent with the terms of the Mortgage Loan), or extend the final maturity date of such Mortgage Loan, unless such Mortgage Loan is in default or, in the judgment of the Master Servicer, such default is reasonably foreseeable. In connection with any Curtailment of a Mortgage Loan, the Master Servicer, to the extent not inconsistent with the terms of the Mortgage Note and local law and practice, may permit the Mortgage Loan to be re-amortized such that the Monthly Payment is recalculated as an amount that will fully amortize the remaining Stated Principal Amount thereof by the original Maturity Date based on the original Mortgage Rate; provided, that such reamortization shall not be permitted if it would constitute a reissuance of the Mortgage Loan for federal income tax purposes.

     (b) The Master Servicer shall establish and maintain a Custodial Account in which the Master Servicer shall deposit or cause to be deposited on a daily basis, except as otherwise specifically provided herein, the following payments and collections remitted by Subservicers or received by it in respect of the Mortgage Loans subsequent to the Cut-off Date (other than in respect of principal and interest on each Mortgage Loan due on or before the Due Date in the month of the Cut-off Date.):

     (i) All payments on account of principal, including Principal Prepayments made by Mortgagors on the Mortgage Loans and the principal component of any Subservicer Advance or of any REO Proceeds received in connection with an REO Property for which an REO Disposition has occurred;

     (ii) All payments on account of interest at the Adjusted Mortgage Rate on the Mortgage Loans, including Buydown Funds, if any, and the interest component of any Subservicer Advance or of any REO Proceeds received in connection with an REO Property for which an REO Disposition has occurred;

     (iii) Insurance Proceeds and Liquidation Proceeds (net of any related expenses of the Subservicer);

     (iv) All proceeds of any Mortgage Loans purchased pursuant to Section 2.02, 2.03, 2.04, 3.21 or 4.07 and all amounts required to be deposited in connection with the substitution of a Qualified Substitute Mortgage Loan pursuant to
Section 2.03 or 2.04; and

                  (v) Any amounts required to be deposited pursuant to Section 3.07(c) or 3.22.

The foregoing requirements for deposit in the Custodial Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments on the Mortgage Loans which are not part of the Trust Fund (consisting of payments in respect of principal and interest on each Mortgage Loan due on or before the Due Date in September) and payments or collections in the nature of prepayment charges or late payment charges or assumption fees may but need not be deposited by the Master Servicer in the Custodial Account. In the event any amount not required to be deposited in the Custodial Account is so deposited, the Master Servicer may at any time withdraw such amount from the Custodial Account, any provision herein to the contrary notwithstanding. The Custodial Account may contain funds that belong to one or more trust funds created for mortgage pass-through certificates of other series and may contain other funds respecting payments on mortgage loans belonging to the Master Servicer or serviced or master serviced by it on behalf of others. Notwithstanding such commingling of funds, the Master Servicer shall keep records that accurately reflect the funds on deposit in the Custodial Account that have been identified by it as being attributable to the Mortgage Loans.

            With respect to Insurance Proceeds, Liquidation Proceeds, REO Proceeds and the proceeds of the purchase of any Mortgage Loan pursuant to Sections 2.02, 2.03, 2.04, 3.21 and 4.07 received in any calendar month, the Master Servicer may elect to treat such amounts as included in the related Available Distribution Amount for the Distribution Date in the month of receipt, but is not obligated to do so. If the Master Servicer so elects, such amounts will be deemed to have been received (and any related Realized Loss shall be deemed to have occurred) on the last day of the month prior to the receipt thereof.

     (c) The Master Servicer shall use its best efforts to cause the institution maintaining the Custodial Account to invest the funds in the Custodial Account attributable to the Mortgage Loans in Permitted Investments which shall mature not later than the Certificate Account Deposit Date next following the date of such investment (with the exception of the Amount Held for Future Distribution) and which shall not be sold or disposed of prior to their maturities. All income and gain realized from any such investment shall be for the benefit of the Master Servicer as additional servicing compensation and shall be subject to its withdrawal or order from time to time. The amount of any losses incurred in respect of any such investments attributable to the investment of amounts in respect of the Mortgage Loans shall be deposited in the Custodial Account by the Master Servicer out of its own funds immediately as realized.

     (d) The Master Servicer shall give notice to the Trustee and the Depositor of any change in the location of the Custodial Account and the location of the Certificate Account prior to the use thereof.

            Section 3.08.     Subservicing Accounts; Servicing Accounts

            (a) In those cases where a Subservicer is servicing a Mortgage Loan pursuant to a Subservicing Agreement, the Master Servicer shall cause the Subservicer, pursuant to the Subservicing Agreement, to establish and maintain one or more Subservicing Accounts which shall be an Eligible Account or, if such account is not an Eligible Account, shall generally satisfy the requirements of the Program Guide and be otherwise acceptable to the Master Servicer, the Insurer and each Rating Agency. The Subservicer will be required thereby to deposit into the Subservicing Account on a daily basis all proceeds of Mortgage Loans received by the Subservicer, less its Subservicing Fees and unreimbursed advances and expenses, to the extent permitted by the Subservicing Agreement. If the Subservicing Account is not an Eligible Account, the Master Servicer shall be deemed to have received such monies upon receipt thereof by the Subservicer. The Subservicer shall not be required to deposit in the Subservicing Account payments or collections in the nature of prepayment charges or late charges or assumption fees. On or before the date specified in the Program Guide, but in no event later than the Determination Date, the Master Servicer shall cause the Subservicer, pursuant to the Subservicing Agreement, to remit to the Master Servicer for deposit in the Custodial Account all funds held in the Subservicing Account with respect to each Mortgage Loan serviced by such Subservicer that are required to be remitted to the Master Servicer. The Subservicer will also be required, pursuant to the Subservicing Agreement, to advance on such scheduled date of remittance amounts equal to any scheduled monthly installments of principal and interest less its Subservicing Fees on any Mortgage Loans for which payment was not received by the Subservicer. This obligation to advance with respect to each Mortgage Loan will continue up to and including the first of the month following the date on which the related Mortgaged Property is sold at a foreclosure sale or is acquired by the Trust Fund by deed in lieu of foreclosure or otherwise. All such advances received by the Master Servicer shall be deposited promptly by it in the Custodial Account.

            (b) The Subservicer may also be required, pursuant to the Subservicing Agreement, to remit to the Master Servicer for deposit in the Custodial Account interest at the Adjusted Mortgage Rate (or Modified Net Mortgage Rate plus the rate per annum at which the Servicing Fee and the Certificate Insurer Premium Rate accrues in the case of a Modified Mortgage loan) on any Curtailment received by such Subservicer in respect of a Mortgage Loan from the related Mortgagor during any month that is to be applied by the Subservicer to reduce the unpaid principal balance of the related Mortgage Loan as of the first day of such month, from the date of application of such Curtailment to the first day of the following month. Any amounts paid by a Subservicer pursuant to the preceding sentence shall be for the benefit of the Master Servicer as additional servicing compensation and shall be subject to its withdrawal or order from time to time pursuant to Sections 3.10(a)(iv) and (v).

            (c) In addition to the Custodial Account and the Certificate Account, the Master Servicer shall for any Nonsubserviced Mortgage Loan, and shall cause the Subservicers for Subserviced Mortgage Loans to, establish and maintain one or more Servicing Accounts and deposit and retain therein all collections from the Mortgagors (or advances from Subservicers) for the payment of taxes, assessments, hazard insurance premiums, Primary Insurance Policy premiums, if applicable, or comparable items for the account of the Mortgagors. Each Servicing Account shall satisfy the requirements for a Subservicing Account and, to the extent permitted by the Program Guide or as is otherwise acceptable to the Master Servicer, may also function as a Subservicing Account. Withdrawals of amounts related to the Mortgage Loans from the Servicing Accounts may be made only to effect timely payment of taxes, assessments, hazard insurance premiums, Primary Insurance Policy premiums, if applicable, or comparable items, to reimburse the Master Servicer or Subservicer out of related collections for any payments made pursuant to Sections 3.11 (with respect to the Primary Insurance Policy) and 3.12(a) (with respect to hazard insurance), to refund to any Mortgagors any sums as may be determined to be overages, to pay interest, if required, to Mortgagors on balances in the Servicing Account or to clear and terminate the Servicing Account at the termination of this Agreement in accordance with Section 9.01 or in accordance with the Program Guide. As part of its servicing duties, the Master Servicer shall, and the Subservicers will, pursuant to the Subservicing Agreements, be required to pay to the Mortgagors interest on funds in this account to the extent required by law.

     (d) The Master Servicer shall advance the payments referred to in the preceding subsection that are not timely paid by the Mortgagors or advanced by the Subservicers on the date when the tax, premium or other cost for which such payment is intended is due, but the Master Servicer shall be required so to advance only to the extent that such advances, in the good faith judgment of the Master Servicer, will be recoverable by the Master Servicer out of Insurance Proceeds, Liquidation Proceeds or otherwise.

     Section 3.09. Access to Certain Documentation and Information Regarding the Mortgage Loans.

            In the event that compliance with this Section 3.09 shall make any Class of Certificates legal for investment by federally insured savings and loan associations, the Master Servicer shall provide, or cause the Subservicers to provide, to the Trustee, the Office of Thrift Supervision or the FDIC and the supervisory agents and examiners thereof access to the documentation regarding the Mortgage Loans required by applicable regulations of the Office of Thrift Supervision, such access being afforded without charge but only upon reasonable request and during normal business hours at the offices designated by the Master Servicer. The Master Servicer shall permit such representatives to photocopy any such documentation and shall provide equipment for that purpose at a charge reasonably approximating the cost of such photocopying to the Master Servicer.

            Section 3.10.     Permitted Withdrawals from the Custodial Account.

     (a) The Master Servicer may, from time to time as provided herein, make withdrawals from the Custodial Account of amounts on deposit therein pursuant to
Section 3.07 that are attributable to the Mortgage Loans for the following purposes:

                  (i) to make deposits into the Certificate Account in the amounts and in the manner provided for in Section 4.01;

                  (ii) to reimburse itself or the related Subservicer for previously unreimbursed advances or expenses made pursuant to Sections 3.01, 3.08, 3.12(a), 3.14 and 4.04 or otherwise reimbursable pursuant to the terms of this Agreement, such withdrawal right being limited to amounts received on particular Mortgage Loans (including, for this purpose, REO Proceeds, Insurance Proceeds, Liquidation Proceeds and proceeds from the purchase of a Mortgage Loan pursuant to Section 2.02, 2.03, 2.04, 3.21 or 4.07) which represent (A) Late Collections of Monthly Payments for which any such advance was made in the case of Subservicer Advances or Advances pursuant to Section 4.04 and (B) late recoveries of the payments for which such advances were made in the case of Servicing Advances;

                  (iii) to pay to itself or the related Subservicer (if not previously retained by such Subservicer) out of each payment received by the Master Servicer on account of interest on a Mortgage Loan as contemplated by Sections 3.14 and 3.16, an amount equal to that remaining portion of any such payment as to interest (but not in excess of the Servicing Fee and the Subservicing Fee, if not previously retained) which, when deducted, will result in the remaining amount of such interest being interest at a rate per annum equal to the sum of the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) plus the Certificate Insurer Premium Rate on the amount specified in the amortization schedule of the related Mortgage Loan as the principal balance thereof at the beginning of the period respecting which such interest was paid after giving effect to any previous Curtailments;

     (iv) to pay to itself as additional servicing compensation any interest or investment income earned on funds deposited in the Custodial Account that it is entitled to withdraw pursuant to Section 3.07(c);

     (v) to pay to itself as additional servicing compensation any Foreclosure Profits, and any amounts remitted by Subservicers as interest in respect of Curtailments pursuant to Section 3.08(b);

     (vi) to pay to itself, a Subservicer, a Seller, Residential Funding, the Depositor or any other appropriate Person, as the case may be, with respect to each Mortgage Loan or property acquired in respect thereof that has been purchased or otherwise transferred pursuant to Section 2.02, 2.03, 2.04, 3.21,
4.07 or 9.01, all amounts received thereon and not required to be distributed to Certificateholders as of the date on which the related Stated Principal Balance or Purchase Price is determined;

     (vii) to reimburse itself or the related Subservicer for any Nonrecoverable Advance or Advances in the manner and to the extent provided in subsection (c) below;

     (vii) to reimburse itself or the Depositor for expenses incurred by and reimbursable to it or the Depositor pursuant to Section 3.14(c), 6.03, 10.01 or otherwise;

     (viii) to  reimburse  itself for  amounts  expended  by it (a)  pursuant to
Section 3.14 in good faith in connection with the restoration of property damaged by an Uninsured Cause, and (b) in connection with the liquidation of a Mortgage Loan or disposition of an REO Property to the extent not otherwise reimbursed pursuant to clause (ii) or (viii) above; and

     (ix) to withdraw any amount deposited in the Custodial Account that was not required to be deposited therein pursuant to Section 3.07, including any payoff fees or penalties or any other additional amounts payable to the Master Servicer or Subservicer pursuant to the terms of the Mortgage Note.

     (b) Since, in connection with withdrawals  pursuant to clauses (ii), (iii),
(v)  and  (vi),  the  Master  Servicer's   entitlement  thereto  is  limited  to
collections or other recoveries on the related Mortgage Loan, the Master Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the Custodial Account pursuant to such clauses.

     (c) The Master Servicer shall be entitled to reimburse itself or the related Subservicer for any advance made in respect of a Mortgage Loan that the Master Servicer determines to be a Nonrecoverable Advance by withdrawal from the Custodial Account of amounts on deposit therein attributable to the Mortgage Loans on any Certificate Account Deposit Date succeeding the date of such determination. Such right of reimbursement in respect of a Nonrecoverable Advance on any such Certificate Account Deposit Date shall be limited to an amount not exceeding the portion of such advance previously paid to Certificateholders (and not theretofore reimbursed to the Master Servicer or the related Subservicer).

            Section 3.11.     Maintenance of Primary Insurance Coverage.

            (a) The Master Servicer shall not take, or permit any Subservicer to take, any action which would result in noncoverage under any applicable Primary Insurance Policy of any loss which, but for the actions of the Master Servicer or Subservicer, would have been covered thereunder. To the extent coverage is available, the Master Servicer shall keep or cause to be kept in full force and effect each such Primary Insurance Policy until the principal balance of the related Mortgage Loan secured by a Mortgaged Property is reduced to 80% or less of the Appraised Value in the case of such a Mortgage Loan having a Loan-to-Value Ratio (or, in the case of a Junior Mortgage Loan, the Combined Loan-to-Value Ratio) at origination in excess of 80%, provided that such Primary Insurance Policy was in place as of the Cut-off Date and the Depositor had knowledge of such Primary Insurance Policy. The Master Servicer shall not cancel or refuse to renew any such Primary Insurance Policy applicable to a Nonsubserviced Mortgage Loan, or consent to any Subservicer canceling or refusing to renew any such Primary Insurance Policy applicable to a Mortgage Loan subserviced by it, that is in effect at the date of the initial issuance of the Certificates and is required to be kept in force hereunder unless the replacement Primary Insurance Policy for such canceled or non-renewed policy is maintained with an insurer whose claims-paying ability is acceptable to each Rating Agency for mortgage pass-through certificates having a rating equal to or better than the lower of the then-current rating or the rating assigned to the Certificates as of the Closing Date by such Rating Agency.

            (b) In connection with its activities as administrator and servicer of the Mortgage Loans, the Master Servicer agrees to present or to cause the related Subservicer to present, on behalf of the Master Servicer, the Subservicer, if any, the Trustee and Certificateholders, claims to the insurer under any Primary Insurance Policies, in a timely manner in accordance with such policies, and, in this regard, to take or cause to be taken such reasonable action as shall be necessary to permit recovery under any Primary Insurance Policies respecting defaulted Mortgage Loans. Pursuant to Section 3.07, any Insurance Proceeds collected by or remitted to the Master Servicer under any Primary Insurance Policies shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section 3.10.

     Section 3.12. Maintenance of Fire Insurance and Omissions and Fidelity Coverage.

            (a) The Master Servicer shall cause to be maintained for each Mortgage Loan fire insurance with extended coverage in an amount which is equal to the lesser of the principal balance owing on such Mortgage Loan (together with the principal balance of any mortgage loan secured by a lien that is senior to the Mortgage Loan) or 100 percent of the insurable value of the improvements; provided, however, that such coverage may not be less than the minimum amount required to fully compensate for any loss or damage on a replacement cost basis. To the extent it may do so without breaching the related Subservicing Agreement, the Master Servicer shall replace any Subservicer that does not cause such insurance, to the extent it is available, to be maintained. The Master Servicer shall also cause to be maintained on property acquired upon foreclosure, or deed in lieu of foreclosure, of any Mortgage Loan, fire insurance with extended coverage in an amount which is at least equal to the amount necessary to avoid the application of any co-insurance clause contained in the related hazard insurance policy. Pursuant to Section 3.07, any amounts collected by the Master Servicer under any such policies (other than amounts to be applied to the restoration or repair of the related Mortgaged Property or property thus acquired or amounts released to the Mortgagor in accordance with the Master Servicer's normal servicing procedures) shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section 3.10. Any cost incurred by the Master Servicer in maintaining any such insurance shall not, for the purpose of calculating monthly distributions to Certificateholders, be added to the amount owing under the Mortgage Loan, notwithstanding that the terms of the Mortgage Loan so permit. Such costs shall be recoverable by the Master Servicer out of related late payments by the Mortgagor or out of Insurance Proceeds and Liquidation Proceeds to the extent permitted by Section 3.10. It is understood and agreed that no earthquake or other additional insurance is to be required of any Mortgagor or maintained on property acquired in respect of a Mortgage Loan other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. When the improvements securing a Mortgage Loan are located at the time of origination of such Mortgage Loan in a federally designated special flood hazard area, the Master Servicer shall cause flood insurance (to the extent available) to be maintained in respect thereof. Such flood insurance shall be in an amount equal to the lesser of (i) the amount required to compensate for any loss or damage to the Mortgaged Property on a replacement cost basis and (ii) the maximum amount of such insurance available for the related Mortgaged Property under the national flood insurance program (assuming that the area in which such Mortgaged Property is located is participating in such program).

            In the event that the Master Servicer shall obtain and maintain a blanket fire insurance policy with extended coverage insuring against hazard losses on all of the Mortgage Loans, it shall conclusively be deemed to have satisfied its obligations as set forth in the first sentence of this Section 3.12(a), it being understood and agreed that such policy may contain a deductible clause, in which case the Master Servicer shall, in the event that there shall not have been maintained on the related Mortgaged Property a policy complying with the first sentence of this Section 3.12(a) and there shall have been a loss which would have been covered by such policy, deposit in the Certificate Account the amount not otherwise payable under the blanket policy because of such deductible clause. Any such deposit by the Master Servicer shall be made on the Certificate Account Deposit Date next preceding the Distribution Date which occurs in the month following the month in which payments under any such policy would have been deposited in the Custodial Account. In connection with its activities as administrator and servicer of the Mortgage Loans, the Master Servicer agrees to present, on behalf of itself, the Trustee and Certificateholders, claims under any such blanket policy.

            (b) The Master Servicer shall obtain and maintain at its own expense and keep in full force and effect throughout the term of this Agreement a blanket fidelity bond and an errors and omissions insurance policy covering the Master Servicer's officers and employees and other persons acting on behalf of the Master Servicer in connection with its activities under this Agreement. The amount of coverage shall be at least equal to the coverage that would be required by FNMA or FHLMC, whichever is greater, with respect to the Master Servicer if the Master Servicer were servicing and administering the Mortgage Loans for FNMA or FHLMC. In the event that any such bond or policy ceases to be in effect, the Master Servicer shall obtain a comparable replacement bond or policy from an issuer or insurer, as the case may be, meeting the requirements, if any, of the Program Guide and acceptable to the Depositor. Coverage of the Master Servicer under a policy or bond obtained by an Affiliate of the Master Servicer and providing the coverage required by this Section 3.12(b) shall satisfy the requirements of this Section 3.12(b).

     Section  3.13.   Enforcement   of  Due-on-Sale   Clauses;   Assumption  and
Modification Agreements; Certain Assignments.

     (a) When any Mortgaged Property is conveyed by the Mortgagor, the Master Servicer or Subservicer, to the extent it has knowledge of such conveyance, shall enforce any due-on-sale clause contained in any Mortgage Note or Mortgage, to the extent permitted under applicable law and governmental regulations, but only to the extent that such enforcement will not adversely affect or jeopardize coverage under any Required Insurance Policy. Notwithstanding the foregoing:

     (i) the Master  Servicer  shall not be deemed to be in  default  under this
Section 3.13(a) by reason of any transfer or assumption which the Master Servicer is restricted by law from preventing; and

     (ii) if the Master Servicer determines that it is reasonably likely that any Mortgagor will bring, or if any Mortgagor does bring, legal action to declare invalid or otherwise avoid enforcement of a due-on-sale clause contained in any Mortgage Note or Mortgage, the Master Servicer shall not be required to enforce the due-on-sale clause or to contest such action.

            (b) Subject to the Master Servicer's duty to enforce any due-on-sale clause to the extent set forth in Section 3.13(a), in any case in which a Mortgaged Property is to be conveyed to a Person by a Mortgagor, and such Person is to enter into an assumption or modification agreement or supplement to the Mortgage Note or Mortgage which requires the signature of the Trustee, or if an instrument of release signed by the Trustee is required releasing the Mortgagor from liability on the Mortgage Loan, the Master Servicer is authorized, subject to the requirements of the sentence next following, to execute and deliver, on behalf of the Trustee, the assumption agreement with the Person to whom the
Mortgaged Property is to be conveyed and such modification agreement or supplement to the Mortgage Note or Mortgage or other instruments as are reasonable or necessary to carry out the terms of the Mortgage Note or Mortgage or otherwise to comply with any applicable laws regarding assumptions or the transfer of the Mortgaged Property to such Person; provided, however, none of such terms and requirements shall both constitute a "significant modification" effecting an exchange or reissuance of such Mortgage Loan under the Code (or final, temporary or proposed Treasury regulations promulgated thereunder) and cause any REMIC to fail to qualify as a REMIC under the Code or (subject to
Section 10.01(f)) result in the imposition of any tax on "prohibited transactions" or constitute "contributions" after the startup date under the REMIC Provisions. The Master Servicer shall execute and deliver such documents only if it reasonably determines that (i) its execution and delivery thereof will not conflict with or violate any terms of this Agreement or cause the unpaid balance and interest on the Mortgage Loan to be uncollectible in whole or in part, (ii) any required consents of insurers under any Required Insurance Policies have been obtained and (iii) subsequent to the closing of the transaction involving the assumption or transfer (A) the Mortgage Loan will continue to be secured by a first mortgage lien (or junior lien of the same priority in relation to any senior mortgage loan, with respect to any Mortgage Loan secured by a junior Mortgage) pursuant to the terms of the Mortgage, (B) such transaction will not adversely affect the coverage under any Required Insurance Policies, (C) the Mortgage Loan will fully amortize over the remaining term thereof, (D) no material term of the Mortgage Loan (including the interest rate on the Mortgage Loan) will be altered nor will the term of the Mortgage Loan be changed and (E) if the seller/transferor of the Mortgaged Property is to be released from liability on the Mortgage Loan, the buyer/transferee of the Mortgaged Property would be qualified to assume the Mortgage Loan based on generally comparable credit quality and such release will not (based on the Master Servicer's or Subservicer's good faith determination) adversely affect the collectability of the Mortgage Loan. Upon receipt of appropriate instructions from the Master Servicer in accordance with the foregoing, the Trustee shall execute any necessary instruments for such assumption or substitution of liability as directed by the Master Servicer. Upon the closing of the transactions contemplated by such documents, the Master Servicer shall cause the originals or true and correct copies of the assumption agreement, the release (if any), or the modification or supplement to the Mortgage Note or Mortgage to be delivered to the Trustee or the Custodian and deposited with the Mortgage File for such Mortgage Loan. Any fee collected by the Master Servicer or such related Subservicer for entering into an assumption or substitution of liability agreement will be retained by the Master Servicer or such Subservicer as additional servicing compensation.

            (c) The Master Servicer or the related Subservicer, as the case may be, shall be entitled to approve a request from a Mortgagor for a partial release of the related Mortgaged Property, the granting of an easement thereon in favor of another Person, any alteration or demolition of the related Mortgaged Property or other similar matters if it has determined, exercising its good faith business judgment in the same manner as it would if it were the owner of the related Mortgage Loan, that the security for, and the timely and full collectability of, such Mortgage Loan would not be adversely affected thereby and that neither REMIC I, REMIC II nor REMIC III would fail to continue to qualify as a REMIC under the Code as a result thereof and (subject to Section 10.01(f)) that no tax on "prohibited transactions" or "contributions" after the startup day would be imposed on the REMIC as a result thereof. With respect to any Junior Mortgage Loan, a partial release pursuant to this Section 3.13 shall be permitted only if the Combined Loan-to-Value Ratio for such Mortgage Loan after such partial release does not exceed the Combined Loan-to-Value Ratio for such Mortgage Loan as of the Cut-off Date. Any fee collected by the Master Servicer or the related Subservicer for processing such a request will be retained by the Master Servicer or such Subservicer as additional servicing compensation.

            (d) Subject to any other applicable terms and conditions of this Agreement, the Trustee and Master Servicer shall be entitled to approve an assignment in lieu of satisfaction with respect to any Mortgage Loan, provided the obligee with respect to such Mortgage Loan following such proposed assignment provides the Trustee and Master Servicer with a "Lender Certification for Assignment of Mortgage Loan" in the form attached hereto as Exhibit K, in form and substance satisfactory to the Trustee and Master Servicer, providing the following: (i) that the Mortgage Loan is secured by Mortgaged Property located in a jurisdiction in which an assignment in lieu of satisfaction is required to preserve lien priority, minimize or avoid mortgage recording taxes or otherwise comply with, or facilitate a refinancing under, the laws of such jurisdiction; (ii) that the substance of the assignment is, and is intended to be, a refinancing of such Mortgage Loan and that the form of the transaction is solely to comply with, or facilitate the transaction under, such local laws;
(iii) that the Mortgage Loan following the proposed assignment will have a rate of interest more than the greater of (a) 1/4% and (b) 5% of the annual yield of the unmodified Mortgage Loan, below or above the rate of interest on such Mortgage Loan prior to such proposed assignment; and (iv) that such assignment is at the request of the borrower under the related Mortgage Loan. Upon approval of an assignment in lieu of satisfaction with respect to any Mortgage Loan, the Master Servicer shall receive cash in an amount equal to the unpaid principal balance of and accrued interest on such Mortgage Loan and the Master Servicer shall treat such amount as a Principal Prepayment in Full with respect to such Mortgage Loan for all purposes hereof.

            Section 3.14.     Realization Upon Defaulted Mortgage Loans.

            (a) The Master Servicer shall foreclose upon or otherwise comparably convert (which may include an REO Acquisition) the ownership of properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 3.07. In connection with such foreclosure or other conversion, the Master Servicer shall, consistent with Section 3.11, follow such practices and procedures (including, in the case of any default on a related senior mortgage loan, the advancing of funds to correct such default if deemed to be appropriate by the Master Servicer) as it shall deem necessary or advisable, as shall be normal and usual in its general mortgage servicing activities and as shall be required or permitted by the Program Guide; provided that the Master Servicer shall not be liable in any respect hereunder if the Master Servicer is acting in connection with any such foreclosure or other conversion in a manner that is consistent with the provisions of this Agreement. The Master Servicer, however, shall not be required to expend its own funds or incur other reimbursable charges in connection with any foreclosure, or attempted foreclosure which is not completed, or towards the correction of any default on a related senior mortgage loan, or towards the restoration of any property unless it shall determine (i) that such restoration and/or foreclosure will increase the proceeds of liquidation of the Mortgage Loan to Holders of Certificates of one or more Classes or the Insurer after reimbursement to itself for such expenses or charges and (ii) that such expenses and charges will be recoverable to it through Liquidation Proceeds, Insurance Proceeds, or REO Proceeds (respecting which it shall have priority for purposes of withdrawals from the Custodial Account pursuant to Section 3.10, whether or not such expenses and charges are actually recoverable from related Liquidation Proceeds, Insurance Proceeds or REO Proceeds). In the event of such a determination by the Master Servicer pursuant to this Section 3.14(a), the Master Servicer shall be entitled to reimbursement of its funds so expended pursuant to Section 3.10. Concurrently with the foregoing, the Master Servicer may pursue any remedies that may be available in connection with a breach of a representation and warranty with respect to any such Mortgage Loan in accordance with Sections 2.03 and 2.04. However, the Master Servicer is not required to continue to pursue both foreclosure (or similar remedies) with respect to the Mortgage Loans and remedies in connection with a breach of a representation and warranty if the Master Servicer determines in its reasonable discretion that one such remedy is more likely to result in a greater recovery as to the Mortgage Loan. Upon the occurrence of a Cash Liquidation or REO Disposition, following the deposit in the Custodial Account of all Insurance Proceeds, Liquidation Proceeds and other payments and recoveries referred to in the definition of "Cash Liquidation" or "REO Disposition," as applicable, upon receipt by the Trustee of written notification of such deposit signed by a Servicing Officer, the Trustee or any Custodian, as the case may be, shall release to the Master Servicer the related Mortgage File and the Trustee shall execute and deliver such instruments of transfer or assignment prepared by the Master Servicer, in each case without recourse, as shall be necessary to vest in the Master Servicer or its designee, as the case may be, the related Mortgage Loan, and thereafter such Mortgage Loan shall not be part of the Trust Fund. Notwithstanding the foregoing or any other provision of this Agreement, in the Master Servicer's sole discretion with respect to any defaulted Mortgage Loan or REO Property as to either of the following provisions, (i) a Cash Liquidation or REO Disposition may be deemed to have occurred if substantially all amounts expected by the Master Servicer to be received in connection with the related defaulted Mortgage Loan or REO Property have been received, and (ii) for purposes of determining the amount of any Liquidation Proceeds, Insurance Proceeds, REO Proceeds or other unscheduled collections or the amount of any Realized Loss, the Master Servicer may take into account minimal amounts of additional receipts expected to be received or any estimated additional liquidation expenses expected to be incurred in connection with the related defaulted Mortgage Loan or REO Property.

            (b) In the event that title to any Mortgaged Property is acquired by the Trust Fund as an REO Property by foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be issued to the Trustee or to its nominee on behalf of Certificateholders. Notwithstanding any such acquisition of title and cancellation of the related Mortgage Loan, such REO Property shall (except as otherwise expressly provided herein) be considered to be an Outstanding Mortgage Loan held in the Trust Fund until such time as the REO Property shall be sold. Consistent with the foregoing for purposes of all calculations hereunder so long as such REO Property shall be considered to be an Outstanding Mortgage Loan it shall be assumed that, notwithstanding that the indebtedness evidenced by the related Mortgage Note shall have been discharged, such Mortgage Note and the related amortization schedule in effect at the time of any such acquisition of title (after giving effect to any previous Curtailments and before any adjustment thereto by reason of any bankruptcy or similar proceeding or any moratorium or similar waiver or grace period) remain in effect.

            (c) In the event that REMIC I or REMIC II acquires any REO Property as aforesaid or otherwise in connection with a default or imminent default on a Mortgage Loan, the Master Servicer, on behalf of REMIC I or REMIC II, as the case may be, shall dispose of such REO Property within three full years after the taxable year of its acquisition by the REMIC for purposes of Section 860G(a)(8) of the Code (or such shorter period as may be necessary under applicable state law (including any state in which such property is located) to maintain the status of REMIC I or REMIC II, as the case may be, as a REMIC under applicable state law and avoid taxes resulting from such property failing to be foreclosure property under applicable state law) or, at the expense of REMIC I or REMIC II, as the case may be, request, more than 60 days before the day on which such grace period would otherwise expire, an extension of such grace period unless the Master Servicer (subject to Section 10.01(f)) obtains for the Trustee an Opinion of Counsel, addressed to the Trustee and the Master Servicer, to the effect that the holding by REMIC I or REMIC II, as the case may be, of such REO Property subsequent to such period will not result in the imposition of taxes on "prohibited transactions" as defined in Section 860F of the Code, or cause REMIC I or REMIC II, as the case may be, to fail to qualify as a REMIC under the Code at any time that any Certificates of such REMIC are outstanding, in which case such REMIC may continue to hold such REO Property (subject to any conditions contained in such Opinion of Counsel). The Master Servicer shall be entitled to be reimbursed from the Custodial Account for any costs incurred in obtaining such Opinion of Counsel, as provided in Section 3.10. Notwithstanding any other provision of this Agreement, no REO Property acquired by REMIC I or REMIC II shall be rented (or allowed to continue to be rented) or otherwise used by or on behalf of such REMIC in such circumstances or manner or pursuant to any terms that would (i) cause such REO Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code or (ii) subject such REMIC to the imposition of any federal income taxes on the income earned from such REO Property, including any taxes imposed by reason of Section 860G(c) of the Code, unless the Master Servicer has agreed to indemnify and hold harmless REMIC I or REMIC II, as the case may be, with respect to the imposition of any such taxes.

            (d) The proceeds of any Cash Liquidation, REO Disposition or purchase or repurchase of any Mortgage Loan pursuant to the terms of this Agreement, as well as any recovery resulting from a collection of Liquidation Proceeds, Insurance Proceeds or REO Proceeds, will be applied in the following order of priority: first, to reimburse the Master Servicer or the related Subservicer in accordance with Section 3.10(a)(ii); second, to the Certificateholders to the extent of accrued and unpaid interest on the Mortgage Loan, and any related REO Imputed Interest, at the Net Mortgage Rate (or the Modified Net Mortgage Rate in the case of a Modified Mortgage Loan), to the Due Date in the related Due Period prior to the Distribution Date on which such amounts are to be distributed; third, to the Certificateholders as a recovery of principal on the Mortgage Loan (or REO Property); fourth, to all Servicing Fees and Subservicing Fees payable therefrom (and the Master Servicer and the Subservicer shall have no claims for any deficiencies with respect to such fees which result from the foregoing allocation); fifth, to the Insurer for reimbursement for any payments made pursuant to the related Policy to the extent not reimbursed pursuant to Section 4.02(b); and sixth, to Foreclosure Profits.

            (e) In the event of a default on a Mortgage Loan one or more of whose obligors is not a United States Person, in connection with any foreclosure or acquisition of a deed in lieu of foreclosure (together, "foreclosure") in respect of such Mortgage Loan, the Master Servicer will cause compliance with the provisions of Treasury Regulation Section 1.1445-2(d)(3) (or any successor thereto) necessary to assure that no withholding tax obligation arises with respect to the proceeds of such foreclosure except to the extent, if any, that proceeds of such foreclosure are required to be remitted to the obligors on such Mortgage Loan.

            Section 3.15.     Trustee to Cooperate; Release of Mortgage Files.

            (a) Upon becoming aware of the payment in full of any Mortgage Loan, or upon the receipt by the Master Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Master Servicer will immediately notify the Trustee (if it holds the related Mortgage
File) or the Custodian by a certification of a Servicing Officer (which certification shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Custodial Account pursuant to Section 3.07 have been or will be so deposited), substantially in one of the forms attached hereto as Exhibit E, or, in the case of the Custodian, an electronic request in a form acceptable to the Custodian, requesting delivery to it of the Mortgage File. Upon receipt of such certification and request, the Trustee shall promptly release, or cause the Custodian to release, the related Mortgage File to the Master Servicer. The
Master Servicer is authorized to execute and deliver to the Mortgagor the request for reconveyance, deed of reconveyance or release or satisfaction of mortgage or such instrument releasing the lien of the Mortgage, together with the Mortgage Note with, as appropriate, written evidence of cancellation thereon. No expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the Custodial Account or the Certificate Account.

            (b) From time to time as is appropriate for the servicing or foreclosure of any Mortgage Loan, the Master Servicer shall deliver to the Custodian, with a copy to the Trustee, a certificate of a Servicing Officer substantially in one of the forms attached as Exhibit E hereto, or, in the case of the Custodian, an electronic request in a form acceptable to the Custodian, requesting that possession of all, or any document constituting part of, the Mortgage File be released to the Master Servicer and certifying as to the reason for such release and that such release will not invalidate any insurance coverage provided in respect of the Mortgage Loan under any Required Insurance Policy. Upon receipt of the foregoing, the Trustee shall deliver, or cause the Custodian to deliver, the Mortgage File or any document therein to the Master Servicer. The Master Servicer shall cause each Mortgage File or any document therein so released to be returned to the Trustee, or the Custodian as agent for the Trustee when the need therefor by the Master Servicer no longer exists, unless (i) the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Custodial Account or
(ii) the Mortgage File or such document has been delivered directly or through a Subservicer to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the Master Servicer has delivered directly or through a Subservicer to the Trustee a certificate of a Servicing Officer certifying as to the name and address of the Person to which such Mortgage File or such document was delivered and the purpose or purposes of such delivery. In the event of the liquidation of a Mortgage Loan, the Trustee shall deliver the Request for Release with respect thereto to the Master Servicer upon deposit of the related Liquidation Proceeds in the Custodial Account.

            (c) The Trustee or the Master Servicer on the Trustee's behalf shall execute and deliver to the Master Servicer, if necessary, any court pleadings, requests for trustee's sale or other documents necessary to the foreclosure or trustee's sale in respect of a Mortgaged Property or to any legal action brought to obtain judgment against any Mortgagor on the Mortgage Note or Mortgage or to obtain a deficiency judgment, or to enforce any other remedies or rights provided by the Mortgage Note or Mortgage or otherwise available at law or in equity. Together with such documents or pleadings (if signed by the Trustee), the Master Servicer shall deliver to the Trustee a certificate of a Servicing Officer requesting that such pleadings or documents be executed by the Trustee and certifying as to the reason such documents or pleadings are required and that the execution and delivery thereof by the Trustee will not invalidate any insurance coverage under any Required Insurance Policy or invalidate or otherwise affect the lien of the Mortgage, except for the termination of such a lien upon completion of the foreclosure or trustee's sale.

     Section 3.16. Servicing and Other Compensation; Compensating Interest.

            (a) The Master Servicer, as compensation for its activities hereunder, shall be entitled to receive on each Distribution Date the amounts provided for by clauses (iii), (iv), (v) and (vi) of Section 3.10(a). The amount of servicing compensation provided for in such clauses shall be accounted for on a Mortgage Loan-by-Mortgage Loan basis. In the event that Liquidation Proceeds, Insurance Proceeds and REO Proceeds (net of amounts reimbursable therefrom pursuant to Section 3.10(a)(ii)) in respect of a Cash Liquidation or REO Disposition exceed the unpaid principal balance of such Mortgage Loan plus unpaid interest accrued thereon (including REO Imputed Interest) at a per annum rate equal to the related Net Mortgage Rate (or the Modified Net Mortgage Rate in the case of a Modified Mortgage Loan), the Master Servicer shall be entitled to retain therefrom and to pay to itself and/or the related Subservicer, any Foreclosure Profits and any Servicing Fee or Subservicing Fee considered to be accrued but unpaid.

     (b) Additional servicing compensation in the form of prepayment charges, assumption fees, late payment charges, investment income on amounts in the Custodial Account or the Certificate Account or otherwise shall be retained by the Master Servicer or the Subservicer to the extent provided herein, subject to clause (e) below.

     (c) The Master Servicer shall be required to pay, or cause to be paid, all expenses incurred by it in connection with its servicing activities hereunder (including payment of premiums for the Primary Insurance Policies, if any, to the extent such premiums are not required to be paid by the related Mortgagors, and the fees and expenses of the Trustee and any Custodian) and shall not be entitled to reimbursement therefor except as specifically provided in Sections
3.10 and 3.14.

     (d) The Master Servicer's right to receive servicing compensation may not be transferred in whole or in part except in connection with the transfer of all of its responsibilities and obligations of the Master Servicer under this Agreement.

            (e) Notwithstanding clauses (a) and (b) above, the amount of servicing compensation that the Master Servicer shall be entitled to receive for its activities hereunder for the period ending on each Distribution Date shall be reduced (but not below zero) by an amount equal to Compensating Interest (if any) for such Distribution Date. Such reduction shall be applied during such period as follows: first, to any Servicing Fee or Subservicing Fee to which the Master Servicer is entitled pursuant to Section 3.10(a)(iii); second, to any income or gain realized from any investment of funds held in the Custodial
Account or the Certificate Account to which the Master Servicer is entitled pursuant to Sections 3.07(c) or 4.01(b), respectively; and third, to any amounts of servicing compensation to which the Master Servicer is entitled pursuant to
Section 3.10(a)(v) or (vi). In making such reduction, the Master Servicer will not withdraw from the Custodial Account any such amount representing all or a portion of the Servicing Fee to which it is entitled pursuant to Section 3.10(a)(iii); (ii) will not withdraw from the Custodial Account or Certificate Account any such amount to which it is entitled pursuant to Section 3.07(c) or 4.01(b) and (iii) will not withdraw from the Custodial Account any such amount of servicing compensation to which it is entitled pursuant to Section 3.10(a)(v) or (vi). Compensating Interest shall be allocated on any Distribution Date to each Loan Group pro rata based upon the Prepayment Interest Shortfalls for each such Loan Group for such Distribution Date. With respect to any Distribution Date, Compensating Interest derived from Loan Group I shall be used on such Distribution Date (i) to cover any Prepayment Interest Shortfalls on the Group I Loans and (ii) to cover any Prepayment Interest Shortfalls on the Group II Loans, but only to the extent not covered by Compensating Interest derived from Loan Group II. With respect to any Distribution Date, Compensating Interest derived from Loan Group II shall be used on such Distribution Date (i) to cover any Prepayment Interest Shortfalls on the Group II Loans and (ii) to cover any Prepayment Interest Shortfalls on the Group I Loans, but only to the extent not covered by Compensating Interest derived from Loan Group I.

     (f) With respect to any Group I Loans with a Net Mortgage Rate less than 6.6062% per annum, the fee payable to the Master Servicer will be reduced (but not below zero) to the extent that the weighted average Net Mortgage Rate of the Group I Loans would otherwise be less than 6.6062% per annum.

            Section 3.17.     Reports to the Trustee and the Depositor.

            Not later than fifteen days after each Distribution Date, the Master Servicer shall forward to the Trustee and the Depositor a statement, certified by a Servicing Officer, setting forth the status of the Custodial Account as of the close of business on such Distribution Date as it relates to the Mortgage Loans and showing, for the period covered by such statement, the aggregate of deposits in or withdrawals from the Custodial Account in respect of the Mortgage Loans for each category of deposit specified in Section 3.07 and each category of withdrawal specified in Section 3.10.

            Section 3.18.     Annual Statement as to Compliance.

            The Master Servicer will deliver to the Depositor, the Trustee and the Insurer on or before March 31 of each year, beginning with the first March 31 that occurs at least six months after the Cut-off Date, an Officers' Certificate stating, as to each signer thereof, that (i) a review of the activities of the Master Servicer during the preceding calendar year related to its servicing of mortgage loans and of its performance under the pooling and servicing agreements, including this Agreement, has been made under such officers' supervision, (ii) to the best of such officers' knowledge, based on such review, the Master Servicer has complied in all material respects with the minimum servicing standards set forth in the Uniform Single Attestation Program for Mortgage Bankers and has fulfilled all of its material obligations in all material respects throughout such year, or, if there has been material noncompliance with such servicing standards or a default in the fulfillment in all material respects of any such obligation relating to this Agreement, such statement shall include a description of such noncompliance or specify each such default, as the case may be, known to such officer and the nature and status thereof and that no Trigger Event has occurred, or if a Trigger Event has occurred, specifying the nature thereof, which statement with respect to a Trigger Event may be delivered as a separate Officers' Certificate and (iii) to the best of such officers' knowledge, each Subservicer has complied in all material respects with the minimum servicing standards set forth in the Uniform Single Attestation Program for Mortgage Bankers and has fulfilled all of its material obligations under its Subservicing Agreement in all material respects throughout such year, or if there has been material noncompliance with such servicing standards or a material default in the fulfillment of such obligations relating to this Agreement, specifying such statement shall include a description of such noncompliance or specify each such default, as the case may be, known to such officer and the nature and status thereof.

     Section 3.19. Annual Independent Public Accountants' Servicing Report.

            On or before March 31 of each year, beginning with the first March 31 that occurs at least six months after the Cut-off Date, the Master Servicer at its expense shall cause a firm of independent public accountants which is any one of the six major nationally recognized firms of independent public accountants or a firm reasonably acceptable to the Insurer and which is also a member of the American Institute of Certified Public Accountants to furnish a report to the Depositor, the Trustee and the Insurer stating its opinion that, on the basis of an examination conducted by such firm substantially in accordance with standards established by the American Institute of Certified Public Accountants, the assertions made pursuant to Section 3.18 regarding compliance with the minimum servicing standards set forth in the Uniform Single Attestation Program for Mortgage Bankers during the preceding calendar year are fairly stated in all material respects, subject to such exceptions and other qualifications that, in the opinion of such firm, such accounting standards require it to report. In rendering such statement, such firm may rely, as to matters relating to the direct servicing of mortgage loans by Subservicers, upon comparable statements for examinations conducted by independent public accountants substantially in accordance with standards established by the American Institute of Certified Public Accountants (rendered within one year of such statement) with respect to such Subservicers

     Section 3.20. Right of the Depositor in Respect of the Master Servicer.

            The Master  Servicer  shall afford the  Depositor,  upon  reasonable notice, during normal business hours access to all records maintained by the Master Servicer in respect of its rights and obligations hereunder and access to officers of the Master Servicer responsible for such obligations. Upon request, the Master Servicer shall furnish the Depositor with its most recent financial statements and such other information as the Master Servicer possesses regarding its business, affairs, property and condition, financial or otherwise. The Master Servicer shall also cooperate with all reasonable requests for information including, but not limited to, notices, tapes and copies of files, regarding itself, the Mortgage Loans or the Certificates from any Person or Persons identified by the Depositor or Residential Funding. The Insurer hereby is so identified. The Depositor may, but is not obligated to perform, or cause a designee to perform, any defaulted obligation of the Master Servicer hereunder or exercise the rights of the Master Servicer hereunder; provided that the Master Servicer shall not be relieved of any of its obligations hereunder by virtue of such performance by the Depositor or its designee. The Depositor shall not have the responsibility or liability for any action or failure to act by the Master Servicer and is not obligated to supervise the performance of the Master Servicer under this Agreement or otherwise.

            Section 3.21.     [Reserved]

            Section 3.22.     Administration of Buydown Funds.

            (a) With respect to any Buydown Mortgage Loan, the Subservicer has deposited Buydown Funds in an account that satisfies the requirements for a Subservicing Account (the "Buydown Account"). The Master Servicer shall cause the Subservicing Agreement to require that upon receipt from the Mortgagor of the amount due on a Due Date for each Buydown Mortgage Loan, the Subservicer will withdraw from the Buydown Account the predetermined amount that, when added to the amount due on such date from the Mortgagor, equals the full Monthly
Payment and transmit that amount in accordance with the terms of the Subservicing Agreement to the Master Servicer together with the related payment made by the Mortgagor or advanced by the Subservicer.

            (b) If the Mortgagor on a Buydown Mortgage Loan prepays such loan in its entirety during the period (the "Buydown Period") when Buydown Funds are required to be applied to such Buydown Mortgage Loan, the Subservicer shall be required to withdraw from the Buydown Account and remit any Buydown Funds remaining in the Buydown Account in accordance with the related buydown agreement. The amount of Buydown Funds which may be remitted in accordance with the related buydown agreement may reduce the amount required to be paid by the Mortgagor to fully prepay the related Mortgage Loan. If the Mortgagor on a Buydown Mortgage Loan defaults on such Mortgage Loan during the Buydown Period and the property securing such Buydown Mortgage Loan is sold in the liquidation thereof (either by the Master Servicer or the insurer under any related Primary Insurance Policy), the Subservicer shall be required to withdraw from the Buydown Account the Buydown Funds for such Buydown Mortgage Loan still held in the Buydown Account and remit the same to the Master Servicer in accordance with the terms of the Subservicing Agreement and the Master Servicer shall deposit such Buydown Funds in the Custodial Account or, if instructed by the Master Servicer, pay to the insurer under any related Primary Insurance Policy if the Mortgaged Property is transferred to such insurer and such insurer pays all of the loss (including expenses) incurred in respect of such default. Any amount so remitted pursuant to the preceding sentence will be deemed to reduce the amount owed on the Mortgage Loan.

                                  ARTICLE IV

                        PAYMENTS TO CERTIFICATEHOLDERS

            Section 4.01.     Certificate Account.

            (a) The Master Servicer acting as agent of the Trustee shall establish and maintain a Certificate Account in which the Master Servicer shall cause to be deposited on behalf of the Trustee on or before 2:00 P.M. New York time on each Certificate Account Deposit Date by wire transfer of immediately available funds an amount equal to the sum of (i) any Advance for the immediately succeeding Distribution Date, (ii) any amount required to be deposited in the Certificate Account pursuant to Section 3.12(a), (iii) any amount that the Master Servicer is not permitted to withdraw from the Certificate Account pursuant to Section 3.16(e), (iv) any amount required to be deposited in the Certificate Account pursuant to Section 4.07, (v) any amount required to be deposited in the Certificate Account pursuant to Section 9.01,
(vi) an amount equal to the Certificate Insurer Premium payable on such Distribution Date and (vii) all other amounts constituting the Available Distribution Amount for each Loan Group for the immediately succeeding Distribution Date.

            In addition, as and to the extent required pursuant to Section 4.08(b) the Trustee shall withdraw from the Insurance Account and deposit into the Certificate Account the amount necessary to pay the Insured Amount on each Distribution Date to the extent received from the Insurer.

            (b) On each Distribution Date, prior to making any other distributions referred to in Section 4.02 herein, the Trustee shall withdraw from the Certificate Account and pay to the Insurer, by wire transfer of immediately available funds to the Insurer Account, the Certificate Insurer Premium for such Distribution Date; provided, however, that an amount equal to $7,500.00 shall be subtracted from the Certificate Insurer Premium payable on the Distribution Date occurring in January 1999 and shall be paid to the Master Servicer in reimbursement of certain administrative costs previously paid by the Master Servicer pursuant to the Insurance Agreement. The wiring instructions of the Insurer are attached hereto as Exhibit O.

            (c) The Trustee shall, upon written request from the Master Servicer, invest or cause the institution maintaining the Certificate Account to invest the funds in the Certificate Account in Permitted Investments designated in the name of the Trustee for the benefit of the Insurer and the
Certificateholders, which shall mature not later than the Business Day next preceding the Distribution Date next following the date of such investment (except that (i) any investment in the institution with which the Certificate Account is maintained may mature on such Distribution Date and (ii) any other investment may mature on such Distribution Date if the Trustee shall advance funds on such Distribution Date to the Certificate Account in the amount payable on such investment on such Distribution Date, pending receipt thereof to the extent necessary to make distributions on the Certificates) and shall not be sold or disposed of prior to maturity. All income and gain realized from any such investment shall be for the benefit of the Master Servicer and shall be subject to its withdrawal or order from time to time. The amount of any losses incurred in respect of any such investments shall be deposited in the Certificate Account by the Master Servicer out of its own funds immediately as realized.

            Section 4.02.     Distributions.

     (a) On each Distribution Date, the Group I Available Distribution Amount, in the following order of priority, shall be deemed to have been distributed by REMIC I to REMIC III on account of the REMIC I Regular Interests or shall be withdrawn from the Custodial Account and distributed to the holders of the Class R-I Certificates, as the case may be:

     (i) to the Holders of REMIC I Regular Interests as provided in Section 1.03; and

     (ii) any remaining portion, to the Holders of the Class R-I Certificates.

     (b) On each Distribution Date, the Group II Available Distribution Amount, in the following order of priority, shall be deemed to have been distributed by REMIC II to REMIC III on account of the REMIC II Regular Interests or shall be withdrawn from the Custodial Account and distributed to the holders of the Class R-II Certificates, as the case may be:

     (i) to the Holders of REMIC II Regular Interests as provided in Section 1.03; and

            (ii) any remaining portion, to the Holders of the Class R-II Certificates.

            (c) On each Distribution Date, the Master Servicer on behalf of the Trustee or the Paying Agent appointed by the Trustee shall distribute to each Certificateholder of record on the next preceding Record Date (other than as provided in Section 9.01 respecting the final distribution) either in immediately available funds (by wire transfer or otherwise) to the account of such Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder has so notified the Master Servicer or the Paying Agent, as the case may be, or, if such Certificateholder has not so notified the Master Servicer or the Paying Agent by the Record Date, by check mailed to such Certificateholder at the address of such Holder appearing in the Certificate Register such Certificateholder's share (based on the aggregate of the Percentage Interests represented by Certificates of the applicable Class held by such Holder) of the following amounts, in the following order of priority, in each case to the extent of the related Available Distribution Amount that is attributable to such Class for such Distribution Date:

            (i) to the Class A Certificateholders, Accrued Certificate Interest thereon for such Distribution Date minus, (A) with respect to the Class A-I Certificates, any Prepayment Interest Shortfalls with respect to Loan Group I for such Distribution Date and (B) with respect to the Class A-II Certificates, any Prepayment Interest Shortfalls with respect to Loan Group II and Class A-II Basis Risk Shortfalls for such Distribution Date, plus in each case Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date;

     (ii) (A) to the Class A-I Certificateholders, the Principal Distribution Amount with respect to Loan Group I for such Distribution Date, until the Certificate Principal Balance thereof has been reduced to zero;

                  (B)  to  the  Class  A-II  Certificateholders,  the  Principal
            Distribution Amount with respect to Loan Group II for such Distribution Date, applied concurrently to the Class A-II-1
            Certificates and Class A-II-2 Certificates on a pro rata basis in accordance with the percentage of the amounts described in clauses
            (1) through (4) of the definition of Principal Distribution Amount derived from the related Sub-Group of Loan Group II, in each case until the Certificate Principal Balance of either such class has been reduced to zero and thereafter shall be distributed to the remaining class of Class A-II Certificates until the Certificate Principal Balance thereof has been reduced to zero;

     (C) following the distributions set forth above and in Section 4.02(d), to the Class SB-I Certificateholders, payable from Loan Group I Available Distribution Amount remaining after such distributions, the amounts as set forth in Section 1.03 and to the Class SB-II Certificateholders, payable from Loan Group II Available Distribution Amounts remaining after such distributions, the amounts as set forth in Section 1.03; and

                  (D) following the distributions set forth above and in Section 4.02(d), to the Class R-III Certificateholders, any amounts remaining after the above distributions.

     (d) In addition to the foregoing distributions, on each Distribution Date the following amounts shall be distributed by the Trustee in the manner set forth above as follows:

                  (i) Loan Group I Excess Cash Flow for such Distribution Date will be applied: first, to pay to the holders of the Class A-I Certificates the principal portion of Realized Losses incurred (or deemed to have been incurred) on the Group I Loans for the preceding Prepayment Period (other than Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses with respect to such Loan Group); second, to pay to the holders of the Class A-II Certificates the principal portion of Realized Losses incurred (or deemed to have been incurred) on the Group II Loans for the preceding Prepayment Period to the extent not covered by Loan Group II Excess Cash Flow (other than Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses with respect to such Loan Group); third, to pay to the Insurer Group I Cumulative Insurance Payments; fourth, to pay to the Insurer Group II Cumulative Insurance Payments (to the extent not covered by Loan Group II Excess Cash Flow); fifth, to pay any related Subordination Increase Amount with respect to the Class A-I Certificates; sixth, to pay the holders of the Class A-I Certificates the amount of any Prepayment Interest Shortfalls allocated thereto with respect to the Group I Loans, to the extent not covered by Compensating Interest on such Distribution Date; seventh, to pay to the holders of the Class A-II Certificates the amount of any Prepayment Interest Shortfalls allocated thereto with respect to the Group II Loans, to the extent not covered by
      Compensating Interest and Loan Group II Excess Cash Flow on such Distribution Date; eighth, to pay the holders of the Class A-I Certificates any Group I Prepayment Interest Shortfalls remaining unpaid from prior Distribution Dates together with interest thereon at the related Pass-Through Rate for such Class of Class A-I Certificates to which such Group I Prepayment Interest Shortfalls were allocated, until the payment of such Group I Prepayment Interest Shortfalls; ninth, to pay the Class A-II Certificates any Group II Prepayment Interest Shortfalls remaining unpaid from prior Distribution Dates together with interest thereon at the Pass-Through Rate with respect to the Class A-II Certificates (as adjusted from time to time), until the payment of such Group II Prepayment Interest Shortfalls, to the extent not covered by Loan Group II Excess Cash Flow; and tenth, to pay to the Basis Risk Reserve Fund for distribution to holders of the Class A-II Certificates the amount of any Class A-II Basis Risk Shortfalls remaining unpaid with respect to prior Distribution Dates, together with interest thereon at the related Pass-Through Rate (to the extent not covered by Loan Group II Excess Cash
      Flow); and

                  (ii) Loan Group II Excess Cash Flow for such Distribution Date will be applied: first, to pay to the holders of the Class A-II Certificates the principal portion of Realized Losses incurred (or deemed to have been incurred) on the Group II Loans for the preceding Prepayment Period (other than Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses with respect to such Loan Group); second, to pay to the holders of the Class A-I Certificates the principal portion of Realized Losses incurred (or deemed to have been incurred) on the Group I Loans for the preceding Prepayment Period to the extent not covered by Loan Group I Excess Cash Flow (other than Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses with respect to such Loan Group); third, to pay to the Insurer Group II Cumulative Insurance Payments; fourth, to pay to the Insurer of Group I Cumulative Insurance Payments (to the extent not covered by Loan Group I Excess Cash Flow); fifth, (a) on the first Distribution Date, first to fund the Initial Basis Risk Reserve Fund Deposit and (b) to pay any related Subordination Increase Amount with respect to the Class A-II Certificates; sixth, to pay the holders of the Class A-II Certificates the amount of any Prepayment Interest Shortfalls allocated thereto with respect to the Group II Loans, to the extent not covered by Compensating Interest on such Distribution Date; seventh, to pay to the holders of the Class A-I Certificates the amount of any Prepayment Interest Shortfalls allocated thereto with respect to the Group I Loans, to the extent not covered by Compensating Interest and Loan Group I Excess Cash Flow on such Distribution Date; eighth, to pay the holders of the Class A-II Certificates any Group II Prepayment Interest Shortfalls remaining unpaid from prior Distribution Dates together with interest thereon at the related Pass-Through Rate for such Class of Class A-II Certificates to which such Group II Prepayment Interest Shortfalls were allocated (as adjusted from time to time), until the payment of such Group II Prepayment Interest Shortfalls; ninth, to pay the Class A-I Certificates any Group I Prepayment Interest Shortfalls remaining unpaid from prior Distribution Dates together with interest thereon at the Pass-Through Rate with respect to the Class A-I Certificates, until the payment of such Group I Prepayment Interest Shortfalls, to the extent not covered by Loan Group I Excess Cash Flow; and tenth, to the Basis Risk Reserve Fund for distribution to the holders of the Class A-II Certificates the amount of any Class A-II Basis Risk Shortfalls remaining unpaid with respect to previous Distribution Dates, together with interest thereon at the related Pass-Through Rate.

     (e) Within five Business Days before the related Distribution Date, the Master Servicer shall notify the Trustee of the amounts, if any, payable to the Insurer pursuant to Sections 4.02(d)(i) and (ii).

            (f) In addition to the foregoing distributions, with respect to any Mortgage Loan that was previously the subject of a Cash Liquidation or an REO Disposition that resulted in a Realized Loss, in the event that within two years of the date on which such Realized Loss was determined to have occurred the Master Servicer receives amounts which the Master Servicer reasonably believes to represent subsequent recoveries (net of any related liquidation expenses), or determines that it holds surplus amounts previously reserved to cover estimated expenses specifically related to such Mortgage Loan (including, but not limited to, recoveries (net of any related liquidation expenses) in respect of the representations and warranties made by the related Seller pursuant to the applicable Seller's Agreement), the Master Servicer shall distribute such amounts to the Class or Classes to which such Realized Loss was allocated (with the amounts to be distributed allocated among such Classes in the same proportions as such Realized Loss was allocated), and within each such Class to the Certificateholders of record as of the Record Date immediately preceding the date of such distribution (or of such Class of Certificates is no longer outstanding, to the Certificateholders of record at the time that such Realized Loss was allocated); provided that no such distribution to any Class of Certificates of subsequent recoveries related to a Mortgage Loan shall exceed, either individually or in the aggregate and together with any other amounts paid in reimbursement therefor, the amount of the related Realized Loss that was allocated to such Class of Certificates. For the purposes of this Section 4.02(f) any allocation of a Realized Loss to Loan Group I Excess Cash Flow or Loan Group II Excess Cash Flow will be treated as an allocation of a Realized Loss to the Class SB-I Certificates or Class SB-II Certificates, respectively. Notwithstanding the foregoing, to the extent that the Master Servicer receives recoveries with respect to Realized Losses which were allocated to the Class A Certificates and which were paid by the Insurer pursuant to the related Policy and not previously reimbursed pursuant to Section 4.02(d), such recoveries shall be paid directly to the Insurer and applied to reduce the Group I Cumulative Insurance Payments or Group II Cumulative Insurance Payments, as applicable, then due to the Insurer prior to any payment of such amounts to any current Certificateholder or any previous Certificateholder. Any amounts to be so distributed shall not be remitted to or distributed from the Trust Fund, and shall constitute subsequent recoveries with respect to Mortgage Loans that are no longer assets of the Trust Fund.

            (g) Each distribution with respect to a Book-Entry Certificate shall be paid to the Depository, as Holder thereof, and the Depository shall be responsible for crediting the amount of such distribution to the accounts of its Depository Participants in accordance with its normal procedures. Each Depository Participant shall be responsible for disbursing such distribution to the Certificate Owners that it represents and to each indirect participating brokerage firm (a "brokerage firm" or " indirect participating firm") for which it acts as agent. Each brokerage firm shall be responsible for disbursing funds to the Certificate Owners that it represents and none of the Trustee, the Certificate Registrar, the Depositor or the Master Servicer shall have any responsibility therefor.

            (h) Except as  otherwise  provided  in Section  9.01,  if the Master
Servicer anticipates that a final distribution with respect to any Class of Certificates will be made on the next Distribution Date, the Master Servicer shall, no later than the Determination Date in the month of such final distribution, notify the Trustee and the Insurer and the Trustee shall, no later than two (2) Business Days after such Determination Date, mail on such date to each Holder of such Class of Certificates a notice to the effect that: (i) the Trustee anticipates that the final distribution with respect to such Class of Certificates will be made on such Distribution Date but only upon presentation and surrender of such Certificates at the office of the Trustee or as otherwise specified therein, and (ii) no interest shall accrue on such Certificates from and after the end of the prior calendar month. In the event that Certificateholders do not surrender their Certificates for final cancellation, the Trustee shall cause such funds to be withdrawn from the Certificate Account and credited to a separate escrow account for the benefit of such Certificateholders as provided in Section 9.01(d).

            Section 4.03.     Statements to Certificateholders.

     (a) Concurrently with each distribution charged to the Certificate Account and with respect to each Distribution Date the Master Servicer shall forward to the Trustee and the Trustee shall forward by mail to each Holder, the Depositor and the Insurer a statement setting forth the following information as to each Class of Certificates and each Loan Group, in each case to the extent applicable:

     (i) (a) the amount of such distribution to the Certificateholders of such Class applied to reduce the Certificate Principal Balance thereof, and (b) the aggregate amount included therein representing Principal Prepayments;

     (ii) the amount of such distribution to Holders of such Class of Certificates allocable to interest;

     (iii) if the distribution to the Holders of such Class of Certificates is less than the full amount that would be distributable to such Holders if there were sufficient funds available therefor, the amount of the shortfall;

     (iv) the amount of any Advance by the Master Servicer pursuant to Section 4.04;

     (v) the number of Group I Loans and the Loan Group I Stated Principal Balance after giving effect to the distribution of principal on such Distribution Date and the number of Group II Loans and the Loan Group II Stated Principal Balance after giving effect to the distribution of principal on such Distribution Date;

     (vi) the aggregate Certificate Principal Balance of each Class of the Certificates and each of the Class A-I Percentage and Class A-II Percentage after giving effect to the amounts distributed on such Distribution Date, separately identifying any reduction thereof due to Realized Losses other than pursuant to an actual distribution of principal;

     (vii) on the basis of the most recent reports furnished to it by Subservicers, the number and aggregate principal balances of Mortgage Loans that are Delinquent (A) one month, (B) two months and (C) three or more months and the number and aggregate principal balance of Mortgage Loans that are in foreclosure;

     (viii) the number, aggregate principal balance and book value of any REO Properties;

     (ix) the aggregate Accrued Certificate Interest remaining unpaid, if any, for each Class of Certificates, after giving effect to the distribution made on such Distribution Date;

                  (x) the related Targeted Subordinated Amount and Subordinated Amount, after giving effect to distributions made on such Distribution Date;

     (xi) the aggregate amount of Realized Losses for such Distribution Date and the aggregate amount of Realized Losses on the Mortgage Loans incurred since the Cut-off Date;

     (xii) the aggregate amount of any recoveries on previously foreclosed loans from Sellers due to a breach of representation or warranty;

                  (xiii) the weighted average  remaining term to maturity of the
Mortgage  Loans  after  giving  effect  to  the  amounts   distributed  on  such
Distribution Date;

                  (xiv) the weighted average Mortgage Rates of the Mortgage Loans after giving effect to the amounts distributed on such Distribution Date;

     (xv) the amount of any Insured Amount paid on such Distribution Date, the amount of any reimbursement payment made to the Insurer on such Distribution Date pursuant to Section 4.02(d) and the amount of Cumulative Insurance Amounts after giving effect to any such Insured Amount or any such reimbursement payment to the Insurer;

     (xvi) the Special Hazard Amount, Fraud Loss Amount and Bankruptcy Amount as of the close of business on such Distribution Date and a description of any change in the calculation of such amounts;

                  (xvii) the Pass-Through Rates on the Class A-II-1 and Class A-II-2 Certificates for such Distribution Date;

                  (xviii)     [Reserved]

     (xix) the amount of Group I Prepayment Interest Shortfalls, Group II Prepayment Interest Shortfalls and Class A-II Basis Risk Shortfalls for such Distribution Date and the amount of Group I Prepayment Interest Shortfalls, Group II Prepayment Interest Shortfalls and Class A-II Basis Risk Shortfalls for any previous Distribution Date that remain unpaid, together with Accrued Interest thereon.

In the case of information furnished pursuant to clauses (i) and (ii) above, the amounts shall be expressed as a dollar amount per Certificate with a $1,000 denomination. In addition to the statement provided to the Trustee as set forth in this Section 4.03(a), the Master Servicer shall provide to any manager of a trust fund consisting of some or all of the Certificates, upon reasonable request, such additional information as is reasonably obtainable by the Master Servicer at no additional expense to the Master Servicer.

            (b) Within a reasonable period of time after the end of each calendar year, the Master Servicer shall prepare, or cause to be prepared, and the Trustee shall forward, or cause to be forwarded, to each Person who at any time during the calendar year was the Holder of a Certificate, other than a Class R Certificate, a statement containing the information set forth in clauses
(i) and (ii) of subsection (a) above aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Master Servicer and Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Master Servicer and Trustee pursuant to any requirements of the Code.

            (c) Within a reasonable period of time after the end of each calendar year, the Master Servicer shall prepare, or cause to be prepared, and the Trustee shall forward, or cause to be forwarded, to each Person who at any time during the calendar year was the Holder of a Class R Certificate, a statement containing the applicable distribution information provided pursuant to this Section 4.03 aggregated for such calendar year or applicable portion thereof during which such Person was the Holder of a Class R Certificate. Such obligation of the Master Servicer and Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Master Servicer and Trustee pursuant to any requirements of the Code.

     (d) As soon as reasonably practicable, upon the written request of any Certificateholder, the Master Servicer shall provide the requesting Certificateholder with such information as is necessary and appropriate, in the Master Servicer's sole discretion, for purposes of satisfying applicable reporting requirements under Rule 144A.

     Section 4.04. Distribution of Reports to the Trustee and the Depositor; Advances by the Master Servicer.

            (a) Prior to the close of business on the Business Day next succeeding each Determination Date, the Master Servicer shall furnish a written statement to the Trustee, the Insurer, any Paying Agent and the Depositor (the information in such statement to be made available to Certificateholders by the Master Servicer on request) (provided that the Master Servicer will use its best efforts to deliver such written statement not later than 12:00 p.m. New York time on the second Business Day prior to the Distribution Date) setting forth
(i) the Available Distribution Amount, (ii) the amounts required to be withdrawn from the Custodial Account and deposited into the Certificate Account on the immediately succeeding Certificate Account Deposit Date pursuant to clause (iii) of Section 4.01(a), (iii) the Certificate Insurer Premium and, if the Master Servicer determines that a Deficiency Amount exists for such Distribution Date, the amount necessary to complete the notice in the form of Exhibit A to each of the Policies (the "Notice"), (iv) Group I Cumulative Insurance Payments and Group II Cumulative Insurance Payments after giving effect to the distributions to be made pursuant to Section 4.02 on such Distribution Date, (v) the amount of Group I Prepayment Interest Shortfalls, Group II Prepayment Interest Shortfalls and Class A-II Basis Risk Shortfalls and (vi) to the extent required, a report detailing the Stated Principal Balance, Mortgage Rate, Modified Mortgage Rate, remaining term to maturity and Monthly Payment for any Modified Mortgage Loan pursuant to Section 3.07. The determination by the Master Servicer of such amounts shall, in the absence of obvious error, be presumptively deemed to be correct for all purposes hereunder and the Trustee shall be protected in relying upon the same without any independent check or verification.

            (b) On or before 2:00 P.M. New York time on each Certificate Account Deposit Date, the Master Servicer shall either (i) deposit in the Certificate Account from its own funds, or funds received therefor from the Subservicers, an amount equal to the Advances to be made by the Master Servicer in respect of the related Distribution Date, which shall be in an aggregate amount equal to the aggregate amount of Monthly Payments (with each interest portion thereof adjusted to a per annum rate equal to the sum of the Net Mortgage Rate plus the Certificate Insurer Premium Rate), less the amount of any related Servicing Modifications, Debt Service Reductions or reductions in the amount of interest collectable from the Mortgagor pursuant to the Relief Act or similar legislation or regulations then in effect, on the Outstanding Mortgage Loans as of the related Due Date in the related Due Period, which Monthly Payments were delinquent as of the close of business as of the related Determination Date; provided that no Advance shall be made if it would be a Nonrecoverable Advance,
(ii) withdraw from amounts on deposit in the Custodial Account and deposit in the Certificate Account all or a portion of the Amount Held for Future Distribution in discharge of any such Advance, or (iii) make advances in the form of any combination of (i) and (ii) aggregating the amount of such Advance. Any portion of the Amount Held for Future Distribution so used shall be replaced by the Master Servicer by deposit in the Certificate Account on or before 11:00 A.M. New York time on any future Certificate Account Deposit Date to the extent that funds attributable to the Mortgage Loans that are available in the Custodial Account for deposit in the Certificate Account on such Certificate Account Deposit Date shall be less than payments to Certificateholders required to be made on the following Distribution Date. The Master Servicer shall be entitled to use any Advance made by a Subservicer as described in Section 3.07(b) that has been deposited in the Custodial Account on or before such Distribution Date as part of the Advance made by the Master Servicer pursuant to this Section 4.04.

            The determination by the Master Servicer that it has made a Nonrecoverable Advance or that any proposed Advance, if made, would constitute a Nonrecoverable Advance, shall be evidenced by a certificate of a Servicing Officer delivered to the Depositor, the Insurer and the Trustee.

            In the event that the Master Servicer determines as of the Business Day preceding any Certificate Account Deposit Date that it will be unable to deposit in the Certificate Account an amount equal to the Advance required to be made for the immediately succeeding Distribution Date, it shall give notice to the Trustee and the Insurer of its inability to advance (such notice may be given by telecopy), not later than 3:00 P.M., New York time, on such Business Day, specifying the portion of such amount that it will be unable to deposit. Not later than 3:00 P.M., New York time, on the Certificate Account Deposit Date the Trustee shall, unless by 12:00 Noon, New York time, on such day the Trustee shall have been notified in writing (by telecopy) that the Master Servicer shall have directly or indirectly deposited in the Certificate Account such portion of the amount of the Advance as to which the Master Servicer shall have given notice pursuant to the preceding sentence, pursuant to Section 7.01, (a) terminate all of the rights and obligations of the Master Servicer under this Agreement in accordance with Section 7.01 and (b) assume the rights and obligations of the Master Servicer hereunder, including the obligation to deposit in the Certificate Account an amount equal to the Advance for the immediately succeeding Distribution Date.

            The Trustee  shall  deposit  all funds it receives  pursuant to this
Section 4.04 into the Certificate Account.

            Section 4.05.     Allocation of Realized Losses.

            (a) Prior to each Distribution Date, the Master Servicer shall determine the total amount of Realized Losses, if any, that resulted from any Cash Liquidation, Servicing Modifications, Debt Service Reduction, Deficient Valuation or REO Disposition that occurred during the related Prepayment Period or, in the case of a Servicing Modification that constitutes a reduction of the interest rate on a Mortgage Loan, the amount of the reduction in the interest portion of the Monthly Payment due in the month in which such Distribution Date occurs. The amount of each Realized Loss shall be evidenced by an Officers' Certificate. All Realized Losses (other than Excess Special Hazard Losses, Extraordinary Losses, Excess Bankruptcy Losses and Excess Fraud Losses), will be allocated: first, to the Loan Group I Excess Cash Flow for the related Distribution Date in the case of Realized Losses on the Group I Loans and to the Loan Group II Excess Cash Flow for the related Distribution Date in the case of Realized Losses on the Group II Loans; second, to the Loan Group I Excess Cash Flow for the related Distribution Date in the case of Realized Losses on the Group II Loans (but only to the extent remaining after covering Realized Losses related to Loan Group I) and to the Loan Group II Excess Cash Flow for the related Distribution Date in the case of Realized Losses on the Group I Loans (but only to the extent remaining after covering Realized Losses related to Loan Group II); third, to the related Class SB Certificates up to an amount equal to
(i) in the case of the Group I Loans, the excess, if any, of (x) the then aggregate Stated Principal Balance of the Group I Loans over (y) the then aggregate Certificate Principal Balance of the Class A-I Certificates and (ii) in the case of the Group II Loans, the excess, if any, of (x) the then aggregate Stated Principal Balance of the Group II Loans over (y) the then aggregate Certificate Principal Balance of the Class A-II Certificates; fourth, to the Class of Class SB Certificates related to the other Loan Group to the extent of the excess described in clause third remaining after giving effect to such clause for such Distribution Date; and fifth, in the case of Realized Losses on the Group I Loans, among all the classes of Class A-I Certificates and in the case of Realized Losses on Group II Loans, between the classes of Class A-II Certificates on a pro rata basis; provided that the aggregate amount of Realized Losses allocated to the Loan Group I Excess Cash Flow, Loan Group II Excess Cash Flow, or the Class SB Certificates pursuant to this Section 4.05(a) in respect of Realized Losses on the Group I Loans or the Group II Loans shall not exceed the Group I or Group II Cumulative Insurance Payment. Any Excess Special Hazard Losses, Excess Bankruptcy Losses, Excess Fraud Losses and Extraordinary Losses will be allocated among all the Class A-I and Class SB-I Certificates, in the case of such losses on Mortgage Loans in Loan Group I, and among the Class A-II and Class SB-II Certificates, in the case of such losses on Mortgage Loans in Loan Group II, in each case on a pro rata basis, as described below.

            As used herein, an allocation of a Realized Loss on a "pro rata basis" among two or more specified Classes of Certificates means an allocation on a pro rata basis, among the various Classes so specified, to each such Class of Certificates on the basis of their then outstanding Certificate Principal Balances prior to giving effect to distributions to be made on such Distribution Date in the case of the principal portion of a Realized Loss or in accordance with the definition of Accrued Certificate Interest in the case of an interest portion of a Realized Loss. Any allocation of the principal portion of Realized Losses (other than Debt Service Reductions) to a Class of Certificates shall be made by reducing the Certificate Principal Balance thereof by the amount so allocated, which allocation shall be deemed to have occurred on such Distribution Date. Any allocation of the principal portion of Realized Losses to the Class SB Certificates, shall be made by operation of the definition of "Certificate Principal Balance" and by operation of the provisions of Section 4.02(c). Allocations of the interest portions of Realized Losses shall be made by operation of the definition of "Accrued Certificate Interest" and by operation of the provisions of Section 4.02(c). All Realized Losses and all other losses allocated to a Class of Certificates hereunder will be allocated among the Certificates of such Class in proportion to the Percentage Interests evidenced thereby.

     (b) All Realized Losses on the Group I Mortgage Loans shall be allocated to the REMIC I Regular Interests in accordance with Section 1.03. Realized Losses on the Group II Mortgage Loans shall be allocated to each Class of the REMIC II Regular Interests in accordance with Section 1.03.

     Section  4.06.   Reports  of  Foreclosures  and  Abandonment  of  Mortgaged
Property.

            The Master Servicer or the Subservicers shall file information returns with respect to the receipt of mortgage interest received in a trade or business, the reports of foreclosures and abandonments of any Mortgaged Property and the informational returns relating to cancellation of indebtedness income with respect to any Mortgaged Property required by Sections 6050H, 6050J and 6050P of the Code, respectively, and deliver to the Trustee an Officers' Certificate on or before March 31 of each year stating that such reports have been filed. Such reports shall be in form and substance sufficient to meet the reporting requirements imposed by such Sections 6050H, 6050J and 6050P of the Code.

            Section 4.07.     Optional Purchase of Defaulted Mortgage Loans.

            As to any Mortgage Loan which is delinquent in payment by 90 days or more, the Master Servicer may, at its option, purchase such Mortgage Loan from the Trustee at the Purchase Price therefor. If at any time the Master Servicer makes a payment to the Certificate Account covering the amount of the Purchase Price for such a Mortgage Loan, and the Master Servicer provides to the Trustee a certification signed by a Servicing Officer stating that the amount of such payment has been deposited in the Certificate Account, then the Trustee shall execute the assignment of such Mortgage Loan at the request of the Master Servicer without recourse to the Master Servicer which shall succeed to all the Trustee's right, title and interest in and to such Mortgage Loan, and all security and documents relative thereto. Such assignment shall be an assignment outright and not for security. The Master Servicer will thereupon own such Mortgage, and all such security and documents, free of any further obligation to the Trustee or the Certificateholders with respect thereto.

            Section 4.08.     The Policies.

            (a) If pursuant to Section 4.04(a)(iii), the Master Servicer determines that a Deficiency Amount exists for such Distribution Date, the Trustee shall complete the Notice and submit such Notice in accordance with the related Policy to the Insurer no later than 12:00 P.M., New York City time, on the Business Day immediately preceding each Distribution Date, as a claim for an Insured Amount (provided that the Trustee shall submit such notice on the second Business Day immediately preceding such Distribution Date if it is able to do
so) in an amount equal to such Deficiency Amount.

            (b) The Trustee shall establish and maintain the Insurance Account on behalf of the Holders of the Class A Certificates. Upon receipt of an Insured Amount from the Insurer on behalf of the Class A Certificateholders, the Trustee shall deposit such Insured Amount in the Insurance Account. All amounts on deposit in the Insurance Account shall remain uninvested. On each Distribution Date, the Trustee shall transfer any Insured Amount then on deposit in the Insurance Account to the Certificate Account. The Trustee shall distribute on each Distribution Date the Deficiency Amount with respect to each Loan Group for such Distribution Date from the Certificate Account, together with the distributions due to the Class A Certificateholders on such Distribution Date, as follows: (i) the portion of any such Deficiency Amount related to clauses (i) and (ii) of the definition of Deficiency Amount shall be distributed among the related Class A Certificateholders on a pro rata basis in accordance with their respective shortfalls or allocations of Realized Losses; and (ii) the portion of any such Deficiency Amount related to clause (iii) of the definition of Deficiency Amount shall be distributed to the related Class A Certificateholders in accordance with Section 9.01(c).

            (c) The Trustee shall (i) receive as attorney-in-fact of each Class A Certificateholder any Insured Amount from the Insurer and (ii) distribute such Insured Amount to such Class A Certificateholders as set forth in subsection (b) above. Insured Amounts disbursed by the Trustee from proceeds of the related Policy shall not be considered payment by the Trust Fund with respect to the related Class A Certificates, nor shall such disbursement of such Insured Amounts discharge the obligations of the Trust Fund with respect to the amounts thereof, and the Insurer shall become owner of such amounts to the extent covered by such Insured Amounts as the deemed assignee of such Class A
Certificateholders. The Trustee hereby agrees on behalf of each Class A Certificateholder (and each Class A Certificateholder, by its acceptance of its Class A Certificates, hereby agrees) for the benefit of the Insurer that the Trustee shall recognize that to the extent the Insurer pays Insured Amounts, either directly or indirectly (as by paying through the Trustee), to the Class A Certificateholders, the Insurer will be entitled to be subrogated to the rights of the Class A Certificateholders to the extent of such payments.

                                  ARTICLE V

                               THE CERTIFICATES

            Section 5.01.     The Certificates.

            (a) The Class A, Class SB and Class R Certificates shall be substantially in the forms set forth in Exhibits A-1, A-2, and B and shall, on original issue, be executed and delivered by the Trustee to the Certificate Registrar for authentication and delivery to or upon the order of the Depositor upon receipt by the Trustee or one or more Custodians of the documents specified in Section 2.01. The Certificates, other than the Class SB Certificates and Class R Certificates, shall be issuable in minimum dollar denominations of
$25,000 and integral multiples of $1 in excess thereof. The Class SB Certificates shall be issuable in minimum Percentage Interests of 10.0% and integral multiples of .01% in excess thereof. The Class R Certificates shall be issuable in minimum percentage interests of 20.0% and integral multiples of 0.01% in excess thereof; provided, however, that one Class R Certificate will be issuable to the REMIC Administrator as "tax matters person" pursuant to Section 10.01(c) in a minimum denomination representing a Percentage Interest of not less than 0.01%.

            The Certificates shall be executed by manual or facsimile signature on behalf of an authorized officer of the Trustee. Certificates bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Trustee shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Certificate or did not hold such offices at the date of such Certificates. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Certificate a certificate of authentication substantially in the form provided for herein executed by the Certificate Registrar by manual signature, and such certificate upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

            (b) The Class A Certificates shall initially be issued as one or more Certificates registered in the name of the Depository or its nominee and, except as provided below, registration of such Certificates may not be transferred by the Trustee except to another Depository that agrees to hold such Certificates for the respective Certificate Owners with Ownership Interests therein. The Certificate Owners shall hold their respective Ownership Interests in and to each of the Class A Certificates, through the book-entry facilities of the Depository and, except as provided below, shall not be entitled to Definitive Certificates in respect of such Ownership Interests. All transfers by Certificate Owners of their respective Ownership Interests in the Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owner. Each Depository Participant shall transfer the Ownership Interests only in the Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

            The Trustee, the Master Servicer and the Depositor may for all purposes (including the making of payments due on the respective Classes of Book-Entry Certificates) deal with the Depository as the authorized representative of the Certificate Owners with respect to the respective Classes of Book-Entry Certificates for the purposes of exercising the rights of Certificateholders hereunder. The rights of Certificate Owners with respect to the respective Classes of Book-Entry Certificates shall be limited to those established by law and agreements between such Certificate Owners and the Depository Participants and brokerage firms representing such Certificate Owners. Multiple requests and directions from, and votes of, the Depository as Holder of any Class of Book-Entry Certificates with respect to any particular matter shall not be deemed inconsistent if they are made with respect to different Certificate Owners. The Trustee may establish a reasonable record date in connection with solicitations of consents from or voting by Certificateholders and shall give notice to the Depository of such record date.

            If (i)(A) the Depositor advises the Trustee in writing that the Depository is no longer willing or able to properly discharge its responsibilities as Depository and (B) the Depositor is unable to locate a qualified successor or (ii) the Depositor at its option advises the Trustee in writing that it elects to terminate the book-entry system through the
Depository,  the  Trustee  shall  notify all  Certificate  Owners,  through  the
Depository,  of the  occurrence  of any such  event and of the  availability  of
Definitive Certificates to Certificate Owners requesting the same. Upon surrender to the Trustee of the Book-Entry Certificates by the Depository, accompanied by registration instructions from the Depository for registration of transfer, the Trustee shall issue the Definitive Certificates. Neither the Depositor, the Master Servicer nor the Trustee shall be liable for any actions taken by the Depository or its nominee, including, without limitation, any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates all references herein to obligations imposed upon or to be performed by the Depositor in connection with the issuance of the Definitive Certificates pursuant to this Section 5.01 shall be deemed to be imposed upon and performed by the Trustee, and the Trustee and the Master Servicer shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder.

     Section 5.02. Registration of Transfer and Exchange of Certificates

     (a) The Trustee shall cause to be kept at one of the offices or agencies to be appointed by the Trustee in accordance with the provisions of Section 8.12 a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Trustee is initially appointed Certificate Registrar for the purpose of registering Certificates and transfers and exchanges of Certificates as herein provided. The Certificate Registrar, or the Trustee, shall provide the Master Servicer with a certified list of Certificateholders as of each Record Date prior to the related Determination Date.

     (b) Upon surrender for registration of transfer of any Certificate at any office or agency of the Trustee maintained for such purpose pursuant to Section
8.12 and, in the case of any Class SB or Class R Certificate, upon satisfaction of the conditions set forth below, the Trustee shall execute and the Certificate Registrar shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates of a like Class and aggregate Percentage Interest.

            (c) At the option of the Certificateholders, Certificates may be exchanged for other Certificates of authorized denominations of a like Class and aggregate Percentage Interest, upon surrender of the Certificates to be exchanged at any such office or agency. Whenever any Certificates are so surrendered for exchange the Trustee shall execute and the Certificate Registrar shall authenticate and deliver the Certificates of such Class which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for transfer or exchange shall (if so required by the Trustee or the Certificate Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder thereof or his attorney duly authorized in writing.

            (d) No transfer, sale, pledge or other disposition of a Class SB or Class R Certificate shall be made unless such transfer, sale, pledge or other disposition is exempt from the registration requirements of the Securities Act of 1933, as amended (the "1933 Act"), and any applicable state securities laws or is made in accordance with said Act and laws. Except as otherwise provided in this Section 5.02(d), in the event that a transfer of a Class SB or Class R Certificate is to be made, (i) unless the Depositor directs the Trustee otherwise, the Trustee shall require a written Opinion of Counsel acceptable to and in form and substance satisfactory to the Trustee and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from said Act and laws or is being made pursuant to said Act and laws, which Opinion of Counsel shall not be an expense of the Trustee, the Trust Fund, the Depositor or the Master Servicer, and (ii) the Trustee shall require the transferee to execute a representation letter, substantially in the form of Exhibit G-1 hereto, and the Trustee shall require the transferor to execute a representation letter, substantially in the form of
Exhibit I hereto, each acceptable to and in form and substance satisfactory to the Depositor and the Trustee certifying to the Depositor and the Trustee the facts surrounding such transfer, which representation letters shall not be an expense of the Trustee, the Trust Fund, the Depositor or the Master Servicer. In lieu of the requirements set forth in the preceding sentence, transfers of Class SB or Class R Certificates may be made in accordance with this Section 5.02(d) if the prospective transferee of such a Certificate provides the Trustee and the Master Servicer with an investment letter substantially in the form of Exhibit L attached hereto, which investment letter shall not be an expense of the Trustee, the Depositor, or the Master Servicer, and which investment letter states that, among other things, such transferee (i) is a "qualified institutional buyer" as defined under Rule 144A, acting for its own account or the accounts of other "qualified institutional buyers" as defined under Rule 144A, and (ii) is aware that the proposed transferror intends to rely on the exemption from registration requirements under the 1933 Act provided by Rule 144A. The Holder of a Class SB or Class R Certificate desiring to effect any transfer, sale, pledge or other disposition shall, and does hereby agree to, indemnify the Trustee, the Depositor, the Master Servicer and the Certificate Registrar against any liability that may result if the transfer, sale, pledge or other disposition is not so exempt or is not made in accordance with such federal and state laws and this Agreement.

            (e) In the case of any Class SB or Class R Certificate presented for registration in the name of an employee benefit plan or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Code (or comparable provisions of any subsequent enactments) or any Person (including an investment manager, a named fiduciary or a trustee of any such plan) who is using "plan assets" of any such plan to effect such acquisition, the Trustee shall require an Opinion of Counsel acceptable to and in form and substance satisfactory to the Trustee, the Depositor and the Master Servicer to the effect that the purchase or holding of a Class SB or Class R Certificate, as applicable, is permissible under applicable law, will not constitute or result in any non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code, and will not subject the Trustee, the Depositor or the Master Servicer to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of the Trustee, the Depositor or the Master Servicer. The Trustee shall require that any prospective transferee of a Class SB or Class R Certificate provide either a certification to the effect set forth in paragraph six of Exhibit G (with respect to any Class SB Certificate) or paragraph fourteen of Exhibit F-1 (with respect to any Class R Certificate), which the Trustee may rely upon without further inquiry or investigation, or such certifications as the Trustee may deem desirable or necessary in order to establish that such transferee or the Person in whose name such registration is requested is not an employee benefit plan or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code, or any Person (including an investment manager, a named fiduciary or a trustee of any such plan) who is using "plan assets" of any such plan to effect such acquisition.

            (f) Each Person who has or who acquires any Ownership Interest in a Class R Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions and to have irrevocably authorized the Trustee or its designee under clause (iii)(A) below to deliver payments to a Person other than such Person and to negotiate the terms of any mandatory sale under clause (iii)(B) below and to execute all instruments of transfer and to do all other things necessary in connection with any such sale. The rights of each Person acquiring any Ownership Interest in a Class R Certificate are expressly subject to the following provisions:

     (A) Each Person  holding or acquiring any  Ownership  Interest in a Class R
Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee.

                        (B) In  connection  with any  proposed  Transfer  of any
            Ownership Interest in a Class R Certificate, the Trustee shall require delivery to it, and shall not register the Transfer of any Class R Certificate until its receipt of, (I) an affidavit and agreement (a "Transfer Affidavit and Agreement," in the form attached hereto as Exhibit F-1) from the proposed Transferee, in form and substance satisfactory to the Master Servicer, representing and warranting, among other things, that it is a Permitted Transferee, that it is not acquiring its Ownership Interest in the Class R Certificate that is the subject of the proposed Transfer as a nominee, trustee or agent for any Person who is not a Permitted Transferee, that for so long as it retains its Ownership Interest in a Class R Certificate, it will endeavor to remain a Permitted Transferee, and that it has reviewed the provisions of this Section 5.02(f) and agrees to be bound by them, and (II) a certificate, in the form attached hereto as Exhibit F-2, from the Holder wishing to transfer the Class R Certificate, in form and substance satisfactory to the Master Servicer, representing and warranting, among other things, that no purpose of the proposed Transfer is to impede the assessment or collection of tax.

               (C) Notwithstanding the delivery of a Transfer Affidavit and Agreement by a proposed Transferee under clause (B) above, if a Responsible Officer of the Trustee who is assigned to this Agreement has actual knowledge that the proposed Transferee is not a Permitted Transferee, no Transfer of an Ownership Interest in a Class R Certificate to such proposed Transferee shall be effected.

               (D) Each Person holding or acquiring any Ownership Interest in a Class R Certificate shall agree (x) to require a Transfer Affidavit and Agreement from any other Person to whom such Person attempts to transfer its Ownership Interest in a Class R Certificate and (y) not to transfer its Ownership Interest unless it provides a certificate to the Trustee in the form attached hereto as Exhibit F-2.

                        (E)  Each  Person  holding  or  acquiring  an  Ownership
            Interest in a Class R Certificate, by purchasing an Ownership Interest in such Certificate, agrees to give the Trustee written notice that it is a "pass-through interest holder" within the meaning of Temporary Treasury Regulations Section 1.67-3T(a)(2)(i)(A) immediately upon acquiring an Ownership Interest in a Class R Certificate, if it is, or is holding an Ownership Interest in a Class R Certificate on behalf of, a "pass-through interest holder."

                        (i) The Trustee will register the Transfer of any Class R Certificate only if it shall have received the Transfer Affidavit and Agreement, a certificate of the Holder requesting such transfer in the form attached hereto as Exhibit F-2 and all of such other documents as shall have been reasonably required by the Trustee as a condition to such registration. Transfers of the Class R Certificates to Non-United States Persons and Disqualified Organizations (as defined in Section 860E(e)(5) of the Code) are prohibited.

                        (ii) If any Disqualified Organization shall become a holder of a Class R Certificate, then the last preceding Permitted Transferee shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Class R Certificate. If a Non-United States Person shall become a holder of a Class R Certificate, then the last preceding United States Person shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Class R Certificate. If a transfer of a Class R Certificate is disregarded pursuant to the provisions of Treasury Regulations Section 1.860E-1 or
      Section 1.860G-3, then the last preceding Permitted Transferee shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Class R Certificate. The Trustee shall be under no liability to any Person for any registration of Transfer of a Class R Certificate that is in fact not permitted by this Section 5.02(f) or for making any payments due on such Certificate to the holder thereof or for taking any other action with respect to such holder under the provisions of this Agreement.

                        (A) If any purported Transferee shall become a Holder of
            a Class R  Certificate  in  violation  of the  restrictions  in this
            Section 5.02(f) and to the extent that the retroactive restoration of the rights of the Holder of such Class R Certificate as described in clause (iii)(A) above shall be invalid, illegal or unenforceable, then the Master Servicer shall have the right, without notice to the holder or any prior holder of such Class R Certificate, to sell such Class R Certificate to a purchaser selected by the Master Servicer on such terms as the Master Servicer may choose. Such purported Transferee shall promptly endorse and deliver each Class R
            Certificate in accordance with the instructions of the Master Servicer. Such purchaser may be the Master Servicer itself or any Affiliate of the Master Servicer. The proceeds of such sale, net of the commissions (which may include commissions payable to the Master Servicer or its Affiliates), expenses and taxes due, if any, will be remitted by the Master Servicer to such purported Transferee. The terms and conditions of any sale under this clause (iii)(B) shall be determined in the sole discretion of the Master Servicer, and the Master Servicer shall not be liable to any Person having an Ownership Interest in a Class R Certificate as a result of its exercise of such discretion.

                        (iii) The Master Servicer, on behalf of the Trustee, shall make available, upon written request from the Trustee, all information necessary to compute any tax imposed (A) as a result of the Transfer of an Ownership Interest in a Class R Certificate to any Person who is a Disqualified Organization, including the information regarding "excess inclusions" of such Class R Certificates required to be provided to the Internal Revenue Service and certain Persons as described in Treasury Regulations Sections 1.860D-1(b)(5) and 1.860E-2(a)(5), and (B) as a result of any regulated investment company, real estate investment trust, common trust fund, partnership, trust, estate or organization described in Section 1381 of the Code that holds an Ownership Interest in a Class R Certificate having as among its record holders at any time any Person who is a Disqualified Organization. Reasonable compensation for providing such information may be required by the Master Servicer from such Person.

               (iv) The provisions of this Section 5.02(f) set forth prior to this clause (v) may be modified, added to or eliminated, provided that there shall have been delivered to the Trustee the following:

               (A) written consent of the Insurer and written notification from each Rating Agency to the effect that the modification, addition to or elimination of such provisions will not cause such Rating Agency to downgrade its then-current ratings, if any, of any Class of the Class A Certificates below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency without taking into account the related Policy; and

                        (B) subject to Section  10.01(f),  a certificate  of the
            Master Servicer stating that the Master Servicer has received an Opinion of Counsel, in form and substance satisfactory to the Master Servicer, to the effect that such modification, addition to or absence of such provisions will not cause any REMIC to cease to qualify as a REMIC and will not cause (x) any REMIC to be subject to an entity-level tax caused by the Transfer of any Class R Certificate to a Person that is a Disqualified Organization or (y) a Certificateholder or another Person to be subject to a REMIC-related tax caused by the Transfer of a Class R Certificate to a Person that is not a Permitted Transferee.

               (g) No service charge shall be made for any transfer or exchange of Certificates of any Class, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

            (h) All Certificates surrendered for transfer and exchange shall be destroyed by the Certificate Registrar.

            Section 5.03.     Mutilated, Destroyed, Lost or Stolen Certificates.

            If (i) any mutilated Certificate is surrendered to the Certificate Registrar, or the Trustee and the Certificate Registrar receive evidence to their satisfaction of the destruction, loss or theft of any Certificate, and
(ii) there is delivered to the Trustee and the Certificate Registrar such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Trustee or the Certificate Registrar that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute and the Certificate Registrar shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor, Class and Percentage Interest but bearing a number not contemporaneously outstanding. Upon the issuance of any new Certificate under this Section, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee and the Certificate Registrar) connected therewith. Any duplicate Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in the Trust Fund, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

            Section 5.04.     Persons Deemed Owners.

            Prior to due presentation of a Certificate for registration of transfer, the Depositor, the Master Servicer, the Insurer, the Trustee, the Certificate Registrar and any agent of the Depositor, the Master Servicer, the Insurer, the Trustee or the Certificate Registrar may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 4.02 and for all other purposes whatsoever, except as and to the extent provided in the definition of "Certificateholder" and in Section 4.08, and neither the Depositor, the Master Servicer, the Trustee, the Insurer, the Certificate Registrar nor any agent of the Depositor, the Master Servicer, the Trustee or the Certificate Registrar shall be affected by notice to the contrary except as provided in Section 5.02(f).

            Section 5.05.     Appointment of Paying Agent.

     The Trustee may, with the consent of the Insurer (so long as no Insurer Default exists), which consent shall not be unreasonably withheld, appoint a Paying Agent for the purpose of making distributions to Certificateholders pursuant to Section 4.02. In the event of any such appointment, on or prior to each Distribution Date the Master Servicer on behalf of the Trustee shall deposit or cause to be deposited with the Paying Agent a sum sufficient to make the payments to Certificateholders in the amounts and in the manner provided for in Section 4.02, such sum to be held in trust for the benefit of Certificateholders.

            The Trustee shall cause each Paying Agent to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee that such Paying Agent will hold all sums held by it for the payment to Certificateholders in trust for the benefit of the Certificateholders entitled thereto until such sums shall be paid to such Certificateholders. Any sums so held by such Paying Agent shall be held only in Eligible Accounts to the extent such sums are not distributed to the Certificateholders on the date of receipt by such Paying Agent.

            Section 5.06.     Optional Purchase of Certificates

            (a) On any Distribution Date on or after the Loan Group I Optional Termination Date or Loan Group II Optional Termination Date, either the Master Servicer or the Depositor shall have the right, at its option, to purchase the Classes of Certificates with respect to the related Loan Group in whole, but not in part, at a price equal to the outstanding Certificate Principal Balance of the related Certificates plus Accrued Certificate Interest thereon for the related Interest Accrual Period and any previously unpaid Accrued Certificate Interest, including any Group I Prepayment Interest Shortfalls, Group II
Prepayment Interest Shortfalls and Class A-II Basis Risk Shortfalls, as applicable, remaining unpaid on the preceding Distribution Date, together with interest thereon at the related Pass-Through Rate for such Class of Certificates to which such Group I Prepayment Interest Shortfalls, Group II Prepayment
Interest Shortfalls or Class A-II Basis Risk Shortfalls, as applicable, were allocated (as adjusted from time to time, with respect to the Class A-II Certificates) until the payment of such Group I Prepayment Interest Shortfalls, Group II Prepayment Interest Shortfalls or Class A-II Basis Risk Shortfalls.

            (b) The Master Servicer or the Depositor, as applicable, shall give the Trustee not less than 60 days' prior notice of the Distribution Date on which the Master Servicer or the Depositor, as applicable, anticipates that it will purchase the Certificates pursuant to Section 5.06(a). Notice of any such purchase, specifying the Distribution Date upon which the Holders may surrender their Certificates to the Trustee for payment in accordance with this Section 5.06, shall be given promptly by the Master Servicer or the Depositor, as applicable, by letter to Certificateholders (with a copy to the Certificate Registrar, the Insurer and each Rating Agency) mailed not earlier than the 15th day and not later than the 25th day of the month next preceding the month of such final distribution specifying:

     (i) the Distribution Date upon which purchase of the Certificates is anticipated to be made upon presentation and surrender of such Certificates at the office or agency of the Trustee therein designated,

     (ii) the purchase price therefor, if known, and

     (iii) that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made only upon presentation and surrender of the Certificates at the office or agency of the Trustee therein specified.

If either the Master Servicer or the Depositor gives the notice specified above, the Master Servicer or the Depositor, as applicable, shall deposit in the Certificate Account before the Distribution Date on which the purchase pursuant to Section 5.06(a) is to be made, in immediately available funds, an amount equal to the purchase price for the Certificates computed as provided above.

            (c) Upon presentation and surrender of the Certificates to be purchased pursuant to Section 5.06(a) by the Holders thereof, the Trustee shall distribute to such Holders an amount equal to the outstanding Certificate Principal Balance thereof plus the sum of Accrued Certificate Interest thereon for the related Interest Accrual Period and any previously unpaid Accrued Certificate Interest with respect thereto, including any Group I Prepayment Interest Shortfalls, Group II Prepayment Interest Shortfalls and Class A-II
Basis Risk Shortfalls, as applicable, remaining unpaid on the preceding Distribution Date, together with interest thereon at the related Pass-Through Rate, until such Group I Prepayment Interest Shortfalls, Group II Prepayment Interest Shortfalls or Class A-II Basis Risk Shortfalls, as applicable, are paid in full.

            (d) In the event that any Certificateholders do not surrender their Certificates on or before the Distribution Date on which a purchase pursuant to this Section 5.06 is to be made, the Trustee shall on such date cause all funds in the Certificate Account deposited therein by the Master Servicer or the Depositor, as applicable, pursuant to Section 5.06(b) to be withdrawn therefrom and deposited in a separate escrow account for the benefit of such Certificateholders, and the Master Servicer or the Depositor, as applicable, shall give a second written notice to such Certificateholders to surrender their Certificates for payment of the purchase price therefor. If within six months after the second notice any Certificate shall not have been surrendered for cancellation, the Trustee shall take appropriate steps as directed by the Master Servicer or the Depositor, as applicable, to contact the Holders of such Certificates concerning surrender of their Certificates. The costs and expenses of maintaining the escrow account and of contacting Certificateholders shall be paid out of the assets which remain in the escrow account. If within nine months after the second notice any Certificates shall not have been surrendered for cancellation in accordance with this Section 5.06, the Trustee shall pay to the Master Servicer or the Depositor, as applicable, all amounts distributable to the Holders thereof and the Master Servicer or the Depositor, as applicable, shall thereafter hold such amounts until distributed to such Holders. No interest shall accrue or be payable to any Certificateholder on any amount held in the escrow account or by the Master Servicer or the Depositor, as applicable, as a result of such Certificateholder's failure to surrender its Certificate(s) for payment in accordance with this Section 5.06. Any Certificate that is not surrendered on the Distribution Date on which a purchase pursuant to this
Section 5.06 occurs as provided above will be deemed to have been purchased and the Holder as of such date will have no rights with respect thereto except to receive the purchase price therefor minus any costs and expenses associated with such escrow account and notices allocated thereto. Any Certificates so purchased or deemed to have been purchased on such Distribution Date shall remain outstanding hereunder. The Master Servicer or the Depositor, as applicable, shall be for all purposes the Holder thereof as of such date subject to any rights of the Insurer hereunder with respect thereto.

            Section 5.07.     Basis Risk Reserve Fund

            (a) On the Closing Date, the Trustee shall establish and maintain in its name, in trust for the benefit of the Class A-II Certificateholders, the Basis Risk Reserve Fund. The Basis Risk Reserve Fund shall be an Eligible Account, and funds on deposit therein shall be held separate and apart from, and shall not be commingled with, any other moneys, including without limitation, other moneys held by the Trustee pursuant to this Agreement. The Basis Risk Reserve Fund shall be treated as an "outside reserve fund" under applicable Treasury regulations and will not be part of any REMIC. Distributions made to any outside reserve fund under this document shall be treated as made to, and any investment earnings on the Basis Risk Reserve Fund will be treated as owned by, the Class SB-I and Class SB-II Certificateholders (in the same proportions as amounts have been contributed to such Funds under Sections 4.01(d)(i) and 4.01(d)(ii), respectively).

            (b) On each Distribution Date, the Trustee shall deposit amounts from the Loan Group I and Group II Excess Cashflow to the Basis Risk Reserve Fund pursuant to Section 4.01(d)(i) and (ii). The amount required to be deposited into the Basis Risk Reserve Fund on the first Distribution Date will equal the Initial Basis Risk Reserve Deposit and on any other Distribution Date will be an amount (the "Basis Risk Fund Deposit") equal to the Basis Risk Shortfall for such Distribution Date or, if no Basis Risk Shortfall is payable on such Distribution Date, an amount such that when added to other amounts already on deposit in the Basis Risk Reserve Fund, the aggregate amount on deposit therein will be equal to $10,000. The Trustee shall make withdrawals from the Basis Risk Reserve Fund to make distributions pursuant to Section 4.01(d)(i) and (ii) hereof.

     (c) Funds in the Basis Risk Reserve Fund may be invested in Eligible Investments. Any earnings on such amounts shall be payable to the Class SB-I and Class SB-II Certificates (in the same proportions as amounts have been contributed to such Funds under Sections 4.01(d)(i) and 4.01(d)(ii), respectively). The Class SB-I and Class SB-II Certificates shall evidence ownership of the Basis Risk Reserve Fund for federal tax purposes as described in (a) above and shall direct the Trustee in writing as to the investment of amounts therein.

     (d) Upon termination of the Trust, any amounts remaining in the Basis Risk Reserve Fund shall be distributed to the Certificateholders of the Class SB-I and Class SB-II Certificates (in the same proportions as amounts have been contributed to such Funds under Sections 4.01(d)(i) and 4.01(d)(ii), respectively).

                                  ARTICLE VI

                     THE COMPANY AND THE MASTER SERVICER

     Section  6.01.  Respective  Liabilities  of the  Depositor  and the  Master
Servicer

     The Depositor and the Master Servicer shall each be liable in accordance herewith only to the extent of the obligations specifically and respectively imposed upon and undertaken by the Depositor and the Master Servicer herein. By way of illustration and not limitation, the Depositor is not liable for the servicing and administration of the Mortgage Loans, nor is it obligated by
Section 3.21, 7.01 or 10.01 to assume any obligations of the Master Servicer or to appoint a designee to assume such obligations, nor is it liable for any other obligation hereunder that it may, but is not obligated to, assume unless it elects to assume such obligation in accordance herewith.

     Section 6.02. Merger or Consolidation of the Depositor or the Master Servicer; Assignment of Rights and Delegation of Duties by Master Servicer

     (a) The Depositor and the Master Servicer will each keep in full effect its existence, rights and franchises as a corporation under the laws of the state of its incorporation, and will each obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Certificates or any of the Mortgage Loans and to perform its respective duties under this Agreement.

            (b) Any Person into which the Depositor or the Master Servicer may be merged or consolidated, or any corporation resulting from any merger or consolidation to which the Depositor or the Master Servicer shall be a party, or any Person succeeding to the business of the Depositor or the Master Servicer, shall be the successor of the Depositor or the Master Servicer, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person to the Master Servicer shall be qualified to service mortgage loans on behalf of FNMA or FHLMC; and provided further that each Rating Agency's ratings, if any, of the Class A Certificates without taking into account the related Policy in effect immediately prior to such merger or consolidation will not be qualified, reduced or withdrawn as a result thereof (as evidenced by a letter to such effect from each Rating Agency).

            (c)  Notwithstanding  anything else in this Section 6.02 and Section
6.04 to the contrary, the Master Servicer may assign its rights and delegate its duties and obligations under this Agreement; provided that the Person accepting such assignment or delegation shall be a Person which is qualified to service mortgage loans on behalf of FNMA or FHLMC, is reasonably satisfactory to the Trustee, the Insurer and the Depositor, is willing to service the Mortgage Loans and executes and delivers to the Depositor, the Insurer and the Trustee an agreement, in form and substance reasonably satisfactory to the Depositor, the Insurer and the Trustee, which contains an assumption by such Person of the due and punctual performance and observance of each covenant and condition to be performed or observed by the Master Servicer under this Agreement; provided further that each Rating Agency's rating of the Classes of Certificates that have been rated in effect immediately prior to such assignment and delegation will not be qualified, reduced or withdrawn as a result of such assignment and delegation (as evidenced by a letter to such effect from each Rating Agency), without taking into account the related Policy. In the case of any such assignment and delegation, the Master Servicer shall be released from its obligations under this Agreement, except that the Master Servicer shall remain liable for all liabilities and obligations incurred by it as Master Servicer hereunder prior to the satisfaction of the conditions to such assignment and delegation set forth in the next preceding sentence.

     Section 6.03. Limitation on Liability of the Depositor, the Master Servicer and Others.

            Neither the Depositor, the Master Servicer nor any of the directors, officers, employees or agents of the Depositor or the Master Servicer shall be under any liability to the Trust Fund or the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Depositor, the Master Servicer or any such Person against any breach of warranties or representations made herein or any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Depositor, the Master Servicer and any director, officer, employee or agent of the Depositor or the Master Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Depositor, the Master Servicer and any director, officer, employee or agent of the Depositor or the Master Servicer shall be indemnified by the Trust Fund and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense related to any specific Mortgage Loan or Mortgage Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) and any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder.

            Neither the Depositor nor the Master Servicer shall be under any obligation to appear in, prosecute or defend any legal or administrative action, proceeding, hearing or examination that is not incidental to its respective duties under this Agreement and which in its opinion may involve it in any expense or liability; provided, however, that the Depositor or the Master Servicer may in its discretion undertake any such action, proceeding, hearing or examination that it may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the legal expenses and costs of such action, proceeding, hearing or examination and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Fund, and the Depositor and the Master Servicer shall be entitled to be reimbursed therefor out of amounts attributable to the Mortgage Loans on deposit in the Custodial Account as provided by Section 3.10 and, on the Distribution Date(s) following such reimbursement, the aggregate of such expenses and costs shall be allocated in reduction of the Accrued Certificate Interest on each Class entitled thereto in the same manner as if such expenses and costs constituted a Prepayment Interest Shortfall.

            Section 6.04.     Depositor and Master Servicer Not to Resign

     Subject to the provisions of Section 6.02, neither the Depositor nor the Master Servicer shall resign from its respective obligations and duties hereby imposed on it except upon determination that its duties hereunder are no longer permissible under applicable law. Any such determination permitting the resignation of the Depositor or the Master Servicer shall be evidenced by an Opinion of Counsel (at the expense of the resigning party) to such effect delivered to the Trustee and the Insurer. No such resignation by the Master Servicer shall become effective until the Trustee or a successor servicer reasonably acceptable to the Insurer shall have assumed the Master Servicer's responsibilities and obligations in accordance with Section 7.02.

                                 ARTICLE VII

                                   DEFAULT

            Section 7.01.     Events of Default.

            Event of Default, wherever used herein, means any one of the following events (whatever reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

            (i) the Master Servicer shall fail to distribute or cause to be distributed to Holders of Certificates of any Class any distribution required to be made under the terms of the Certificates of such Class and this Agreement and, in either case, such failure shall continue unremedied for a period of 5 days after the date upon which written notice of such failure, requiring such failure to be remedied, shall have been given to the Master Servicer by the Trustee, the Insurer or the Depositor or to the Master Servicer, the Depositor and the Trustee by the Holders of Certificates of such Class evidencing Percentage Interests aggregating not less than 25%; or

            (ii) the Master Servicer shall fail to observe or perform in any material respect any other of the covenants or agreements on the part of the Master Servicer contained in the Certificates of any Class or in this Agreement and such failure shall continue unremedied for a period of 30 days (except that such number of days shall be 15 in the case of a failure to pay the premium for any Required Insurance Policy) after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Trustee, the Insurer or the Depositor, or to the Master Servicer, the Depositor and the Trustee by the Holders of Certificates of any Class evidencing, as to such Class, Percentage Interests aggregating not less than 25%; or

            (iii)  a  decree  or  order  of a court  or  agency  or  supervisory authority having jurisdiction in the premises in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law or appointing a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Master Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

     (iv) the Master Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities, or similar proceedings of, or relating to, the Master Servicer or of, or relating to, all or substantially all of the property of the Master Servicer; or

     (v) the Master Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of, or commence a voluntary case under, any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

     (vi) the Master Servicer shall notify the Trustee pursuant to Section 4.04(b) that it is unable to deposit in the Certificate Account an amount equal to the Advance.

            If an Event of Default described in clauses (i)-(v) of this Section shall occur, then, and in each and every such case, so long as such Event of Default shall not have been remedied, either the Depositor or the Trustee shall at the direction of the Insurer (unless an Insurer Default is continuing) or at the direction of Holders of Certificates entitled to at least 51% of the Voting Rights (which Voting Rights of the Class A Certificateholders may be exercised by the Insurer without the consent of such Holders and may only be exercised by such Holders with the prior written consent of the Insurer so long as there does not exist a failure by the Insurer to make a required payment under the related Policy), by notice in writing to the Master Servicer (and to the Depositor and the Insurer if given by the Trustee or to the Trustee and the Insurer if given by the Depositor), terminate all of the rights and obligations of the Master Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof, other than its rights as a Certificateholder hereunder; provided, however, that unless an Insurer Default is continuing the successor to the Master Servicer appointed pursuant to Section 7.02 shall be acceptable to the Insurer and shall have accepted the duties of Master Servicer effective upon the resignation of the Master Servicer. If an Event of Default described in clause
(vi) hereof shall occur, the Trustee with the consent of the Insurer shall, by notice to the Master Servicer, the Depositor and the Insurer, immediately terminate all of the rights and obligations of the Master Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof, other than its rights as a Certificateholder hereunder as provided in Section 4.04(b). On or after the receipt by the Master Servicer of such written notice, all authority and power of the Master Servicer under this Agreement, whether with respect to the Certificates (other than as a Holder thereof) or the Mortgage Loans or otherwise, shall subject to Section 7.02 pass to and be vested in the Trustee or the Trustee's designee appointed pursuant to Section 7.02; and, without limitation, the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Master Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise. The Master Servicer agrees to cooperate with the Trustee in effecting the termination of the Master Servicer's responsibilities and rights hereunder, including, without limitation, the transfer to the Trustee or its designee for administration by it of all cash amounts which shall at the time be credited to the Custodial Account or the Certificate Account or thereafter be received with respect to the Mortgage Loans. No such termination shall release the Master Servicer for any liability that it would otherwise have hereunder for any act or omission prior to the effective time of such termination.

            Notwithstanding any termination of the activities of Residential Funding in its capacity as Master Servicer hereunder, Residential Funding shall be entitled to receive, out of any late collection of a Monthly Payment on a Mortgage Loan which was due prior to the notice terminating Residential Funding's rights and obligations as Master Servicer hereunder and received after such notice, that portion to which Residential Funding would have been entitled pursuant to Sections 3.10(a)(ii), (vi) and (vii) as well as its Servicing Fee in respect thereof, and any other amounts payable to Residential Funding hereunder the entitlement to which arose prior to the termination of its activities hereunder. Upon the termination of Residential Funding as Master Servicer hereunder the Depositor shall deliver to the Trustee a copy of the Program Guide and upon request of the Insurer, a copy of the Program Guide to the Insurer.

     Section 7.02. Trustee or Depositor to Act; Appointment of Successor.

            On and after the time the Master Servicer receives a notice of termination pursuant to Section 7.01 or resigns in accordance with Section 6.04, the Insurer may appoint a successor Master Servicer and if the Insurer fails to do so within 30 days, the Trustee or, upon notice to the Insurer and the Depositor and with the Depositor's and the Insurer's consent (which shall not be unreasonably withheld) a designee (which meets the standards set forth below) of the Trustee, shall be the successor in all respects to the Master Servicer in its capacity as servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Master Servicer (except for the responsibilities, duties and liabilities contained in Sections 2.02 and 2.03(a), excluding the duty to notify related Subservicers or Sellers as set forth in such Sections, and its obligations to deposit amounts in respect of losses incurred prior to such notice or termination on the investment of funds in the Custodial Account or the Certificate Account pursuant to Sections 3.07(c) and 4.01(c) by the terms and provisions hereof); provided, however, that any failure to perform such duties or responsibilities caused by the preceding Master Servicer's failure to provide information required by Section 4.04 shall not be considered a default by the Trustee hereunder. As compensation therefor, the Trustee shall be entitled to all funds relating to the Mortgage Loans which the Master Servicer would have been entitled to charge to the Custodial Account or the Certificate Account if the Master Servicer had continued to act hereunder and, in addition, shall be entitled to the income from any Permitted Investments made with amounts attributable to the Mortgage Loans held in the Custodial Account or the Certificate Account. If the Trustee has become the successor to the Master Servicer in accordance with Section 6.04 or Section 7.01, then notwithstanding the above, the Insurer may appoint a successor Master Servicer and if the Insurer fails to do so within 30 days, the Trustee may, if it shall be unwilling to so act, or shall, if it is unable to so act, appoint, or petition a court of competent jurisdiction to appoint, any established housing and home finance institution, which is also a FNMA- or FHLMC-approved mortgage servicing institution, having a net worth of not less than $10,000,000 as the successor to the Master Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Master Servicer hereunder. Pending appointment of a successor to the Master Servicer hereunder, the Trustee shall become successor to the Master Servicer and shall act in such capacity as hereinabove provided. In connection with such appointment and assumption, the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the initial Master Servicer hereunder. The Depositor, the Trustee, the Custodian and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. The Servicing Fee for any successor Master Servicer appointed pursuant to this Section 7.02 will be lowered with respect to those Mortgage Loans, if any, where the Subservicing Fee accrues at a rate of less than 0.50% per annum in the event that the successor Master Servicer is not servicing such Mortgage Loans directly and it is necessary to raise the related Subservicing Fee to a rate of 0.50% per annum in order to hire a Subservicer with respect to such Mortgage Loans.

            Section 7.03.     Notification to Certificateholders.

     (a) Upon any such termination or appointment of a successor to the Master Servicer, the Trustee shall give prompt written notice thereof to Certificateholders at their respective addresses appearing in the Certificate Register and the Insurer.

     (b) Within 60 days after the occurrence of any Event of Default, the Trustee shall transmit by mail to all Holders of Certificates and the Insurer notice of each such Event of Default hereunder known to the Trustee, unless such Event of Default shall have been cured or waived as provided in Section 7.04 hereof.

            Section 7.04.     Waiver of Events of Default.

            The Insurer or the Holders representing at least 66% of the Voting Rights of Certificates affected by a default or Event of Default hereunder may waive any default or Event of Default, with the written consent of the Insurer, which consent shall not be unreasonably withheld; provided, however, that (a) a default or Event of Default under clause (i) of Section 7.01 may be waived, with the written consent of the Insurer, only by all of the Holders of Certificates affected by such default or Event of Default (which Voting Rights of the Class A Certificateholders may be exercised by the Insurer without the consent of such Holders and may only be exercised by such Holders with the prior written consent of the Insurer so long as there does not exist a failure by the Insurer to make a required payment under the related Policy) and (b) no waiver pursuant to this
Section 7.04 shall affect the Holders of Certificates in the manner set forth in
Section 11.01(b)(i), (ii) or (iii). Upon any such waiver of a default or Event of Default by the Insurer or the Holders representing the requisite percentage of Voting Rights of Certificates affected by such default or Event of Default with the consent of the Insurer, which consent shall not be unreasonably withheld, such default or Event of Default shall cease to exist and shall be deemed to have been remedied for every purpose hereunder. No such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon except to the extent expressly so waived.

            Section 7.05.     Trigger Events; Removal of Master Servicer.

     (a) Upon determination by the Insurer that a Trigger Event has occurred, the Insurer shall give notice of such Trigger Event to the Master Servicer, the Depositor, the Trustee and to each Rating Agency.

     (b) At any time after such determination and while a Trigger Event is continuing, the Insurer may direct the Trustee to remove the Master Servicer if the Insurer makes a determination that the manner of master servicing was a factor contributing to the size of the delinquencies or losses incurred in the Trust Fund.

     (c) Upon receipt of directions to remove the Master Servicer pursuant to the preceding clause (b), the Trustee shall notify the Master Servicer that it has been terminated and the Master Servicer shall be terminated in the same manner as specified in Sections 7.01 and 7.02.

            (d) After notice of occurrence of a Trigger Event has been given and while a Trigger Event is continuing, until and unless the Master Servicer has been removed as provided in clause (b), the Master Servicer covenants and agrees to act as the Master Servicer for a term from the occurrence of the Trigger Event to the end of the calendar quarter in which such Trigger Event occurs, which term may at the Insurer's discretion be extended by notice to the Trustee for successive terms of three (3) calendar months each, until the termination of the Trust Fund. The Master Servicer will, upon the receipt of each such notice of extension (a "Master Servicer Extension Notice") become bound for the duration of the term covered by such Master Servicer Extension Notice to continue as Master Servicer subject to and in accordance with this Agreement. If, as of the fifteenth (15th) day prior to the last day of any term as the Master Servicer, the Trustee shall not have received any Master Servicer Extension Notice from the Insurer, the Trustee shall, within five (5) days thereafter, give written notice of such nonreceipt to the Insurer and the Master Servicer. If any such term expires without a Master Servicer Extension Notice then the Trustee shall act as Master Servicer as provided in Section 7.02.

     (e) No provision of this Section 7.05 shall have the effect of limiting the rights of the Depositor, the Trustee, the Certificateholders or the Insurer under Section 7.01.

                                 ARTICLE VIII

                            CONCERNING THE TRUSTEE

            Section 8.01.     Duties of Trustee.

     (a) The Trustee, prior to the occurrence of an Event of Default and after the curing of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. In case an Event of Default has occurred (which has not been cured or waived), the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs.

            (b) The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform to the requirements of this Agreement. The Trustee shall notify the Insurer and the Certificateholders of any such documents which do not materially conform to the requirements of this Agreement in the event that the Trustee, after so requesting, does not receive satisfactorily corrected documents.

            The Trustee shall forward or cause to be forwarded in a timely fashion the notices, reports and statements required to be forwarded by the Trustee pursuant to Sections 4.03, 4.06, 7.03, and 10.01. The Trustee shall furnish in a timely fashion to the Master Servicer such information as the Master Servicer may reasonably request from time to time for the Master Servicer to fulfill its duties as set forth in this Agreement and the Trustee shall furnish in a timely fashion to the Insurer such information as the Insurer may reasonably request from time to time for the Insurer to protect its interests and to fulfill its duties as set forth in the related Policy. The Trustee covenants and agrees that it shall perform its obligations hereunder in a manner so as to maintain the status of each REMIC as a REMIC under the REMIC Provisions and (subject to Section 10.01(f)) to prevent the imposition of any federal, state or local income, prohibited transaction, contribution or other tax on any REMIC to the extent that maintaining such status and avoiding such taxes are reasonably within the control of the Trustee and are reasonably within the scope of its duties under this Agreement.

     (c) No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that: -------- -------

                  (i) Prior to the occurrence of an Event of Default, and after the curing or waiver of all such Events of Default which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee by the Depositor or the Master Servicer and which on their face, do not contradict the requirements of this Agreement;

     (ii) The Trustee shall not be personally liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

     (iii) The Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of the Insurer or the Certificateholders holding Certificates which evidence, Percentage Interests aggregating not less than 25% of the affected classes as to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement;

                  (iv) The Trustee shall not be charged with knowledge of any default (other than a default in payment to the Trustee) specified in clauses (i) and (ii) of Section 7.01 or an Event of Default under clauses
      (iii), (iv) and (v) of Section 7.01 unless a Responsible Officer of the Trustee assigned to and working in the Corporate Trust Office obtains actual knowledge of such failure or event or the Trustee receives written notice of such failure or event at its Corporate Trust Office from the Master Servicer, the Insurer, the Depositor or any Certificateholder; and

                  (v) Except to the extent provided in Section 7.02, no provision in this Agreement shall require the Trustee to expend or risk its own funds (including, without limitation, the making of any Advance) or otherwise incur any personal financial liability in the performance of any of its duties as Trustee hereunder, or in the exercise of any of its rights or powers, if the Trustee shall have reasonable grounds for believing that repayment of funds or adequate indemnity against such risk or liability is not reasonably assured to it.

            (d) The Trustee shall timely pay, from its own funds,  the amount of any and all federal, state and local taxes imposed on the Trust Fund or its assets or transactions including, without limitation, (A) "prohibited transaction" penalty taxes as defined in Section 860F of the Code, if, when and as the same shall be due and payable, (B) any tax on contributions to a REMIC after the Closing Date imposed by Section 860G(d) of the Code and (C) any tax on "net income from foreclosure property" as defined in Section 860G(c) of the Code, but only if such taxes arise out of a breach by the Trustee of its obligations hereunder, which breach constitutes negligence or willful misconduct of the Trustee.

     (e) No provision in this Agreement shall require the Trustee to expend or risk its own funds or otherwise incur any personal financial liability in connection with the enforcement of the Policies, or in the exercise of any of its rights or powers thereunder, if the Trustee shall have reasonable grounds for believing that repayment of funds or adequate indemnity against such risk or liability is not reasonably assured to it.

            Section 8.02.     Certain Matters Affecting the Trustee.

            (a)   Except as otherwise provided in Section 8.01:

     (i) The Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, Officers' Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

     (ii) The Trustee may consult with counsel and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

                  (iii) The Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders or the Insurer, pursuant to the provisions of this Agreement, unless such
      Certificateholders or the Insurer shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby and the Insurer has given its consent; nothing contained herein shall, however, relieve the Trustee of the obligation, upon the occurrence of an Event of Default (which has not been cured), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs;

     (iv) The Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

                  (v) Prior to the occurrence of an Event of Default hereunder and after the curing of all Events of Default which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by the Insurer or the Holders of Certificates of any Class evidencing, as to such Class, Percentage Interests, aggregating not less than 50% with the written consent of the Insurer; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require  reasonable  indemnity  against  such  expense or  liability  as a condition to so proceeding. The reasonable expense of every such examination shall be paid by the Master Servicer, if an Event of Default shall have occurred and is continuing, and otherwise by the Certificateholder or the Insurer requesting the investigation;

     (vi) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys provided that the Trustee shall remain liable for any acts of such agents or attorneys; and

     (vii) To the extent authorized under the Code and the regulations promulgated thereunder, each Holder of a Class R Certificate hereby irrevocably appoints and authorizes the Trustee to be its attorney-in-fact for purposes of signing any Tax Returns required to be filed on behalf of the Trust Fund. The Trustee shall sign on behalf of the Trust Fund and deliver to the Master Servicer in a timely manner any Tax Returns prepared by or on behalf of the Master Servicer that the Trustee is required to sign as determined by the Master Servicer pursuant to applicable federal, state or local tax laws, provided that the Master Servicer shall indemnify the Trustee for signing any such Tax Returns that contain errors or omissions.

            (b) Following the issuance of the Certificates, the Trustee shall not accept any contribution of assets to the Trust Fund unless it (subject to Section 10.01(f)) shall have obtained or been furnished with an Opinion of Counsel to the effect that such contribution will not (i) cause any REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding or
(ii) cause the Trust Fund to be subject to any federal tax as a result of such contribution (including the imposition of any federal tax on "prohibited transactions" imposed under Section 860F(a) of the Code).

     Section 8.03. Trustee Not Liable for Certificates or Mortgage Loans.

            The recitals contained herein and in the Certificates (other than the execution of the Certificates and relating to the acceptance and receipt of the Mortgage Loans) shall be taken as the statements of the Depositor or the Master Servicer as the case may be, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Agreement or of the Certificates (except that the Certificates shall be duly and validly executed and authenticated by it as Certificate Registrar) or of any Mortgage Loan or related document. Except as otherwise provided herein, the Trustee shall not be accountable for the use or application by the Depositor or the Master Servicer of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Depositor or the Master Servicer in respect of the Mortgage Loans or deposited in or withdrawn from the Custodial Account or the Certificate Account by the Depositor or the Master Servicer.

            Section 8.04.     Trustee May Own Certificates.

            The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee.

     Section 8.05. Master Servicer to Pay Trustee's Fees and Expenses; Indemnification.

            (a) The Master Servicer covenants and agrees to pay to the Trustee and any co-trustee from time to time, and the Trustee and any co-trustee shall be entitled to, reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) for all services rendered by each of them in the execution of the trusts hereby created and in the exercise and performance of any of the powers and duties hereunder of the Trustee and any co-trustee, and the Master Servicer will pay or reimburse the Trustee and any co-trustee upon request for all reasonable expenses, disbursements and advances incurred or made by the Trustee or any co-trustee in accordance with any of the provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ, and the expenses incurred by the Trustee or any co-trustee in connection with the appointment of an office or agency pursuant to Section 8.12) except any such expense, disbursement or advance as may arise from its negligence or bad faith.

            (b) The Master  Servicer agrees to indemnify the Trustee for, and to hold the Trustee harmless against, any loss, liability or expense incurred without negligence or willful misconduct on its part, arising out of, or in connection with, the acceptance and administration of the Trust Fund, including the costs and expenses (including reasonable legal fees and expenses) of defending itself against any claim in connection with the exercise or performance of any of its powers or duties under this Agreement, provided that:

     (i) with respect to any such claim, the Trustee shall have given the Master Servicer written notice thereof promptly after the Trustee shall have actual knowledge thereof;

                  (ii) while maintaining control over its own defense, the Trustee shall cooperate and consult fully with the Master Servicer in preparing such defense; and

     (iii) notwithstanding anything in this Agreement to the contrary, the Master Servicer shall not be liable for settlement of any claim by the Trustee entered into without the prior consent of the Master Servicer which consent shall not be unreasonably withheld.

     No termination of this Agreement shall affect the obligations created by this Section 8.05(b) of the Master Servicer to indemnify the Trustee under the conditions and to the extent set forth herein.

            Notwithstanding the foregoing, the indemnification provided by the Master Servicer in this Section 8.05(b) shall not pertain to any loss, liability or expense of the Trustee, including the costs and expenses of defending itself against any claim, incurred in connection with any actions taken by the Trustee at the direction of Certificateholders pursuant to the terms of this Agreement.

            Section 8.06.     Eligibility Requirements for Trustee.

            The Trustee hereunder shall at all times be a national banking association or a New York banking corporation having its principal office in a state and city acceptable to the Depositor and the Insurer and organized and doing business under the laws of such state or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authority. If such corporation or national banking association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in Section 8.07.

            Section 8.07.     Resignation and Removal of the Trustee.

     (a) The Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Depositor and the Insurer. Upon receiving such notice of resignation, the Depositor shall promptly appoint a successor trustee acceptable to the Insurer by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee. If no successor trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, then the Insurer may appoint a successor trustee and if the Insurer fails to do so within 30 days, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

            (b) If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 8.06 and shall fail to resign after written request therefor by the Insurer or the Depositor with the consent of the Insurer, which consent shall not be unreasonably withheld, or if at any time the Trustee shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Insurer or the Depositor with the consent of the Insurer, which consent shall not be unreasonably withheld, may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee. In addition, in the event that the Insurer or the Depositor determines that the Trustee has failed (i) to make a claim available under the related Policy or failed to distribute or cause to be distributed to Certificateholders any amount required to be distributed hereunder (including any Insured Amount), if such amount is held by the Trustee or its Paying Agent (other than the Master Servicer or the Depositor) for distribution or (ii) to otherwise observe or perform in any material respect any of its covenants, agreements or obligations hereunder, and such failure shall continue unremedied for a period of 5 days (in respect of clause (i) above) or 30 days (in respect of clause (ii) above) after the date on which written notice of such failure, requiring that the same be remedied, shall have been given to the Trustee by the Depositor or the Insurer, then the Insurer or the Depositor with the consent of the Insurer, which consent shall not be unreasonably withheld, may remove the Trustee and appoint a successor trustee by written instrument delivered as provided in the preceding sentence. In connection with the appointment of a successor trustee pursuant to the preceding sentence, the Depositor shall, on or before the date on which any such appointment becomes effective, obtain from each Rating Agency written confirmation that the appointment of any such successor trustee will not result in the reduction of the ratings on any class of the Certificates below the lesser of the then current or original ratings on such Certificates, without taking into account the related Policy.

     (c) During the continuance of an Insurer Default, the Holders of Certificates entitled to at least 51% of the Voting Rights may at any time remove the Trustee and appoint a successor trustee by written instrument or instruments, in triplicate, signed by such Holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered to the Depositor, one complete set to the Trustee so removed and one complete set to the successor so appointed.

     (d) Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section shall become effective upon acceptance of appointment by the successor trustee as provided in
Section 8.08.

            Section 8.08.     Successor Trustee.

            (a) Any successor trustee appointed as provided in Section 8.07 shall execute, acknowledge and deliver to the Depositor and the Insurer and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as trustee herein. The predecessor trustee shall deliver to the successor trustee all Mortgage Files and related documents and statements held by it hereunder (other than any Mortgage Files at the time held by a Custodian, which shall become the agent of any successor trustee hereunder), and the Depositor, the Master Servicer and the predecessor trustee shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties and obligations.

     (b) No successor trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 8.06.

     (c) Upon acceptance of appointment by a successor trustee as provided in this Section, the Depositor shall mail notice of the succession of such trustee hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register. If the Depositor fails to mail such notice within 10 days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Depositor.

            Section 8.09.     Merger or Consolidation of Trustee

            Any corporation or national banking association into which the Trustee may be merged or converted or with which it may be consolidated or any corporation or national banking association resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation or national banking association succeeding to the business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation or national banking association shall be eligible under the provisions of Section 8.06, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding. The Trustee shall mail notice of any such merger or consolidation to the Certificateholders at their address as shown in the Certificate Register.

            Section 8.10.     Appointment of Co-Trustee or Separate Trustee

            (a) Notwithstanding any other provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or property securing the same may at the time be located, the Master Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust Fund, and to vest in such Person or Persons, in such capacity, such title to the Trust Fund, or any part thereof, and, subject to the other provisions of this Section 8.10, such powers, duties, obligations, rights and trusts as the Master Servicer and the Trustee may consider necessary or desirable. If the Master Servicer shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, or in case an Event of Default shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 8.06 hereunder and no notice to Holders of Certificates of the appointment of co-trustee(s) or separate trustee(s) shall be required under Section 8.08 hereof.

            (b) In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 8.10 all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee, and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Master Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee.

            (c) Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VIII. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

            (d) Any separate trustee or co-trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

            Section 8.11.     Appointment of Custodians.

            The Trustee may, with the consent of the Master Servicer, the Insurer and the Depositor, appoint one or more Custodians who are not Affiliates of the Depositor, the Master Servicer or any Seller to hold all or a portion of the Mortgage Files as agent for the Trustee, by entering into a Custodial Agreement. Subject to Article VIII, the Trustee agrees to comply with the terms of each Custodial Agreement and to enforce the terms and provisions thereof against the Custodian for the benefit of the Certificateholders. Each Custodian shall be a depository institution subject to supervision by federal or state authority, shall have a combined capital and surplus of at least $15,000,000 and shall be qualified to do business in the jurisdiction in which it holds any
Mortgage  File.  Each  Custodial  Agreement  may be amended  only as provided in
Section 11.01. The Trustee shall notify the Certificateholders of the appointment of any Custodian (other than the Custodian appointed as of the Closing Date) pursuant to this Section 8.11.

            Section 8.12.     Appointment of Office or Agency.

     The Trustee will maintain an office or agency in the City of New York where Certificates may be surrendered for registration of transfer or exchange. The Trustee initially designates its offices located at 14 Wall Street, 8th Floor, New York, New York 10005 for the purpose of keeping the Certificate Register. The Trustee will maintain an office at the address stated in Section 11.05(c) hereof where notices and demands to or upon the Trustee in respect of this Agreement may be served.

                                  ARTICLE IX

                                 TERMINATION

     Section 9.01. Termination Upon Purchase by the Master Servicer or the Depositor or Liquidation of All Mortgage Loans.

            (a) Subject to Section 9.03, the respective obligations and responsibilities of the Depositor, the Master Servicer and the Trustee created hereby in respect of the Certificates (other than the obligation of the Trustee to make certain payments after the Final Distribution Date to Certificateholders and the obligation of the Depositor to send certain notices as hereinafter set forth) shall terminate upon the last action required to be taken by the Trustee on the Final Distribution Date pursuant to this Article IX following the earlier of:

     (i) the later of the final payment or other liquidation (or any Advance with respect thereto) of the last Mortgage Loan remaining in REMIC I or REMIC II (as the case may be) or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan in the applicable REMIC, or

                  (ii) the purchase by the Master Servicer or the Depositor of all Mortgage Loans and all property acquired in respect of any Mortgage Loan remaining in the applicable REMIC (other than the Policies) at a price equal to 100% of the unpaid principal balance of each Mortgage Loan (or, if less than such unpaid principal balance, the fair market value of the related underlying property of such Mortgage Loan with respect to Mortgage Loans as to which title has been acquired if such fair market value is less than such unpaid principal balance) (net of any unreimbursed Advances attributable to principal) on the day of repurchase, plus accrued interest thereon at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of any Modified Mortgage Loan) plus the Policy Premium Rate to, but not including, the first day of the month in which such repurchase price is distributed, plus the sum of (A) any Group I Prepayment Interest Shortfalls, Group II Prepayment Interest Shortfalls and any Class A-II
      Basis Risk Shortfalls, as applicable, remaining unpaid from prior Distribution Dates, together with interest thereon at the related Pass-Through Rate for such Class of Class A Certificates to which such Group I Prepayment Interest Shortfalls, Group II Prepayment Interest Shortfalls or Class A-II Basis Risk Shortfalls, as applicable, were allocated (as adjusted from time to time, with respect to the Class A-II Certificates) until the payment of such Group I Prepayment Interest Shortfalls, Group II Prepayment Interest Shortfalls or Class A-II Basis Risk Shortfalls and (B) any amounts due to the Insurer under the Insurance Agreement; provided, however, that in no event shall the trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof and provided further that the purchase price set forth above shall be increased as is necessary, as determined by the Master Servicer, to avoid disqualification of any of the REMICs as a REMIC.

            The right of the Master Servicer or the Depositor to purchase all the assets remaining in either REMIC I or REMIC II relating to the Group I Loans or Group II Loans, as applicable, pursuant to clause (ii) above is conditioned upon the occurrence of the Loan Group I Optional Termination Date or Loan Group II Optional Termination Date, as applicable. If such right is exercised by the Master Servicer, the Master Servicer shall be deemed to have been reimbursed for the full amount of any unreimbursed Advances theretofore made by it with respect to the Mortgage Loans. In addition, the Master Servicer or the Depositor, as applicable, shall provide to the Trustee the certification required by Section
3.15 and the Trustee and any Custodian shall, promptly following payment of the purchase price, release to the Master Servicer or the Depositor, as applicable, the Mortgage Files pertaining to the Mortgage Loans being purchased. No purchase pursuant to clause (ii) of this Section 9.01(a) is permitted if it would result in a draw on the related Policy unless the Insurer consents in writing.

            (b) The Master Servicer or, in the case of a final distribution as a result of the exercise by the Depositor of its right to purchase the assets of the Trust Fund, the Depositor, shall give the Trustee and the Insurer not less than 60 days' prior notice of the Distribution Date on which the Master Servicer or the Depositor, as applicable, anticipates that the final distribution will be made to Certificateholders (whether as a result of the exercise by the Master Servicer or the Depositor of its right to purchase the assets of the Trust Fund or otherwise). Notice of any termination, specifying the anticipated Final Distribution Date (which shall be a date that would otherwise be a Distribution
Date) upon which the Certificateholders may surrender their Certificates to the Trustee for payment of the final distribution and cancellation, shall be given promptly by the Master Servicer or the Depositor, as applicable (if it is exercising its right to purchase the assets of the Trust Fund), or by the Trustee (in any other case) by letter to Certificateholders mailed not earlier than the 15th day and not later than the 25th day of the month next preceding the month of such final distribution specifying:

     (i) the anticipated Final Distribution Date upon which final payment of the Certificates is anticipated to be made upon presentation and surrender of Certificates at the office or agency of the Trustee therein designated,

     (ii) the amount of any such final payment, if known, and

     (iii) that the Record Date otherwise applicable to such Distribution Date is not applicable, and that payment will be made only upon presentation and surrender of the Certificates at the office or agency of the Trustee therein specified.

If the Master Servicer or the Depositor, as applicable, is obligated to give notice to Certificateholders as aforesaid, it shall give such notice to the Certificate Registrar at the time such notice is given to Certificateholders. In the event such notice is given by the Master Servicer or the Depositor, the
Master Servicer or the Depositor, as applicable, shall deposit in the Certificate Account before the Final Distribution Date in immediately available funds an amount equal to the purchase price for the assets of the Trust Fund computed as above provided.

            (c) Upon presentation and surrender of the Certificates by the Certificateholders, the Trustee shall distribute to the Certificateholders and to the Insurer (i) the amount otherwise distributable on such Distribution Date, if not in connection with the Master Servicer's or the Depositor's election to repurchase, or (ii) if the Master Servicer or the Depositor elected to so repurchase, an amount determined as follows: (A) with respect to each related Class of Class A Certificates the outstanding Certificate Principal Balance thereof, plus Accrued Certificate Interest thereon for the related Interest Accrual Period and any previously unpaid Accrued Certificate Interest, including any Group I Prepayment Interest Shortfalls, Group II Prepayment Interest Shortfalls or Class A-II Basis Risk Shortfalls, as applicable, remaining unpaid on the preceding Distribution Date, together with interest thereon at the related Pass-Through Rate for such Certificates to which such Group I Prepayment Interest Shortfalls, Group II Prepayment Interest Shortfalls or Class A-II Basis Risk Shortfalls, as applicable, were allocated (as adjusted from time to time, with respect to the Class A-II Certificates) until the payment of such Group I Prepayment Interest Shortfalls, Group II Prepayment Interest Shortfalls or Class A-II Basis Risk Shortfalls, subject to the priority set forth in Section 4.02(d), and (B) with respect to the Class SB Certificates, any excess of the amounts available for distribution (including the repurchase price specified in clause (ii) of subsection (a) of this Section) over the total amount distributed under the immediately preceding clause (A) in accordance with the priorities of
Section 4.02 (c) and (d) and (C) with respect to the Insurer, any amounts owed to it pursuant to the Insurance Agreement.

            (d) In the event that any Certificateholders shall not surrender their Certificates for final payment and cancellation on or before the Final Distribution Date, the Trustee shall on such date cause all funds in the Certificate Account not distributed in final distribution to Certificateholders to be withdrawn therefrom and credited to the remaining Certificateholders by depositing such funds in a separate escrow account for the benefit of such Certificateholders, and the Master Servicer or the Depositor, as applicable (if it exercised its right to purchase the assets of the Trust Fund), or the Trustee (in any other case) shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within six months after the second notice any Certificate shall not have been surrendered for cancellation, the Trustee shall take appropriate steps as directed by the Master Servicer or the Depositor, as applicable, to contact the remaining Certificateholders concerning surrender of their Certificates. The costs and expenses of maintaining the escrow account and of contacting Certificateholders shall be paid out of the assets which remain in the escrow account. If within nine months after the second notice any Certificates shall not have been surrendered for cancellation, the Trustee shall pay to the Master Servicer or the Depositor, as applicable, all amounts distributable to the holders thereof and the Master Servicer or the Depositor, as applicable, shall thereafter hold such amounts until distributed to such holders. No interest shall accrue or be payable to any Certificateholder on any amount held in the escrow account or by the Master Servicer or the Depositor, as applicable, as a result of such Certificateholder's failure to surrender its Certificate(s) for final payment thereof in accordance with this Section 9.01 and the Certificateholders shall look only to the Master Servicer for such payment.

            Section 9.02.     Termination of REMIC III.

            REMIC III shall be terminated on the earlier of the Final Distribution Date and the date on which it is deemed to receive the last deemed distributions on the Uncertificated Interests and the last distribution due on the Class A-I, Class A-II, Class SB and Class R-III Certificates is made.

            Section 9.03.     Additional Termination Requirements.

            (a) REMIC I, REMIC II and REMIC III, as the case may be, shall be terminated in accordance with the following additional requirements, unless (subject to Section 10.01(f)) the Trustee and the Master Servicer have received an Opinion of Counsel (which Opinion of Counsel shall not be an expense of the Trustee or the Insurer) to the effect that the failure of any of the REMICs to comply with the requirements of this Section 9.03 will not (i) result in the imposition on any REMIC of taxes on " prohibited transactions," as described in
Section 860F of the Code, or (ii) either REMIC I, REMIC II or REMIC III to fail to qualify as a REMIC at any time that any Certificate is outstanding:

     (i) The Master Servicer shall establish a 90-day liquidation period for REMIC I, REMIC II and REMIC III, as the case may be, and specify the first day of such period in a statement attached to the Trust Fund's final Tax Return pursuant to Treasury regulations Section 1.860F-1. The Master Servicer also shall satisfy all of the requirements of a qualified liquidation for REMIC I, REMIC II and REMIC III, as the case may be, under Section 860F of the Code and the regulations thereunder;

     (ii) The Master Servicer shall notify the Trustee at the commencement of such 90-day liquidation period and, at or prior to the time of making of the final payment on the Certificates, the Trustee shall sell or otherwise dispose of all of the remaining assets of the relevant REMIC in accordance with the terms hereof; and

                  (iii) If the Master Servicer is exercising its right to purchase the assets of the relevant REMIC, the Master Servicer shall, during the 90-day liquidation period and at or prior to the Final Distribution Date, purchase all of the assets of such REMIC for cash; provided, however, that in the event that a calendar quarter ends after the commencement of the 90-day liquidation period but prior to the Final Distribution Date, the Master Servicer shall not purchase any of the assets of the Trust Fund prior to the close of that calendar quarter.

     (b) Each Holder of a Certificate and the Trustee hereby irrevocably approves and appoints the Master Servicer as its attorney-in-fact to adopt a plan of complete liquidation for REMIC I, REMIC II and REMIC III at the expense of the Trust Fund in accordance with the terms and conditions of this Agreement.

                                  ARTICLE X

                               REMIC PROVISIONS

            Section 10.01.    REMIC Administration.

            (a) The REMIC Administrator shall make an election to treat each of REMIC I, REMIC II and REMIC III as a REMIC under the Code and, if necessary, under applicable state law. Such election will be made on Form 1066 or other appropriate federal tax or information return (including Form 8811) or any appropriate state return for the taxable year ending on the last day of the calendar year in which the Certificates are issued. For the purposes of the REMIC election in respect of the REMIC I, the REMIC I Regular Interests shall be designated as the "regular interests" and the Class R-I Certificates shall be designated as the sole class of "residual interests" in the REMIC I. The REMIC II Regular Interests shall be designated as the "regular interests" and the Class R-II Certificates shall be designated as the sole class of "residual interests" in REMIC II. The Class A-I, Class A-II and Class SB-I and Class SB-II Certificates shall be designated as the "regular interests" in REMIC III and the Class R-III Certificates shall be designated the sole class of "residual interests" in REMIC III. The REMIC Administrator and the Trustee shall not permit the creation of any "interests" (within the meaning of Section 860G of the Code) in the REMIC other than the Certificates.

     (b) The Closing Date is hereby designated as the "startup day" of each of REMIC I, REMIC II and REMIC III within the meaning of Section 860G(a)(9) of the Code.

            (c) The REMIC Administrator shall hold a Class R Certificate in each REMIC representing a 0.01% Percentage Interest of the Class R Certificates in each REMIC and shall be designated as the "tax matters person" with respect to each of REMIC I, REMIC II and REMIC III in the manner provided under Treasury regulations section 1.860F-4(d) and temporary Treasury regulations section 301.6231(a)(7)-1T. The REMIC Administrator, as tax matters person, shall (i) act on behalf of each of REMIC I, REMIC II and REMIC III in relation to any tax matter or controversy involving the Trust Fund and (ii) represent the Trust Fund in any administrative or judicial proceeding relating to an examination or audit by any governmental taxing authority with respect thereto. The legal expenses, including without limitation attorneys' or accountants' fees, and costs of any such proceeding and any liability resulting therefrom shall be expenses of the Trust Fund and the REMIC Administrator shall be entitled to reimbursement therefor out of amounts attributable to the Mortgage Loans on deposit in the Custodial Account as provided by Section 3.10 unless such legal expenses and costs are incurred by reason of the REMIC Administrator's willful misfeasance, bad faith or gross negligence. If the REMIC Administrator is no longer the Master Servicer hereunder, at its option the REMIC Administrator may continue its duties as REMIC Administrator and shall be paid reasonable compensation not to exceed $3,000 per year by any successor Master Servicer hereunder for so acting as the REMIC Administrator.

     (d) The REMIC Administrator shall prepare or cause to be prepared all of the Tax Returns that it determines are required with respect to each REMIC created hereunder and deliver such Tax Returns in a timely manner to the Trustee and the Trustee shall sign and file such Tax Returns in a timely manner. The expenses of preparing such returns shall be borne by the REMIC Administrator without any right of reimbursement therefor. The REMIC Administrator agrees to indemnify and hold harmless the Trustee with respect to any tax or liability arising from the Trustee's signing of Tax Returns that contain errors or omissions. The Trustee and Master Servicer shall promptly provide the REMIC Administrator with such information as the REMIC Administrator may from time to time request for the purpose of enabling the REMIC Administrator to prepare Tax Returns.

            (e) The REMIC Administrator shall provide (i) to any Transferor of a Class R Certificate such information as is necessary for the application of any tax relating to the transfer of a Class R Certificate to any Person who is not a Permitted Transferee, (ii) to the Trustee and the Trustee shall forward to the Certificateholders such information or reports as are required by the Code or the REMIC Provisions including reports relating to interest, original issue discount and market discount or premium (using the Prepayment Assumption) and
(iii) to the Internal Revenue Service the name, title, address and telephone number of the person who will serve as the representative of each REMIC.

     (f) The Master Servicer and the REMIC Administrator shall take such actions and shall cause each REMIC created hereunder to take such actions as are reasonably within the Master Servicer's or the REMIC Administrator's control and the scope of its duties more specifically set forth herein as shall be necessary or desirable to maintain the status thereof as a REMIC under the REMIC Provisions (and the Trustee shall assist the Master Servicer and the REMIC Administrator, to the extent reasonably requested by the Master Servicer and the REMIC Administrator to do so). In performing their duties as more specifically set forth herein, the Master Servicer and the REMIC Administrator shall not knowingly or intentionally take any action, cause the Trust Fund to take any action or fail to take (or fail to cause to be taken) any action reasonably within their respective control and the scope of duties more specifically set forth herein, that, under the REMIC Provisions, if taken or not taken, as the case may be, could (i) endanger the status of any REMIC as a REMIC or (ii) result in the imposition of a tax upon any REMIC (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC set forth in Section 860G(d) of the
Code) (either such event, in the absence of an Opinion of Counsel or the indemnification referred to in this sentence, an "Adverse REMIC Event") unless the Master Servicer or the REMIC Administrator, as applicable, has received an Opinion of Counsel (at the expense of the party seeking to take such action or, if such party fails to pay such expense, and the Master Servicer or the REMIC Administrator, as applicable, determines that taking such action is in the best interest of the Trust Fund and the Certificateholders and is not adverse to the interests of the Insurer, at the expense of the Trust Fund, but in no event at the expense of the Master Servicer, the REMIC Administrator or the Trustee) to the effect that the contemplated action will not, with respect to each REMIC created hereunder, endanger such status or, unless the Master Servicer or the REMIC Administrator or both, as applicable, determine in its or their sole discretion to indemnify the Trust Fund against the imposition of such a tax, result in the imposition of such a tax. Wherever in this Agreement a contemplated action may not be taken because the timing of such action might result in the imposition of a tax on the Trust Fund, or may only be taken pursuant to an Opinion of Counsel that such action would not impose a tax on the Trust Fund, such action may nonetheless be taken provided that the indemnity given in the preceding sentence with respect to any taxes that might be imposed on the Trust Fund has been given and that all other preconditions to the taking of such action have been satisfied. The Trustee shall not take or fail to take any action (whether or not authorized hereunder) as to which the Master Servicer or the REMIC Administrator, as applicable, has advised it in writing that it has received an Opinion of Counsel to the effect that an Adverse REMIC Event could occur with respect to such action. In addition, prior to taking any action with respect to any REMIC or its assets, or causing any REMIC to take any action, which is not expressly permitted under the terms of this Agreement, the Trustee will consult with the Master Servicer or the REMIC Administrator, as applicable, or its designee, in writing, with respect to whether such action could cause an Adverse REMIC Event to occur with respect to any REMIC and the Trustee shall not take any such action or cause any REMIC to take any such action as to which the Master Servicer or the REMIC Administrator, as applicable, has advised it in writing that an Adverse REMIC Event could occur. The Master Servicer or the REMIC Administrator, as applicable, may consult with counsel to make such written advice, and the cost of same shall be borne by the party seeking to take the ction not expressly permitted by this Agreement, but in no event at the expense of the Master Servicer or the REMIC Administrator. At all times as may be required by the Code, the Master Servicer or the REMIC Administrator, as applicable, will to the extent within its control and the scope of its duties more specifically set forth herein, maintain substantially all of the assets of each REMIC as "qualified mortgages" as defined in Section 860G(a)(3) of the Code and "permitted investments" as defined in Section 860G(a)(5) of the Code.

            (g) In the event that any tax is imposed on "prohibited transactions" of any REMIC created hereunder as defined in Section 860F(a)(2) of the Code, on "net income from foreclosure property" of any REMIC as defined in
Section 860G(c) of the Code, on any contributions to any REMIC after the startup day therefor pursuant to Section 860G(d) of the Code, or any other tax imposed by the Code or any applicable provisions of state or local tax laws, such tax shall be charged (i) to the Master Servicer, if such tax arises out of or results from a breach by the Master Servicer of any of its obligations under this Agreement or the Master Servicer has in its sole discretion determined to indemnify the Trust Fund against such tax, (ii) to the Trustee, if such tax arises out of or results from a breach by the Trustee of any of its obligations under this Article X, or (iii) otherwise against amounts on deposit in the Custodial Account as provided by Section 3.10 and on the Distribution Date(s) following such reimbursement the aggregate of such taxes shall be allocated in reduction of the Accrued Certificate Interest on each Class entitled thereto in the same manner as if such taxes constituted a Prepayment Interest Shortfall.

     (h) The Trustee and the Master Servicer shall, for federal income tax purposes, maintain books and records with respect to each REMIC on a calendar year and on an accrual basis or as otherwise may be required by the REMIC Provisions.

            (i) Following the Startup Date, neither the Master Servicer nor the Trustee shall accept any contributions of assets to any REMIC unless (subject to Section 10.01(f)) the Master Servicer and the Trustee shall have received an Opinion of Counsel (at the expense of the party seeking to make such contribution) to the effect that the inclusion of such assets in any REMIC will not cause any of REMIC I, REMIC II or REMIC III to fail to qualify as a REMIC at any time that any Certificates are outstanding or subject the REMIC to any tax under the REMIC Provisions or other applicable provisions of federal, state and local law or ordinances.

     (j) Neither the Master Servicer nor the Trustee shall (subject to Section 10.01(f)) enter into any arrangement by which any of REMIC I, REMIC II or REMIC III will receive a fee or other compensation for services nor permit any of REMIC I, REMIC II or REMIC III to receive any income from assets other than "qualified mortgages" as defined in Section 860G(a)(3) of the Code or "permitted investments" as defined in Section 860G(a)(5) of the Code.

     (k) Solely for the purposes of Section 1.860G-1(a)(4)(iii) of the Treasury Regulations, the "latest possible maturity date" by which the Certificate Principal Balance of each Class of Certificates representing a regular interest in the REMIC would be reduced to zero is December 25, 2028, which is the Distribution Date immediately following the latest scheduled maturity of any Mortgage Loan.

     (l) Within 30 days after the Closing Date, the REMIC Administrator shall prepare and file with the Internal Revenue Service Form 8811, "Information Return for Real Estate Mortgage Investment Conduits (REMIC) and Issuers of Collateralized Debt Obligations" for each REMIC.

            (m) Neither the Trustee nor the Master Servicer shall sell, dispose of or substitute for any of the Mortgage Loans (except in connection with (i) the default, imminent default or foreclosure of a Mortgage Loan, including but not limited to, the acquisition or sale of a Mortgaged Property acquired by deed in lieu of foreclosure, (ii) the bankruptcy of a REMIC, (iii) the termination of any REMIC pursuant to Article IX of this Agreement or (iv) a purchase of Mortgage Loans pursuant to Article II or III of this Agreement) nor acquire any assets for any REMIC or sell or dispose of any investments in the Custodial Account or the Certificate Account for gain, nor accept any contributions to any REMIC after the Closing Date unless it has received an Opinion of Counsel that such sale, disposition, substitution or acquisition will not (a) affect adversely the status of any of REMIC I, REMIC II or REMIC III as a REMIC or (b) unless the Master Servicer has determined in its sole discretion to indemnify the Trust Fund against such tax, cause any REMIC to be subject to a tax on "prohibited transactions" or "contributions" pursuant to the REMIC Provisions.

     Section  10.02.   Master   Servicer,   REMIC   Administrator   and  Trustee
Indemnification.

            (a) The Trustee agrees to indemnify the Trust Fund, the Insurer, the Depositor, the REMIC Administrator and the Master Servicer for any taxes and costs including, without limitation, any reasonable attorneys fees imposed on or incurred by the Trust Fund, the Insurer, the Depositor or the Master Servicer, as a result of a breach of the Trustee's covenants set forth in Article VIII or this Article X. In the event that Residential Funding is no longer the Master Servicer, the Trustee shall indemnify Residential Funding for any taxes and costs including, without limitation, any reasonable attorneys fees imposed on or incurred by Residential Funding as a result of a breach of the Trustee's covenants set forth in Article VIII or this Article X.

            (b) The REMIC Administrator agrees to indemnify the Trust Fund, the Insurer, the Depositor, the Master Servicer and the Trustee for any taxes and costs (including, without limitation, any reasonable attorneys' fees) imposed on or incurred by the Trust Fund, the Insurer, the Depositor, the Master Servicer or the Trustee, as a result of a breach of the REMIC Administrator's covenants set forth in this Article X with respect to compliance with the REMIC Provisions, including without limitation, any penalties arising from the Trustee's execution of Tax Returns prepared by the REMIC Administrator that contain errors or omissions; provided, however, that such liability will not be imposed to the extent such breach is a result of an error or omission in information provided to the REMIC Administrator by the Master Servicer in which case Section 10.02(c) will apply.

            (c) The Master Servicer agrees to indemnify the Trust Fund, the Insurer, the Depositor, the REMIC Administrator and the Trustee for any taxes and costs (including, without limitation, any reasonable attorneys' fees) imposed on or incurred by the Trust Fund, the Insurer, the Depositor or the Trustee, as a result of a breach of the Master Servicer's covenants set forth in this Article X or in Article III with respect to compliance with the REMIC Provisions, including without limitation, any penalties arising from the Trustee's execution of Tax Returns prepared by the Master Servicer that contain errors or omissions.

                                  ARTICLE XI

                           MISCELLANEOUS PROVISIONS

            Section 11.01.    Amendment.

     (a) This Agreement or any Custodial Agreement may be amended from time to time by the Depositor, the Master Servicer and the Trustee, with the consent of the Insurer and without the consent of any of the Certificateholders:

                  (i)   to cure any ambiguity,

     (ii) to correct or supplement any provisions herein or therein, which may be inconsistent with any other provisions herein or therein or to correct any error,

                  (iii) to modify, eliminate or add to any of its provisions to such extent as shall be necessary or desirable to maintain the qualification of the Trust Fund as a REMIC at all times that any Certificate is outstanding or to avoid or minimize the risk of the imposition of any tax on the Trust Fund pursuant to the Code that would be a claim against the Trust Fund, provided that the Trustee has received an Opinion of Counsel to the effect that (A) such action is necessary or desirable to maintain such qualification or to avoid or minimize the risk of the imposition of any such tax and (B) such action will not adversely affect in any material respect the interests of any Certificateholder,

                  (iv) to change the timing  and/or  nature of deposits into the
      Custodial Account or the Certificate Account or to change the name in which the Custodial Account is maintained, provided that (A) the
      Certificate Account Deposit Date shall in no event be later than the related Distribution Date, (B) such change shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder and (C) such change shall not result in a reduction of the rating assigned to any Class of Certificates below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date (without taking into account the related Policy), as evidenced by a letter from each Rating Agency to such effect,

                  (v) to modify, eliminate or add to the provisions of Section 5.02(f) or any other provision hereof restricting transfer of the Class R Certificates by virtue of their being the "residual interests" in various REMICs provided that (A) such change shall not result in reduction of the rating assigned to any such Class of Certificates below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date, as evidenced by a letter from each Rating Agency to such effect, and (B) such change shall not (subject to Section 10.01(f)), as evidenced by an Opinion of Counsel (at the expense of the party seeking so to modify, eliminate or add such provisions), cause any of the REMICs or any of the Certificateholders (other than the transferor) to be subject to a federal tax caused by a transfer to a Person that is not a Permitted Transferee, or

     (vi) to make any other provisions with respect to matters or questions arising under this Agreement or such Custodial Agreement which shall not be materially inconsistent with the provisions of this Agreement, provided that such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder and is authorized or permitted under Section 11.09(d).

            (b) This Agreement or any Custodial Agreement may also be amended from time to time by the Depositor, the Master Servicer and the Trustee with the consent of the Insurer and the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or such Custodial Agreement or of modifying in any manner the rights of the Holders of Certificates of such Class; provided, however, that no such amendment shall:

     (i) reduce in any manner the amount of, or delay the timing of, payments which are required to be distributed on any Certificate without the consent of the Holder of such Certificate,

     (ii) adversely affect in any material respect the interest of the Holders of Certificates of any Class in a manner other than as described in clause (i) hereof without the consent of Holders of Certificates of such Class evidencing, as to such Class, Percentage Interests aggregating not less than 66%, or

     (iii) reduce the aforesaid percentage of Certificates of any Class the Holders of which are required to consent to any such amendment, in any such case without the consent of the Holders of all Certificates of such Class then outstanding.

            (c) Notwithstanding any contrary provision of this Agreement, the Trustee shall not consent to any amendment to this Agreement unless it shall have first received an Opinion of Counsel (subject to Section 10.01(f) at the expense of the party seeking such amendment) to the effect that such amendment or the exercise of any power granted to the Master Servicer, the Depositor or the Trustee in accordance with such amendment will not result in the imposition of a federal tax on the Trust Fund or cause any REMIC to fail to qualify as a REMIC at any time that any Certificate is outstanding.

     (d) Promptly after the execution of any such amendment the Trustee shall furnish written notification of the substance of such amendment to each Certificateholder. It shall not be necessary for the consent of Certificateholders under this Section 11.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

            (e) The Depositor shall have the option, in its sole discretion, to obtain and deliver to the Trustee any corporate guaranty, payment obligation, irrevocable letter of credit, surety bond, insurance policy or similar instrument or a reserve fund, or any combination of the foregoing, for the purpose of protecting the Holders of the Class R Certificates against any or all Realized Losses or other shortfalls. Any such instrument or fund shall be held by the Trustee for the benefit of the Class R Certificateholders, but shall not be and shall not be deemed to be under any circumstances included in the Trust Fund. To the extent that any such instrument or fund constitutes a reserve fund for federal income tax purposes, (i) any reserve fund so established shall be an outside reserve fund and not an asset of the Trust Fund, (ii) any such reserve fund shall be owned by the Depositor, and (iii) amounts transferred by the Trust Fund to any such reserve fund shall be treated as amounts distributed by the Trust Fund to the Depositor or any successor, all within the meaning of Treasury regulations Section 1.860G-2(h). In connection with the provision of any such instrument or fund, this Agreement and any provision hereof may be modified, added to, deleted or otherwise amended in any manner that is related or incidental to such instrument or fund or the establishment or administration thereof, such amendment to be made by written instrument executed or consented to by the Depositor and such related insurer but without the consent of any Certificateholder and without the consent of the Master Servicer or the Trustee being required unless any such amendment would impose any additional obligation on, or otherwise adversely affect the interests of the Class A Certificateholders, the Class R Certificateholders, the Master Servicer or the Trustee, as applicable; provided that the Depositor obtains (subject to Section 10.01(f)) an Opinion of Counsel (which need not be an opinion of Independent counsel) to the effect that any such amendment will not cause (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(1) of the Code or on "contributions after the startup date" under Section 860G(d)(1) of the Code and (b) any REMIC to fail to qualify as a REMIC at any time that any Certificate is outstanding. In the event that the Depositor elects to provide such coverage in the form of a limited guaranty provided by General Motors Acceptance Corporation, the Depositor may elect that the text of such amendment to this Agreement shall be substantially in the form attached hereto as Exhibit I (in which case Residential Funding's Subordinate Certificate Loss Obligation as described in such exhibit shall be established by Residential Funding's consent to such amendment) and that the limited guaranty shall be executed in the form attached hereto as Exhibit J, with such changes as the Depositor shall deem to be appropriate; it being understood that the Trustee has reviewed and approved the content of such forms and that the Trustee's consent or approval to the use thereof is not required.

            Section 11.02.    Recordation of Agreement; Counterparts.

            (a) To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Master Servicer and at its expense on direction by the Trustee (pursuant to the request of the Insurer or Holders of Certificates entitled to at least 25% of the Voting Rights), but only upon direction accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders.

     (b) For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

            Section 11.03.    Limitation on Rights of Certificateholders.

     (a) The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust Fund, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust Fund, nor otherwise affect the rights, obligations and liabilities of any of the parties hereto.

            (b) No Certificateholder shall have any right to vote (except as expressly provided herein) or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

            (c) No Certificateholder shall have any right by virtue of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee and the Insurer a written notice of default and of the continuance thereof, as hereinbefore provided and such default would not result in a claim under the related Policy, and unless also the Holders of Certificates of any Class evidencing in the aggregate not less than 25% of the related Percentage Interests of such Class, shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby and the Insurer shall have given its written consent, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates of any Class shall have any right in any manner whatever by virtue of any provision of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of such Certificates of such Class or any other Class, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the common benefit of Certificateholders of such Class or all Classes, as the case may be. For the protection and enforcement of the provisions of this Section 11.03, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

            Section 11.04.    Governing Law.

            This agreement and the Certificates shall be governed by and construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

            Section 11.05.    Notices.

            All demands and notices hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid (except for notices to the Trustee which shall be deemed to have been duly given only when received), to (a) in the case of the Depositor, 8400 Normandale Lake Boulevard, Suite 700, Minneapolis, Minnesota 55437, Attention: President, or such other address as may hereafter be furnished to the Master Servicer and the Trustee in writing by the Depositor, (b) in the case of the Master Servicer, 10 Universal City Plaza, Suite 2100, Universal City, California 91608, Attention: Ms. Becker or such other address as may be hereafter furnished to the Depositor and the Trustee by the Master Servicer in writing, (c) in the case of the Trustee, One First National Plaza, Suite 0126, Chicago, Illinois 60670-0126, Attention: Residential Asset Securities Corporation Series 1998-KS4 or such other address as may hereafter be furnished to the Depositor and the Master Servicer in writing by the Trustee, (d) in the case of Moody's, 99 Church Street, 4th Floor, New York, New York 10007,
Attention: Residential Mortgage Pass-Through Monitoring, or such other address as may hereafter be furnished to the Depositor, the Trustee and the Master Servicer in writing by Moody's, (e) in the case of Standard & Poor's, 26 Broadway, 15th Floor, New York, New York 10004, Attention: Mortgage Surveillance or such other address as may be hereafter furnished to the Depositor, Trustee and Master Servicer by Standard & Poor's and (f) in the case of the Insurer, Ambac Assurance Corporation, One State Street Plaza, New York, New York 10004,
Attention: Structured Finance - Mortgage-Backed Securities, or such other address as may be hereafter furnished to the Depositor, the Trustee and the Master Servicer in writing by the Insurer. Any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such holder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

            Section 11.06.    Notices to Rating Agency and the Insurer

            The Depositor, the Master Servicer or the Trustee, as applicable, shall notify each Rating Agency, the Insurer and each Subservicer at such time as it is otherwise required pursuant to this Agreement to give notice of the occurrence of, any of the events described in clause (a), (b), (c), (d), (g),
(h), (i) or (j) below or provide a copy to each Rating Agency and the Insurer at such time as otherwise required to be delivered pursuant to this Agreement of any of the statements described in clauses (e) and (f) below:

            (a)   a material change or amendment to this Agreement,

            (b)   the occurrence of an Event of Default,

            (c) the termination or appointment of a successor Master Servicer or Trustee or a change in the majority ownership of the Trustee,

     (d) the filing of any claim under the Master Servicer's blanket fidelity bond and the errors and omissions insurance policy required by Section 3.12 or the cancellation or modification of coverage under any such instrument,

            (e) the statement required to be delivered to the Holders of each Class of Certificates pursuant to Section 4.03,

            (f) the  statements  required to be  delivered  pursuant to Sections
3.18 and 3.19,

            (g) a change in the location of the Custodial Account or the Certificate Account,

     (h) the occurrence of any monthly cash flow shortfall to the Holders of any Class of Certificates resulting from the failure by the Master Servicer to make an Advance pursuant to Section 4.04 or the occurrence of a Trigger Event,

            (i)   the occurrence of the Final Distribution Date, and

            (j)   the repurchase of or substitution for any Mortgage Loan,

provided, however, that with respect to notice of the occurrence of the events described in clauses (d), (g) or (h) above, the Master Servicer shall provide prompt written notice to each Rating Agency, the Insurer and the Subservicer of any such event known to the Master Servicer.

            In addition to the above delivery requirements, the Depositor, the Master Servicer or the Trustee, as applicable, shall provide a copy to the Insurer, at such time as it is otherwise required to deliver pursuant to this Agreement, of any other written confirmation, written notice or legal opinion.

            Section 11.07.    Severability of Provisions

            If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof or the Insurer.

            Section 11.08.    Supplemental Provisions for Resecuritization.

            (a) This Agreement may be supplemented by means of the addition of a separate Article hereto (a "Supplemental Article") for the purpose of resecuritizing any of the Certificates issued hereunder, under the following circumstances. With respect to any Class or Classes of Certificates issued hereunder, or any portion of any such Class, as to which the Depositor or any of its Affiliates (or any designee thereof) is the registered Holder (the "Resecuritized Certificates"), the Depositor may deposit such Resecuritized Certificates into a new REMIC, grantor trust, FASIT or custodial arrangement (a "Restructuring Vehicle") to be held by the Trustee pursuant to a Supplemental Article. The instrument adopting such Supplemental Article shall be executed by the Depositor, the Master Servicer and the Trustee; provided, that neither the Master Servicer nor the Trustee shall withhold their consent thereto if their respective interests would not be materially adversely affected thereby. To the extent that the terms of the Supplemental Article do not in any way affect any provisions of this Agreement as to any of the Certificates initially issued hereunder, the adoption of the Supplemental Article shall not constitute an "amendment" of this Agreement.

            (b) Each Supplemental Article shall set forth all necessary provisions relating to the holding of the Resecuritized Certificates by the Trustee, the establishment of the Restructuring Vehicle, the issuing of various classes of new certificates by the Restructuring Vehicle and the distributions to be made thereon, and any other provisions necessary to the purposes thereof. In connection with each Supplemental Article, the Depositor shall deliver to the Trustee an Opinion of Counsel to the effect that (i) the Restructuring Vehicle will qualify as a REMIC, grantor trust, FASIT or other entity not subject to taxation for federal income tax purposes and (ii) the adoption of the Supplemental Article will not endanger the status of any REMIC as a REMIC or (subject to Section 10.01(f)) result in the imposition of a tax upon the Trust Fund (including but not limited to the tax on prohibited transaction as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC as set forth in Section 860(G)(d) of the Code.

            Section 11.09.    Rights of the Insurer

            (a) The Insurer is an express third-party beneficiary of this Agreement.

     (b) In each Distribution Date the Trustee shall forward to the Insurer a copy of the reports furnished to the Class A Certificateholders and the Depositor on such Distribution Date.

     (c) The Trustee shall provide to the Insurer copies of any report, notice, Opinion of Counsel, Officer's Certificate, request for consent or request for amendment to any document related hereto promptly upon the Trustee's production or receipt thereof.

     (d) Unless an Insurer Default exists, the Trustee and the Depositor shall not agree to any amendment to this Agreement without first having obtained the prior written consent of the Insurer, if such consent is not unreasonably withheld.

     (e) So long as there does not exist a failure by the Insurer to make a required payment under the Policies, the Insurer shall have the right to exercise all rights of the Holders of the Class A Certificates under this Agreement without any consent of such Holders, and such Holders may exercise such rights only with the prior written consent of the Insurer, except as provided herein.

     (f) The Insurer shall not be entitled to exercise any of its rights hereunder so long as there exists a failure by the Insurer to make a required payment under the related Policy.

            IN WITNESS WHEREOF, the Depositor, the Master Servicer and the Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized and their respective seals, duly attested, to be hereunto affixed, all as of the date and year first above written.

                                    RESIDENTIAL ASSET SECURITIES CORPORATION

[Seal]

                                    By:
                                    Name:       Timothy A. Kruse
                                    Title:      Vice President
Attest:

Name:       Randy Van Zee
Title:      Vice President
                                    RESIDENTIAL FUNDING CORPORATION

[Seal]

                                    By:
                                    Name:       Randy Van Zee
                                    Title:      Vice President
 Attest
 Name:  Timothy A. Kruse
 Title:    Director
                                THE FIRST NATIONAL BANK OF CHICAGO, as Trustee

[Seal]

                                    By:
                                    Name:       R. Tarnas
                                    Title:      Vice President
Attest:
Name:  A. Movitz
Title:  Assistant Vice President

STATE OF MINNESOTA      )
                        ) ss.:
COUNTY OF HENNEPIN      )


     On the 29th day of December, 1998 before me, a notary public in and for said State, personally appeared Timothy A. Kruse, known to me to be a Vice President of Residential Asset Securities Corporation, one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

            IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                    ----------------------------
                                          Notary Public
[Notarial Seal]

 STATE OF MINNESOTA           )
                              )      ss.:
COUNTY OF HENNEPIN            )

     On the 29th day of December, 1998 before me, a notary public in and for said State, personally appeared Randy Van Zee, known to me to be a Director of Residential Funding Corporation, one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

            IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                    ________________________________
                                          Notary Public
[Notarial Seal]

STATE OF ILLINOIS       )
                        ) ss.:
COUNTY OF COOK          )

             On the 29th day of December, 1998 before me, a notary public in and for said State, personally appeared R. Tarnas, known to me to be a Vice President of The First National Bank of Chicago, the national banking association that executed the within instrument, and also known to me to be the person who executed it on behalf of said association, and acknowledged to me that such national banking association executed the within instrument.

             IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                    -------------------------
                                          Notary Public

[Notarial Seal]

                                 EXHIBIT A-1

                         FORM OF CLASS A CERTIFICATE

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE CONSISTS OF A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE
TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED [AND RIGHTS TO RECEIVE PAYMENTS IN RESPECT OF BASIS RISK SHORTFALL (for the Class A-II Certificates)].

Class [A-I-  ][A-II-  ] Senior   Certificate No. 1
                                 [Adjustable Pass-Through Rate-
                                           % Initial Pass-Through Rate]
                                 [          % Pass-Through Rate]

Date of Pooling and Servicing    Percentage Interest: 100%
Agreement and Cut-off Date:
December 1, 1998

First Distribution Date:         Aggregate Initial Certificate Principal
January 25, 1999       Balance of the Class [A-I-  ][A-II-  ] Certificates:  $

Master Servicer:                 Initial Certificate Principal Balance
Residential Funding Corporation  of this Class [A-I-  ][A-II-  ] Certificate: $
                                                    --       --

Assumed Final Distribution Date: CUSIP: 76110W
December 25, 2029



          HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATE
                               SERIES 1998-KS4

     evidencing a percentage interest in the distributions allocable to the Class [A-I- ][A-II- ] Certificates with respect to a Trust Fund consisting primarily of a pool of conventional one- to four-family fixed and adjustable interest rate, first and junior lien mortgage loans formed and sold by RESIDENTIAL ASSET SECURITIES CORPORATION -- --

     This Certificate is payable solely from the assets of the Trust Fund and proceeds of any claim payable on the Policy (as defined in the Agreement), and does not represent an obligation of or interest in Residential Asset Securities Corporation, the Master Servicer, the Trustee referred to below or GMAC Mortgage Group, Inc. or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Asset Securities Corporation, the Master Servicer, the Trustee or GMAC Mortgage Group, Inc. or any of their affiliates. None of the Depositor, the Master Servicer, GMAC Mortgage Group, Inc. or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

      This certifies that CEDE & CO. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Initial
Certificate Principal Balance of this Certificate by the aggregate Initial Certificate Principal Balance of all Class [A-I- ][A-II- ] Certificates, both as specified above) in certain distributions with respect to the Trust Fund consisting primarily of an interest in a pool of conventional one- to four-family fixed and adjustable interest rate, first and junior lien mortgage loans (the "Mortgage Loans"), formed and sold by Residential Asset Securities Corporation (hereinafter called the "Depositor," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Depositor, the Master Servicer and The First
National Bank of Chicago, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), from the related Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount of interest and principal, if any, required to be distributed to Holders of Class [A-I- ][A-II- ] Certificates on such Distribution Date.

      Distributions on this Certificate will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Master Servicer or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

      Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. The Initial Certificate Principal Balance of this Certificate is set forth above. The Certificate Principal Balance hereof will be reduced to the extent of distributions allocable to principal and any Realized Losses allocable hereto.

      This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Home Equity Mortgage Asset-Backed Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

     The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master
Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

      As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of Certificateholders and the Insurer may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Depositor and the Master Servicer of advances made, or certain expenses incurred, by either of them.

      The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Depositor, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement from time to time by the Depositor, the Master Servicer and the Trustee with the consent of the Insurer and the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

      As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

     The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

      No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

      The Depositor, the Master Servicer, the Trustee, the Insurer, and the Certificate Registrar and any agent of the Depositor, the Master Servicer, the Trustee the Insurer, or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Master Servicer, the Trustee the Insurer, nor any such agent shall be affected by notice to the contrary.

      This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

      The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan, and (ii) the purchase by the Master Servicer or the Depositor from the Trust Fund of all remaining Group I Loans and Group II Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the related Certificates. The Agreement permits, but does not require, the Master Servicer or the Depositor (i) to purchase, at a price determined as provided in the Agreement, all remaining Group I Loans and Group II Loans and all property acquired in respect of any Mortgage Loan or (ii) to purchase in whole, but not in part, all of the Class A-I Certificates or Class A-II Certificates from the Holders thereof; provided, that any such option may only be exercised if the aggregate Stated Principal Balance of the Group I Loans or Group II Loans, as applicable, as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Group I Loans or Group II Loans, as applicable.

      Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

                                   A-1-2

      IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

                                    THE FIRST NATIONAL BANK OF CHICAGO,
                                          as Trustee


                                    By:   ___________________________
                                                Authorized Signatory
Dated: December 29, 1998

                        Certificate of Authentication

      This  is  one  of  the  Class  [  ]   Certificates   referred  to  in  the
within-mentioned Agreement.

                                    THE FIRST NATIONAL BANK OF CHICAGO,
                                          as Certificate Registrar


                                    By:    __________________________________
                                                Authorized Signatory


                                   A-1-3

                                  ASSIGNMENT

     FOR  VALUE  RECEIVED,   the  undersigned  hereby  sell(s),   assign(s)  and
transfer(s) unto

(Please print or typewrite name and address including postal zip code of assignee) the beneficial interest evidenced by the within [Mortgage Pass-Through] Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

      I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:



Dated:________________             _________________________________________
                                  Signature by or on behalf of assignor


                                    -----------------------------------------
                                    Signature Guaranteed


     DISTRIBUTION INSTRUCTIONS The assignee should include the following for purposes of distribution: Distributions shall be made, by wire transfer or
otherwise,         in        immediately        available        funds        to
---------------------------------------------------------------------------- for
the account of account number, or, if mailed by check, to: Applicable statements should be mailed to:

      This information is provided by _________________________, the assignee named above, or _____________________________________________, as its agent.

                                 EXHIBIT A-2
                         FORM OF CLASS SB CERTIFICATE

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A-I AND CLASS A-II CERTIFICATES, TO THE EXTENT DESCRIBED IN THE AGREEMENT (AS DEFINED BELOW).

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT (THE "AGREEMENT").

NO TRANSFER OF THIS CERTIFICATE MAY BE MADE TO ANY PERSON, UNLESS THE TRANSFEREE PROVIDES EITHER A CERTIFICATION PURSUANT TO SECTION 5.02(e) OF THE AGREEMENT OR AN OPINION OF COUNSEL SATISFACTORY TO THE MASTER SERVICER, THE COMPANY AND THE TRUSTEE THAT THE PURCHASE OF THIS CERTIFICATE WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE MASTER SERVICER, THE COMPANY OR THE TRUSTEE TO ANY OBLIGATION OR LIABILITY IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.

     THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS CERTIFICATE. THE ISSUE DATE OF THIS CERTIFICATE IS DECEMBER 29, 1998. ASSUMING THAT THE MORTGAGE LOANS PREPAY AT 28% OF THE CONSTANT PREPAYMENT RATE (AS DESCRIBED IN THE PROSPECTUS SUPPLEMENT) OR 25% HEP WITH RESPECT TO FIXED RATE LOANS, THIS CERTIFICATE HAS BEEN ISSUED WITH NO MORE THAN $ OF OID PER $100,000 OF INITIAL CERTIFICATE PRINCIPAL ------------- BALANCE, THE YIELD TO MATURITY IS % AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $ PER $100,000 OF INITIAL CERTIFICATE PRINCIPAL BALANCE, COMPUTED USING THE APPROXIMATE METHOD. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL PREPAY AT A RATE BASED ON THE CONSTANT PREPAYMENT RATE OR AT ANY OTHER RATE.
-------- --------------

Class [SB-I][SB-II] Subordinate   Certificate No. 1
                                  Adjustable Pass-Through Rate
                                              % Initial Pass-Through Rate
Date of Pooling and Servicing     Percentage Interest: 100%
Agreement and Cut-off Date:
December 1, 1998
First Distribution Date:        Aggregate Initial Certificate Principal Balance
January 25, 1999           of the[SB-I][SB-II] Certificates: [$88,694][$90,412]
Master Servicer:      Initial Certificate Principal Balance of this Certificate:
Residential Funding Corporation   $_________
Assumed Final Distribution Date:  CUSIP: 76110W
December 25, 2029



          HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATE
                               SERIES 1998-KS4

            evidencing a percentage interest in the distributions allocable to the Class [SB-I][SB-II] Certificates with respect to a Trust Fund consisting primarily of a pool of conventional one- to four-family fixed and adjustable interest rate, first and junior lien mortgage loans formed and sold by RESIDENTIAL ASSET SECURITIES CORPORATION

     This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Asset Securities Corporation, the Master Servicer, the Trustee referred to below or GMAC Mortgage Group, Inc. or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Asset Securities Corporation, the Master Servicer, the Trustee or GMAC Mortgage Group, Inc. or any of their affiliates. None of the Depositor, the Master Servicer, GMAC Mortgage Group, Inc. or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

      This certifies that AUER & CO. is the registered owner of the Percentage Interest evidenced by this Certificate (as specified above) in certain distributions with respect to the Trust Fund consisting primarily of an interest in a pool of conventional one- to four-family fixed and adjustable interest rate, first and junior lien mortgage loans (the "Mortgage Loans"), formed and sold by Residential Asset Securities Corporation (hereinafter called the "Depositor," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Depositor, the Master Servicer and The First National Bank of Chicago, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), from the related Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount of interest and principal, if any, required to be distributed to Holders of Class [SB-I][SB-II] Certificates on such Distribution Date.

      Distributions on this Certificate will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Master Servicer or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

      Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. The Initial Notional Amount of this Certificate is set forth above. The Notional Amount hereof will be reduced to the extent of payments of principal on the Group I Loans and any Realized Losses incurred in respect thereof.

      No transfer of this Class [SB-I][SB-II] Certificate will be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event that such a transfer is to be made, (i) the Trustee or the Depositor may require an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee and the Depositor that such transfer is exempt (describing the applicable exemption and the basis therefor) from or is being made pursuant to the registration requirements of the Securities Act of 1933, as amended, and of any applicable statute of any state and (ii) the transferee shall execute an investment letter in the form described by the Agreement. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Depositor, the Master Servicer and the Certificate Registrar acting on behalf of the Trustee against any liability that may result if the transfer is not so exempt or is not made in accordance with such Federal and state laws.

      No transfer of this Class [SB-I][SB-II] Certificate will be made unless the transferee provides a certification pursuant to Section 5.02(e) of the Agreement. No transfer of this Certificate or any interest herein shall be made to any Plan subject to ERISA or Section 4975 of the Code, any Person acting, directly or indirectly, on behalf of any such Plan or any Person acquiring such Certificates with "plan assets" of a Plan within the meaning of the Department of Labor regulation promulgated at 29 C.F.R. ss.2510.3-101 ("Plan Assets") unless the Depositor, the Trustee and the Master Servicers are provided with an Opinion of Counsel which establishes to the satisfaction of the Depositor, the Trustee and the Master Servicers that the purchase of this Certificate is permissible under applicable law, will not constitute or result in any prohibited transaction under ERISA or Section 4975 of the Code and will not subject the Depositor, the Master Servicers, the Trustee or the Trust Fund to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in the Agreement, which Opinion of Counsel shall not be an expense of the Depositor, the Master Servicers, the Trustee or the Trust Fund. In lieu of such Opinion of Counsel, a Plan, any Person acting, directly or indirectly, on behalf of any such Plan or any Person acquiring this Certificate with Plan Assets of a Plan may provide a certification in the form of Exhibit G-2 to the Agreement, which the Trustee may rely upon without further inquiry or investigation.

      This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Home Equity Mortgage Asset-Backed Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

     The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master
Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

      As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Depositor and the Master Servicer of advances made, or certain expenses incurred, by either of them.

      The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Depositor, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement from time to time by the Depositor, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

      As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

     The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

      No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

      The Depositor, the Master Servicer, the Trustee, the Certificate Registrar and any agent of the Depositor, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

      This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

      The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan, and (ii) the purchase by the Master Servicer or the Depositor from the Trust Fund of all remaining Group I Loans and Group II Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the related Certificates. The Agreement permits, but does not require, the Master Servicer or the Depositor (i) to purchase, at a price determined as provided in the Agreement, all remaining Group I Loans and Group II Loans and all property acquired in respect of any Mortgage Loan or (ii) to purchase in whole, but not in part, all of the Class A-I Certificates or Class A-II Certificates from the Holders thereof; provided, that any such option may only be exercised if the aggregate Stated Principal Balance of the Group I Loans or Group II Loans, as applicable, as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Group I Loans or Group II Loans, as applicable.

      Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

      IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

                                    THE FIRST NATIONAL BANK OF CHICAGO,
                                          as Trustee

                                    By:_____________________________________
                                          Authorized Signatory
Dated: December 29, 1998

                        Certificate of Authentication

      This  is  one  of  the  Class  [  ]   Certificates   referred  to  in  the
within-mentioned Agreement.

                                    THE FIRST NATIONAL BANK OF CHICAGO,
                                          as Certificate Registrar

                                    By: _____________________________________
                                                Authorized Signatory


                                   A-2-2

                                  ASSIGNMENT

     FOR  VALUE  RECEIVED,   the  undersigned  hereby  sell(s),   assign(s)  and
transfer(s) unto




(Please print or typewrite name and address including postal zip code of assignee) the beneficial interest evidenced by the within [Mortgage Pass-Through] Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

      I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:




Dated: __________________          _______________________________________
                                    Signature by or on behalf of assignor

                                    ---------------------------------------
                                    Signature Guaranteed


                          DISTRIBUTION INSTRUCTIONS

      The assignee should include the following for purposes of distribution:

     Distributions shall be made, by wire transfer or otherwise, in immediately available funds to for the account of
account number                                                            ,
or, if mailed by check, to:
                                                                          .

Applicable statements should be mailed to:
                                                                          .

This information is provided by _________________________, the assignee named above, or _____________________________________________, as its agent.

                                  EXHIBIT B

FORM OF CLASS R CERTIFICATE

THE CLASS [R-I] [R-II] [R-III] CERTIFICATE WILL NOT BE ENTITLED TO PAYMENTS CONSTITUTING THE AVAILABLE DISTRIBUTION AMOUNT UNTIL SUCH TIME AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN (THE "AGREEMENT").

THIS CLASS [R-I] [R-II] [R-III] CERTIFICATE IS SUBORDINATE TO THE CLASS A-I, A-II, SB-I AND SB-II CERTIFICATES, TO THE EXTENT DESCRIBED HEREIN AND IN THE AGREEMENT.

THIS CERTIFICATE MAY NOT BE HELD BY OR TRANSFERRED TO A NON-UNITED STATES PERSON OR A DISQUALIFIED ORGANIZATION (AS DEFINED BELOW).

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT (THE "AGREEMENT").

NO TRANSFER OF THIS CERTIFICATE MAY BE MADE TO ANY PERSON, UNLESS THE TRANSFEREE PROVIDES EITHER A CERTIFICATION PURSUANT TO SECTION 5.02(e) OF THE AGREEMENT OR AN OPINION OF COUNSEL SATISFACTORY TO THE MASTER SERVICER, THE COMPANY AND THE TRUSTEE THAT THE PURCHASE OF THIS CERTIFICATE WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE MASTER SERVICER, THE COMPANY OR THE TRUSTEE TO ANY OBLIGATION OR LIABILITY IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.

ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES A TRANSFER AFFIDAVIT TO THE MASTER SERVICER AND THE TRUSTEE THAT (1) SUCH TRANSFEREE IS NOT (A) THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING, (B) ANY ORGANIZATION (OTHER THAN A COOPERATIVE DESCRIBED IN SECTION 521 OF THE CODE) WHICH IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF THE CODE, (C) AN ELECTING LARGE PARTNERSHIP UNDER SECTION 775 OF THE CODE OR ANY ORGANIZATION DESCRIBED IN SECTION 1381(a)(2)(C) OF THE CODE, (ANY SUCH PERSON DESCRIBED IN THE FOREGOING CLAUSES (A), (B) OR (C) BEING HEREIN REFERRED TO AS A "DISQUALIFIED ORGANIZATION") OR (D) AN AGENT OF A DISQUALIFIED ORGANIZATION, (2) NO PURPOSE OF SUCH TRANSFER IS TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX AND
(3) SUCH TRANSFEREE SATISFIES CERTAIN ADDITIONAL CONDITIONS RELATING TO THE FINANCIAL CONDITION OF THE PROPOSED TRANSFEREE. NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OR ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED ORGANIZATION, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE. EACH HOLDER OF THIS CERTIFICATE BY ACCEPTANCE OF THIS CERTIFICATE SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH.

Class [R-I] [R-II] [R-III]                Certificate No. 1
Date of Pooling and Servicing             Percentage Interest: 100%
Agreement and Cut-off Date:
December 1, 1998                          Initial Certificate Principal
                                          Balance of this Certificate: $[ ]
First Distribution Date:
January 25, 1999
                                          Aggregate Initial Certificate
                                          Principal Balance of the Class R
                                          Certificates $[ ]
Master Servicer:
Residential Funding Corporation
Assumed Final Distribution Date:
December 25, 2029



         HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATE,
                               SERIES 1998-KS4

            evidencing a percentage interest in any distributions allocable to the Class [R-I] [R-II] [R-III] Certificates with respect to the Trust Fund consisting primarily of a pool of conventional one- to four-family fixed and adjustable interest rate, first and junior lien mortgage loans formed and sold by RESIDENTIAL ASSET SECURITIES CORPORATION

     This Certificate is payable solely from the assets of the Trust Fund and does not represent an obligation of or interest in Residential Asset Securities Corporation, the Master Servicer, the Trustee referred to below or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Asset Securities Corporation, the Master Servicer, the Trustee or any of their affiliates. None of the Depositor, the Master Servicer or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

      This certifies that RESIDENTIAL FUNDING CORPORATION is the registered owner of the Percentage Interest evidenced by this Certificate in certain distributions with respect to the Trust Fund consisting primarily of a pool of conventional one- to four-family fixed and adjustable interest rate, first and junior lien mortgage loans (the "Mortgage Loans"), formed and sold by Residential Asset Securities Corporation (hereinafter called the "Depositor," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Depositor, the Master Servicer and The First National Bank of Chicago, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), from the related Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount of interest and principal, if any, required to be distributed to Holders of Class [R-I] [R-II] [R-III] Certificates on such Distribution Date.

      Each Holder of this Certificate will be deemed to have agreed to be bound by the restrictions set forth in the Agreement to the effect that (i) each person holding or acquiring any Ownership Interest in this Certificate must be a United States Person and a Permitted Transferee, (ii) the transfer of any Ownership Interest in this Certificate will be conditioned upon the delivery to the Trustee of, among other things, an affidavit to the effect that it is a United States Person and Permitted Transferee, (iii) any attempted or purported transfer of any Ownership Interest in this Certificate in violation of such restrictions will be absolutely null and void and will vest no rights in the purported transferee, and (iv) if any person other than a United States Person and a Permitted Transferee acquires any Ownership Interest in this Certificate in violation of such restrictions, then the Depositor will have the right, in its sole discretion and without notice to the Holder of this Certificate, to sell this Certificate to a purchaser selected by the Depositor, which purchaser may be the Depositor, or any affiliate of the Depositor, on such terms and conditions as the Depositor may choose.

      Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. The Holder of this Certificate may have additional obligations with respect to this Certificate, including tax liabilities.

      No transfer of this Class [R-I] [R-II] [R-III] Certificate will be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event that such a transfer is to be made, (i) the Trustee or the Depositor may require an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee and the Depositor that such transfer is exempt (describing the applicable exemption and the basis therefor) from or is being made pursuant to the registration requirements of the Securities Act of 1933, as amended, and of any applicable statute of any state and (ii) the transferee shall execute an investment letter in the form described by the Agreement. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Depositor, the Master Servicer and the Certificate Registrar acting on behalf of the Trustee against any liability that may result if the transfer is not so exempt or is not made in accordance with such Federal and state laws.

      No transfer of this Class [R-I] [R-II] [R-III] Certificate will be made unless the transferee provides a certification pursuant to Section 5.02(e) of the Agreement. No transfer of this Certificate or any interest herein shall be made to any Plan subject to ERISA or Section 4975 of the Code, any Person acting, directly or indirectly, on behalf of any such Plan or any Person acquiring such Certificates with "plan assets" of a Plan within the meaning of the Department of Labor regulation promulgated at 29 C.F.R. ss.2510.3-101 ("Plan Assets") unless the Depositor, the Trustee and the Master Servicers are provided with an Opinion of Counsel which establishes to the satisfaction of the Depositor, the Trustee and the Master Servicers that the purchase of this Certificate is permissible under applicable law, will not constitute or result in any prohibited transaction under ERISA or Section 4975 of the Code and will not subject the Depositor, the Master Servicers, the Trustee or the Trust Fund to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in the Agreement, which Opinion of Counsel shall not be an expense of the Depositor, the Master Servicers, the Trustee or the Trust Fund. In lieu of such Opinion of Counsel, a Plan, any Person acting, directly or indirectly, on behalf of any such Plan or any Person acquiring this Certificate with Plan Assets may provide a certification in the form of paragraph fourteen of Exhibit F-1 to the Agreement, which the Trustee may rely upon without further inquiry or investigation.

      This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Home Equity Mortgage Asset-Backed Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

     The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master
Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

      As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of Certificateholders and the Insurer may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Depositor and the Master Servicer of advances made, or certain expenses incurred, by either of them.

      The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Depositor, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement from time to time by the Depositor, the Master Servicer, the Insurer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

      As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

     The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

      No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

      The Depositor, the Master Servicer, the Trustee, the Certificate Registrar and the Insurer and any agent of the Depositor, the Master Servicer, the Trustee or the Certificate Registrar or the Insurer may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Master Servicer, the Insurer, the Trustee nor any such agent shall be affected by notice to the contrary.

      This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

      The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan, and (ii) the purchase by the Master Servicer or the Depositor from the Trust Fund of all remaining Group I Loans and Group II Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the related Certificates. The Agreement permits, but does not require, the Master Servicer or the Depositor (i) to purchase, at a price determined as provided in the Agreement, all remaining Group I Loans and Group II Loans and all property acquired in respect of any Mortgage Loan or (ii) to purchase in whole, but not in part, all of the Class A-I Certificates or Class A-II Certificates from the Holders thereof; provided, that any such option may only be exercised if the aggregate Stated Principal Balance of the Group I Loans or Group II Loans, as applicable, as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Group I Loans or Group II Loans, as applicable.

      Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

      IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

                                    THE FIRST NATIONAL BANK OF CHICAGO,
                                          as Trustee

                                    By:
                                          Authorized Signatory
Dated: December 29, 1998

                        Certificate of Authentication

      This  is  one  of  the  Class  [  ]   Certificates   referred  to  in  the
within-mentioned Agreement.


                                    THE FIRST NATIONAL BANK OF CHICAGO,
                                          as Certificate Registrar
                                    By:
                                          Authorized Signatory

                                  ASSIGNMENT

     FOR  VALUE  RECEIVED,   the  undersigned  hereby  sell(s),   assign(s)  and
transfer(s) unto




(Please print or typewrite name and address including postal zip code of assignee) the beneficial interest evidenced by the within [Mortgage Pass-Through] Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund. I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:




Dated:______________                      _______________________________
                                    Signature by or on behalf of assignor

                                    -------------------------------
                                    Signature Guaranteed

                          DISTRIBUTION INSTRUCTIONS

      The assignee should include the following for purposes of distribution:

     Distributions shall be made, by wire transfer or otherwise, in immediately available funds to for the account of
account number                                                   ,
or, if mailed by check, to:
                                                                 .
Applicable statements should be mailed to:
                                                                 .
This information is provided by _________________________, the assignee named above, or _____________________________________________, as its agent.

                                  EXHIBIT C

                             CUSTODIAL AGREEMENT

            THIS CUSTODIAL  AGREEMENT (as amended and supplemented  from time to time, the "Agreement"), dated as of December 1, 1998, by and among THE FIRST NATIONAL BANK OF CHICAGO, as Trustee (including its successors under the Pooling Agreement defined below, the "Trustee"), RESIDENTIAL ASSET SECURITIES
CORPORATION (together with any successor in interest, the "Depositor"), RESIDENTIAL FUNDING CORPORATION, as master servicer (together with any successor in interest or successor under the Pooling Agreement referred to below, the "Master Servicer"), and NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION (together with any successor in interest or any successor appointed hereunder, the "Custodian").

                        W I T N E S S E T H T H A T :

            WHEREAS, the Depositor, the Master Servicer, and the Trustee have entered into a Pooling and Servicing Agreement dated as of December 1, 1998, relating to the issuance of Residential Asset Securities Corporation, Home Equity Mortgage Asset-Backed Pass-Through Certificates, Series 1998-KS4 (as in effect on the date of this agreement, the "Original Pooling Agreement," and as amended and supplemented from time to time, the "Pooling Agreement"); and

            WHEREAS, the Custodian has agreed to act as agent for the Trustee for the purposes of receiving and holding certain documents and other instruments delivered by the Depositor and the Master Servicer under the Pooling Agreement, all upon the terms and conditions and subject to the limitations hereinafter set forth;

            NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements hereinafter set forth, the Trustee, the Depositor, the Master Servicer and the Custodian hereby agree as follows:

                                  ARTICLE I

                                 Definitions

            Capitalized terms used in this Agreement and not defined herein shall have the meanings assigned in the Original Pooling Agreement, unless otherwise required by the context herein.

                                  ARTICLE II

                        Custody of Mortgage Documents

     Section 2.1. Custodian to Act as Agent; Acceptance of Mortgage Files. The Custodian, as the duly appointed agent of the Trustee for these purposes, acknowledges receipt of the Mortgage Files relating to the Mortgage Loans identified on the schedule attached hereto (the "Mortgage Files") and declares that it holds and will hold the Mortgage Files as agent for the Trustee, in trust, for the use and benefit of all present and future Certificateholders.

            Section 2.2 Recordation of Assignments. If any Mortgage File includes one or more assignments to the Trustee of Mortgage Notes and related Mortgages that have not been recorded, each such assignment shall be delivered by the Custodian to the Depositor for the purpose of recording it in the appropriate public office for real property records, and the Depositor, at no expense to the Custodian, shall promptly cause to be recorded in the appropriate public office for real property records each such assignment and, upon receipt thereof from such public office, shall return each such assignment to the Custodian.

            Section 2.3.  Review of Mortgage Files.

     (a) On or prior to the Closing Date, the Custodian shall deliver to the Trustee an Initial Certification in the form annexed hereto as Exhibit One evidencing receipt of a Mortgage File for each Mortgage Loan listed on the Schedule attached hereto (the "Mortgage Loan Schedule").

            (b) Within 45 days of the initial issuance of the Certificates, the Custodian agrees, for the benefit of Certificateholders and the Insurer, to review, in accordance with the provisions of Section 2.02 of the Pooling Agreement, each Mortgage File, and shall deliver to the Trustee an Interim Certification in the form annexed hereto as Exhibit Two to the effect that all documents required to be delivered pursuant to Section 2.01(b) of the Pooling Agreement have been executed and received and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule, except for any exceptions listed on Schedule A attached to such Interim Certification. Within 45 days of receipt of the documents required to be delivered pursuant to Section 2.01(c) of the Pooling Agreement, the Custodian agrees, for the benefit of Certificateholders and the Insurer, to review, in accordance with the provisions of Section 2.02 of the Pooling Agreement, each such document, and shall deliver to the Trustee either (i) an Interim Certification in the form attached hereto as Exhibit Two to the effect that all such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule, except for any exceptions listed on Schedule A attached to such Interim Certification or (ii) a Final Certification as set forth in subsection (c) below. The Custodian shall be under no duty or obligation to inspect, review or examine said documents, instruments, certificates or other papers to determine that the same are genuine, enforceable, or appropriate for the represented purpose or that they have actually been recorded or that they are other than what they purport to be on their face. If in performing the review required by this Section 2.3 the Custodian finds any document or documents constituting a part of a Mortgage File to be defective in any material respect, the Custodian shall promptly so notify the Depositor, the Master Servicer, the Insurer and the Trustee. Upon receipt of written notification from the Master Servicer, signed by a Servicing Officer, that the Master Servicer or a Subservicer, as the case may be, has made a deposit into the Certificate Account in payment for the purchase of the related Mortgage Loan in an amount equal to the Purchase Price for such Mortgage Loan, the Custodian shall release to the Master Servicer the related Mortgage File.

     (c) Upon receipt of all documents required to be in the Mortgage Files the Custodian shall deliver to the Trustee a Final Certification in the form annexed hereto as Exhibit Three evidencing the completeness of the Mortgage Files.

            Upon receipt of written request from the Trustee, the Custodian shall as soon as practicable supply the Trustee with a list of all of the documents relating to the Mortgage Loans then contained in the Mortgage Files.

     Section 2.4. Notification of Breaches of Representations and Warranties. Upon discovery by the Custodian of a breach of any representation or warranty made by the Master Servicer or the Depositor as set forth in the Pooling Agreement or by a Seller in a Seller's Agreement or by Residential Funding or the Depositor in the Assignment Agreement with respect to a Mortgage Loan relating to a Mortgage File, the Custodian shall give prompt written notice to the Depositor, the Master Servicer, the Insurer and the Trustee.

            Section 2.5. Custodian to Cooperate; Release of Mortgage Files. Upon the repurchase or substitution of any Mortgage Loan pursuant to Article II of the Pooling Agreement or payment in full of any Mortgage Loan, or the receipt by the Master Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Master Servicer shall immediately notify the Custodian by a certification (which certification shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Custodial Account pursuant to Section 3.07 of the Pooling Agreement have been or will be so deposited) of a Servicing Officer and shall request delivery to it of the Mortgage File. The Custodian agrees, upon receipt of such certification and request, promptly to release to the Master Servicer the related Mortgage File. The Master Servicer shall deliver to the Custodian and the Custodian agrees to accept the Mortgage Note and other documents constituting the Mortgage File with respect to any Qualified Substitute Mortgage Loan.

            From time to time as is appropriate for the servicing or foreclosures of any Mortgage Loan, including, for this purpose, collection under any Primary Insurance Policy or any Mortgage Pool Insurance Policy, the Master Servicer shall deliver to the Custodian a certificate of a Servicing Officer requesting that possession of all, or any document constituting part, of the Mortgage File be released to the Master Servicer and certifying as to the reason for such release and that such release will not invalidate any insurance coverage provided in respect of the Mortgage Loan under any of the Required Insurance Policies. With such certificate, the Master Servicer shall deliver to the Custodian a trust receipt signed by a Servicing Officer on behalf of the Master Servicer, and upon receipt of the foregoing, the Custodian shall deliver the Mortgage File or such document to the Master Servicer. The Master Servicer shall cause each Mortgage File or any document therein so released to be returned to the Custodian when the need therefor by the Master Servicer no longer exists, unless (i) the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Custodial Account or (ii) the Mortgage File or such document has been delivered to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the Master Servicer has delivered to the Custodian a certificate of a Servicing Officer certifying as to the name and address of the Person to which such Mortgage File or such document was delivered and the purpose or purposes of such delivery. In the event of the liquidation of a Mortgage Loan, the Custodian shall deliver the Trust Receipt with respect thereto to the Master Servicer upon deposit of the related Liquidation Proceeds in the Custodial Account as provided in the Pooling Agreement.

            Section 2.6. Assumption Agreements. In the event that any assumption agreement or substitution of liability agreement is entered into with respect to any Mortgage Loan subject to this Agreement in accordance with the terms and provisions of the Pooling Agreement, the Master Servicer shall notify the Custodian that such assumption or substitution agreement has been completed by forwarding to the Custodian the original of such assumption or substitution agreement, which shall be added to the related Mortgage File and, for all purposes, shall be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting parts thereof.

                                 ARTICLE III

                           Concerning the Custodian

            Section 3.1. Custodian a Bailee and Agent of the Trustee. With respect to each Mortgage Note, Mortgage and other documents constituting each Mortgage File which are delivered to the Custodian, the Custodian is exclusively the bailee and agent of the Trustee and has no instructions to hold any Mortgage Note or Mortgage for the benefit of any person other than the Trustee, holds such documents for the benefit of Certificateholders and undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. Except upon compliance with the provisions of Section 2.5 of this Agreement, no Mortgage Note, Mortgage or other document constituting a part of a Mortgage File shall be delivered by the Custodian to the Depositor or the Master Servicer or otherwise released from the possession of the Custodian.

            Section 3.2. Indemnification. The Depositor hereby agrees to indemnify and hold the Custodian harmless from and against all claims, liabilities, losses, actions, suits or proceedings at law or in equity, or any other expenses, fees or charges of any character or nature, which the Custodian may incur or with which the Custodian may be threatened by reason of its acting as custodian under this Agreement, including indemnification of the Custodian against any and all expenses, including attorne s fees if counsel for the Custodian has been approved by the Depositor, and the cost of defending any action, suit or proceedings or resisting any claim. Notwithstanding the foregoing, it is specifically understood and agreed that in the event any such claim, liability, loss, action, suit or proceeding or other expense, fee or charge shall have been caused by reason of any negligent act, negligent failure to act or willful misconduct on the part of the Custodian, or which shall constitute a willful breach of its duties hereunder, the indemnification provisions of this Agreement shall not apply.

     Section  3.3.  Custodian  May  Own  Certificates.   The  Custodian  in  its
individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Custodian.

            Section 3.4. Master Servicer to Pay Custodian's Fees and Expenses. The Master Servicer covenants and agrees to pay to the Custodian from time to time, and the Custodian shall be entitled to, reasonable compensation for all services rendered by it in the exercise and performance of any of the powers and duties hereunder of the Custodian, and the Master Servicer will pay or reimburse the Custodian upon its request for all reasonable expenses, disbursements and advances incurred or made by the Custodian in accordance with any of the provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ), except any such expense, disbursement or advance as may arise from its negligence or bad faith.

            Section 3.5. Custodian May Resign; Trustee May Remove Custodian. The Custodian may resign from the obligations and duties hereby imposed upon it as such obligations and duties relate to its acting as Custodian of the Mortgage Loans. Upon receiving such notice of resignation, the Trustee shall either take custody of the Mortgage Files itself and give prompt notice thereof to the Depositor, the Master Servicer and the Custodian, or promptly appoint a successor Custodian by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Custodian and one copy to the successor Custodian. If the Trustee shall not have taken custody of the Mortgage Files and no successor Custodian shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Custodian may petition any court of competent jurisdiction for the appointment of a successor Custodian.

     The Trustee may remove the Custodian at any time. In such event, the Trustee shall appoint, or petition a court of competent jurisdiction to appoint, a successor Custodian hereunder. Any successor Custodian shall be a depository institution subject to supervision or examination by federal or state authority and shall be able to satisfy the other requirements contained in Section 3.7 and shall be unaffiliated with the Master Servicer or the Depositor.

     Any resignation or removal of the Custodian and appointment of a successor Custodian pursuant to any of the provisions of this Section 3.5 shall become effective upon acceptance of appointment by the successor Custodian. The Trustee shall give prompt notice to the Depositor and the Master Servicer of the appointment of any successor Custodian. No successor Custodian shall be appointed by the Trustee without the prior approval of the Depositor and the Master Servicer.

     Section 3.6. Merger or Consolidation of Custodian. Any Person into which the Custodian may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Custodian shall be a party, or any Person succeeding to the business of the Custodian, shall be the successor of the Custodian hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

     Section 3.7. Representations of the Custodian. The Custodian hereby represents that it is a depository institution subject to supervision or examination by a federal or state authority, has a combined capital and surplus of at least $15,000,000 and is qualified to do business in the jurisdictions in which it will hold any Mortgage File.

                                 ARTICLE IV '
                                       '
                          Miscellaneous Provisions '

            Section 4.1. Notices. All notices, requests, consents and demands and other communications required under this Agreement or pursuant to any other instrument or document delivered hereunder shall be in writing and, unless otherwise specifically provided, may be delivered personally, by telegram or telex, or by registered or certified mail, postage prepaid, return receipt requested, at the addresses specified on the signature page hereof (unless changed by the particular party whose address is stated herein by similar notice in writing), in which case the notice will be deemed delivered when received.

     Section 4.2. Amendments. No modification or amendment of or supplement to this Agreement shall be valid or effective unless the same is in writing and signed by all parties hereto, and neither the Depositor, the Master Servicer nor the Trustee shall enter into any amendment hereof except as permitted by the Pooling Agreement. The Trustee shall give prompt notice to the Custodian of any amendment or supplement to the Pooling Agreement and furnish the Custodian with written copies thereof.

     Section 4.3. Governing Law. This Agreement shall be deemed a contract made under the laws of the State of New York and shall be construed and enforced in accordance with and governed by the laws of the State of New York.

            Section 4.4. Recordation of Agreement. To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Master Servicer and at its expense on direction by the Trustee (pursuant to the request of holders of Certificates evidencing undivided interests in the aggregate of not less than 25% of the Trust Fund) or the Insurer, but only upon direction accompanied by an Opinion of Counsel reasonably satisfactory to the Master Servicer to the effect that the failure to effect such recordation is likely to materially and adversely affect the interests of the Certificateholders or the Insurer.

            For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

     Section 4.5. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the holders thereof.

            IN WITNESS WHEREOF, this Agreement is executed as of the date first above written.

Address:                            THE FIRST NATIONAL BANK OF CHICAGO,
                                    as Trustee

One North State Street
9th Floor
Chicago, Illinois 60602
Attention:  Corporate Trust

                                    By:
                                    Name:
                                    Title:

Address:                            RESIDENTIAL ASSET SECURITIES
                                    CORPORATION

8400 Normandale Lake Boulevard
Suite 600
Minneapolis, Minnesota  55437

                                    By:
                                    Name:
                                    Title:

Address:                            RESIDENTIAL FUNDING
                                    CORPORATION, as Master Servicer

10 Universal City Plaza
Suite 2100
Universal City, California 91608

                                    By:
                                    Name:
                                    Title:

Address:                            NORWEST BANK MINNESOTA,
                                    NATIONAL ASSOCIATION, as Custodian

401 Second Avenue South
Minneapolis, Minnesota  55479

                                    By:
                                    Name:
                                    Title:

STATE OF ILLINOIS       )
                        ) ss.:
COUNTY OF COOK          )

            On the 29th day of December, 1998, before me, a notary public in and for said State, personally appeared R. Tarnas, known to me to be a Vice President of The First National Bank of Chicago, a national banking association that executed the within instrument, and also known to me to be the person who executed it on behalf of said national banking association, and acknowledged to me that such national banking association executed the within instrument.

            IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                    Notary Public
[SEAL]

STATE OF MINNESOTA      )
                        ) ss.:
COUNTY OF HENNEPIN      )

            On the 29th day of December, 1998, before me, a notary public in and for said State, personally appeared Susan Reiss, known to me to be a Trust Officer of Norwest Bank Minnesota, National Association, a national banking association that executed the within instrument, and also known to me to be the person who executed it on behalf of said national banking association, and acknowledged to me that such national banking association executed the within instrument.

            IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                    Notary Public
[SEAL]

STATE OF MINNESOTA      )
                        ) ss.:
COUNTY OF HENNEPIN      )

     On the 29th day of December, 1998 before me, a notary public in and for said State, personally appeared Timothy A. Kruse, known to me to be a Vice President of Residential Asset Securities Corporation, one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

            IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                    Notary Public
[SEAL]

STATE OF MINNESOTA      )
                        ) ss.:
COUNTY OF HENNEPIN      )

            On the 29th day of December, 1998 before me, a notary public in and for said State, personally appeared Randy Van Zee, known to me to be a Director of Residential Funding Corporation, one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

            IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                    Notary Public
[SEAL]

                                 EXHIBIT ONE

                              FORM OF CUSTODIAN
                            INITIAL CERTIFICATION

                                                             December 29, 1998

The First National Bank of Chicago
One North State Street
9th Floor
Chicago, Illinois 60602

Attention:  Corporate Trust Administration

     Re: Custodial Agreement dated as of December 1, 1998, by and among The First National Bank of Chicago, Residential Asset Securities Corporation, Residential Funding Corporation and Norwest Bank Minnesota, National Association, Home Equity Mortgage Asset-Backed Pass-Through Certificates, Series 1998-KS4 -----------------------------

Ladies and Gentlemen:

            In accordance with Section 2.3 of the above-captioned Custodial Agreement, and subject to Section 2.02 of the Pooling Agreement, the undersigned, as Custodian, hereby certifies that it has received a Mortgage File (which contains an original Mortgage Note or an original Lost Note Affidavit with a copy of the related Mortgage Note) to the extent required in Section 2.01(b) of the Pooling Agreement with respect to each Mortgage Loan listed in the Mortgage Loan Schedule, with any exceptions listed on Schedule A attached hereto.

            Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Custodial Agreement.

                                    NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION



                                    By:
                                    Name:
                                    Title:

                                 EXHIBIT TWO

                   FORM OF CUSTODIAN INTERIM CERTIFICATION

                                                             December 29, 1998

The First National Bank of Chicago
One North State Street
9th Floor
Chicago, Illinois 60602

Attention:  Corporate Trust Administration

Re: Custodial Agreement dated as of December 1, 1998, by and among The First National Bank of Chicago, Residential Asset Securities Corporation, Residential Funding Corporation and Norwest Bank Minnesota, National Association, Home Equity Mortgage Asset-Backed Pass-Through Certificates, Series 1998-KS4

Ladies and Gentlemen:

            In accordance with Section 2.3 of the above-captioned Custodial Agreement, the undersigned, as Custodian, hereby certifies that it has received a Mortgage File to the extent required pursuant to Section 2.01(b) of the Pooling Agreement with respect to each Mortgage Loan listed in the Mortgage Loan Schedule, and it has reviewed the Mortgage File and the Mortgage Loan Schedule and has determined that: all required documents have been executed and received and that such documents related to the Mortgage Loans identified on the Mortgage Loan Schedule, with any exceptions listed on Schedule A attached hereto.

            Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Custodial Agreement.

                                    NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION



                                    By:
                                    Name:
                                    Title:

                                EXHIBIT THREE

                    FORM OF CUSTODIAN FINAL CERTIFICATION

                                                              December 29,1998

The First National Bank of Chicago
One North State Street
9th Floor
Chicago, Illinois 60602

Attention:  Corporate Trust Administration

Re: Custodial Agreement dated as of December 1, 1998, by and among The First National Bank of Chicago, Residential Asset Securities Corporation, Residential Funding Corporation and Norwest Bank Minnesota, National Association, Home Equity Mortgage Asset-Backed Pass-Through Certificates, Series 1998-KS4

Ladies and Gentlemen:

            In accordance with Section 2.3 of the above-captioned Custodial Agreement, the undersigned, as Custodian, hereby certifies that it has received a Mortgage File with respect to each Mortgage Loan listed in the Mortgage Loan
Schedule it has received:

     (i) The original Mortgage Note, endorsed without recourse to the order of the Trustee and showing an unbroken chain of endorsements from the originator thereof to the Person endorsing it to the Trustee or an original lost note affidavit from the related Seller or Residential Funding stating that the original Mortgage Note was lost, misplaced or destroyed, together with a copy of the related Mortgage Note;

     (ii) The original Mortgage with evidence of recording indicated thereon or a copy of the Mortgage certified by the public recording office in which such mortgage has been recorded;

     (iii) An original Assignment of the Mortgage to the Trustee with evidence of recording indicated thereon or a copy of such assignment certified by the public recording office in which such assignment has been recorded;

     (iv) The original recorded assignment or assignments of the Mortgage showing an unbroken chain of title from the originator thereof to the Person assigning it to the Trustee or a copy of such assignment or assignments of the Mortgage certified by the public recording office in which such assignment or assignments have been recorded; and

     (v) The original of each modification, assumption agreement or preferred loan agreement, if any, relating to such Mortgage Loan or a copy of each modification, assumption agreement or preferred loan agreement certified by the public recording office in which such document has been recorded.

            Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Custodial Agreement.

                                    NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION



                                    By:
                                    Name:
                                    Title:

                                 EXHIBIT D-1

                       MORTGAGE LOAN SCHEDULE - GROUP I

                                 EXHIBIT D-2

MORTGAGE LOAN SCHEDULE - GROUP II





                                   D-2-1

                                  EXHIBIT E

                         FORMS OF REQUEST FOR RELEASE

DATE:

TO:

            Re:   REQUEST FOR RELEASE OF DOCUMENTS

      In connection with the administration of the pool of Mortgage Loans held by you for the referenced pool, we request the release of the Mortgage Loan File described below.

Pooling and Servicing Agreement Dated:

Series#:

Account#:

Pool#:

Loan#:

Borrower Name(s):

Reason for Document Request: (circle one)          Mortgage Loan Prepaid in Full

                                    Mortgage Loan Repurchased

"We hereby certify that all amounts received or to be received in connection with such payments which are required to be deposited have been or will be so deposited as provided in the Pooling and Servicing Agreement."

                                    Residential Funding Corporation




                                          Authorized Signature

     TO CUSTODIAN/TRUSTEE: Please acknowledge this request, and check off documents being enclosed with a copy of this form. You should retain this form for your files in accordance with the terms of the Pooling and Servicing Agreement.

Enclosed Documents:     |_| Promissory Note
                  |_| Primary Insurance Policy
                  |_| Mortgage or Deed of Trust
                  |_| Assignment(s) of Mortgage or Deed of Trust
                  |_| Title Insurance Policy
                  |_| Other:


Name                                      Date
Title

DATE:

TO:

            Re:   REQUEST FOR RELEASE OF DOCUMENTS

      In connection with the administration of the pool of Mortgage Loans held by you for the referenced pool, we request the release of the Mortgage Loan File described below.

Pooling and Servicing Agreement Dated:

Series#:

Account#:

Pool#:

Loan#:

Borrower Name(s):

Reason for Document Request: (circle one)      Mortgage Loan Prepaid in Full

                                    Mortgage Loan in Foreclosure

"We hereby certify that all amounts received or to be received in connection with such payments which are required to be deposited have been or will be so deposited as provided in the Pooling and Servicing Agreement."

                                    Residential Funding Corporation




                                          Authorized Signature

     TO CUSTODIAN/TRUSTEE: Please acknowledge this request, and check off documents being enclosed with a copy of this form. You should retain this form for your files in accordance with the terms of the Pooling and Servicing Agreement.

Enclosed Documents:     |_| Promissory Note
                  |_| Primary Insurance Policy
                  |_| Mortgage or Deed of Trust
                  |_| Assignment(s) of Mortgage or Deed of Trust
                  |_| Title Insurance Policy
                  |_| Other:


Name                                            Date

Title

                                 EXHIBIT F-1

                   FORM OF TRANSFER AFFIDAVIT AND AGREEMENT

STATE OF                )
                        ) :ss.
COUNTY OF               )

            [NAME OF OFFICER], being first duly sworn, deposes and says:

          1. That he is [Title of Officer] of [Name of Owner] (record or beneficial owner of the Home Equity Mortgage Asset-Backed Pass-Through Certificates, Series 1998-KS4 Class R (the "Owner")), a [savings institution] [corporation] duly organized and existing under the laws of [the State of ] [the United States], on behalf of which he makes this affidavit and agreement. ----------------

            2. That the Owner (i) is not and will not be a "disqualified organization" as of [date of transfer], (ii) will endeavor to remain other than a disqualified organization for so long as it retains its ownership interest in the Class R Certificates, and (iii) is acquiring the Class R Certificates for its own account or for the account of another Owner from which it has received an affidavit and agreement in substantially the same form as this affidavit and agreement. (For this purpose, a " disqualified organization" means an electing large partnership under Section 775 of the Internal Revenue Code of 1986 (the "Code"), the United States, any state or political subdivision thereof, any agency or instrumentality of any of the foregoing (other than an instrumentality all of the activities of which are subject to tax and, except for the Federal Home Loan Mortgage Corporation, a majority of whose board of directors is not selected by any such governmental entity) or any foreign government, international organization or any agency or instrumentality of such foreign government or organization, any rural electric or telephone cooperative, or any organization (other than certain farmers' cooperatives) that is generally exempt from federal income tax unless such organization is subject to the tax on unrelated business taxable income).

            3. That the Owner is aware (i) of the tax that would be imposed on transfers of Class R Certificates to disqualified organizations under the Code, that applies to all transfers of Class R Certificates after March 31, 1988; (ii) that such tax would be on the transferor (or, with respect to transfers to electing large partnerships, on such partnerships, or, if such transfer is through an agent (which person includes a broker, nominee or middleman) for a disqualified organization, on the agent; (iii) that the person (other than transfers with respect to electing large partnerships) otherwise liable for the tax shall be relieved of liability for the tax if the transferee furnishes to such person an affidavit that the transferee is not a disqualified organization and, at the time of transfer, such person does not have actual knowledge that the affidavit is false; and (iv) that the Class R Certificates may be "noneconomic residual interests" within the meaning of Treasury regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer was to impede the assessment or collection of tax.

     4. That the Owner is aware of the tax imposed on a "pass-through entity" holding Class R Certificates if at any time during the taxable year of the pass-through entity a disqualified organization is the record holder of an interest in such entity. (For this purpose, a "pass through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives.)

     5. The Owner is a citizen or resident of the United States, a corporation or partnership (or other entity treated as a corporation or partnership for United States federal income tax purposes) created or organized in, or under the laws of, the United States or any political subdivision thereof, or an estate that is described in Section 7701(a)(30)(D) of the Code, or a trust that is described in Section 7701(a)(30)(E) of the Code.

     6. That the Owner is aware that the Trustee will not register the transfer of any Class R Certificates unless the transferee, or the transferee's agent, delivers to it an affidavit and agreement, among other things, in substantially the same form as this affidavit and agreement. The Owner expressly agrees that it will not consummate any such transfer if it knows or believes that any of the representations contained in such affidavit and agreement are false.

            7. That the Owner has reviewed the restrictions set forth on the face of the Class R Certificates and the provisions of Section 5.02(f) of the Pooling and Servicing Agreement under which the Class R Certificates were issued (in particular, clause (iii)(A) and (iii)(B) of Section 5.02(f) which authorize the Trustee to deliver payments to a person other than the Owner and negotiate a mandatory sale by the Trustee in the event the Owner holds such Certificates in violation of Section 5.02(f)). The Owner expressly agrees to be bound by and to comply with such restrictions and provisions.

     8. That the Owner consents to any additional restrictions or arrangements that shall be deemed necessary upon advice of counsel to constitute a reasonable arrangement to ensure that the Class R Certificates will only be owned, directly or indirectly, by an Owner that is not a disqualified organization.

     9. The Owner's Taxpayer Identification Number is 93-0891336.

     10. This affidavit and agreement relates only to the Class R Certificates held by the Owner and not to any other holder of the Class R Certificates. The Owner understands that the liabilities described herein relate only to the Class R Certificates.

     11. That no purpose of the Owner relating to the transfer of any of the Class R Certificates by the Owner is or will be to impede the assessment or collection of any tax.

     12. That the Owner has no present knowledge or expectation that it will be unable to pay any United States taxes owed by it so long as any of the Certificates remain outstanding. In this regard, the Owner hereby represents to and for the benefit of the person from whom it acquired the Class R Certificate that the Owner intends to pay taxes associated with holding such Class R Certificate as they become due, fully understanding that it may incur tax liabilities in excess of any cash flows generated by the Class R Certificate.

     13. That the Owner has no present knowledge or expectation that it will become insolvent or subject to a bankruptcy proceeding for so long as any of the Class R Certificates remain outstanding.

     14. The Purchaser is not an employee benefit plan or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"), or an investment manager, named fiduciary or a trustee of any such plan, or any other Person acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any such plan.

            IN WITNESS WHEREOF, the Owner has caused this instrument to be executed on its behalf, pursuant to the authority of its Board of Directors, by its [Title of Officer] and its corporate seal to be hereunto attached, attested by its [Assistant] Secretary, this day of , 19 .

                                    [NAME OF OWNER]

                                    By:
                                          [Name of Officer]
                                          [Title of Officer]

[Corporate Seal]

ATTEST:

[Assistant] Secretary

            Personally appeared before me the above-named [Name of Officer], known or proved to me to be the same person who executed the foregoing instrument and to be the [Title of Officer] of the Owner, and acknowledged to me that he executed the same as his free act and deed and the free act and deed of the Owner.

            Subscribed and sworn before me this 29th day of December, 1998.




                                    NOTARY PUBLIC

                                    COUNTY OF

                                    STATE OF

                                    My Commission expires the day of , 19 .




                                   F-1-2

                                 EXHIBIT F-2

                        FORM OF TRANSFEROR CERTIFICATE

                                                      _________________, 19___

Residential Asset Securities Corporation
8400 Normandale Lake Boulevard
Suite 600
Minneapolis, Minnesota  55437

The First National Bank of Chicago
One North State Street
9th Floor
Chicago, Illinois 60602

Attention:  Corporate Trust Administration

            Re: Home Equity Mortgage Asset-Backed Pass-Through Certificates, Series 1998-KS4, Class R

Ladies and Gentlemen:

      This letter is delivered to you in connection with the transfer by _______________ (the "Seller") to ______________________ (the "Purchaser") of
$_________________ Initial Certificate Principal Balance of Home Equity Mortgage Asset-Backed Pass-Through Certificates, Series 1998-KS4, Class R (the "Certificates"), pursuant to Section 5.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of December 1, 1998, among Residential Asset Securities Corporation, as seller (the "Depositor"), Residential Funding Corporation, as master servicer, and The First National Bank of Chicago, as trustee (the "Trustee"). All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Seller hereby certifies, represents and warrants to, and covenants with, the Depositor and the Trustee that:

     1. No purpose of the Seller relating to the transfer of the Certificate by the Seller to the Purchaser is or will be to impede the assessment or collection of any tax.

     2. The Seller understands that the Purchaser has delivered to the Trustee and the Master Servicer a transfer affidavit and agreement in the form attached to the Pooling and Servicing Agreement as Exhibit F-1. The Seller does not know or believe that any representation contained therein is false.

      3. The Seller has at the time of the transfer conducted a reasonable investigation of the financial condition of the Purchaser as contemplated by Treasury Regulations Section 1.860E-1(c)(4)(i) and, as a result of that investigation, the Seller has determined that the Purchaser has historically paid its debts as they become due and has found no significant evidence to indicate that the Purchaser will not continue to pay its debts as they become due in the future. The Seller understands that the transfer of a Class R Certificate may not be respected for United States income tax purposes (and the Seller may continue to be liable for United States income taxes associated therewith) unless the Seller has conducted such an investigation.

      4. The Seller has no actual knowledge that the proposed Transferee is not both a United States Person and a Permitted Transferee.

                                    Very truly yours,

                                    (Seller)

                                    By:
                                    Name:
                                    Title:

                                  EXHIBIT G

                    FORM OF INVESTOR REPRESENTATION LETTER

                                                          _____________, 19___

Residential Asset Securities Corporation
8400 Normandale Lake Boulevard
Suite 600
Minneapolis, MN 55437

The First National Bank of Chicago
One North State Street
9th Floor
Chicago, Illinois 60602

Attention:  Corporate Trust Administration

            Re: Home Equity Mortgage Asset-Backed Pass-Through Certificates, Series 1998-KS4, Class [SB- ][R- ]

Ladies and Gentlemen:

     (the "Purchaser") intends to purchase from (the "Seller") $ Initial Certificate Principal Balance of Home Equity Mortgage Asset-Backed Pass-Through Certificates, Series 1998-KS4, Class [SB- ][R- ] (the "Certificates"), issued pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of December 1, 1998 among Residential Asset Securities Corporation, as seller (the "Depositor"), Residential Funding ---------------------- ------------------ ---------- -- -- Corporation, as
master servicer, and The First National Bank of Chicago, as trustee (the "Trustee"). All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Purchaser hereby certifies, represents and warrants to, and covenants with, the Depositor and the Trustee that:

            1. The Purchaser understands that (a) the Certificates have not been and will not be registered or qualified under the Securities Act of 1933, as amended (the "Act") or any state securities law, (b) the Depositor is not required to so register or qualify the Certificates, (c) the Certificates may be resold only if registered and qualified pursuant to the provisions of the Act or any state securities law, or if an exemption from such registration and qualification is available, (d) the Pooling and Servicing Agreement contains restrictions regarding the transfer of the Certificates and (e) the Certificates will bear a legend to the foregoing effect.

     2. The Purchaser is acquiring the Certificates for its own account for investment only and not with a view to or for sale in connection with any distribution thereof in any manner that would violate the Act or any applicable state securities laws.

     3. The Purchaser is (a) a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters, and, in particular, in such matters related to securities similar to the Certificates, such that it is capable of evaluating the merits and risks of investment in the Certificates, (b) able to bear the economic risks of such an investment and (c) an "accredited investor" within the meaning of Rule 501(a) promulgated pursuant to the Act.

            4. The Purchaser has been furnished with, and has had an opportunity to review (a) [a copy of the Private Placement Memorandum, dated , 19 , relating to the Certificates (b)] a copy of the Pooling and Servicing Agreement and [b] [c] such other information concerning the Certificates, the Mortgage Loans and the Depositor as has been requested by the Purchaser from the Depositor or the Seller and is relevant to the Purchaser's decision to purchase the Certificates. The Purchaser has had any questions arising from such review answered by the Depositor or the Seller to the satisfaction of the Purchaser. [If the Purchaser did not purchase the Certificates from the Seller in connection with the initial distribution of the Certificates and was provided with a copy of the Private Placement Memorandum (the "Memorandum") relating to the original sale (the
"Original Sale") of the Certificates by the Depositor, the Purchaser acknowledges that such Memorandum was provided to it by the Seller, that the Memorandum was prepared by the Depositor solely for use in connection with the Original Sale and the Depositor did not participate in or facilitate in any way the purchase of the Certificates by the Purchaser from the Seller, and the Purchaser agrees that it will look solely to the Seller and not to the Depositor with respect to any damage, liability, claim or expense arising out of, resulting from or in connection with (a) error or omission, or alleged error or omission, contained in the Memorandum, or (b) any information, development or event arising after the date of the Memorandum.]

            5. The Purchaser has not and will not nor has it authorized or will it authorize any person to (a) offer, pledge, sell, dispose of or otherwise transfer any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) solicit any offer to buy or to accept a pledge, disposition of other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) otherwise approach or negotiate with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner, (d) make any general solicitation by means of general advertising or in any other manner or (e) take any other action, that (as to any of (a) through (e) above) would constitute a distribution of any Certificate under the Act, that would render the disposition of any Certificate a violation of Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto. The Purchaser will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Pooling and Servicing Agreement.

            6. The Purchaser (a) is not an employee benefit or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code") (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan within the meaning of the Department of Labor ("DOL") regulation at 29 C.F.R. ss.2510.3-101; or

            Certificates is an "insurance company general account" (within the meaning of DOL Prohibited Transaction Class Exemption ("PTCE") 95-60), and the purchase is being made in reliance upon the availability of the exemptive relief afforded under Sections I and III of PTCE 95-60.

                                    Very truly yours,

                                    (Seller)

                                    By:
                                    Name:
                                    Title:

                                  EXHIBIT H

                   FORM OF TRANSFEROR REPRESENTATION LETTER

                                                           ____________, 19___

Residential Asset Securities Corporation
8400 Normandale Lake Boulevard
Suite 600
Minneapolis, Minnesota 55437

The First National Bank of Chicago
One North State Street
9th Floor
Chicago, Illinois 60602

Attention:  Residential Funding Corporation Series 1998-KS4

            Re: Home Equity Mortgage Asset-Backed Pass-Through Certificates, Series 1998-KS4, Class R

Ladies and Gentlemen:

     In connection with the sale by (the "Seller") to (the "Purchaser") of $ Initial Certificate Principal Balance of Home Equity Mortgage Asset-Backed Pass-Through Certificates, Series 1998-KS4, Class R (the "Certificates"), issued pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of December 1, 1998 among Residential Asset Securities Corporation, as seller (the "Depositor"), Residential Funding Corporation, ------------- ------------------ ----------- as master servicer, and The First
National Bank of Chicago, as trustee (the "Trustee"). The Seller hereby certifies, represents and warrants to, and covenants with, the Depositor and the Trustee that:

            Neither the Seller nor anyone acting on its behalf has (a) offered, pledged, sold, disposed of or otherwise transferred any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) has solicited any offer to buy or to accept a pledge, disposition or other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) has otherwise approached or negotiated with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner, (d) has made any general solicitation by means of general advertising or in any other manner, or
(e) has taken any other action, that (as to any of (a) through (e) above) would constitute a distribution of the Certificates under the Securities Act of 1933 (the "Act"), that would render the disposition of any Certificate a violation of
Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto. The Seller will not act, in any manner set forth in the foregoing sentence with respect to any Certificate. The Seller has not and will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Pooling and Servicing Agreement.

                                    Very truly yours,

                                    (Seller)



                                    By:
                                    Name:
                                    Title:

                                  EXHIBIT I

                  Text of Amendment to Pooling and Servicing
                 Agreement Pursuant to Section 11.01(e) for a
                               Limited Guaranty

                                 ARTICLE XII

          [Subordinate Certificate Loss Coverage; Limited Guaranty]

            Section 12.01. Subordinate Certificate Loss Coverage; Limited Guaranty. (a) Subject to subsection (c) below, prior to the later of the third Business Day prior to each Distribution Date or the related Determination Date, the Master Servicer shall determine whether it or any Subservicer will be entitled to any reimbursement pursuant to Section [4.02(c)] on such Distribution Date for Advances or Subservicer Advances previously made, (which will not be Advances or Subservicer Advances that were made with respect to delinquencies which were subsequently determined to be Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses) and, if so, the Master Servicer shall demand payment from Residential Funding of an amount equal to the amount of any Advances or Subservicer Advances reimbursed pursuant to Section [4.02(c)], to the extent such Advances or Subservicer Advances have not been included in the amount of the Realized Loss in the related Mortgage Loan, and shall distribute the same to the Class R Certificateholders in the same manner as if such amount were to be distributed pursuant to Section [4.02(c)].

            Subject to subsection (c) below, prior to the later of the third Business Day prior to each Distribution Date or the related Determination Date, the Master Servicer shall determine whether any Realized Losses (other than Excess Special Hazard Losses, Excess Bankruptcy Losses, Excess Fraud Losses and Extraordinary Losses) will be allocated to the Class R Certificates on such Distribution Date pursuant to Section 4.05, and, if so, the Master Servicer shall demand payment from Residential Funding of the amount of such Realized Loss and shall distribute the same to the Class R Certificateholders in the same manner as if such amount were to be distributed pursuant to Section [4.02(c)]; provided, however, that the amount of such demand in respect of any Distribution Date shall in no event be greater than the sum of (i) the additional amount of Accrued Certificate Interest that would have been paid for the Class R Certificateholders on such Distribution Date had such Realized Loss or Losses not occurred plus (ii) the amount of the reduction in the Certificate Principal Balances of the Class R Certificates on such Distribution Date due to such Realized Loss or Losses. Notwithstanding such payment, such Realized Losses shall be deemed to have been borne by the Certificateholders for purposes of
Section 4.05. Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses and Extraordinary Losses allocated to the Class R Certificates will not be covered by the Subordinate Certificate Loss Obligation.

     Demands for payments pursuant to this Section shall be made prior to the later of the third Business Day prior to each Distribution Date or the related Determination Date by the Master Servicer with written notice thereof to the Trustee. The maximum amount that Residential Funding shall be required to pay pursuant to this Section on any Distribution Date (the "Amount Available") shall be equal to the lesser of (X) minus the sum of (i) all previous payments made under --------------- subsections (a) and (b) hereof and (ii) all draws under the Limited Guaranty made in lieu of such payments as described below in subsection (d) and (Y) the then outstanding Certificate Principal Balances of the Class R Certificates, or such lower amount as may be established pursuant to
Section 12.02. Residential Funding's obligations as described in this Section are referred to herein as the "Subordinate Certificate Loss Obligation."

            The Trustee will promptly notify General Motors Acceptance Corporation of any failure of Residential Funding to make any payments hereunder and shall demand payment pursuant to the limited guaranty (the "Limited Guaranty"), executed by General Motors Acceptance Corporation, of Residential Funding's obligation to make payments pursuant to this Section, in an amount equal to the lesser of (i) the Amount Available and (ii) such required payments, by delivering to General Motors Acceptance Corporation a written demand for payment by wire transfer, not later than the second Business Day prior to the Distribution Date for such month, with a copy to the Master Servicer.

            All payments made by Residential Funding pursuant to this Section or amounts paid under the Limited Guaranty shall be deposited directly in the Certificate Account, for distribution on the Distribution Date for such month to the Class R Certificateholders.

            The  Depositor  shall have the option,  in its sole  discretion,  to substitute for either or both of the Limited Guaranty or the Subordinate Certificate Loss Obligation another instrument in the form of a corporate guaranty, an irrevocable letter of credit, a surety bond, insurance policy or similar instrument or a reserve fund; provided that (i) the Depositor obtains an Opinion of Counsel (which need not be an opinion of Independent counsel) to the effect that obtaining such substitute corporate guaranty, irrevocable letter of credit, surety bond, insurance policy or similar instrument or reserve fund will not cause either (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under
Section 860(F)(a)(1) of the Code or on "contributions after the startup date" under Section 860(G)(d)(1) of the Code or (b) any REMIC to fail to qualify as a REMIC at any time that any Certificate is outstanding, and (ii) no such substitution shall be made unless (A) the substitute Limited Guaranty or Subordinate Certificate Loss Obligation is for an initial amount not less than the then current Amount Available and contains provisions that are in all material respects equivalent to the original Limited Guaranty or Subordinate Certificate Loss Obligation (including that no portion of the fees, reimbursements or other obligations under any such instrument will be borne by the Trust Fund), (B) the long term debt obligations of any obligor of any substitute Limited Guaranty or Subordinate Certificate Loss Obligation (if not supported by the Limited Guaranty) shall be rated at least the lesser of (a) the rating of the long term debt obligations of General Motors Acceptance Corporation as of the date of issuance of the Limited Guaranty and (b) the rating of the long term debt obligations of General Motors Acceptance Corporation at the date of such substitution and (C) the Depositor obtains written confirmation from each nationally recognized credit rating agency that rated the Class R Certificates at the request of the Depositor that such substitution shall not lower the rating on the Class R Certificates below the lesser of (a) the then-current rating assigned to the Class R Certificates by such rating agency and (b) the original rating assigned to the Class R Certificates by such rating agency. Any replacement of the Limited Guaranty or Subordinate Certificate Loss Obligation pursuant to this Section shall be accompanied by a written Opinion of Counsel to the substitute guarantor or obligor, addressed to the Master Servicer and the Trustee, that such substitute instrument constitutes a legal, valid and binding obligation of the substitute guarantor or obligor, enforceable in accordance with its terms, and concerning such other matters as the Master Servicer and the Trustee shall reasonably request. Neither the Depositor, the Master Servicer nor the Trustee shall be obligated to substitute for or replace the Limited Guaranty or Subordinate Certificate Loss Obligation under any circumstance.

            Section 12.02. Amendments Relating to the Limited Guaranty. Notwithstanding Sections 11.01 or 12.01: (i) the provisions of this Article XII may be amended, superseded or deleted, (ii) the Limited Guaranty or Subordinate Certificate Loss Obligation may be amended, reduced or canceled, and (iii) any other provision of this Agreement which is related or incidental to the matters described in this Article XI may be amended in any manner; in each case by written instrument executed or consented to by the Depositor and Residential Funding but without the consent of any Certificateholder and without the consent of the Master Servicer or the Trustee being required unless any such amendment would impose any additional obligation on, or otherwise adversely affect the interests of, the Master Servicer or the Trustee, as applicable; provided that the Depositor shall also obtain a letter from each nationally recognized credit rating agency that rated the Class R Certificates at the request of the Depositor to the effect that such amendment, reduction, deletion or cancellation will not lower the rating on the Class R Certificates below the lesser of (a) the then-current rating assigned to the Class R Certificates by such rating agency and (b) the original rating assigned to the Class R Certificates by such rating agency, unless (A) the Holder of 100% of the Class R Certificates is Residential Funding or an Affiliate of Residential Funding, or (B) such amendment, reduction, deletion or cancellation is made in accordance with
Section 11.01(e) and, provided further that the Depositor obtains, in the case of a material amendment or supersession (but not a reduction, cancellation or deletion of the Limited Guaranty or the Subordinate Certificate Loss Obligation), an Opinion of Counsel (which need not be an opinion of Independent counsel) to the effect that any such amendment or supersession will not cause either (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(1) of the Code or on "contributions after the startup date" under
Section 860G(d)(1) of the Code or (b) the Trust Fund to fail to qualify as a REMIC at any time that any Certificate is outstanding. A copy of any such instrument shall be provided to the Trustee and the Master Servicer together with an Opinion of Counsel that such amendment complies with this Section 12.02.]

                                  EXHIBIT J

                           FORM OF LIMITED GUARANTY

                               LIMITED GUARANTY

                   RESIDENTIAL ASSET SECURITIES CORPORATION

         Home Equity Mortgage Asset-Backed Pass-Through Certificates
                               Series 1998-KS4

                                     , 199

The First National Bank of Chicago
One North State Street
9th Floor
Chicago, Illinois 60602

Attention:  Corporate Trust

Ladies and Gentlemen:

            WHEREAS, Residential Funding Corporation, a Delaware corporation ("Residential Funding"), an indirect wholly-owned subsidiary of General Motors Acceptance Corporation, a New York corporation ("GMAC"), plans to incur certain obligations as described under Section 12.01 of the Pooling and Servicing Agreement dated as of December 1, 1998 (the "Servicing Agreement"), among Residential Asset Securities Corporation (the "Depositor"), Residential Funding and The First National Bank of Chicago (the " Trustee") as amended by Amendment No. 1 thereto, dated as of , with respect to the Home Equity Mortgage Asset-Backed Pass-Through Certificates, Series 1998-KS4 (the "Certificates"); and

            WHEREAS, pursuant to Section 12.01 of the Servicing Agreement, Residential Funding agrees to make payments to the Holders of the Class R Certificates with respect to certain losses on the Mortgage Loans as described in the Servicing Agreement; and

            [WHEREAS, GMAC desires to provide certain assurances with respect to the ability of Residential Funding to secure sufficient funds and faithfully to perform its Subordinate Certificate Loss Obligation;]

            NOW THEREFORE, in consideration of the premises herein contained and certain other good and valuable consideration, the receipt of which is hereby acknowledged, GMAC agrees as follows:

            1. Provision of Funds. (a) GMAC agrees to contribute and deposit in the Certificate Account on behalf of Residential Funding (or otherwise provide to Residential Funding, or to cause to be made available to Residential Funding), either directly or through a subsidiary, in any case prior to the related Distribution Date, [such moneys as may be required by Residential Funding to perform its Subordinate Certificate Loss Obligation when and as the same arises from time to time upon the demand of the Trustee in accordance with
Section 11.01 of the Servicing Agreement.]

            (b) The agreement set forth in the preceding clause (a) shall be absolute, irrevocable and unconditional and shall not be affected by the transfer by GMAC or any other person of all or any part of its or their interest in Residential Funding, by any insolvency, bankruptcy, dissolution or other proceeding affecting Residential Funding or any other person, by any defense or right of counterclaim, set-off or recoupment that GMAC may have against Residential Funding or any other person or by any other fact or circumstance. Notwithstanding the foregoing, GMAC's obligations under clause (a) shall terminate upon the earlier of (x) substitution for this Limited Guaranty pursuant to Section 12.01(f) of the Servicing Agreement, or (y) the termination of the Trust Fund pursuant to the Servicing Agreement.

     2. Waiver. GMAC hereby waives any failure or delay on the part of Residential Funding, the Trustee or any other person in asserting or enforcing any rights or in making any claims or demands hereunder. Any defective or partial exercise of any such rights shall not preclude any other or further exercise of that or any other such right. GMAC further waives demand, presentment, notice of default, protest, notice of acceptance and any other notices with respect to this Limited Guaranty, including, without limitation, those of action or nonaction on the part of Residential Funding or the Trustee.

            3. Modification, Amendment and Termination. This Limited Guaranty may be modified, amended or terminated only by the written agreement of GMAC and the Trustee and only if such modification, amendment or termination is permitted under Section 12.02 of the Servicing Agreement. The obligations of GMAC under this Limited Guaranty shall continue and remain in effect so long as the Servicing Agreement is not modified or amended in any way that might affect the obligations of GMAC under this Limited Guaranty without the prior written consent of GMAC.

            4. Successor. Except as otherwise expressly provided herein, the guarantee herein set forth shall be binding upon GMAC and its respective successors.

            5. Governing Law. This Limited Guaranty shall be governed by the laws of the State of New York.

     6. Authorization and Reliance. GMAC understands that a copy of this Limited Guaranty shall be delivered to the Trustee in connection with the execution of Amendment No. 1 to the Servicing Agreement and GMAC hereby authorizes the Depositor and the Trustee to rely on the covenants and agreements set forth herein.

            7. Definitions. Capitalized terms used but not otherwise defined herein shall have the meaning given them in the Servicing Agreement.

     8. Counterparts. This Limited Guaranty may be executed in any number of counterparts, each of which shall be deemed to be an original and such counterparts shall constitute but one and the same instrument.

            IN WITNESS WHEREOF, GMAC has caused this Limited Guaranty to be executed and delivered by its respective officers thereunto duly authorized as of the day and year first above written.

                                    GENERAL MOTORS ACCEPTANCE CORPORATION



                                    By:
                                    Name:
                                    Title:

Acknowledged by:

The First National Bank of Chicago,

as Trustee

By:
Name:
Title:

                                    RESIDENTIAL ASSET SECURITIES CORPORATION



                                    By:
                                    Name:
                                    Title:

                                  EXHIBIT K

         FORM OF LENDER CERTIFICATION FOR ASSIGNMENT OF MORTGAGE LOAN

                                                                     , 19

Residential Asset Securities Corporation
8400 Normandale Lake Boulevard
Suite 600
Minneapolis, Minnesota  55437

The First National Bank of Chicago
One North State Street
9th Floor
Chicago, Illinois 60602

Attention:  Corporate Trust Administration

            Re: Home Equity Mortgage Asset-Backed Pass-Through Certificates, Series 1998-KS4, Assignment of Mortgage Loan

Ladies and Gentlemen:

            This letter is delivered to you in connection with the assignment by (the "Trustee") to ______________________ (the "Lender") of (the "Mortgage Loan") pursuant to Section 3.12(d) of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of December 1, 1998, among Residential Asset Securities Corporation, as seller (the "Depositor"), Residential Funding Corporation, as master servicer, and the Trustee. All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Lender hereby certifies, represents and warrants to, and covenants with, the Master Servicer and the Trustee that:

            the Mortgage Loan is secured by Mortgaged Property located in a jurisdiction in which an assignment in lieu of satisfaction is required to preserve lien priority, minimize or avoid mortgage recording taxes or otherwise comply with, or facilitate a refinancing under, the laws of such jurisdiction;

            the substance of the assignment is, and is intended to be, a refinancing of such Mortgage Loan and the form of the transaction is solely to comply with, or facilitate the transaction under, such local laws;

     the Mortgage Loan following the proposed assignment will be modified to have a rate of interest more than the greater of (a) 1/4% and (b) 5% of the annual yield of the unmodified Mortgage Loan, below or above the rate of interest on such Mortgage Loan prior to such proposed assignment; and such assignment is at the request of the borrower under the related Mortgage Loan.

                                    Very truly yours,

                                    (Seller)



                                    By:
                                    Name:
                                    Title:

                                  EXHIBIT L

                [FORM OF RULE 144A INVESTMENT REPRESENTATION]

           Description of Rule 144A Securities, including numbers:









            The undersigned seller, as registered holder (the "Seller"), intends to transfer the Rule 144A Securities described above to the undersigned buyer (the "Buyer").

            1. In connection with such transfer and in accordance with the agreements pursuant to which the Rule 144A Securities were issued, the Seller hereby certifies the following facts: Neither the Seller nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A Securities under the Securities Act of 1933, as amended (the "1933 Act"), or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, and that the Seller has not offered the Rule 144A Securities to any person other than the Buyer or another "qualified institutional buyer" as defined in Rule 144A under the 1933 Act.

     2. The Buyer warrants and represents to and covenants with the Seller, the Trustee and the Master Servicer (as defined in the Pooling and Servicing Agreement (the "Agreement"), dated as of December 1, 1998 among Residential Funding Corporation, as Master Servicer, Residential Asset Securities Corporation, as depositor, pursuant to Section 5.02 of the Agreement and The First National Bank of Chicago, as trustee, as follows:

     a. The Buyer understands that the Rule 144A Securities have not been registered under the 1933 Act or the securities laws of any state.

     b. The Buyer considers itself a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of investment in the Rule 144A Securities.

     c. The Buyer has been furnished with all information regarding the Rule 144A Securities that it has requested from the Seller, the Trustee or the Servicer.

            d.  Neither the Buyer nor anyone  acting on its behalf has  offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A Securities under the 1933 Act or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, nor will it act, nor has it authorized or will it authorize any person to act, in such manner with respect to the Rule 144A Securities.

            e. The Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the 1933 Act and has completed either of the forms of certification to that effect attached hereto as Annex 1 or Annex
      2. The Buyer is aware that the sale to it is being made in reliance on Rule 144A. The Buyer is acquiring the Rule 144A Securities for its own account or the accounts of other qualified institutional buyers, understands that such Rule 144A Securities may be resold, pledged or transferred only (i) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the 1933 Act.

            [3.  The Buyer

     a. is not an employee benefit or other plan subject to the prohibited transaction provision of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code") (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan; or

     b. is an insurance company, the source of funds to be used by it to purchase the Certificates is an "insurance company general account" (within the meaning of Department of Labor Prohibited Transaction Class Exemption ("PTCE") 95-60), and the purchase is being made in reliance upon the availability of the exemptive relief afforded under Sections I and III of PTCE 95-60.]

     4. This document may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same document.

            IN WITNESS WHEREOF, each of the parties has executed this document as of the date set forth below.

Print Name of Seller                      Print Name of Buyer

By:                                       By:
    Name:                                     Name:
    Title:                                    Title:

Taxpayer Identification:                  Taxpayer Identification:
No.                                       No.

Date:                                     Date:

                             ANNEX 1 TO EXHIBIT L

           QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

           [For Buyers Other Than Registered Investment Companies]

 The undersigned hereby certifies as follows in connection with the Rule 144A

Investment Representation to which this Certification is attached:

            1. As indicated below, the undersigned is the President, Chief Financial Officer, Senior Vice President or other executive officer of the Buyer.

            2. In connection with purchases by the Buyer, the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because (i) the Buyer owned and/or invested on a discretionary basis $ $10,000,000 in securities.

/table organization described in Section 501(c)(3) of the Internal Revenue Code.

     Bank. The Buyer (a) is a national bank or banking institution organized under the laws of any State, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

     Savings and Loan. The Buyer (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements.

     Broker-Dealer. The Buyer is a dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934.

     Insurance Company. The Buyer is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State or territory or the District of Columbia.

     State or Local Plan. The Buyer is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

            ERISA Plan. The Buyer is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

     Investment Adviser. The Buyer is an investment adviser registered under the Investment Advisers Act of 1940.

     SBIC. The Buyer is a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

     Business Development Company. The Buyer is a business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

            Trust Fund. The Buyer is a trust fund whose trustee is a bank or trust company and whose participants are exclusively (a) plans established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees, or (b) employee benefit plans within the meaning of Title I of the Employee Retirement Income Security Act of 1974, but is not a trust fund that includes as participants individual retirement accounts or H.R. 10 plans.

     3. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer, (ii) securities that are part of an unsold allotment to or subscription by the Buyer, if the Buyer is a dealer,
(iii) bank deposit notes and certificates of deposit,  (iv) loan participations,
(v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

     4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Buyer, the Buyer used the cost of such securities to the Buyer and did not include any of the securities referred to in the preceding paragraph. Further, in determining such aggregate amount, the Buyer may have included securities owned by subsidiaries of the Buyer, but only if such subsidiaries are consolidated with the Buyer in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Buyer's direction. However, such securities were not included if the Buyer is a majority-owned, consolidated subsidiary of another enterprise and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934.

     5. The Buyer acknowledges that it is familiar with Rule 144A and understands that the seller to it and other parties related to the Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

                                    Will the Buyer be purchasing the Rule 144A

            Yes No Securities only for the Buyer's own account?

     6. If the answer to the foregoing question is "no", the Buyer agrees that, in connection with any purchase of securities sold to the Buyer for the account of a third party (including any separate account) in reliance on Rule 144A, the Buyer will only purchase for the account of a third party that at the time is a "qualified institutional buyer" within the meaning of Rule 144A. In addition, the Buyer agrees that the Buyer will not purchase securities for a third party unless the Buyer has obtained a current representation letter from such third party or taken other appropriate steps contemplated by Rule 144A to conclude that such third party independently meets the definition of "qualified institutional buyer" set forth in Rule 144A.

     7. The Buyer will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification as of the date of such purchase.


                                    Print Name of Buyer



                                    By:
                                    Name:
                                    Title:
                                    Date:

                             ANNEX 2 TO EXHIBIT L

           QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

            [For Buyers That Are Registered Investment Companies]

            The undersigned hereby certifies as follows in connection with the Rule 144A Investment Representation to which this Certification is attached:

            1. As indicated below, the undersigned is the President, Chief Financial Officer or Senior Vice President of the Buyer or, if the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because Buyer is part of a Family of Investment Companies (as defined below), is such an officer of the Adviser.

            2. In connection with purchases by Buyer, the Buyer is a "qualified institutional buyer" as defined in SEC Rule 144A because (i) the Buyer is an investment company registered under the Investment Company Act of 1940, and (ii) as marked below, the Buyer alone, or the Buyer's Family of Investment Companies, owned at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year. For purposes of determining the amount of securities owned by the Buyer or the Buyer's Family of Investment Companies, the cost of such securities was used.

     The Buyer owned $ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

     The Buyer is part of a Family of Investment Companies which owned in the aggregate $ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

     3. The term "Family of Investment Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

     4. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer or are part of the Buyer's Family of Investment Companies, (ii) bank deposit notes and certificates of deposit, (iii) loan participations, (iv) repurchase agreements, (v) securities owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps.

     5. The Buyer is familiar with Rule 144A and understands that each of the parties to which this certification is made are relying and will continue to rely on the statements made herein because one or more sales to the Buyer will be in reliance on Rule 144A. In addition, the Buyer will only purchase for the Buyer's own account.

     6. The undersigned will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice, the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.


                                    Print Name of Buyer



                                    By:
                                    Name:
                                    Title:




                                    IF AN ADVISER:




                                    Print Name of Buyer

                                    Date:

                                  EXHIBIT M
                           HIGH COST MORTGAGE LOANS

                               RFC Loan Number

GROUP I                                   GROUP II

                                  EXHIBIT N
                        REPRESENTATIONS AND WARRANTIES

            Capitalized terms used in this Exhibit, not defined in the Agreement or herein shall have the meanings set forth in the Program Guide.

            Residential Funding hereby represents and warrants to the Trustee, as to each Mortgage Loan, that as of the Closing Date or as of such other date specifically provided herein:

     (iii) Immediately prior to the delivery of the Mortgage Loans to the Depositor, Residential Funding has good title to, and is the sole owner of, each Loan free and clear of any mortgage, pledge, lien, security interest, charge or other encumbrance, and had full right and authority to sell and assign the Mortgage Loans pursuant to the Assignment and Assumption Agreement.

     (ii) The proceeds of the Mortgage Loan have been fully disbursed, there is no requirement for future advances thereunder and any and all requirements as to completion of any on-site or off-site improvements and as to disbursements of any escrow funds therefor (including any escrow funds held to make Monthly Payments pending completion of such improvements) have been complied with. All costs, fees and expenses incurred in making, closing or recording the Mortgage Loans were paid.

     (iii) The Borrower (including any party secondarily liable under the Loan Documents) has no right of set-off, defense, counterclaim or right of rescission as to any Loan Document.

     (iv) Residential Funding and any other originator, Servicer or other previous owner of each Mortgage Loan has obtained all licenses and effected all registrations required under all applicable local, State and federal laws, regulations and orders, including without limitation truth in lending and disclosure laws, necessary to own or originate the Mortgage Loans (the failure to obtain such licenses or to comply with such laws, regulations and orders would make such Mortgage Loans void or voidable). Each Mortgage Loan was originated in compliance with all applicable state and federal laws, including, without limitation, truth in lending and disclosure laws.

            (v) A policy of title insurance, in the form and amount that is in material compliance with the Program Guide, was effective as of the closing of each Loan, is valid and binding, and remains in full force and effect, unless the Mortgaged Premises are located in the State of Iowa and an attorney's certificate has been provided as described in clause (k) of the Program Guide. No claims have been made under such title insurance policy and no holder of the related mortgage, including Residential
      Funding, has done or omitted to do anything which would impair the coverage of such title insurance policy.

            (vi) Each Mortgage is a valid and enforceable first lien (or junior lien, with respect to 2.4% of the Group I Loans and 0.7% of the Group II Loans (with respect to the Group I Junior Loans, the combined first and second lien does not exceed $227,150)) on the Mortgaged Property subject only to (1) the lien of nondelinquent current real property taxes and assessments, (2) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage, such exceptions appearing of record being acceptable to mortgage lending institutions generally or specifically reflected in the appraisal made in connection with the origination of the related Mortgage Loan, and (3) other matters to which like properties are commonly subject that do not materially interfere with the benefits of the security intended to be provided by such Mortgage.

     (vii) All improvements which were considered in determining the appraised Value of the Mortgaged Premises lie wholly within the boundaries and the building restriction lines of the Mortgaged Premises, or the policy of title insurance affirmatively insures against loss or damage by reason of any violation, variation, encroachment or adverse circumstance that either is disclosed or would have been disclosed by an accurate survey.

     (viii) There are no delinquent tax or delinquent assessment liens against the Mortgaged Premises, and there are no mechanic's liens or claims for work, labor or material or any other liens affecting the Mortgaged Premises, which are or may be a lien prior to, or equal with, the lien of the Security Instrument assigned to Residential Funding, except those liens that are insured against by the policy of title insurance and described in (v) above.

            (ix) Each Mortgaged Property is free of material damage and is in good repair.

     (x) The improvements upon the Mortgaged Premises are insured against loss by fire and other hazards as required by the Program Guide, including flood insurance if required under the National Flood Insurance Act of 1968, as amended. The Security Instrument requires the Borrower to maintain such casualty insurance at the Borrower's expense, and on the Borrower's failure to do so, authorizes the holder of the Security Instrument to obtain and maintain such insurance at the Borrower's expense and to seek reimbursement therefore from the Borrower.

            (xi) The appraisal was made by an appraiser who meets the minimum qualifications for appraisers as specified in the Program Guide.

     (xii) Each Note and Security Instrument constitutes a legal, valid and binding obligation of the Borrower enforceable in accordance with its terms except as limited by bankruptcy, insolvency or other similar laws affecting generally the enforcement of creditors' rights.

            (xiii) Each Mortgage Loan was originated (1) by a savings and loan association, savings bank, commercial bank, credit union, insurance company or similar institution that is supervised and examined by a federal or state authority, (2) by a mortgagee approved by the Secretary of HUD pursuant to Sections 203 and 211 of the National Housing Act, as amended, or (3) by a mortgage broker or correspondent lender in a manner such that the Certificates would qualify as "mortgage related securities within the meaning of Section 3(a)(41) of the Securities Exchange Act of 1934, as amended.

            (xiv) No Mortgage Loan is secured by a leasehold estate.

            (xv) The information set forth on the Mortgage Loan Schedule with respect to each Mortgage Loan is true and correct in all material respects.

     (xvi) As of the Cut-off Date, approximately 7.2% of the Mortgage Loans by aggregate principal balance as of the Cut-off Date, are delinquent in payment of principal and interest by one month. As of the Cut-off Date, no Group I Loan or Group II Loan is two months or more delinquent in payment of principal and interest. The Depositor has no reason to believe that any Mortgage Loan as of the Cut-off Date that is 30 or more days contractually delinquent will not be brought current or will become delinquent again after it is brought current.

     (xvii) 59 Group I Loans and 96 Group II Loans with Loan-to-Value Ratios at origination in excess of 80%, representing 1.9% of the Group I Loans and 3.0% of the Group II Loans, are insured by a primary mortgage insurance policy covering the amount of such Group I Loan or Group II Loan in excess of 75%. The weighted average Loan-to-Value Ratio with respect to the Group I Loans and the Group II Loans, by outstanding principal balance as of the Cut-off Date, is 76.4% and 80.4%, respectively.

            (xviii) Each Mortgage Loan is covered by a standard hazard insurance policy.

     (xix) No more than approximately 0.1% of the Group I Loans, and 0.2% of the Group II Loans, each by outstanding principal balance as of the Cut-off Date, are located in any one zip code area in California. No more than approximately 0.4% of the Group I Loans, and 0.3% of the Group II Loans, are located in any one zip code area outside California.

            (xx)  The  Mortgage  Rate on (a) 285  Group II  Loans,  representing approximately 7.4% of the Group II Loans (the "Treasury Index Mortgage Loans"), will adjust annually commencing approximately (i) one year after origination (with respect to 279 Group II Loans representing approximately 7.3% of the Group II Loans) (the "One Year Fixed Period Treasury Index Group II Loans"), or (ii) three years after origination (with respect to 46 Group II Loans, representing approximately 0.1% of the Group II Loans) (the "Three Year Fixed Period Treasury Index Group II Loans") (with the exception of two Three Year Fixed Period Treasury Index Group II Loans which will adjust annually commencing two years after origination) or (b) 3,529 Group II Loans, representing approximately 81.8% of the Group II Loans, will adjust semi-annually commencing approximately (i) six months after origination (with respect to 183 Group II Loans, representing approximately 4.8% of the Group II Loans) (the "Six Month LIBOR Group II Loans"), (ii) one year after origination (with respect to 6 Group II Loans, representing approximately 0.1% of the Group II Loans) (the "One Year Fixed Period LIBOR Group II Loans"); (iii) two years after origination (with respect to 2,877 Group II Loans, representing approximately 67.7% of the Group II Loans) (the "Two Year Fixed Period LIBOR Group II Loans"), or (iv) three years after origination (with respect to 463 Group II Loans, representing approximately 9.3% of the Group II Loans (the "Three Year Fixed Period LIBOR Group II Loans"), in each case on the Adjustment Date specified in the related Mortgage Note to a rate equal to the sum (rounded as described in the Prospectus Supplement) of the related Index described in the Prospectus Supplement and the Note Margin set forth in the related Mortgage Note, subject to the limitations described in the Prospectus Supplement, and semi-annually or annually, as applicable, thereafter, and each such Adjustable Rate Mortgage Loan has an original term to maturity from the date on which the first monthly payment is due of not more than approximately 30 years. On each Adjustment Date, the Mortgage Rate will be adjusted to equal the related Index plus the Gross Margin (rounded to the nearest multiple of one-eighth of one percent (0.125%) or up to the nearest one-eighth of one percent with respect to 2.3% of the Group II Loans, which are indicated by a "U" on Exhibit D-2 hereto, except in the case of twenty-four of the Group II Loans, which do not round and are indicated by an "X" on Exhibit D-2 hereto under the heading "NOTE METHOD"), subject in each case to the Periodic Rate Cap, the Mortgage Rate and the Minimum Mortgage Rate. The amount of the monthly payment on each Mortgage Loan will be adjusted semi-annually or annually on the first day of the month following the month in which the adjustment date occurs to equal the amount necessary to pay interest at the then-applicable Mortgage Rate to fully amortize the outstanding principal balance of the Mortgage Loan over its remaining term to stated maturity. No Mortgage Loan is subject to negative amortization.

            (xxi) 10.5% of the Mortgage Loans are Balloon Mortgage Loans.

     (xxii) With respect to each Mortgage constituting a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in such Mortgage, and no fees or expenses are or will become payable by the holder of the Mortgage Loan to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Mortgagor.

            (xxiii) Approximately 2.9% of the Mortgaged Properties related to the Group I Loans, and 10.3% of the Mortgaged Properties related to the Group II Loans (each by outstanding principal balance as of the Cut-off
      Date), are units in detached planned unit developments. Approximately 0.8% of the Mortgaged Properties related to the Group I Loans, and 1.3% of the Mortgaged Properties related to the Group II Loans (each by outstanding principal balance as of the Cut-off Date), are units in attached planned unit developments. Approximately 1.5% of the Mortgaged Properties related to the Group I Loans, and 0.8% of the Mortgaged Properties related to the Group II Loans (each by outstanding principal balance as of the Cut-off
      Date), are units in townhouses. Each Mortgaged Property is suitable for year-round occupancy.

     (xxiv) Approximately 2.6% of the Mortgaged Properties related to the Group I Loans, and 3.0% of the Mortgaged Properties related to the Group II Loans (each by outstanding principal balance as of the Cut-off Date), are condominium units.

     (xxv) Approximately 93.7% of the Group I Loans, and 97.2% of the Group II Loans, each by outstanding principal balance as of the Cut-off Date, are secured by the owner's primary residence. Approximately 0.8% of the Group I Loans, and 0.7% of the Group II Loans, each by outstanding principal balance as of the Cut-off Date, are secured by the owner's second or vacation residence. Approximately 5.5% of the Group I Loans, and 2.8% of the Group II Loans, each by outstanding principal balance as of the Cut-off Date, are secured by a non-owner occupied residence.

     (xxvi) Approximately 3.6% of the Group I Loans, and 3.1% of the Group II Loans, each by outstanding principal balance as of the Cut-off Date, are secured by two-to-four family dwelling units. Approximately 85.0% of the Group I Loans, and 80.6% of the Group II Loans, each by outstanding principal balance as of the Cut-off Date, are secured by detached one-family dwelling units.

     (xxvii) The average outstanding principal balance of the Mortgage Loans at origination was approximately $70,846 for the Group I Loans, and $117,969 for the Group II Loans. Among the Group I Loans, no Mortgage Loan at origination had a principal balance of less than $4,200 or more than $227,150. Among the Group II Loans, no Mortgage Loan at origination had a principal balance of less than $11,250 or more than $850,000.

            (xxviii) As of the Cut-off Date, all Mortgage Rate adjustments on Mortgage Loans that have reached an Adjustment Date have been done in accordance with the terms of the related Mortgage Note.

     (xxix) Any escrow arrangements established with respect to any Mortgage Loan are in compliance with all applicable local, state and federal laws and are in compliance with the terms of the related Mortgage Note.

     (xxx) Except as otherwise specifically set forth herein, there is no default, breach, violation or event of acceleration existing under any Mortgage Note or Mortgage and no event which, with notice and expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration, and no such default, breach, violation or event of acceleration has been waived by Residential Funding or by any other entity involved in originating or servicing a Mortgage Loan

            (xxxi) Each Mortgage Loan  constitutes  a qualified  mortgage  under
Section   860G(a)(3)(A)   of  the  Code   and   Treasury   Regulations   Section
1.860G-2(a)(1).

                                 EXHIBIT O-1


                    CERTIFICATE GUARANTY INSURANCE POLICY

                                 LOAN GROUP I

                                 EXHIBIT O-2


CERTIFICATE GUARANTY INSURANCE POLICY

LOAN GROUP II

EXHIBIT P


SCHEDULE OF TARGETED PRINCIPAL BALANCES

                              TABLE OF CONTENTS

                                                                          Page

ARTICLE I....................................................................2

   DEFINITIONS...............................................................2

      Section.1.01.  Definitions.............................................2

            Accrued Certificate Interest.....................................2

            Adjustable Group II Loan.........................................3

            Adjusted Mortgage Rate...........................................3

            Adjustment Date..................................................3

            Advance..........................................................3

            Affiliate........................................................3

            Agreement........................................................3

            Amount Held for Future Distribution..............................3

            Appraised Value..................................................4

            Assignment.......................................................4

            Assignment Agreement.............................................4

            Available Distribution Amount....................................4

            Bankruptcy Amount................................................5

            Bankruptcy Code..................................................5

            Bankruptcy Loss..................................................5

            Basis Risk Reserve Fund..........................................5

            Book-Entry Certificate...........................................5

            Business Day.....................................................5

            Buydown Funds....................................................6

            Buydown Mortgage Loan............................................6

            Cash Liquidation.................................................6

            Certificate......................................................6

            Certificate Account..............................................6

            Certificate Account Deposit Date.................................6

            Certificateholder or Holder......................................6

            Certificate Insurer Premium......................................7

            Certificate Insurer Premium Rate.................................7

            Certificate Owner................................................7

            Certificate Principal Balance....................................7

            Certificate Register and Certificate Registrar...................7

            Class............................................................7

            Class A Certificate..............................................7

            Class A-I Certificate............................................7

            Class A-I Percentage.............................................8

            Class A-II Basis Risk Shortfalls.................................8

            Class A-II Certificate...........................................8

            Class A-II Percentage............................................8

            Class R Certificate..............................................8

            Class R-I Certificate............................................8

            Class R-II Certificate...........................................8

            Class R-III Certificate..........................................9

            Class SB Certificate.............................................9

            Class SB-I Certificate...........................................9

            Class SB-II Certificate..........................................9

            Closing Date.....................................................9

            Code.............................................................9

            Combined Loan-to-Value Ratio.....................................9

            Compensating Interest............................................9

            Corporate Trust Office..........................................10

            Curtailment.....................................................10

            Custodial Account...............................................10

            Custodial Agreement.............................................10

            Custodian.......................................................10

            Cut-off Date....................................................10

            Cut-off Date Principal Balance..................................10

            Debt Service Reduction..........................................10

            Deficiency Amount...............................................10

            Deficient Valuation.............................................11

            Definitive Certificate..........................................11

            Deleted Mortgage Loan...........................................11

            Delinquency Ratio...............................................11

            Delinquent......................................................11

            Depository......................................................11

            Depository Participant..........................................11

            Destroyed Mortgage Note.........................................11

            Determination Date..............................................12

            Disqualified Organization.......................................12

            Distribution Date...............................................12

            Due Date........................................................12

            Due Period......................................................12

            Eligible Account................................................12

            Event of Default................................................13

            Excess Bankruptcy Loss..........................................13

            Excess Fraud Loss...............................................13

            Excess Special Hazard Loss......................................13

            Extraordinary Events............................................13

            Extraordinary Losses............................................14

            FASIT...........................................................14

            FDIC............................................................14

            FHLMC...........................................................14

            Final Distribution Date.........................................14

            Fitch IBCA......................................................14

            FNMA............................................................14

            Foreclosure Profits.............................................14

            Fraud Loss Amount...............................................14

            Fraud Losses....................................................15

            Gross Margin....................................................15

            Group I Available Excess Cash Flow..............................15

            Group I Cumulative Insurance Payment............................16

            Group I Loans...................................................16

            Group I Policy..................................................16

            Group I REO Properties..........................................16

            Group I Prepayment Interest Shortfall...........................16

            Group II Available Excess Cash Flow.............................16

            Group II Cumulative Insurance Payments..........................16
            Group II Loans..................................................16

            Group II Policy.................................................17

            Group II Prepayment Interest Shortfall..........................17

            Group II REO Properties.........................................17

            High Cost Loan..................................................17

            Independent.....................................................17

            Index...........................................................17

            Initial Basis Risk Reserve Fund Deposit.........................17

            Initial Certificate Principal Balance...........................17

            Insurance Account...............................................18

            Insurance Agreement.............................................18

            Insurance Proceeds..............................................18

            Insured Amount..................................................18

            Insurer.........................................................18

            Insurer Account.................................................18

            Insurer Default.................................................18

            Interest Accrual Period.........................................18

            Junior Mortgage Loan............................................19

            Late Collections................................................19

            Late Payment Rate...............................................19

            LIBOR...........................................................19

            LIBOR Business Day..............................................19

            LIBOR Rate Adjustment Date......................................19

            Liquidation Proceeds............................................19

            Loan-to-Value Ratio.............................................19

            Loan Group......................................................19

            Loan Group......................................................19

            Loan Group I Excess Cash Flow...................................20

            Loan Group I Optional Termination Date..........................20

            Loan Group I Stated Principal Balance...........................20

            Loan Group II...................................................20

            Loan Group II Excess Cash Flow..................................20

            Loan Group II Optional Termination Date.........................20

            Loan Group II Stated Principal Balance..........................20

            Maturity Date...................................................20

            Maximum Group II Rate...........................................20

            Maximum Mortgage Rate...........................................20

            Maximum Net Mortgage Rate.......................................21

            Minimum Mortgage Rate...........................................21

            Modified Mortgage Loan..........................................21

            Modified Net Mortgage Rate......................................21

            Monthly Payment.................................................21

            Moody's.........................................................21

            Mortgage........................................................21

            Mortgage File...................................................21

            Mortgage Loan Schedule..........................................21

            Mortgage Loans..................................................23

            Mortgage Note...................................................23

            Mortgage Rate...................................................23

            Mortgaged Property..............................................23

            Mortgagor.......................................................23

            Net Mortgage Rate...............................................23

            Non-Primary Residence Loans.....................................24

            Non-United States Person........................................24

            Nonrecoverable Advance..........................................24

            Nonsubserviced Mortgage Loan....................................24

            Note Margin.....................................................24

            Notice..........................................................24

            Officers' Certificate...........................................24

            Opinion of Counsel..............................................24

            Outstanding Mortgage Loan.......................................24

            Ownership Interest..............................................24

            Pass-Through Rate...............................................25

            Paying Agent....................................................25

            Percentage Interest.............................................25

            Periodic Cap....................................................25

            Permitted Investments...........................................25

            Permitted Transferee............................................26

            Person..........................................................26

            Policy or Policies..............................................26

            Prepayment Assumption...........................................27

            Prepayment Interest Shortfall...................................27

            Prepayment Period...............................................27

            Primary Insurance Policy........................................27

            Principal Distribution Amount...................................27

            Principal Prepayment............................................28

            Principal Prepayment in Full....................................28

            Program Guide...................................................28

            Purchase Price..................................................28

            Qualified Substitute Mortgage Loan..............................29

            Rating Agency...................................................29

            Realized Loss...................................................29

            Record Date.....................................................30

            Relief Act......................................................30

            REMIC...........................................................30

            REMIC Administrator.............................................30

            REMIC I.........................................................30

            REMIC I Interest................................................31

            REMIC I Regular Interest........................................31

            REMIC II....................................................Error!

            REMIC II Interest...............................................31

            REMIC II Regular Interest.......................................31

            REMIC I Remittance Rate.........................................31

            REMIC II........................................................31

            REMIC II Remittance Rate........................................31

            REMIC III.......................................................32

            REMIC III Certificate...........................................32

            REMIC III Regular Certificate...................................32

            REMIC III Regular Interest......................................32

            REMIC Provisions................................................32
            REO Acquisition.................................................32

            REO Disposition.................................................32

            REO Imputed Interest............................................32

            REO Proceeds....................................................32

            REO Property....................................................32

            Request for Release.............................................33

            Required Insurance Policy.......................................33

            Residential Funding.............................................33

            Responsible Officer.............................................33

            Rolling Six Month Delinquency Rate..............................33

            Seller..........................................................33

            Seller's Agreement..............................................33

            Servicing Accounts..............................................33

            Servicing Advances..............................................33

            Servicing Fee...................................................33

            Servicing Fee Rate..............................................34

            Servicing Officer...............................................34

            Servicing Modification..........................................34

            Special Hazard Amount...........................................34

            Special Hazard Loss.............................................35

            Standard & Poor's...............................................35

            Startup Date....................................................35

            Stated Principal Balance........................................35

            Subordinated Amount.............................................35

            Subordination Deficiency Amount.................................36

            Subordination Increase Amount...................................36

            Subordination Reduction Amount..................................36

            Subserviced Mortgage Loan.......................................36

            Subservicer.....................................................37

            Subservicer Advance.............................................37

            Subservicing Account............................................37

            Subservicing Agreement..........................................37

            Subservicing Fee................................................37

            Targeted Subordinated Amount....................................37

            Tax Returns.....................................................39

            Transfer........................................................39

            Transferee......................................................39

            Transferor......................................................39

            Trigger Event...................................................39

            Trust Fund......................................................39

            12 Month Loss Amount............................................40

            Unadjusted Accrued Certificate Interest.........................40

            Uniform Single Attestation Program for Mortgage Bankers.........40

            Uninsured Cause.................................................40

            United States Person............................................40

            Voting Rights...................................................40

      Section 1.02. Determination of LIBOR..................................41

      Section 1.03. Certain REMIC Matters...................................42

ARTICLE II..................................................................44

   CONVEYANCE OF MORTGAGE LOANS;............................................44

      Section 2.01. Conveyance of Mortgage Loans............................44

      Section 2.02. Acceptance by Trustee...................................48

      Section 2.03. Representations, Warranties and Covenants of the Master
               Servicer and the Depositor .................................49

      Section 2.04. Representations and Warranties of Sellers; Additional
               Representations and Warranties of Residential Funding ......51

      Section 2.05. Execution and Authentication of Certificates............53

ARTICLE III.................................................................54

   ADMINISTRATION AND SERVICING.............................................54

      Section 3.01. Master Servicer to Act as Servicer......................54

      Section 3.02. Subservicing Agreements Between Master Servicer and Subservicers; Enforcement of Subservicers' and Sellers' Obligations55

      Section 3.03. Successor Subservicers..................................56

      Section 3.02.. Liability of the Master Servicer.......................57

      Section 3.05. No Contractual Relationship Between Subservicer and
                    Trustee or Certificateholders .........................57

      Section 3.06. Assumption or Termination of Subservicing Agreements by
                     Trustee ..............................................57

      Section 3.07. Collection of Certain Mortgage Loan Payments; Deposits
                    to Custodial Account ..................................58

      Section 3.08. Subservicing Accounts; Servicing Accounts...............60

      Section 3.09. Access to Certain Documentation and Information Regarding
                     the Mortgage Loans ...................................62

      Section 3.10. Permitted Withdrawals from the Custodial Account........62

      Section 3.11. Maintenance of Primary Insurance Coverage...............64

      Section 3.12. Maintenance of Fire Insurance and Omissions and Fidelity
               Coverage. ..................................................65

      Section 3.13. Enforcement of Due-on-Sale Clauses; Assumption and
                    Modification Agreements; Certain Assignments ..........66

      Section 3.14. Realization Upon Defaulted Mortgage Loans...............68

      Section 3.15. Trustee to Cooperate; Release of Mortgage Files.........71

      Section 3.16. Servicing and Other Compensation; Compensating Interest.72

      Section 3.17. Reports to the Trustee and the Depositor................73

      Section 3.18. Annual Statement as to Compliance.......................74

      Section 3.19. Annual Independent Public Accountants' Servicing Report.74

      Section 3.20. Right of the Depositor in Respect of the Master Servicer75

      Section 3.21. [Reserved]..............................................75

      Section 3.22. Administration of Buydown Funds.........................75

ARTICLE IV..................................................................76

   PAYMENTS TO CERTIFICATEHOLDERS...........................................76

      Section 4.01. Certificate Account.....................................76

      Section 4.02. Distributions...........................................77

      Section 4.03. Statements to Certificateholders........................81

      Section 4.04. Distribution of Reports to the Trustee and the Depositor;
                Advances by the Master Servicer ...........................84

      Section 4.05. Allocation of Realized Losses...........................85

      Section 4.06. Reports of Foreclosures and Abandonment of Mortgaged
                    Property ..............................................87

      Section 4.07. Optional Purchase of Defaulted Mortgage Loans...........87

      Section 4.08. The Policies............................................87

ARTICLE V...................................................................88

   THE CERTIFICATES.........................................................88

      Section 5.01. The Certificates........................................88

      Section 5.02. Registration of Transfer and Exchange of Certificates...90

      Section 5.03. Mutilated, Destroyed, Lost or Stolen Certificates.......95

      Section 5.04. Persons Deemed Owners...................................95

      Section 5.05. Appointment of Paying Agent.............................95

      Section 5.06. Optional Purchase of Certificates.......................96

   Section 5.07  Basis Risk Reserve Fund....................................97

ARTICLE VI..................................................................98

   THE COMPANY AND THE MASTER SERVICER......................................98



      Section 6.01. Respective Liabilities of the Depositor and the Master
                    Servicer ..............................................98

      Section 6.02. Merger or Consolidation of the Depositor or the Master Servicer; Assignment of Rights and Delegation of Duties by Master Servicer98

      Section 6.03. Limitation on Liability of the Depositor, the Master
                    Servicer and Others. ..................................99

      Section 6.04. Depositor and Master Servicer Not to Resign............100

ARTICLE VII................................................................101

   DEFAULT  ...............................................................101

      Section 7.01. Events of Default......................................101

      Section 7.02. Trustee or Depositor to Act; Appointment of Successor..103

      Section 7.03. Notification to Certificateholders.....................104

      Section 7.04. Waiver of Events of Default............................104

      Section 7.05. Trigger Events; Removal of Master Servicer.............104

ARTICLE VIII...............................................................105

   CONCERNING THE TRUSTEE..................................................105

      Section 8.01. Duties of Trustee......................................105

      Section 8.02. Certain Matters Affecting the Trustee..................107

      Section 8.03. Trustee Not Liable for Certificates or Mortgage Loans..109

      Section 8.04. Trustee May Own Certificates...........................109

      Section 8.05. Master Servicer to Pay Trustee's Fees and Expenses;
                    Indemnification .......................................109

      Section 8.06. Eligibility Requirements for Trustee...................110

      Section 8.07. Resignation and Removal of the Trustee.................110

      Section 8.08. Successor Trustee......................................112

      Section 8.09. Merger or Consolidation of Trustee.....................112

      Section 8.10. Appointment of Co-Trustee or Separate Trustee..........112

      Section 8.11. Appointment of Custodians..............................113

      Section 8.12. Appointment of Office or Agency........................114

ARTICLE IX.................................................................114

   TERMINATION.............................................................114

      Section 9.01. Termination Upon Purchase by the Master Servicer or the
               Depositor or Liquidation of All Mortgage Loans .............114

      Section 9.02. Termination of REMIC III...............................117

      Section 9.03. Additional Termination Requirements....................117

ARTICLE X..................................................................118

   REMIC PROVISIONS........................................................118

      Section 10.01. REMIC Administration..................................118

      Section 10.02. Master Servicer, REMIC Administrator and Trustee
                    Indemnification .......................................122

ARTICLE XI.................................................................122

   MISCELLANEOUS PROVISIONS................................................122

      Section 11.01. Amendment.............................................122

      Section 11.02. Recordation of Agreement; Counterparts................125

      Section 11.03. Limitation on Rights of Certificateholders............125

      Section 11.04. Governing Law.........................................126

      Section 11.05. Notices...............................................126

      Section 11.06. Notices to Rating Agency and the Insurer..............127

      Section 11.07. Severability of Provisions............................128

      Section 11.08. Supplemental Provisions for Resecuritization..........128

      Section 11.09. Rights of the Insurer.................................129

EXHIBITS

Exhibit A-1       Form of Class A Certificate

Exhibit A-2       Form of Class SB Certificate

Exhibit B   Form of Class R Certificate

Exhibit C   Custodial Agreement

Exhibit D-1       Mortgage Loan Schedule - Group - I

Exhibit D-2       Mortgage Loan Schedule - Group - II

Exhibit E   Forms Of Request For Release

Exhibit F-1       Form of Transfer Affidavit and Agreement

Exhibit F-2       Form of Transferor Certificate

Exhibit G   Form of Investor Representation Letter

Exhibit H   Form of Transferor Representation Letter

Exhibit I   Text of Amendment to Pooling and Servicing
Agreement Pursuant to Section 11.01(e) for a
Limited Guaranty

Exhibit J   Form of Limited Guaranty

Exhibit K   Form of Lender Certification for Assignment of Mortgage Loan

Exhibit L   Form of Rule 144A Investment Representation

Exhibit M   High Cost Mortgage Loans

Exhibit N   Representations and Warranties

Exhibit O-1       Certificate Guaranty Insurance Policy - Loan Group I

Exhibit O-2       Certificate Guaranty Insurance Policy - Loan Group II





                            INDEX OF DEFINED TERMS


12 Month Loss Amount........................................................40
Accrued Certificate Interest.................................................2
Adjustable Group II Loan.....................................................3
Adjusted Mortgage Rate.......................................................3
Adjustment Date..............................................................3
Advance......................................................................3
Agreement....................................................................3
Amount Held for Future Distribution..........................................3
Appraised Value..............................................................4
Assignment...................................................................4
Assignment Agreement.........................................................4
Available Distribution Amount................................................4
Bankruptcy Amount............................................................5
Bankruptcy Code..............................................................5
Bankruptcy Loss..............................................................5
Basis Risk Reserve Fund......................................................5
Basis Risk Shortfall.........................................................5
Book-Entry Certificate.......................................................5
Business Day.................................................................5
Buydown Funds................................................................6
Buydown Mortgage Loan........................................................6
Cash Liquidation.............................................................6
Certificate..................................................................6
Certificate Account..........................................................6
Certificate Account Deposit Date.............................................6
Certificate Insurer Premium..................................................7
Certificate Insurer Premium Rate.............................................7
Certificate Owner............................................................7
Certificate Principal Balance................................................7
Certificate Register and Certificate Registrar...............................7
Certificateholder or Holder..................................................6
Class........................................................................7
Class A Certificate..........................................................7
Class A-I Certificate........................................................7
Class A-I Percentage.........................................................8
Class A-II Basis Risk Shortfalls.............................................8
Class A-II Certificate.......................................................8
Class A-II Percentage........................................................8
Class R Certificate..........................................................8
Class R-I Certificate........................................................8
Class R-II Certificate.......................................................8
Class R-III Certificate......................................................9
Class SB Certificate.........................................................9
Class SB-I Certificate.......................................................9
Class SB-II Certificate......................................................9
Closing Date.................................................................9
Code.........................................................................9
Combined Loan-to-Value Ratio.................................................9
Compensating Interest........................................................9
Corporate Trust Office......................................................10
Curtailment.................................................................10
Custodial Account...........................................................10
Custodial Agreement.........................................................10
Custodian...................................................................10
Cut-off Date................................................................10
Cut-off Date Principal Balance..............................................10
Debt Service Reduction......................................................10
Deficiency Amount...........................................................10
Deficient Valuation.........................................................11
Definitive Certificate......................................................11
Deleted Mortgage Loan.......................................................11
Delinquency Ratio...........................................................11
Delinquent..................................................................11
Depository..................................................................11
Depository Participant......................................................11
Destroyed Mortgage Note.....................................................11
Determination Date..........................................................12
Disqualified Organization...................................................12
Distribution Date...........................................................12
Due Date....................................................................12
Due Period..................................................................12
Eligible Account............................................................12
Event of Default............................................................13
Excess Bankruptcy Loss......................................................13
Excess Fraud Loss...........................................................13
Excess Special Hazard Loss..................................................13
Extraordinary Events........................................................13
Extraordinary Losses........................................................14
FASIT.......................................................................14
FDIC........................................................................14
FHLMC.......................................................................14
Final Distribution Date.....................................................14
Fitch IBCA..................................................................14
FNMA........................................................................14
Foreclosure Profits.........................................................14
Fraud Loss Amount...........................................................14
Fraud Losses................................................................15
Gross Margin................................................................15
Group I Available Excess Cash Flow..........................................15
Group I Cumulative Insurance Payment........................................16
Group I Loans...............................................................16
Group I Prepayment Interest Shortfall.......................................16
Group I REO Properties......................................................16
Group II Available Excess Cash Flow.........................................16
Group II Cumulative Insurance Payments......................................16
Group II Loans..............................................................16
Group II Prepayment Interest Shortfall......................................17
Group II REO Properties.....................................................17
High Cost Loan..............................................................17
Independent.................................................................17
Index.......................................................................17
Initial Basis Risk Reserve Fund Deposit.....................................17
Initial Certificate Principal Balance.......................................17
Insurance Account...........................................................18
Insurance Agreement.........................................................18
Insurance Proceeds..........................................................18
Insured Amount..............................................................18
Insurer.....................................................................18
Insurer Account.............................................................18
Insurer Default.............................................................18
Interest Accrual Period.....................................................18
Junior Mortgage Loan........................................................19
Late Collections............................................................19
Late Payment Rate...........................................................19
LIBOR.......................................................................19
LIBOR Business Day..........................................................19
LIBOR Rate Adjustment Date..................................................19
Liquidation Proceeds........................................................19
Loan Group..................................................................19
Loan Group I................................................................19
Loan Group I Excess Cash Flow...............................................20
Loan Group I Optional Termination Date......................................20
Loan Group I Stated Principal Balance.......................................20
Loan Group II...............................................................20
Loan Group II Excess Cash Flow..............................................20
Loan Group II Optional Termination Date.....................................20
Loan Group II Stated Principal Balance......................................20
Loan-to-Value Ratio.........................................................19
Maturity Date...............................................................20
Maximum Mortgage Rate.......................................................20
Maximum Net Mortgage Rate...................................................21
Minimum Mortgage Rate.......................................................21
Modified Mortgage Loan......................................................21
Modified Net Mortgage Rate..................................................21
Monthly Payment.............................................................21
Moody's.....................................................................21
Mortgage....................................................................21
Mortgage File...............................................................21
Mortgage Loan Schedule......................................................21
Mortgage Loans..............................................................23
Mortgage Note...............................................................23
Mortgage Rate...............................................................23
Mortgaged Property..........................................................23
Mortgagor...................................................................23
Net Mortgage Rate...........................................................23
Non-Primary Residence Loans.................................................24
Nonrecoverable Advance......................................................24
Nonsubserviced Mortgage Loan................................................24

Non-United States Person....................................................24
Note Margin.................................................................24
Notice......................................................................24
Officers' Certificate.......................................................24
Opinion of Counsel..........................................................24
Outstanding Mortgage Loan...................................................24
Ownership Interest..........................................................24
Pass-Through Rate...........................................................25
Paying Agent................................................................25
Percentage Interest.........................................................25
Periodic Cap................................................................25
Permitted Investments.......................................................25
Permitted Transferee........................................................26
Person......................................................................26
Policy......................................................................26
Prepayment Assumption.......................................................27
Prepayment Interest Shortfall...............................................27
Prepayment Period...........................................................27
Primary Insurance Policy....................................................27
Principal Distribution Amount...............................................27
Principal Prepayment........................................................28
Principal Prepayment in Full................................................28
Program Guide...............................................................28
Purchase Price..............................................................28
Qualified Substitute Mortgage Loan..........................................29
Rating Agency...............................................................29
Realized Loss...............................................................29
Record Date.................................................................30
Relief Act..................................................................30
REMIC.......................................................................30
REMIC Administrator.........................................................30
REMIC I.....................................................................30
REMIC I Remittance Rate.....................................................31
REMIC II....................................................................31
REMIC II Remittance Rate....................................................31
REMIC III...................................................................31
REMIC III Certificate.......................................................32
REMIC III Regular Certificate...............................................32
REMIC III Regular Interest..................................................32
REMIC Provisions............................................................32
REO Acquisition.............................................................32
REO Disposition.............................................................32
REO Imputed Interest........................................................32
REO Proceeds................................................................32
REO Property................................................................32
Request for Release.........................................................32
Required Insurance Policy...................................................33
Residential Funding..........................................................1
Responsible Officer.........................................................33
Rolling Six Month Delinquency Rate..........................................33
Seller......................................................................33
Seller's Agreement..........................................................33
Servicing Accounts..........................................................33
Servicing Advances..........................................................33
Servicing Fee...............................................................33
Servicing Fee Rate..........................................................34
Servicing Modification......................................................34
Servicing Officer...........................................................34
Special Hazard Amount.......................................................34
Special Hazard Loss.........................................................13
Standard & Poor's...........................................................35
Startup Date................................................................35
Stated Principal Balance....................................................35
Subordinated Amount.........................................................35
Subordination Deficiency Amount.............................................36
Subordination Increase Amount...............................................36
Subordination Reduction Amount..............................................36
Subserviced Mortgage Loan...................................................36
Subservicer.................................................................36
Subservicer Advance.........................................................37
Subservicing Account........................................................37
Subservicing Agreement......................................................37
Subservicing Fee............................................................37
Targeted Subordinated Amount................................................37
Tax Returns.................................................................38
Transfer....................................................................39
Transferee..................................................................39
Transferor..................................................................39
Trigger Event...............................................................39
Trust Fund..................................................................39
Unadjusted Accrued Certificate Interest.....................................40
Uniform Single Attestation Program for Mortgage Bankers.....................40
Uninsured Cause.............................................................40
United States Person........................................................40
Voting Rights...............................................................40

                                 Exhibit 10.2

                   Certificate Guaranty Insurance Policies

Ambac      Ambac Assurance Corporation
          c/o CT Corporation Systems
          44 East Mifflin Street, Madison, Wisconsin 53703
          Administrative Office:
          One State Street Plaza, New York, New York 10004
          Telephone: (212) 668-0340

Certificate Guaranty Insurance Policy

Insured  Obligations:  $350,000,000
Policy Number:  AB0219BE
Residential Asset Securities   Corporation
Home  Equity   Mortgage   Asset-Backed   Pass-Through Certificates,
Series 1998-KS4, Class A-I

Premium: Calculated as set forth in the Certificate Guaranty Insurance Policy Endorsement attached hereto and made a part hereof Ambac Assurance Corporation (Ambac) A Wisconsin Stock Insurance Company in consideration of the payment of the premium and subject to the terms of this Policy, hereby agrees unconditionally and irrevocably to pay to the Trustee for the benefit of the Holders of the Insured Obligations, that portion of the Insured Amounts which shall become Due for Payment but shall be unpaid by reason of Nonpayment.

Ambac will make such  payments to the Trustee from its own funds on the later of
(a) one (1) Business Day following notification to Ambac of Nonpayment or (b) the Business Day on which the Insured Amounts are Due for Payment. Such payments of principal or interest shall be made only upon presentation of an instrument of assignment in form and substance satisfactory to Ambac, transferring to Ambac all rights under such Insured Obligations to receive the principal of and interest on the Insured Obligation. Ambac shall be subrogated to all the Holders' rights to payment on the Insured Obligations to the extent of the insurance disbursements so made. Once payments of the Insured Amounts have been made to the Trustee, Ambac shall have no further obligation hereunder in respect of such Insured Amounts.

In the event the Trustee for the Insured Obligations has notice that any payment of principal or interest on an Insured Obligation which has become Due for Payment and which is made to a Holder by or on behalf of the Trustee has been deemed a preferential transfer and theretofore recovered from its Holder pursuant to the United States Bankruptcy Code in accordance with a final, nonappealable order of a court of competent jurisdiction, such Holder will be entitled to payment from Ambac to the extent of such recovery if sufficient funds are not otherwise available.

This Policy is noncancelable by Ambac for any reason, including failure to receive payment of any premium due hereunder. The premium on this Policy is not refundable for any reason. This Policy does not insure against loss of any prepayment or other acceleration payment which at any time may become due in respect of any Insured Obligation, other than at the sole option of Ambac, nor against any risk other than Nonpayment, including failure of the Trustee to make any payment due Holders of Insured Amounts.

To the fullest extent permitted by applicable law, Ambac hereby waives and agrees not to assert any and all rights and defenses, to the extent such rights and defenses may be available to Ambac, to avoid payment of its obligations under this Policy in accordance with the express provisions hereof.

Any capitalized terms not defined herein shall have the meaning given such terms in the endorsement attached hereto or in the Agreement.

In witness whereof, Ambac has caused this Policy to be affixed with its corporate seal and to be signed by its duly authorized officers in facsimile to become effective as their original signatures and binding upon Ambac by virtue of the countersignature of its duly authorized representative.

/s/ Philip Lassiter           /s/ Stephen D. Cooke
President                                 Secretary


                                          /s/ Karl T. Molin
Effective Date: December 29, 1998         Authorized Representative

Ambac       Ambac Assurance Corporation
      c/o CT Corporation Systems
      44 East Mifflin Street, Madison, Wisconsin 53703
      Administrative Office:
      One State Street Plaza, New York, New York 10004
      Telephone: (212) 668-0340

Certificate Guaranty Insurance Policy

Insured Obligations: $475,000,000                     Policy Number: AB0220BE
Residential Asset Securities Corporation
Home Equity Mortgage Asset-Backed
Pass-Through Certificates, Series 1998-KS4,
Class A-II

     Premium: Calculated as set forth in the Certificate Guaranty Insurance Policy Endorsement attached hereto and made a part hereof

Ambac Assurance Corporation (Ambac) A Wisconsin Stock Insurance Company in consideration of the payment of the premium and subject to the terms of this Policy, hereby agrees unconditionally and irrevocably to pay to the Trustee for the benefit of the Holders of the Insured Obligations, that portion of the Insured Amounts which shall become Due for Payment but shall be unpaid by reason of Nonpayment.

Ambac will make such  payments to the Trustee from its own funds on the later of
(a) one (1) Business Day following notification to Ambac of Nonpayment or (b) the Business Day on which the Insured Amounts are Due for Payment. Such payments of principal or interest shall be made only upon presentation of an instrument of assignment in form and substance satisfactory to Ambac, transferring to Ambac all rights under such Insured Obligations to receive the principal of and interest on the Insured Obligation. Ambac shall be subrogated to all the Holders' rights to payment on the Insured Obligations to the extent of the insurance disbursements so made. Once payments of the Insured Amounts have been made to the Trustee, Ambac shall have no further obligation hereunder in respect of such Insured Amounts.

In the event the Trustee for the Insured Obligations has notice that any payment of principal or interest on an Insured Obligation which has become Due for Payment and which is made to a Holder by or on behalf of the Trustee has been deemed a preferential transfer and theretofore recovered from its Holder pursuant to the United States Bankruptcy Code in accordance with a final, nonappealable order of a court of competent jurisdiction, such Holder will be entitled to payment from Ambac to the extent of such recovery if sufficient funds are not otherwise available.

This Policy is noncancelable by Ambac for any reason, including failure to receive payment of any premium due hereunder. The premium on this Policy is not refundable for any reason. This Policy does not insure against loss of any prepayment or other acceleration payment which at any time may become due in respect of any Insured Obligation, other than at the sole option of Ambac, nor against any risk other than Nonpayment, including failure of the Trustee to make any payment due Holders of Insured Amounts.

To the fullest extent permitted by applicable law, Ambac hereby waives and agrees not to assert any and all rights and defenses, to the extent such rights and defenses may be available to Ambac, to avoid payment of its obligations under this Policy in accordance with the express provisions hereof.

Any capitalized terms not defined herein shall have the meaning given such terms in the endorsement attached hereto or in the Agreement.

In witness whereof, Ambac has caused this Policy to be affixed with its corporate seal and to be signed by its duly authorized officers in facsimile to become effective as their original signatures and binding upon Ambac by virtue of the countersignature of its duly authorized representative.


/s/ Philip Lassiter           /s/ Stephen D. Cooke
President                     Secretary



                                                   /s/ Karl T. Molin

Effective Date: December 29, 1998                     Authorized Representative